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                                                                     EXHIBIT 2.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------------------X
                                              :
IN RE:                                        :      CHAPTER 11
                                              :
ENRON CORP., ET AL.,                          :      CASE NO. 01-16034 (AJG)
                                              :
                     DEBTORS.                 :      JOINTLY ADMINISTERED
----------------------------------------------X



             FIFTH AMENDED JOINT PLAN OF AFFILIATED DEBTORS PURSUANT
               TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE




                                                WEIL, GOTSHAL & MANGES LLP
                                                767 Fifth Avenue
                                                New York, New York  10153
                                                (212) 310-8000
                                                               - and -
                                                700 Louisiana
                                                Houston, Texas  77002
                                                (713) 546-5000
                                                Attorneys for Debtors and
                                                   Debtors in Possession
Dated:  January 9, 2004



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ARTICLE I               DEFINITIONS..............................................................................2

         1.1      ACFI ..........................................................................................2

         1.2      ACFI Guaranty Claim............................................................................2

         1.3      ACFI Guaranty Distributive Assets..............................................................2

         1.4      ACFI Guaranty Distributive Interests...........................................................3

         1.5      Administrative Expense Claim...................................................................3

         1.6      Affiliate......................................................................................4

         1.7      Allowed Administrative Expense Claim...........................................................4

         1.8      Allowed Claim/Allowed Equity Interest..........................................................4

         1.9      Allowed Convenience Claim......................................................................4

         1.10     Allowed ENA Debenture Claim....................................................................4

         1.11     Allowed Enron Common Equity Interest...........................................................5

         1.12     Allowed Enron Guaranty Claim...................................................................5

         1.13     Allowed Enron Preferred Equity Interest........................................................5

         1.14     Allowed Enron Senior Note Claim................................................................5

         1.15     Allowed Enron Subordinated Debenture Claim.....................................................5

         1.16     Allowed Enron TOPRS Debenture Claim............................................................5

         1.17     Allowed Enron TOPRS Subordinated Guaranty Claim................................................5

         1.18     Allowed ETS Debenture Claim....................................................................5

         1.19     Allowed General Unsecured Claim................................................................5

         1.20     Allowed Guaranty Claim.........................................................................5

         1.21     Allowed Intercompany Claim.....................................................................5

         1.22     Allowed Joint Liability Claim..................................................................5

         1.23     Allowed Other Subordinated Claim...............................................................6

         1.24     Allowed Priority Claim.........................................................................6

         1.25     Allowed Priority Non-Tax Claim.................................................................6

         1.26     Allowed Priority Tax Claim.....................................................................6

         1.27     Allowed Secured Claim..........................................................................6

         1.28     Allowed Section 510 Enron Common Equity Interest Claim.........................................6
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         1.29     Allowed Section 510 Enron Preferred Equity Interest Claim......................................6

         1.30     Allowed Section 510 Enron Senior Notes Claim...................................................6

         1.31     Allowed Section 510 Enron Subordinated Debenture Claim.........................................6

         1.32     Allowed Subordinated Claim.....................................................................6

         1.33     Allowed Wind Guaranty Claim....................................................................6

         1.34     Assets.........................................................................................6

         1.35     Assumption Schedule............................................................................7

         1.36     Ballot.........................................................................................7

         1.37     Ballot Date....................................................................................7

         1.38     Bankruptcy Code................................................................................7

         1.39     Bankruptcy Court...............................................................................7

         1.40     Bankruptcy Rules...............................................................................7

         1.41     Business Day...................................................................................7

         1.42     Case Management Order..........................................................................7

         1.43     Cash ..........................................................................................7

         1.44     Cash Equivalents...............................................................................7

         1.45     Chapter 11 Cases...............................................................................7

         1.46     Claim .........................................................................................8

         1.47     Class .........................................................................................8

         1.48     Class Actions..................................................................................8

         1.49     Collateral.....................................................................................8

         1.50     Common Equity Interest.........................................................................8

         1.51     Common Equity Trust............................................................................8

         1.52     Common Equity Trustee..........................................................................8

         1.53     Common Equity Trust Agreement..................................................................8

         1.54     Common Equity Trust Board......................................................................8

         1.55     Common Equity Trust Interests..................................................................9

         1.56     Confirmation Date..............................................................................9

         1.57     Confirmation Hearing...........................................................................9
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         1.58     Confirmation Order.............................................................................9

         1.59     Consolidated Basis.............................................................................9

         1.60     Convenience Claim..............................................................................9

         1.61     Convenience Claim Distribution Percentage......................................................9

         1.62     Creditor.......................................................................................9

         1.63     Creditor Cash..................................................................................9

         1.64     Creditors' Committee..........................................................................10

         1.65     CrossCountry Assets...........................................................................10

         1.66     CrossCountry By-laws/Organizational Agreement.................................................10

         1.67     CrossCountry Charter..........................................................................10

         1.68     CrossCountry Common Equity....................................................................11

         1.69     CrossCountry Distributing Company.............................................................11

         1.70     CrossCountry Trust............................................................................11

         1.71     CrossCountry Trust Agreement..................................................................11

         1.72     CrossCountry Trust Board......................................................................11

         1.73     CrossCountry Trustee..........................................................................11

         1.74     CrossCountry Trust Interests..................................................................11

         1.75     DCR Overseers.................................................................................12

         1.76     Debtors.......................................................................................12

         1.77     Debtors in Possession.........................................................................13

         1.78     Deferred Compensation Litigation..............................................................13

         1.79     DIP Orders....................................................................................13

         1.80     Disbursement Account(s).......................................................................13

         1.81     Disbursing Agent..............................................................................13

         1.82     Disclosure Statement..........................................................................13

         1.83     Disclosure Statement Order....................................................................14

         1.84     Disputed Claim; Disputed Equity Interest......................................................14

         1.85     Disputed Claim Amount.........................................................................14

         1.86     Distribution Model............................................................................14
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         1.87     Distributive Assets...........................................................................14

         1.88     Distributive Interests........................................................................15

         1.89     District Court................................................................................15

         1.90     ECT I ........................................................................................15

         1.91     ECT I Trust Declarations......................................................................15

         1.92     ECT II........................................................................................16

         1.93     ECT II Trust Declarations.....................................................................16

         1.94     Effective Date................................................................................16

         1.95     8.25% Subordinated Debentures.................................................................16

         1.96     Employee Committee............................................................................16

         1.97     Employee Counsel Orders.......................................................................16

         1.98     Employee Prepetition Stay Bonus Payments......................................................16

         1.99     ENA...........................................................................................16

         1.100    ENA Debentures................................................................................16

         1.101    ENA Debentures Claim..........................................................................16

         1.102    ENA Examiner..................................................................................16

         1.103    ENA Guaranty Claim............................................................................17

         1.104    ENA Guaranty Distributive Assets..............................................................17

         1.105    ENA Guaranty Distributive Interests...........................................................17

         1.106    ENA Indentures................................................................................18

         1.107    ENA Indenture Trustee.........................................................................18

         1.108    ENE ..........................................................................................18

         1.109    ENE Examiner..................................................................................18

         1.110    Enron Affiliate...............................................................................18

         1.111    Enron Common Equity Interest..................................................................18

         1.112    Enron Guaranty Claim..........................................................................18

         1.113    Enron Guaranty Distributive Assets............................................................18

         1.114    Enron Guaranty Distributive Interests ........................................................19

         1.115    Enron MIPS Agreements.........................................................................20
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         1.116    Enron Preferred Equity Interest...............................................................20

         1.117    Enron Senior Notes............................................................................20

         1.118    Enron Senior Notes Claim......................................................................20

         1.119    Enron Senior Notes Indentures.................................................................20

         1.120    Enron Senior Notes Indenture Trustees.........................................................20

         1.121    Enron Subordinated Debentures.................................................................20

         1.122    Enron Subordinated Debenture Claim............................................................20

         1.123    Enron Subordinated Indenture..................................................................21

         1.124    Enron Subordinated Indenture Trustee..........................................................21

         1.125    Enron TOPRS Debenture Claim...................................................................21

         1.126    Enron TOPRS Debentures........................................................................21

         1.127    Enron TOPRS Indenture Trustee.................................................................21

         1.128    Enron TOPRS Indentures........................................................................21

         1.129    Enron TOPRS Subordinated Guaranty Claim.......................................................21

         1.130    Entity........................................................................................21

         1.131    EPC ..........................................................................................21

         1.132    EPC Guaranty Claim............................................................................21

         1.133    EPC Guaranty Distributive Assets..............................................................21

         1.134    EPC Guaranty Distributive Interests...........................................................22

         1.135    EPF I ........................................................................................23

         1.136    EPF I Partnership Agreement...................................................................23

         1.137    EPF II........................................................................................23

         1.138    EPF II Partnership Agreement..................................................................23

         1.139    Equity Interest...............................................................................23

         1.140    ETS ..........................................................................................23

         1.141    ETS Debenture Claim...........................................................................23

         1.142    ETS Indentures................................................................................23

         1.143    ETS Indenture Trustee.........................................................................23

         1.144    Exchanged Enron Common Stock..................................................................23
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         1.145    Exchanged Enron Preferred Stock...............................................................24

         1.146    Existing PGE Common Stock.....................................................................24

         1.147    Fair Market Value.............................................................................24

         1.148    Fee Committee.................................................................................24

         1.149    Final Order...................................................................................24

         1.150    General Unsecured Claim.......................................................................24

         1.151    Guaranty Claims...............................................................................24

         1.152    Indentures....................................................................................24

         1.153    Indenture Trustees............................................................................24

         1.154    Indenture Trustee Claims......................................................................24

         1.155    Initial Petition Date.........................................................................25

         1.156    Intercompany Claims...........................................................................25

         1.157    Intercompany Distributive Assets..............................................................25

         1.158    Intercompany Distributive Interests ..........................................................25

         1.159    Investigative Orders..........................................................................25

         1.160    IRC ..........................................................................................25

         1.161    IRS...........................................................................................25

         1.162    Joint Liability Claim.........................................................................26

         1.163    Lien..........................................................................................26

         1.164    Litigation Trust..............................................................................26

         1.165    Litigation Trustee............................................................................26

         1.166    Litigation Trust Agreement....................................................................26

         1.167    Litigation Trust Board........................................................................26

         1.168    Litigation Trust Claims.......................................................................26

         1.169    Litigation Trust Interests....................................................................27

         1.170    Mediation Orders..............................................................................27

         1.171    Mediator......................................................................................27

         1.172    MegaClaim Litigation..........................................................................27

         1.173    Montgomery County Litigation..................................................................27
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         1.174    Operating Trustee.............................................................................27

         1.175    Operating Trust Agreements....................................................................27

         1.176    Operating Trusts..............................................................................27

         1.177    Operating Trust Interests.....................................................................27

         1.178    Other Equity Interest.........................................................................27

         1.179    Other Subordinated Claim......................................................................27

         1.180    Penalty Claim.................................................................................28

         1.181    Person........................................................................................28

         1.182    Petition Date.................................................................................28

         1.183    PGE...........................................................................................28

         1.184    PGE By-laws...................................................................................28

         1.185    PGE Certificate of Incorporation..............................................................28

         1.186    PGE Common Stock..............................................................................28

         1.187    PGE Trust.....................................................................................28

         1.188    PGE Trust Agreement...........................................................................28

         1.189    PGE Trust Board...............................................................................28

         1.190    PGE Trustee...................................................................................29

         1.191    PGE Trust Interests...........................................................................29

         1.192    Plan..........................................................................................29

         1.193    Plan Currency.................................................................................29

         1.194    Plan Securities...............................................................................29

         1.195    Plan Supplement...............................................................................29

         1.196    Portland Creditor Cash........................................................................30

         1.197    Portland Debtors..............................................................................30

         1.198    Preferred Equity Trust........................................................................30

         1.199    Preferred Equity Trustee......................................................................30

         1.200    Preferred Equity Trust Agreement..............................................................30

         1.201    Preferred Equity Trust Board..................................................................30

         1.202    Preferred Equity Trust Interests..............................................................31
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         1.203    Priority Claim................................................................................31

         1.204    Priority Non-Tax Claim........................................................................31

         1.205    Priority Tax Claim............................................................................31

         1.206    Prisma........................................................................................31

         1.207    Prisma Articles of Association................................................................31

         1.208    Prisma Assets.................................................................................31

         1.209    Prisma Common Stock...........................................................................31

         1.210    Prisma Memorandum of Association..............................................................32

         1.211    Prisma Trust..................................................................................32

         1.212    Prisma Trust Agreement........................................................................32

         1.213    Prisma Trust Board............................................................................32

         1.214    Prisma Trustee................................................................................32

         1.215    Prisma Trust Interests........................................................................32

         1.216    Proponents....................................................................................32

         1.217    Pro Rata Share................................................................................32

         1.218    Record Date...................................................................................32

         1.219    Remaining Assets..............................................................................32

         1.220    Remaining Asset Trust(s)......................................................................33

         1.221    Remaining Asset Trustee.......................................................................33

         1.222    Remaining Asset Trust Agreement(s)............................................................33

         1.223    Remaining Asset Trust Board(s)................................................................33

         1.224    Remaining Asset Trust Interests...............................................................33

         1.225    Reorganized Debtor Plan Administration Agreement..............................................33

         1.226    Reorganized Debtor Plan Administrator.........................................................33

         1.227    Reorganized Debtors...........................................................................33

         1.228    Reorganized Debtors By-laws...................................................................34

         1.229    Reorganized Debtors Certificate of Incorporation..............................................34

         1.230    Reorganized ENE...............................................................................34

         1.231    Reorganized Portland Debtors..................................................................34
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         1.232    Sale/Settlement Orders........................................................................34

         1.233    Sale Transaction..............................................................................34

         1.234    Schedules.....................................................................................34

         1.235    SEC ..........................................................................................34

         1.236    Section 510 Enron Common Equity Interest Claim................................................34

         1.237    Section 510 Enron Preferred Equity Interest Claim.............................................34

         1.238    Section 510 Enron Senior Notes Claim..........................................................35

         1.239    Section 510 Enron Subordinated Debenture Claim................................................35

         1.240    Secured Claim.................................................................................35

         1.241    Series 1 Exchanged Preferred Stock............................................................35

         1.242    Series 2 Exchanged Preferred Stock............................................................35

         1.243    Series 3 Exchanged Preferred Stock............................................................36

         1.244    Series 4 Exchanged Preferred Stock............................................................36

         1.245    Settling Former Employees.....................................................................36

         1.246    Severance Settlement Fund Litigation..........................................................36

         1.247    Severance Settlement Fund Proceeds............................................................36

         1.248    Severance Settlement Fund Trust...............................................................37

         1.249    Severance Settlement Fund Trust Agreement.....................................................37

         1.250    Severance Settlement Fund Trustee.............................................................37

         1.251    Severance Settlement Order....................................................................37

         1.252    6.75% Subordinated Debentures.................................................................37

         1.253    Special Litigation Trust......................................................................37

         1.254    Special Litigation Trustee....................................................................37

         1.255    Special Litigation Trust Agreement............................................................37

         1.256    Special Litigation Trust Board................................................................38

         1.257    Special Litigation Trust Claims...............................................................38

         1.258    Special Litigation Trust Interests............................................................38

         1.259    Subordinated Claim............................................................................38

         1.260    TOPRS ........................................................................................38
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         1.261    TOPRS Stipulation.............................................................................38

         1.262    Trust Interests...............................................................................39

         1.263    Unsecured Claim...............................................................................39

         1.264    Value ........................................................................................39

         1.265    WD Management Agreement.......................................................................39

         1.266    WD Trust......................................................................................39

         1.267    WD Trust Agreement............................................................................39

         1.268    WS Management Agreement.......................................................................40

         1.269    WS Trust......................................................................................40

         1.270    WS Trust Agreement............................................................................40

         1.271    Wind .........................................................................................40

         1.272    Wind Debtors..................................................................................40

         1.273    Wind Guaranty Claim...........................................................................40

         1.274    Wind Guaranty Distributive Assets.............................................................40

         1.275    Wind Guaranty Distributive Interests..........................................................41

         1.276    Wind Management Agreements....................................................................41

         1.277    Wind Reserve Fund.............................................................................41

         1.278    Wind Reserve Fund Order.......................................................................41

         1.279    Wind Trusts...................................................................................41

         1.280    Wind Trusts Assets............................................................................41

         1.281    Other Definitions.............................................................................41

ARTICLE II              COMPROMISE AND SETTLEMENT OF DISPUTES;
                        SUBSTANTIVE CONSOLIDATION; ASSUMPTION OF
                        OBLIGATIONS UNDER THE PLAN..............................................................42

         2.1      Compromise and Settlement.....................................................................42

                  (a)      Substantive Consolidation............................................................42

                  (b)      Related Issues.......................................................................42

                           (i)      Intercompany Claims.........................................................43

                           (ii)     Guaranty Claims.............................................................43

                           (iii)    Ownership of Certain Assets.................................................43
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                           (iv)     Ownership of Certain Litigation Claims......................................43

                  (c)      Plan Currency........................................................................44

                  (d)      Inter-Debtor Waivers.................................................................44

                  (e)      Governance...........................................................................44

         2.2      Non-Substantive Consolidation.................................................................44

         2.3      Allocation of Expenses........................................................................45

         2.4      Wind Reserve Fund.............................................................................45

ARTICLE III             PROVISIONS FOR PAYMENT OF ADMINISTRATIVE
                        EXPENSE CLAIMS, PRIORITY  TAX CLAIMS AND DEBTOR
                        IN POSSESSION FINANCING.................................................................45

         3.1      Administrative Expense Claims.................................................................45

         3.2      Professional Compensation and Reimbursement Claims............................................45

         3.3      Payment of Priority Tax Claims................................................................46

         3.4      Debtor in Possession Financing................................................................46

ARTICLE IV              CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS...........................................46

         4.1      Class 1 - Priority Non-Tax Claims.............................................................46

         4.2      Class 2 - Secured Claims......................................................................46

         4.3      Classes 3 through 182 - General Unsecured Claims (Other than Enron Subordinated Debenture
                  Claims and Enron TOPRS Debenture Claims)......................................................47

         4.4      Class 183 - Enron Subordinated Debenture Claims...............................................47

         4.5      Class 184 - Enron TOPRS Debenture Claims......................................................47

         4.6      Class 185 - Enron Guaranty Claims.............................................................47

         4.7      Class 186 - Wind Guaranty Claims..............................................................47

         4.8      Class 187 - ENA Guaranty Claims...............................................................47

         4.9      Class 188 - ACFI Guaranty Claims..............................................................47

         4.10     Class 189 - EPC Guaranty Claims...............................................................47

         4.11     Class 190 - Intercompany Claims...............................................................47

         4.12     Classes 191 through 375 - Convenience Claims..................................................47

         4.13     Classes 376 through 382 - Subordinated Claims.................................................47

         4.14     Class 383 - Enron Preferred Equity Interests..................................................47
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         4.15     Class 384 - Enron Common Equity Interests.....................................................47

         4.16     Class 385 - Other Equity Interests............................................................47

ARTICLE V               PROVISION FOR TREATMENT OF PRIORITY NON-TAX CLAIMS (CLASS 1)............................47

         5.1      Payment of Allowed Priority Non-Tax Claims....................................................47

ARTICLE VI              PROVISION FOR TREATMENT OF SECURED CLAIMS (CLASS 2).....................................48

         6.1      Treatment of Secured Claims...................................................................48

ARTICLE VII             PROVISION FOR TREATMENT OF GENERAL UNSECURED CLAIMS (CLASSES 3-182).....................48

         7.1      Treatment of General Unsecured Claims Other than Those Against the Portland Debtors (Classes
                  3 through 180)................................................................................48

         7.2      Treatment of General Unsecured Claims Against the Portland Debtors (Classes 181 and 182)......48

         7.3      Election to Receive Additional Cash Distributions in Lieu of Partial Plan Securities..........49

         7.4      Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated as a Convenience
                  Claim.........................................................................................49

         7.5      Limitation on Recovery........................................................................49

         7.6      Severance Settlement Fund Litigation Payments.................................................50

         7.7      Termination of Wind Trusts/Election of Wind Creditors to Receive Additional Cash
                  Distributions in Partial Plan Securities......................................................50

                  (a)      Termination..........................................................................50

                  (b)      Election.............................................................................50

         7.8      Election of TOPRS Holders to Receive Additional Cash Distributions in Lieu of Partial Plan
                  Securities....................................................................................50

ARTICLE VIII            PROVISION FOR TREATMENT OF ENRON SUBORDINATED DEBENTURE CLAIMS (CLASS 183)..............51

         8.1      Treatment of Allowed Enron Subordinated Debenture Claims (Class 183)..........................51

         8.2      Contingent Distribution/Limitation on Recovery................................................51

ARTICLE IX              PROVISION FOR TREATMENT OF Enron TOPRS DEBENTURE CLAIMS (CLASS 184).....................52

         9.1      Treatment of Allowed Enron TOPRS Debenture Claims (Class 184).................................52
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         9.2      Contingent Distribution/Limitation on Recovery................................................52

ARTICLE X               PROVISIONS FOR TREATMENT OF ENRON GUARANTY CLAIMS (CLASS 185)...........................52

         10.1     Treatment of Enron Guaranty Claims (Class 185)................................................52

         10.2     Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated
                  as a Convenience Claim .......................................................................53

ARTICLE XI              PROVISIONS FOR TREATMENT OF WIND GUARANTY CLAIMS (CLASS 186)............................53

         11.1     Treatment of Wind Guaranty Claims (Class 186) ................................................53

         11.2     Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated
                  as a Convenience Claim .......................................................................54

ARTICLE XII             PROVISIONS FOR TREATMENT OF ena GUARANTY CLAIMS (CLASS 187).............................54

         12.1     Treatment of ENA Guaranty Claims (Class 187) .................................................54

         12.2     Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated
                  as a Convenience Claim .......................................................................54

ARTICLE XIII            PROVISIONS FOR TREATMENT OF ACFI GUARANTY CLAIMS (CLASS 188)............................55

         13.1     Treatment of ACFI Guaranty Claims (Class 188) ................................................55

         13.2     Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated
                  as a Convenience Claim .......................................................................55

ARTICLE XIV             PROVISIONS FOR TREATMENT OF EPC GUARANTY CLAIMS (CLASS 189).............................55

         14.1     Treatment of EPC Guaranty Claims (Class 189) .................................................55

         14.2     Allowed Claims of Fifty Thousand Dollars or More/Election to be Treated
                  as a Convenience Claim .......................................................................55

ARTICLE XV              PROVISIONS FOR TREATMENT OF INTERCOMPANY CLAIMS (CLASS 190).............................56

         15.1     Treatment of Intercompany Claims (Class 190) .................................................56

ARTICLE XVI             PROVISIONS FOR TREATMENT OF CONVENIENCE CLAIMS (CLASSES 191-375)........................56

         16.1     Treatment of Convenience Claims (Classes 191 through 375).....................................56

         16.2     Plan Currency Opportunity.....................................................................56
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ARTICLE XVII            PROVISION FOR TREATMENT OF SUBORDINATED CLAIMS (CLASSES 376 - 382)......................57

         17.1     Treatment of Allowed Subordinated Claims (Classes 376 through 382)............................57

         17.2     Contingent Distribution/Limitation on Recovery................................................57

ARTICLE XVIII           PROVISIONS FOR TREATMENT OF ENRON PREFERRED EQUITY INTERESTS (CLASS 383)................57

         18.1     Treatment of Allowed Enron Preferred Equity Interests (Class 383).............................57

         18.2     Contingent Distribution/Limitation on Recovery................................................57

         18.3     Cancellation of Enron Preferred Equity Interests and Exchanged Enron Preferred Stock..........58

ARTICLE XIX             PROVISION FOR TREATMENT OF ENRON COMMON EQUITY INTERESTS (CLASS 384)....................58

         19.1     Treatment of Allowed Enron Common Equity Interests (Class 384)................................58

         19.2     Contingent Distribution to Common Equity Trust................................................58

         19.3     Cancellation of Enron Common Equity Interests and Exchanged Enron Common Stock................58

ARTICLE XX              PROVISIONS FOR TREATMENT OF OTHER EQUITY INTERESTS (CLASS 385)..........................59

         20.1     Cancellation of Other Equity Interests (Class 385)............................................59

ARTICLE XXI             PROVISIONS FOR TREATMENT OF DISPUTED CLAIMS UNDER THE PLAN..............................59

         21.1     Objections to Claims; Prosecution of Disputed Claims..........................................59

         21.2     Estimation of Claims..........................................................................59

         21.3     Payments and Distributions on Disputed Claims.................................................60

                  (a)      Disputed Claims Reserve..............................................................60

                  (b)      Allowance of Disputed Claims.........................................................60

                  (c)      Tax Treatment of Escrow..............................................................61

                  (d)      Funding of Escrow's Tax Obligation...................................................61

ARTICLE XXII            THE LITIGATION TRUST....................................................................62

         22.1     Establishment of the Trust....................................................................62

         22.2     Purpose of the Litigation Trust...............................................................62
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         22.3     Funding Expenses of the Litigation Trust......................................................62

         22.4     Transfer of Assets............................................................................62

         22.5     Valuation of Assets...........................................................................63

         22.6     Litigation; Responsibilities of Litigation Trustee............................................63

         22.7     Investment Powers.............................................................................64

         22.8     Annual Distribution; Withholding..............................................................64

         22.9     Reporting Duties..............................................................................64

                  (a)      Federal Income Tax...................................................................64

                  (b)      Allocations of Litigation Trust Taxable Income.......................................65

                  (c)      Other................................................................................65

         22.10    Trust Implementation..........................................................................65

         22.11    Registry of Beneficial Interests..............................................................65

         22.12    Termination...................................................................................65

         22.13    Net Litigation Trust Recovery/Assignment of Claims............................................65

                  (a)      Net Judgment.........................................................................65

                  (b)      Assignment...........................................................................66

         22.14    Applicability to Certain Claims and Equity Interests..........................................66

ARTICLE XXIII           THE SPECIAL LITIGATION TRUST............................................................66

         23.1     Establishment of the Trust....................................................................66

         23.2     Purpose of the Special Litigation Trust.......................................................67

         23.3     Funding Expenses of the Special Litigation Trust..............................................67

         23.4     Transfer of Assets............................................................................67

         23.5     Valuation of Assets...........................................................................68

         23.6     Litigation of Assets; Responsibilities of Special Litigation Trustee..........................68

         23.7     Investment Powers.............................................................................68

         23.8     Annual Distribution; Withholding..............................................................69

         23.9     Reporting Duties..............................................................................69

                  (a)      Federal Income Tax...................................................................69

                  (b)      Allocations of Special Litigation Trust Taxable Income...............................69
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                  (c)      Other................................................................................70

         23.10    Trust Implementation..........................................................................70

         23.11    Registry of Beneficial Interests..............................................................70

         23.12    Termination...................................................................................70

         23.13    Net Special Litigation Trust Recovery/Assignment of Claims....................................70

                  (a)      Net Judgment.........................................................................70

                  (b)      Assignment...........................................................................71

         23.14    Applicability to Certain Claims and Equity Interests..........................................71

Article XXIV            THE OPERATING TRUSTS....................................................................71

         24.1     Establishment of the Trusts...................................................................71

         24.2     Purpose of the Operating Trusts...............................................................72

         24.3     Funding Expenses of the Operating Trusts......................................................72

         24.4     Transfer of Assets............................................................................72

         24.5     Valuation of Assets...........................................................................72

         24.6     Investment Powers.............................................................................72

         24.7     Annual Distribution; Withholding..............................................................73

         24.8     Reporting Duties..............................................................................73

                  (a)      Federal Income Tax...................................................................73

                  (b)      Allocations of Operating Trusts Taxable Income.......................................73

                  (c)      Other................................................................................74

         24.9     Trust Implementation..........................................................................74

         24.10    Registry of Beneficial Interests..............................................................74

         24.11    Termination...................................................................................74

         24.12    Non-Transferability or Certification..........................................................74

         24.13    Applicability to Certain Claims and Equity Interests..........................................75

ARTICLE XXV             THE REMAINING ASSET TRUSTS..............................................................75

         25.1     Establishment of the Trusts...................................................................75

         25.2     Purpose of the Remaining Asset Trusts.........................................................75

         25.3     Funding Expenses of the Remaining Asset Trusts................................................75
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         25.4     Transfer of Assets............................................................................75

         25.5     Valuation of Assets...........................................................................76

         25.6     Investment Powers.............................................................................76

         25.7     Annual Distribution; Withholding..............................................................76

         25.8     Reporting Duties..............................................................................77

                  (a)      Federal Income Tax...................................................................77

                  (b)      Allocations of Remaining Asset Trust Taxable Income..................................77

                  (c)      Other................................................................................77

         25.9     Trust Implementation..........................................................................78

         25.10    Registry of Beneficial Interests..............................................................78

         25.11    Termination...................................................................................78

         25.12    Non-Transferability or Certification..........................................................78

         25.13    Applicability to Certain Claims and Equity Interests..........................................78

ARTICLE XXVI            THE PREFERRED EQUITY TRUST..............................................................78

         26.1     Establishment of the Trust....................................................................78

         26.2     Purpose of the Preferred Equity Trust.........................................................79

         26.3     Funding Expenses of the Preferred Equity Trust................................................79

         26.4     Transfer of Preferred Stock...................................................................79

         26.5     Investment Powers.............................................................................79

         26.6     Annual Distribution; Withholding..............................................................80

         26.7     Reporting Duties..............................................................................80

                  (a)      Federal Income Tax...................................................................80

                  (b)      Allocations of Preferred Equity Trust Taxable Income.................................81

                  (c)      Other................................................................................81

         26.8     Trust Implementation..........................................................................81

         26.9     Registry of Beneficial Interests..............................................................81

         26.10    Termination...................................................................................81

         26.11    Non-Transferability or Certification..........................................................82

ARTICLE XXVII           THE COMMON EQUITY TRUST.................................................................82
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         27.1     Establishment of the Trusts...................................................................82

         27.2     Purpose of the Common Equity Trust............................................................82

         27.3     Funding Expenses of the Common Equity Trust...................................................82

         27.4     Transfer of Common Stock......................................................................82

         27.5     Investment Powers.............................................................................83

         27.6     Annual Distribution; Withholding..............................................................83

         27.7     Reporting Duties..............................................................................83

                  (a)      Federal Income Tax...................................................................83

                  (b)      Allocations of Common Equity Trust Taxable Income....................................84

                  (c)      Other................................................................................84

         27.8     Trust Implementation..........................................................................84

         27.9     Registry of Beneficial Interests..............................................................84

         27.10    Termination...................................................................................84

         27.11    Non-Transferability or Certification..........................................................85

ARTICLE XXVIII          PROSECUTION, COMPROMISE AND EXTINGUISHMENT OF CLAIMS HELD BY THE DEBTORS................85

         28.1     Prosecution of Claims.........................................................................85

         28.2     Compromise of Certain Guaranty Claim Litigation...............................................85

         28.3     Extinguishment of Certain Claims..............................................................86

                  (b)      Guaranty Claims......................................................................86

ARTICLE XXIX            ACCEPTANCE OR REJECTION OF PLAN; EFFECT OF REJECTION BY ONE OR MORE CLASSES OF CLAIMS
                        OR EQUITY INTEREST......................................................................87

         29.1     Impaired Classes to Vote......................................................................87

         29.2     Acceptance by Class of Creditors and Holders of Equity Interests..............................87

         29.3     Cramdown......................................................................................87

ARTICLE XXX             IDENTIFICATION OF CLAIMS AND EQUITY INTERESTS IMPAIRED AND NOT IMPAIRED BY THE PLAN.....87

         30.1     Impaired and Unimpaired Classes...............................................................87

         30.2     Impaired Classes to Vote on Plan..............................................................87
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         30.3     Controversy Concerning Impairment.............................................................87

ARTICLE XXXI            PROVISIONS FOR THE ESTABLISHMENT AND MAINTENANCE OF DISBURSEMENT ACCOUNTS...............88

         31.1     Establishment of Disbursement Account.........................................................88

         31.2     Maintenance of Disbursement Account(s)........................................................88

ARTICLE XXXII           PROVISIONS REGARDING DISTRIBUTIONS......................................................88

         32.1     Time and Manner of Distributions..............................................................88

                  (a)      Initial Distributions of Cash........................................................88

                  (b)      Subsequent Distributions of Cash.....................................................88

                  (c)      Distributions of Plan Securities.....................................................89

                           (i)      Prisma......................................................................89

                           (ii)     CrossCountry................................................................89

                           (iii)    PGE.........................................................................89

                  (d)      Distribution of Trust Interests......................................................90

                  (e)      Allocation of Remaining Asset Trust Interests........................................90

                  (f)      Recalculation of Distributive Assets, Guaranty Distributive Assets
                           and Intercompany Distributive Assets.................................................90

                  (g)      Prior and Subsequent Bankruptcy Court Orders Regarding Non-
                           Conforming Distributions.............................................................90

         32.2     Timeliness of Payments........................................................................91

         32.3     Distributions by the Disbursing Agent.........................................................91

         32.4     Manner of Payment under the Plan..............................................................91

         32.5     Delivery of Distributions.....................................................................91

         32.6     Fractional Securities.........................................................................91

         32.7     Undeliverable Distributions...................................................................92

                  (a)      Holding of Undeliverable Distributions...............................................92

                  (b)      Failure to Claim Undeliverable Distributions.........................................92

         32.8     Compliance with Tax Requirements..............................................................92

         32.9     Time Bar to Cash Payments.....................................................................92

         32.10    Distributions After Effective Date............................................................92
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         32.11    Setoffs.......................................................................................93

         32.12    Allocation of Plan Distributions Between Principal and Interest...............................93

         32.13    Surrender of Instruments......................................................................93

         32.14    Cancellation of Existing Securities and Agreements............................................93

         32.15    Certain Indenture Trustee Fees and Expenses...................................................94

         32.16    Cancellation of PGE, CrossCountry Distributing Company and Prisma Securities..................94

         32.17    Record Date...................................................................................95

         32.18    Applicability to Certain Claims and Equity Interests..........................................95

ARTICLE XXXIII          COMMITTEES, EXAMINERS, MEDIATOR AND EMPLOYEE COUNSEL....................................95

         33.1     Creditors' Committee - Term and Fees..........................................................95

         33.2     Employee Committee - Term and Fees............................................................96

         33.3     ENE Examiner - Term and Fees..................................................................96

         33.4     ENA Examiner - Term and Fees..................................................................97

                  (b)      Post-Effective Date Role.............................................................97

         33.5     Fee Committee - Term and Fees.................................................................98

         33.6     Mediator - Term and Fees......................................................................98

         33.7     Employee Counsel..............................................................................98

ARTICLE XXXIV           EXECUTORY CONTRACTS AND UNEXPIRED LEASES................................................99

         34.1     Rejection of Executory Contracts and Unexpired Leases.........................................99

         34.2     Cure of Defaults for Assumed Executory Contracts and Unexpired Leases.........................99

         34.3     Rejection of Intercompany Trading Contracts..................................................100

         34.4     Rejection Damage Claims......................................................................100

         34.5     Indemnification and Reimbursement Obligations................................................100

         34.6     Rejection of TOPRS-Related Agreements........................................................100

ARTICLE XXXV            RIGHTS AND POWERS OF DISBURSING AGENT..................................................101

         35.1     Exculpation..................................................................................101

         35.2     Powers of the Disbursing Agent...............................................................101

         35.3     Fees and Expenses Incurred From and After the Effective Date.................................101
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ARTICLE XXXVI           THE REORGANIZED DEBTOR PLAN ADMINISTRATOR..............................................102

         36.1     Appointment of Reorganized Debtor Plan Administrator.........................................102

         36.2     Responsibilities of the Reorganized Debtor Plan Administrator................................102

         36.3     Powers of the Reorganized Debtor Plan Administrator..........................................102

         36.4     Compensation of the Reorganized Debtor Plan Administrator....................................102

         36.5     Termination of Reorganized Debtor Plan Administrator.........................................103

ARTICLE XXXVII          CONDITIONS PRECEDENT TO EFFECTIVE DATE OF THE PLAN; IMPLEMENTATION PROVISIONS..........103

         37.1     Conditions Precedent to Effective Date of the Plan...........................................103

                  (a)      Entry of the Confirmation Order.....................................................103

                  (b)      Execution of Documents; Other Actions...............................................103

                  (c)      Prisma Consents Obtained............................................................103

                  (d)      CrossCountry Consents Obtained......................................................103

                  (e)      PGE Approval........................................................................103

         37.2     Waiver of Conditions Precedent...............................................................103

         37.3     Alternative Structures.......................................................................103

ARTICLE XXXVIII         RETENTION OF JURISDICTION..............................................................104

         38.1     Retention of Jurisdiction....................................................................104

ARTICLE XXXIX           MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN....................................105

         39.1     Modification of Plan.........................................................................105

         39.2     Revocation or Withdrawal.....................................................................106

ARTICLE XL              PROVISION FOR MANAGEMENT...............................................................106

         40.1     Reorganized Debtors Directors................................................................106

         40.2     Operating Entities Directors.................................................................106

ARTICLE XLI             ARTICLES OF INCORPORATION AND BY-LAWS OF THE DEBTORS; CORPORATE ACTION.................107

         41.1     Amendment of Articles of Incorporation and By-Laws...........................................107

         41.2     Corporate Action.............................................................................107

ARTICLE XLII            MISCELLANEOUS PROVISIONS...............................................................107
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         42.1     Title to Assets..............................................................................107

         42.2     Distribution of Reserved Funds...............................................................107

         42.3     Discharge of Debtors.........................................................................108

         42.4     Injunction on Claims.........................................................................108

         42.5     Term of Existing Injunctions or Stays........................................................109

         42.6     Limited Release of Directors, Officers and Employees.........................................109

         42.7     Exculpation..................................................................................110

         42.8     Preservation of Rights of Action.............................................................110

         42.9     Injunction on Actions........................................................................111

         42.10    Payment of Statutory Fees....................................................................111

         42.11    Retiree Benefits.............................................................................111

         42.12    Retention of Documents.......................................................................111

         42.13    Post-Confirmation Date Fees and Expenses.....................................................111

         42.14    Severability.................................................................................111

         42.15    Governing Law................................................................................112

         42.16    Notices......................................................................................112

         42.17    Closing of Cases.............................................................................113

         42.18    Section Headings.............................................................................113

         42.19    Exemption from Registration..................................................................113

         42.20    Exemption from Transfer Taxes................................................................113

         42.21    Inconsistencies..............................................................................113

EXHIBIT A                  ALLOWED ENA DEBENTURE CLAIMS........................................................A-1

EXHIBIT B                  ALLOWED ENRON SENIOR NOTE CLAIMS....................................................B-1

EXHIBIT C                  ALLOWED ENRON SUBORDINATED DEBENTURE CLAIMS.........................................C-1

EXHIBIT D                  ALLOWED ENRON TOPRS DEBENTURE CLAIM.................................................D-1

EXHIBIT E                  ALLOWED ETS DEBENTURE CLAIM.........................................................E-1

EXHIBIT F                  ALLOWED INTERCOMPANY CLAIMS.........................................................F-1

         Section I:     Payables...............................................................................F-1

         Section II:    Receivables...........................................................................F-20
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EXHIBIT G                  CONVENIENCE CLAIM DISTRIBUTION PERCENTAGE...........................................G-1

EXHIBIT H                  LIST OF POTENTIAL PRISMA ASSETS.....................................................H-1

EXHIBIT I                  CLASSES OF GENERAL UNSECURED CLAIMS.................................................I-1

EXHIBIT J                  CLASSES OF CONVENIENCE CLAIMS.......................................................J-1

EXHIBIT K                  CLASSES OF SUBORDINATED CLAIMS......................................................K-1

EXHIBIT L                  SENIOR INDEBTEDNESS.................................................................L-1
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

                  Enron Metals & Commodity Corp., Enron Corp., Enron North America Corp., Enron Power Marketing, Inc., PBOG Corp., Smith Street Land Company, Enron Broadband Services, Inc., Enron Energy Services Operations, Inc., Enron Energy Marketing Corp., Enron Energy Services, Inc., Enron Energy Services, LLC, Enron Transportation Services, LLC, BAM Lease Company, ENA Asset Holdings L.P., Enron Gas Liquids, Inc., Enron Global Markets LLC, Enron Net Works LLC, Enron Industrial Markets LLC, Operational Energy Corp., Enron Engineering & Construction Company, Enron Engineering & Operational Services Company, Garden State Paper Company, LLC, Palm Beach Development Company, L.L.C., Tenant Services, Inc., Enron Energy Information Solutions, Inc., EESO Merchant Investments, Inc., Enron Federal Solutions, Inc., Enron Freight Markets Corp., Enron Broadband Services, L.P., Enron Energy Services North America, Inc., Enron LNG Marketing LLC, Calypso Pipeline, LLC, Enron Global LNG LLC, Enron International Fuel Management Company, Enron Natural Gas Marketing Corp., ENA Upstream Company LLC, Enron Liquid Fuels, Inc., Enron LNG Shipping Company, Enron Property & Services Corp., Enron Capital & Trade Resources International Corp., Enron Communications Leasing Corp., Enron Wind Corp., Enron Wind Systems, Inc., Enron Wind Energy Systems Corp., Enron Wind Maintenance Corp., Enron Wind Constructors Corp., EREC Subsidiary I, LLC, EREC Subsidiary II, LLC, EREC Subsidiary III, LLC, EREC Subsidiary IV, LLC, EREC Subsidiary V, LLC, Intratex Gas Company, Enron Processing Properties, Inc., Enron Methanol Company, Enron Ventures Corp., Enron Mauritius Company, Enron India Holdings Ltd., Offshore Power Production C.V., The New Energy Trading Company, EES Service Holdings, Inc., Enron Wind Development LLC, ZWHC LLC, Zond Pacific, LLC, Enron Reserve Acquisition Corp., EPC Estates Services, Inc., f/k/a National Energy Production Corporation, Enron Power & Industrial Construction Company, NEPCO Power Procurement Company, NEPCO Services International, Inc., San Juan Gas Company, Inc., EBF LLC, Zond Minnesota Construction Company LLC, Enron Fuels International, Inc., E Power Holdings Corp., EFS Construction Management Services, Inc., Enron Management, Inc., Enron Expat Services, Inc., Artemis Associates, LLC, Clinton Energy Management Services, Inc., LINGTEC Constructors L.P., EGS New Ventures Corp., Louisiana Gas Marketing Company, Louisiana Resources Company, LGMI, Inc., LRCI, Inc., Enron Communications Group, Inc., EnRock Management, LLC, ECI-Texas, L.P., EnRock, L.P., ECI-Nevada Corp., Enron Alligator Alley Pipeline Company, Enron Wind Storm Lake I LLC, ECT Merchant Investments Corp., EnronOnLine, LLC, St. Charles Development Company, L.L.C., Calcasieu Development Company, L.L.C., Calvert City Power I, L.L.C., Enron ACS, Inc., LOA, Inc., Enron India LLC, Enron International Inc., Enron International Holdings Corp., Enron Middle East LLC, Enron WarpSpeed Services, Inc., Modulus Technologies, Inc., Enron Telecommunications, Inc., DataSystems Group, Inc. Risk Management & Trading Corp., Omicron Enterprises, Inc., EFS I, Inc., EFS II, Inc., EFS III, Inc., EFS V, Inc., EFS VI, L.P., EFS VII, Inc., EFS IX, Inc., EFS X, Inc., EFS XI, Inc., EFS XII, Inc., EFS XV, Inc., EFS XVII, Inc., Jovinole Associates, EFS Holdings, Inc., Enron Operations Services, LLC, Green Power Partners I LLC, TLS Investors, L.L.C., ECT Securities Limited Partnership, ECT Securities LP Corp., ECT Securities GP Corp., KUCC Cleburne, LLC, Enron International Asset Management Corp., Enron Brazil Power Holdings XI Ltd., Enron Holding Company L.L.C., Enron Development Management Ltd., Enron International Korea Holdings Corp., Enron Caribe VI Holdings Ltd., Enron International Asia Corp., Enron Brazil Power Investments XI Ltd., Paulista Electrical Distribution, L.L.C., Enron Pipeline Construction Services Company, Enron Pipeline Services Company, Enron Trailblazer Pipeline Company, Enron Liquid Services Corp., Enron Machine and Mechanical Services, Inc., Enron Commercial Finance Ltd., Enron Permian Gathering Inc., Transwestern Gathering Company, Enron Gathering Company, EGP Fuels Company, Enron Asset Management Resources, Inc., Enron Brazil Power Holdings I Ltd., Enron do Brazil Holdings Ltd., Enron Wind Storm Lake II LLC, Enron Renewable Energy Corp., Enron Acquisition III Corp., Enron Wind Lake Benton LLC, Superior Construction Company, EFS IV, Inc., EFS VIII, Inc., EFS XIII, Inc., Enron Credit Inc., Enron Power Corp., Richmond Power Enterprise, L.P., ECT Strategic Value Corp., Enron Development Funding Ltd., Atlantic Commercial Finance, Inc., The Protane Corporation, Enron Asia Pacific/Africa/China LLC, Enron Development Corp., ET Power 3 LLC, Nowa Sarzyna Holding B.V., Enron South America LLC, Enron Global Power & Pipelines LLC, Portland General Holdings, Inc., Portland Transition Company, Inc., Cabazon Power Partners LLC, Cabazon Holdings LLC, Enron Caribbean Basin LLC, Victory Garden Power Partners I LLC, Oswego Cogen Company, LLC and Enron Equipment & Procurement Company hereby propose the following joint chapter 11 plan pursuant to section 1121(a) of the Bankruptcy Code.

                                   ARTICLE I

                                   DEFINITIONS

                  As used in the Plan, the following terms shall have the respective meanings specified below and be equally applicable to the singular and plural of terms defined:

         1.1 ACFI: Atlantic Commercial Finance, Inc., a Delaware corporation.

         1.2 ACFI GUARANTY CLAIM: Any Unsecured Claim, other than an Intercompany Claim, against ACFI arising from or relating to an agreement by ACFI to guarantee or otherwise satisfy the obligations of another Debtor, including, without limitation, any Claim arising from or relating to rights of contribution or reimbursement.

         1.3 ACFI GUARANTY DISTRIBUTIVE ASSETS: The Plan Currency to be made available to holders of Allowed ACFI Guaranty Claims in an amount derived from the Distribution Model equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of ACFI Guaranty Claims and
(b) the product of (y) the Value of ACFI's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of ACFI's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ACFI's Convenience Claim Distribution Percentage times ACFI's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ACFI Guaranty Claims and the denominator of which is equal to the sum of ACFI's (1) General Unsecured Claims, (2) ACFI Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of ACFI Guaranty Claims and
(2) the corresponding primary General Unsecured Claim, calculated on a Consolidated

Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that, for purposes of calculating "ACFI Guaranty Distributive Assets", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

         1.4 ACFI GUARANTY DISTRIBUTIVE INTERESTS: The Litigation Trust Interests or the Special Litigation Trust Interests, as the case may be, to be made available to holders of Allowed ACFI Guaranty Claims in an amount derived from the Distribution Model equal to the quotient of (I) the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of ACFI Guaranty Claims and (b) the product of (y) the sum of the Value of ACFI's Assets and the Fair Market Value of ACFI's Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, minus an amount equal to the sum of (1) one hundred percent (100%) of ACFI's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ACFI's Convenience Claim Distribution Percentage times ACFI's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ACFI Guaranty Claims and the denominator of which is equal to the sum of ACFI's (1) General Unsecured Claims, (2) ACFI Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the sum of the Value of all of the Debtors' Assets and the Fair Market Value of all of the Debtors' Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of ACFI Guaranty Claims and
(2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims, minus (C) ACFI Guaranty Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be; provided, however, that, for purposes of calculating "ACFI Guaranty Distributive Interests", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

         1.5 ADMINISTRATIVE EXPENSE CLAIM: Any Claim constituting a cost or expense of administration of the Chapter 11 Cases asserted or authorized to be asserted in accordance with sections 503(b) and 507(a)(1) of the Bankruptcy Code during the period up to and including the Effective Date, including, without limitation, any actual and necessary costs and expenses of preserving the estates of the Debtors, any actual and necessary costs and expenses of operating the businesses of the Debtors in Possession, any post-Petition Date loans and advances extended by one Debtor to another Debtor, any costs and expenses of the Debtors in Possession for the management, maintenance, preservation, sale or other disposition of any assets, the administration and implementation of the Plan, the administration, prosecution or defense of Claims by or against the Debtors and for distributions under the Plan, any guarantees or indemnification obligations extended by the Debtors in Possession, any Claims for reclamation in accordance with section 546(c)(2) of the Bankruptcy Code allowed pursuant to Final Order, any Claims for compensation and reimbursement of expenses arising during the period from and after the respective Petition Dates and prior to the Effective Date and awarded by the Bankruptcy Court in accordance with sections 328, 330, 331 or 503(b) of the Bankruptcy Code or otherwise in accordance with the provisions of the Plan, whether fixed before or after the Effective Date, and any fees or charges assessed against the Debtors' estates pursuant to section 1930, chapter 123, Title 28, United States Code.

         1.6 AFFILIATE: Any Entity that is an "affiliate" of any of the Debtors within the meaning of section 101(2) of the Bankruptcy Code.

         1.7 ALLOWED ADMINISTRATIVE EXPENSE CLAIM: An Administrative Expense Claim, to the extent it is or has become an Allowed Claim.

         1.8 ALLOWED CLAIM/ALLOWED EQUITY INTEREST: Any Claim against or Equity Interest in any of the Debtors or the Debtors' estates, (i) proof of which was filed on or before the date designated by the Bankruptcy Court as the last date for filing such proof of claim against or equity interest in any such Debtor or such Debtor's estate, (ii) if no proof of Claim or Equity Interest has been timely filed, which has been or hereafter is listed by such Debtor in its Schedules as liquidated in amount and not disputed or contingent or (iii) any Equity Interest registered in the stock register maintained by or on behalf of the Debtors as of the Record Date, in each such case in clauses (i), (ii) and
(iii) above, a Claim or Equity Interest as to which no objection to the allowance thereof, or action to equitably subordinate or otherwise limit recovery with respect thereto, has been interposed within the applicable period of limitation fixed by the Plan, the Bankruptcy Code, the Bankruptcy Rules or a Final Order, or as to which an objection has been interposed and such Claim has been allowed in whole or in part by a Final Order. For purposes of determining the amount of an "Allowed Claim", there shall be deducted therefrom an amount equal to the amount of any claim which the Debtors may hold against the holder thereof, to the extent such claim may be set off pursuant to applicable non-bankruptcy law. Without in any way limiting the foregoing, "Allowed Claim" shall include any Claim arising from the recovery of property in accordance with sections 550 and 553 of the Bankruptcy Code and allowed in accordance with section 502(h) of the Bankruptcy Code, any Claim allowed under or pursuant to the terms of the Plan or any Claim to the extent that it has been allowed pursuant to a Final Order; provided, however, that (i) Claims allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Bankruptcy Court shall not be considered "Allowed Claims" hereunder unless otherwise specified herein or by order of the Bankruptcy Court, (ii) for any purpose under the Plan, other than with respect to an Allowed ETS Debenture Claim, "Allowed Claim" shall not include interest, penalties, or late charges arising from or relating to the period from and after the Petition Date and
(iii) "Allowed Claim" shall not include any Claim subject to disallowance in accordance with section 502(d) of the Bankruptcy Code.

         1.9 ALLOWED CONVENIENCE CLAIM: A Convenience Claim, to the extent it is or has become an Allowed Claim.

         1.10 ALLOWED ENA DEBENTURE CLAIM: An ENA Debenture Claim, to the extent it is or has become an Allowed Claim and as set forth on Exhibit "A" hereto.

         1.11 ALLOWED ENRON COMMON EQUITY INTEREST: An Enron Common Equity Interest, to the extent it is or has become an Allowed Equity Interest.

         1.12 ALLOWED ENRON GUARANTY CLAIM: An Enron Guaranty Claim, to the extent it is or has become an Allowed Claim.

         1.13 ALLOWED ENRON PREFERRED EQUITY INTEREST: An Enron Preferred Equity Interest, to the extent it is or has become an Allowed Equity Interest.

         1.14 ALLOWED ENRON SENIOR NOTE CLAIM: An Enron Senior Note Claim, to the extent it is or has become an Allowed Claim and as set forth on Exhibit "B" hereto.

         1.15 ALLOWED ENRON SUBORDINATED DEBENTURE CLAIM: An Enron Subordinated Debenture Claim, to the extent it is or has become an Allowed Claim and as set forth on Exhibit "C" hereto.

         1.16 ALLOWED ENRON TOPRS DEBENTURE CLAIM: An Enron TOPRS Debenture Claim, to the extent it is or has become an Allowed Claim and as set forth on Exhibit "D" hereto.

         1.17 ALLOWED ENRON TOPRS SUBORDINATED GUARANTY CLAIM: An Enron TOPRS Subordinated Guaranty Claim, to the extent it is or has become an Allowed Claim.

         1.18 ALLOWED ETS DEBENTURE CLAIM: An ETS Debenture Claim, to the extent it is or has become an Allowed Claim and as set forth on Exhibit "E" hereto.

         1.19 ALLOWED GENERAL UNSECURED CLAIM: A General Unsecured Claim, to the extent it is or has become an Allowed Claim.

         1.20 ALLOWED GUARANTY CLAIM: A Guaranty Claim, to the extent it is or has become an Allowed Claim.

         1.21 ALLOWED INTERCOMPANY CLAIM: An Intercompany Claim, to the extent it is or has become an Allowed Claim and as set forth on Exhibit "F" hereto; provided, however, that, based upon a methodology or procedure agreed upon by the Debtors, the Creditors' Committee and the ENA Examiner and set forth in the Plan Supplement, the amount of each such Intercompany Claim may be adjusted pursuant to a Final Order of the Bankruptcy Court entered after the date of the Disclosure Statement Order to reflect (a) Allowed Claims, other than Guaranty Claims, arising from a Debtor satisfying, or being deemed to have satisfied, the obligations of another Debtor, (b) Allowed Claims arising under section 502(h) of the Bankruptcy Code solely to the extent that a Debtor does not receive a full recovery due to the effect of the proviso set forth in Section 28.1 of the Plan or (c) Allowed Claims arising from the rejection of written executory contracts or unexpired leases between or among the Debtors, other than with respect to Claims relating to the rejection damages referenced in Section 34.3 hereof.

         1.22 ALLOWED JOINT LIABILITY CLAIM: A Joint Liability Claim, to the extent it is or has become an Allowed Claim.

         1.23 ALLOWED OTHER SUBORDINATED CLAIM: An Other Subordinated Claim, to the extent it is or has become an Allowed Claim.

         1.24 ALLOWED PRIORITY CLAIM: A Priority Claim, to the extent it is or has become an Allowed Claim.

         1.25 ALLOWED PRIORITY NON-TAX CLAIM: A Priority Non-Tax Claim, to the extent it is or has become an Allowed Claim.

         1.26 ALLOWED PRIORITY TAX CLAIM: A Priority Tax Claim, to the extent it is or has become an Allowed Claim.

         1.27 ALLOWED SECURED CLAIM: A Secured Claim, to the extent it is or has become an Allowed Claim.

         1.28 ALLOWED SECTION 510 ENRON COMMON EQUITY INTEREST CLAIM: A Section 510 Enron Common Equity Interest Claim, to the extent it is or has become an Allowed Claim.

         1.29 ALLOWED SECTION 510 ENRON PREFERRED EQUITY INTEREST CLAIM: A
Section 510 Enron Preferred Equity Interest Claim, to the extent it is or has become an Allowed Claim.

         1.30 ALLOWED SECTION 510 ENRON SENIOR NOTES CLAIM: A Section 510 Enron Senior Notes Claim, to the extent it is or has become an Allowed Claim.

         1.31 ALLOWED SECTION 510 ENRON SUBORDINATED DEBENTURE CLAIM: A Section 510 Enron Subordinated Debenture Claim, to the extent it is or has become an Allowed Claim.

         1.32 ALLOWED SUBORDINATED CLAIM: A Subordinated Claim, to the extent it is or has become an Allowed Claim.

         1.33 ALLOWED WIND GUARANTY CLAIM: A Wind Guaranty Claim, to the extent it is or has become an Allowed Claim.

         1.34 ASSETS: With respect to a Debtor, (a) all "property" of such Debtor's estate, as defined in section 541 of the Bankruptcy Code, including such property as is reflected on such Debtor's books and records as of the date of the Disclosure Statement Order, unless modified pursuant to the Plan or a Final Order and (b) all claims and causes of action, including those that may be allocated or reallocated in accordance with the provisions of Articles II, XXII, XXIII and XXVIII of the Plan, that have been or may be commenced by such Debtor in Possession or other authorized representative for the benefit of such Debtor's estate, unless modified pursuant to the Plan or a Final Order; provided, however, that, "Assets" shall not include claims and causes of action which are the subject of the Severance Settlement Fund Litigation or such other property otherwise provided for in the Plan or by a Final Order; and, provided, further, that, in the event that the Litigation Trust or the Special Litigation Trust is created, Litigation Trust Claims or Special Litigation Claims, as the case may be, shall not constitute "Assets".

         1.35 ASSUMPTION SCHEDULE: The list of executory contracts and unexpired leases to be assumed in accordance with section 365 of the Bankruptcy Code and
Article XXXIV of the Plan and filed with the Bankruptcy Court pursuant to the provisions of Article XXXIV of the Plan.

         1.36 BALLOT: The form distributed to each holder of an impaired Claim on which is to be indicated acceptance or rejection of the Plan.

         1.37 BALLOT DATE: The date established by the Bankruptcy Court and set forth in the Disclosure Statement Order for the submission of Ballots and the election of alternative treatments pursuant to the terms and provisions of the Plan.

         1.38 BANKRUPTCY CODE: The Bankruptcy Reform Act of 1978, as amended, to the extent codified in Title 11, United States Code, as applicable to the Chapter 11 Cases.

         1.39 BANKRUPTCY COURT: The United States Bankruptcy Court for the Southern District of New York or such other court having jurisdiction over the Chapter 11 Cases.

         1.40 BANKRUPTCY RULES: The Federal Rules of Bankruptcy Procedure, as promulgated by the United States Supreme Court under section 2075 of Title 28 of the United States Code, and any Local Rules of the Bankruptcy Court, as amended, as applicable to the Chapter 11 Cases.

         1.41 BUSINESS DAY: A day other than a Saturday, a Sunday or any other day on which commercial banks in New York, New York are required or authorized to close by law or executive order.

         1.42 CASE MANAGEMENT ORDER: The Second Amended Case Management Order Establishing, Among Other Things, Noticing Electronic Procedures, Hearing Dates, Independent Website and Alternative Methods of Participation at Hearings, dated December 17, 2002, entered by the Bankruptcy Court.

         1.43 CASH: Lawful currency of the United States of America.

         1.44 CASH EQUIVALENTS: Equivalents of Cash in the form of readily marketable securities or instruments issued by a person other than the Debtors, including, without limitation, readily marketable direct obligations of, or obligations guaranteed by, the United States of America, commercial paper of domestic corporations carrying a Moody's Rating of "A" or better, or equivalent rating of any other nationally recognized rating service, or interest-bearing certificates of deposit or other similar obligations of domestic banks or other financial institutions having a shareholders' equity or equivalent capital of not less than One Hundred Million Dollars ($100,000,000.00), having maturities of not more than one (1) year, at the then best generally available rates of interest for like amounts and like periods.

         1.45 CHAPTER 11 CASES: The cases commenced under chapter 11 of the Bankruptcy Code by the Debtors on or after the Initial Petition Date, styled In re Enron Corp. et al., Chapter 11 Case No. 01-16034 (AJG), Jointly Administered, currently pending before the Bankruptcy Court.

         1.46 CLAIM: Any right to payment from the Debtors or from property of the Debtors or their estates, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, known or unknown or asserted; or any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtors or from property of the Debtors, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

         1.47 CLASS: A category of holders of Claims or Equity Interests set forth in Article IV of the Plan.

         1.48 CLASS ACTIONS: The litigations styled (1) In re Enron Corporation Securities, Derivative and "ERISA" Litigation, Case No. MDL 1446, (2) Newby, et al. v. Enron Corporation, et al., Civil Action No. H-01-3624, (3) Tittle, et al.
v. Enron Corp., et al., Civil Action No. H-01-3913, (4) American National Insurance Company, et al. v. Arthur Andersen, LLP, et al., Civil Action No. G-02585, (5) American National Insurance Company, et al. v. Citigroup, Inc., et al., Civil Action No. G-02-723, (6) Blaz, et al. v. Robert A. Belfer, et al., Civil Action No. H-02-1150, (7) Pearson, et al. v. Fastow, et al., Civil Action No. H-02-3786, (8) Rosen, et al. v. Fastow, et al., Civil Action No. H-02-3787,
(9) Ahlich, et al. v. Arthur Andersen LLP, et al., Civil Action No. H-02-3794,
(10) Silvercreek Management, Inc., et al. v. Salomon Smith Barney, Inc., et al., Civil Action No. H-02-3185, and (11) such other actions which may be pending and become consolidated for administrative purposes in the United States District Court for the Southern District of Texas, Houston Division.

         1.49 COLLATERAL: Any property or interest in property of the estates of any of the Debtors that is subject to an unavoidable Lien to secure the payment or performance of a Claim.

         1.50 COMMON EQUITY INTEREST: A common Equity Interest.

         1.51 COMMON EQUITY TRUST: The Entity to be created on or prior to the Effective Date to hold the Exchanged Enron Common Stock for the benefit of the holders of Enron Common Equity Trust Interests.

         1.52 COMMON EQUITY TRUSTEE: Stephen Forbes Cooper, LLC, or such other Entity appointed by the Bankruptcy Court to administer the Common Equity Trust in accordance with the terms and provisions of Article XXVII of the Plan and the Common Equity Trust Agreement.

         1.53 COMMON EQUITY TRUST AGREEMENT: The trust agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement.

         1.54 COMMON EQUITY TRUST BOARD: The Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the Common Equity Trust Agreement.

         1.55 COMMON EQUITY TRUST INTERESTS: The beneficial interests in the Common Equity Trust, in a number equal to the outstanding shares of Exchanged Enron Common Stock, to be allocated to holders of Allowed Enron Common Equity Interests.

         1.56 CONFIRMATION DATE: The date the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket of the Bankruptcy Court with respect to the Chapter 11 Cases.

         1.57 CONFIRMATION HEARING: The hearing to consider confirmation of the Plan in accordance with section 1129 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

         1.58 CONFIRMATION ORDER: The order of the Bankruptcy Court confirming the Plan.

         1.59 CONSOLIDATED BASIS: With respect to any Claims (a) asserted by an Entity against two or more Debtors and (b) arising from or related to the same liability, or on the basis of secondary liability, co-liability or joint liability, for certain purposes of the Plan, such Claims shall be deemed to be treated as a single Claim of such Entity against the Debtors as if the Debtors' estates were substantively consolidated.

         1.60 CONVENIENCE CLAIM: Except as provided in Section 16.2 of the Plan, any Claim equal to or less than Fifty Thousand Dollars ($50,000.00) or greater than Fifty Thousand Dollars ($50,000.00) but, with respect to which, the holder thereof voluntarily reduces the Claim to Fifty Thousand Dollars ($50,000.00) on the Ballot; provided, however, that, for purposes of the Plan and the distributions to be made hereunder, "Convenience Claim" shall not include (i) an Enron Senior Note Claim, (ii) an Enron Subordinated Debenture Claim, (iii) an ETS Debenture Claim, (iv) an ENA Debenture Claim, (v) an Enron TOPRS Debenture Claim and (vi) any other Claim that is a component of a larger Claim, portions of which may be held by one or more holders of Allowed Claims.

         1.61 CONVENIENCE CLAIM DISTRIBUTION PERCENTAGE: With respect to a Convenience Claim against an individual Debtor, the amount set forth opposite the appropriate Class listed on Exhibit "G" hereto.

         1.62 CREDITOR: Any Person or Entity holding a Claim against the Debtors' estates or, pursuant to section 102(2) of the Bankruptcy Code, against property of the Debtors that arose or is deemed to have arisen on or prior to the Petition Date, including, without limitation, a Claim against any of the Debtors or Debtors in Possession of a kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code.

         1.63 CREDITOR CASH: At any time, the excess, if any, of (a) all Cash and Cash Equivalents (i) in the Disbursement Account(s) or (ii) to be distributed in accordance with the provisions of Sections 22.8 and 23.8 of the Plan over (b) such amounts of Cash (i) reasonably determined by the Disbursing Agent as necessary to satisfy, in accordance with the terms and conditions of the Plan, Administrative Expense Claims, Priority Non-Tax Claims, Priority Tax Claims, Convenience Claims and Secured Claims, (ii) necessary to fund the Litigation Trust and the Special Litigation Trust in accordance with Articles XXII and XXIII of the Plan, respectively, (iii) necessary to make pro rata distributions to holders of Disputed Claims as if such Disputed Claims were, at such time, Allowed Claims and (iv) such other amounts reasonably determined by the Reorganized Debtors as necessary to fund the ongoing operations of the Reorganized Debtors or the Remaining Asset Trusts, as the case may be, during the period from the Effective Date up to and including such later date as the Reorganized Debtor Plan Administrator shall reasonably determine; provided, however, that, on the Effective Date, Creditor Cash available as of the Effective Date shall be equal to or greater than the amount of Creditor Cash jointly determined by the Debtors and the Creditors' Committee and set forth in the Plan Supplement, which amount may be subsequently adjusted with the consent of the Creditors' Committee; and, provided, further, that such projected amount of Creditor Cash shall be reduced, on a dollar-for-dollar basis, to the extent of any distributions of Cash made by the Debtors to Creditors, pursuant to a Final Order, during the period from the Confirmation Date up to and including the Effective Date.

         1.64 CREDITORS' COMMITTEE: The statutory committee of creditors holding Unsecured Claims appointed in the Chapter 11 Cases pursuant to section 1102(a)(1) of the Bankruptcy Code, as reconstituted from time to time.

         1.65 CROSSCOUNTRY ASSETS: The assets of CrossCountry Distributing Company or a subsidiary of CrossCountry Distributing Company, including, without limitation, (a) (i) eight hundred (800) shares of common stock of Transwestern Holding Company, Inc., having a par value of $0.01 per share, (ii) five hundred
(500) shares of Class B common stock of Citrus Corp., having a par value of $1.00 per share, (iii) four hundred (400) shares of common stock of Northern Plains Natural Gas Company, having a par value of $1.00 per share, (iv) one hundred percent (100%) of the membership interests in CrossCountry Energy Services, LLC (successor-in-interest to CGNN Holding Company, Inc.) and (v) one thousand (1000) shares of common stock of NBP Services Corporation, having a par value of $1.00 per share; provided, however, that, in the event that, during the period from the date of the Disclosure Statement Order up to and including the date of the initial distribution of Plan Securities pursuant to the terms and provisions of Section 32.1(c) hereof, the Debtors, with the consent of the Creditors' Committee, determine not to include in CrossCountry Distributing Company or a subsidiary thereof a particular asset set forth above, the Debtors shall file a notice thereof with the Bankruptcy Court and the Value of the CrossCountry Common Equity shall be reduced by the Value attributable to such asset, as set forth in the Disclosure Statement or determined by the Bankruptcy Court at the Confirmation Hearing, and (b) such other assets as the Debtors, with the consent of the Creditors' Committee, determine on or prior to the date of the initial distribution of Plan Securities pursuant to the terms and provisions of Section 32.1(c) hereof to include in CrossCountry Distributing Company or a subsidiary thereof and the Value of the CrossCountry Common Equity shall be increased by the Value attributable to any such assets.

         1.66 CROSSCOUNTRY BY-LAWS/ORGANIZATIONAL AGREEMENT: The by-laws or organizational agreement of CrossCountry Distributing Company, which by-laws or other organizational agreement shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

         1.67 CROSSCOUNTRY CHARTER: The Certificate of Incorporation or other charter document, as applicable, of CrossCountry Distributing Company, to be filed with its jurisdiction of organization, which certificate of incorporation or other organizational document shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

         1.68 CROSSCOUNTRY COMMON EQUITY: In the event that CrossCountry Distributing Company is (i) a corporation, the shares of common equity authorized and to be issued pursuant to the Plan, which shares shall have a par value of $0.01 per share, of which one hundred million (100,000,000) shares shall be authorized and of which seventy-five million (75,000,000) shares shall be issued pursuant to the Plan, or (ii) an Entity other than a corporation, units of common equity of such Entity, of which one hundred million (100,000,000) units shall be authorized and of which seventy-five million (75,000,000) units shall be issued pursuant to the Plan, and such other rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable non-bankruptcy law or the CrossCountry Charter or the CrossCountry By-laws/Organizational Agreement.

         1.69 CROSSCOUNTRY DISTRIBUTING COMPANY: The Entity designated jointly by the Debtors and the Creditors' Committee pursuant to the Plan to distribute shares of capital stock or equity interests in accordance with Section 32.1(c) of the Plan representing interests in the CrossCountry Assets.

         1.70 CROSSCOUNTRY TRUST: The Entity, if jointly determined by the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, to be created on or subsequent to the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, in addition to the creation of CrossCountry Distributing Company, and to which Entity shall be conveyed one hundred percent (100%) of the CrossCountry Common Equity.

         1.71 CROSSCOUNTRY TRUST AGREEMENT: In the event the CrossCountry Trust is created, the CrossCountry Trust Agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the CrossCountry Trust Board and the CrossCountry Trustee shall manage, administer, operate and liquidate the assets contained in the CrossCountry Trust and distribute the proceeds thereof or the CrossCountry Common Equity.

         1.72 CROSSCOUNTRY TRUST BOARD: In the event the CrossCountry Trust is created, the Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the CrossCountry Trust Agreement.

         1.73 CROSSCOUNTRY TRUSTEE: In the event the CrossCountry Trust is created, Stephen Forbes Cooper, LLC, or such other Entity appointed by the CrossCountry Trust Board and approved by the Bankruptcy Court to administer the CrossCountry Trust in accordance with the provisions of Article XXIV hereof and the CrossCountry Trust Agreement.

         1.74 CROSSCOUNTRY TRUST INTERESTS: In the event the CrossCountry Trust is created, the seventy-five million (75,000,000) beneficial interests in CrossCountry Distributing Company to be allocated to holders of Allowed Claims.

         1.75 DCR OVERSEERS: The group of five (5) Persons selected by the Debtors with the consent of (a) the Creditors' Committee with respect to four
(4) of the Debtors' selections and (b) the ENA Examiner with respect to one (1) of the Debtors' selections, and appointed prior to the Effective Date by the Bankruptcy Court, or any replacements thereafter selected in accordance with the guidelines of the Disputed Claims reserve set forth in the Plan Supplement, who shall determine, in accordance with the provisions set forth therein, to vote or sell the Plan Securities held by the Disputed Claims reserve to be created in accordance with the provisions of Section 21.3 of the Plan.

         1.76 DEBTORS: Enron Metals & Commodity Corp., Enron Corp., Enron North America Corp., Enron Power Marketing, Inc., PBOG Corp., Smith Street Land Company, Enron Broadband Services, Inc., Enron Energy Services Operations, Inc., Enron Energy Marketing Corp., Enron Energy Services, Inc., Enron Energy Services, LLC, Enron Transportation Services, LLC, BAM Lease Company, ENA Asset Holdings L.P., Enron Gas Liquids, Inc., Enron Global Markets LLC, Enron Net Works LLC, Enron Industrial Markets LLC, Operational Energy Corp., Enron Engineering & Construction Company, Enron Engineering & Operational Services Company, Garden State Paper Company, LLC, Palm Beach Development Company, L.L.C., Tenant Services, Inc., Enron Energy Information Solutions, Inc., EESO Merchant Investments, Inc., Enron Federal Solutions, Inc., Enron Freight Markets Corp., Enron Broadband Services, L.P., Enron Energy Services North America, Inc., Enron LNG Marketing LLC, Calypso Pipeline, LLC, Enron Global LNG LLC, Enron International Fuel Management Company, Enron Natural Gas Marketing Corp., ENA Upstream Company LLC, Enron Liquid Fuels, Inc., Enron LNG Shipping Company, Enron Property & Services Corp., Enron Capital & Trade Resources International Corp., Enron Communications Leasing Corp., Enron Wind Corp., Enron Wind Systems, Inc., Enron Wind Energy Systems Corp., Enron Wind Maintenance Corp., Enron Wind Constructors Corp., EREC Subsidiary I, LLC, EREC Subsidiary II, LLC, EREC Subsidiary III, LLC, EREC Subsidiary IV, LLC, EREC Subsidiary V, LLC, Intratex Gas Company, Enron Processing Properties, Inc., Enron Methanol Company, Enron Ventures Corp., Enron Mauritius Company, Enron India Holdings Ltd., Offshore Power Production C.V., The New Energy Trading Company, EES Service Holdings, Inc., Enron Wind Development LLC, ZWHC LLC, Zond Pacific, LLC, Enron Reserve Acquisition Corp., EPC Estates Services, Inc., f/k/a National Energy Production Corporation, Enron Power & Industrial Construction Company, NEPCO Power Procurement Company, NEPCO Services International, Inc., San Juan Gas Company, Inc., EBF LLC, Zond Minnesota Construction Company LLC, Enron Fuels International, Inc., E Power Holdings Corp., EFS Construction Management Services, Inc., Enron Management, Inc., Enron Expat Services, Inc., Artemis Associates, LLC, Clinton Energy Management Services, Inc., LINGTEC Constructors L.P., EGS New Ventures Corp., Louisiana Gas Marketing Company, Louisiana Resources Company, LGMI, Inc., LRCI, Inc., Enron Communications Group, Inc., EnRock Management, LLC, ECI-Texas, L.P., EnRock, L.P., ECI-Nevada Corp., Enron Alligator Alley Pipeline Company, Enron Wind Storm Lake I LLC, ECT Merchant Investments Corp., EnronOnLine, LLC, St. Charles Development Company, L.L.C., Calcasieu Development Company, L.L.C., Calvert City Power I, L.L.C., Enron ACS, Inc., LOA, Inc., Enron India LLC, Enron International Inc., Enron International Holdings Corp., Enron Middle East LLC, Enron WarpSpeed Services, Inc., Modulus Technologies, Inc., Enron Telecommunications, Inc., DataSystems Group, Inc. Risk Management & Trading Corp., Omicron Enterprises, Inc., EFS I, Inc., EFS II, Inc., EFS III, Inc., EFS V, Inc., EFS VI, L.P., EFS VII, Inc., EFS IX, Inc., EFS X, Inc., EFS XI, Inc., EFS XII, Inc., EFS XV, Inc., EFS XVII, Inc.,

Jovinole Associates, EFS Holdings, Inc., Enron Operations Services, LLC, Green Power Partners I LLC, TLS Investors, L.L.C., ECT Securities Limited Partnership, ECT Securities LP Corp., ECT Securities GP Corp., KUCC Cleburne, LLC, Enron International Asset Management Corp., Enron Brazil Power Holdings XI Ltd., Enron Holding Company L.L.C., Enron Development Management Ltd., Enron International Korea Holdings Corp., Enron Caribe VI Holdings Ltd., Enron International Asia Corp., Enron Brazil Power Investments XI Ltd., Paulista Electrical Distribution, L.L.C., Enron Pipeline Construction Services Company, Enron Pipeline Services Company, Enron Trailblazer Pipeline Company, Enron Liquid Services Corp., Enron Machine and Mechanical Services, Inc., Enron Commercial Finance Ltd., Enron Permian Gathering Inc., Transwestern Gathering Company, Enron Gathering Company, EGP Fuels Company, Enron Asset Management Resources, Inc., Enron Brazil Power Holdings I Ltd., Enron do Brazil Holdings Ltd., Enron Wind Storm Lake II LLC, Enron Renewable Energy Corp., Enron Acquisition III Corp., Enron Wind Lake Benton LLC, Superior Construction Company, EFS IV, Inc., EFS VIII, Inc., EFS XIII, Inc., Enron Credit Inc., Enron Power Corp., Richmond Power Enterprise, L.P., ECT Strategic Value Corp., Enron Development Funding Ltd., Atlantic Commercial Finance, Inc., The Protane Corporation, Enron Asia Pacific/Africa/China LLC, Enron Development Corp., ET Power 3 LLC, Nowa Sarzyna Holding B.V., Enron South America LLC, Enron Global Power & Pipelines LLC, Portland General Holdings, Inc., Portland Transition Company, Inc., Cabazon Power Partners LLC, Cabazon Holdings LLC, Enron Caribbean Basin LLC, Victory Garden Power Partners I LLC, Oswego Cogen Company, LLC and Enron Equipment & Procurement Company.

         1.77 DEBTORS IN POSSESSION: The Debtors as debtors in possession pursuant to sections 1101(1) and 1107(a) of the Bankruptcy Code.

         1.78 DEFERRED COMPENSATION LITIGATION: The avoidance actions commenced or to be commenced by the Debtors in Possession or the Employee Committee, for and on behalf of the Debtors' estates, in connection with payments made with respect to the Enron Corp. 1994 Deferral Plan and Enron Expat Services, Inc. 1998 Deferral Plan.

         1.79 DIP ORDERS: The Bankruptcy Court orders, dated December 3, 2001, July 2, 2002 and May 8, 2003, authorizing and approving the Debtors' incurrence of post-Petition Date debtor in possession financing and the granting of liens and security interests in connection therewith.

         1.80 DISBURSEMENT ACCOUNT(S): The account(s) to be established by the Reorganized Debtors on the Effective Date in accordance with Section 31.1 of the Plan, together with any interest earned thereon.

         1.81 DISBURSING AGENT: Solely in its capacity as agent of the Debtors to effectuate distributions pursuant to the Plan, the Reorganized Debtors, the Reorganized Debtor Plan Administrator or such other Entity as may be designated by the Debtors, with the consent of the Creditors' Committee, and appointed by the Bankruptcy Court and set forth in the Confirmation Order.

         1.82 DISCLOSURE STATEMENT: The disclosure statement for the Plan approved by the Bankruptcy Court in accordance with section 1125 of the Bankruptcy Code.

         1.83 DISCLOSURE STATEMENT ORDER: The Final Order of the Bankruptcy Court approving the Disclosure Statement in accordance with section 1125 of the Bankruptcy Code.

         1.84 DISPUTED CLAIM; DISPUTED EQUITY INTEREST: Any Claim against or Equity Interest in the Debtors, to the extent the allowance of such Claim or Equity Interest is the subject of a timely objection or request for estimation in accordance with the Plan, the Bankruptcy Code, the Bankruptcy Rules or the Confirmation Order, or is otherwise disputed by the Debtors in accordance with applicable law, which objection, request for estimation or dispute has not been withdrawn, with prejudice, or determined by a Final Order.

         1.85 DISPUTED CLAIM AMOUNT: The lesser of (a) the liquidated amount set forth in the proof of claim filed with the Bankruptcy Court relating to a Disputed Claim, (b) if the Bankruptcy Court has estimated such Disputed Claim pursuant to section 502(c) of the Bankruptcy Code, the amount of a Disputed Claim as estimated by the Bankruptcy Court, and (c) the amount of such Disputed Claim allowed by the Bankruptcy Court pursuant to section 502 of the Bankruptcy Code, or zero, if such Disputed Claim is disallowed by the Bankruptcy Court pursuant to such section, in either case, regardless of whether the order or judgment allowing or disallowing such Claim has become a Final Order; provided, however, that, in the event that such Claim has been disallowed, but the order of disallowance has not yet become a Final Order, the Bankruptcy Court may require the Disbursing Agent to reserve Cash, Plan Securities and Trust Interests in an amount equal to the Pro Rata Share that would be attributed to such Claim if it were an Allowed Claim, or a lesser amount, to the extent that the Bankruptcy Court, in its sole and absolute discretion, determines such reserve is necessary to protect the rights of such holder under all of the facts and circumstances relating to the order of disallowance and the appeal of such holder from such order.

         1.86 DISTRIBUTION MODEL: The computer program developed by The Blackstone Group L.P. for the Debtors, which program tracks the assets and liabilities of, among others, each of the Debtors and calculates the recoveries and distributions to be made pursuant to the Plan.

         1.87 DISTRIBUTIVE ASSETS: The Plan Currency to be made available to holders of Allowed General Unsecured Claims of a Debtor in an amount derived from the Distribution Model equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of such Debtor's General Unsecured Claims and (b) the product of (y) the Value of such Debtor's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of such Debtor's Administrative Expense Claims, Secured Claims and Priority Claims plus
(2) an amount equal to the product of such Debtor's Convenience Claim Distribution Percentage times such Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of such Debtor's General Unsecured Claims and the denominator of which is equal to the sum of such Debtor's (1) General Unsecured Claims, (2) Guaranty Claims and (3) Intercompany Claims, plus
(B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to the amount of such Debtor's General Unsecured Claims, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis, and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that, for purposes of calculating "Distributive Assets", (i) such calculation shall not include the Assets of or General Unsecured Claims against either of the Portland Debtors and
(ii) with respect to Allowed General Unsecured Claims against ETS, the product set forth in clause (A) above shall be equal to seventy cents ($0.70) per dollar.

         1.88 DISTRIBUTIVE INTERESTS: The Litigation Trust Interests or the Special Litigation Trust Interests, as the case may be, to be made available to holders of Allowed General Unsecured Claims of a Debtor in an amount derived from the Distribution Model equal to the quotient of (I) the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of such Debtor's General Unsecured Claims and (b) the product of (y) the sum of the Value of such Debtor's Assets and the Fair Market Value of such Debtor's Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, minus an amount equal to the sum of (1) one hundred percent (100%) of such Debtor's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of such Debtor's Convenience Claim Distribution Percentage times such Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of such Debtor's General Unsecured Claims and the denominator of which is equal to the sum of such Debtor's (1) General Unsecured Claims, (2) Guaranty Claims and (3) Intercompany Claims, plus
(B) the product of (i) thirty percent (30%) times (ii) the sum of the Value of all of the Debtors' Assets and the Fair Market Value of all of the Debtors' Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to the amount of such Debtor's General Unsecured Claims, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis, and (z) fifty percent (50%) of all Guaranty Claims, minus (C) Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be; provided, however, that, for purposes of calculating "Distributive Interests", such calculation shall not include the Assets of or General Unsecured Claims against either of the Portland Debtors.

         1.89 DISTRICT COURT: The United States District Court for the Southern District of Texas, Houston Division, having jurisdiction over the Class Actions.

         1.90 ECT I: Enron Capital Trust I, a trust under the Delaware Business Trust Act pursuant to the ECT I Trust Declarations.

         1.91 ECT I TRUST DECLARATIONS: That certain Declaration of Trust, dated as of October 25, 1996, as amended by certain Amended and Restated Declaration of Trust of Enron Capital Trust I, dated as of November 18, 1996.

         1.92 ECT II: Enron Capital Trust II, a trust under the Delaware Business Trust Act pursuant to the ECT II Trust Declarations.

         1.93 ECT II TRUST DECLARATIONS: That certain Declaration of Trust, dated as of December 23, 1996, as amended by that certain Amended and Restated Declaration of Trust of Enron Capital Trust II, dated as of January 13, 1997.

         1.94 EFFECTIVE DATE: The earlier to occur of (a) the first (1st) Business Day following the Confirmation Date that (i) the conditions to effectiveness of the Plan set forth in Section 37.1 of the Plan have been satisfied or otherwise waived in accordance with Section 37.2 of the Plan, but in no event earlier than December 31, 2004, and (ii) the effectiveness of the Confirmation Order shall not be stayed and (b) such other date following the Confirmation Date that the Debtors and the Creditors' Committee, in their joint and absolute discretion, designate.

         1.95 8.25% SUBORDINATED DEBENTURES: Those certain debentures issued in the original aggregate principal amount of One Hundred Fifty Million Dollars ($150,000,000.00) in accordance with the terms and conditions of the Enron Subordinated Indenture.

         1.96 EMPLOYEE COMMITTEE: The statutory committee appointed in the Chapter 11 Cases pursuant to section 1102(a)(2) of the Bankruptcy Code, as reconstituted from time to time, to advise and represent the interests of former and current employees with respect to employee related issues to the extent provided in the Bankruptcy Court's order, dated July 19, 2002, as such order may be amended or modified.

         1.97 EMPLOYEE COUNSEL ORDERS: The Bankruptcy Court orders, dated March 29, 2002 and November 1, 2002, together with all other orders entered by the Bankruptcy Court in conjunction therewith, authorizing the retention of counsel to represent former and present employees of the Debtors in connection with the investigations of governmental entities, authorities or agencies with respect to the Debtors' operations and financial transactions.

         1.98 EMPLOYEE PREPETITION STAY BONUS PAYMENTS: The stay bonus payments made to certain of the Debtors' former employees which are the subject of the Severance Settlement Fund Litigation.

         1.99 ENA: Enron North America Corp., a Delaware corporation.

         1.100 ENA DEBENTURES: The 7.75% Debentures Due 2016, issued in the original aggregate principal amount of $29,108,000.00 and the 7.75% Debentures Due 2016, Series II, issued in the original aggregate principal amount of $21,836,000.00, pursuant to the ENA Indentures.

         1.101 ENA DEBENTURES CLAIM: Any General Unsecured Claim arising from or related to the ENA Indentures.

         1.102 ENA EXAMINER: Harrison J. Goldin, appointed as examiner of ENA pursuant to the Bankruptcy Court's order, dated March 12, 2002.

         1.103 ENA GUARANTY CLAIM: Any Unsecured Claim, other than an Intercompany Claim, against ENA arising from or relating to an agreement by ENA to guarantee or otherwise satisfy the obligations of another Debtor, including, without limitation, any Claim arising from or relating to rights of contribution or reimbursement.

         1.104 ENA GUARANTY DISTRIBUTIVE ASSETS: The Plan Currency to be made available to holders of Allowed ENA Guaranty Claims in an amount derived from the Distribution Model equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of ENA Guaranty Claims and
(b) the product of (y) the Value of ENA's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of ENA's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ENA's Convenience Claim Distribution Percentage times ENA's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ENA Guaranty Claims and the denominator of which is equal to the sum of ENA's (1) General Unsecured Claims, (2) ENA Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of ENA Guaranty Claims and
(2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that, for purposes of calculating "ENA Guaranty Distributive Assets", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

         1.105 ENA GUARANTY DISTRIBUTIVE INTERESTS: The Litigation Trust Interests or the Special Litigation Trust Interests, as the case may be, to be made available to holders of Allowed ENA Guaranty Claims in an amount derived from the Distribution Model equal to the quotient of (I) the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of ENA Guaranty Claims and (b) the product of (y) the sum of the Value of ENA's Assets and the Fair Market Value of ENA's Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, minus an amount equal to the sum of (1) one hundred percent (100%) of ENA's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ENA's Convenience Claim Distribution Percentage times ENA's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ENA Guaranty Claims and the denominator of which is equal to the sum of ENA's (1) General Unsecured Claims, (2) ENA Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the sum of the Value of all of the Debtors' Assets and the Fair Market Value of all of the Debtors' Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of ENA Guaranty Claims and (2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims, minus (C) ENA Guaranty Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be; provided, however, that, for purposes of calculating "ENA Guaranty Distributive Interests", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

         1.106 ENA INDENTURES: That certain (1) Indenture, dated as of November 21, 1996, by and among Enron Capital & Trade Resources Corp., now known as ENA, ENE, as Guarantor, and The Chase Manhattan Bank, as Indenture Trustee, and (2) Indenture, dated as of January 16, 1997, by and among Enron Capital & Trade Resources Corp., now known as ENA, ENE, as Guarantor, and The Chase Manhattan Bank, as Indenture Trustee.

         1.107 ENA INDENTURE TRUSTEE: National City Bank, solely in its capacity as successor in interest to The Chase Manhattan Bank, as Indenture Trustee under the ENA Indentures, or its duly appointed successor.

         1.108 ENE: Enron Corp., an Oregon corporation.

         1.109 ENE EXAMINER: Neal A. Batson, appointed as examiner of ENE pursuant to the Bankruptcy Court's order, dated May 24, 2002.

         1.110 ENRON AFFILIATE: Any of the Debtors and any other direct or indirect subsidiary of ENE.

         1.111 ENRON COMMON EQUITY INTEREST: An Equity Interest represented by one of the one billion two hundred million (1,200,000,000) authorized shares of common stock of ENE as of the Petition Date or any interest or right to convert into such an equity interest or acquire any equity interest of the Debtors which was in existence immediately prior to or on the Petition Date.

         1.112 ENRON GUARANTY CLAIM: Any Unsecured Claim, other than an Intercompany Claim, against ENE arising from or relating to an agreement by ENE to guarantee or otherwise satisfy the obligations of another Debtor, including, without limitation, any Claim arising from or relating to rights of contribution or reimbursement.

         1.113 ENRON GUARANTY DISTRIBUTIVE ASSETS: The Plan Currency to be made available to holders of Allowed Enron Guaranty Claims in an amount derived from the Distribution Model equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of ENE's Enron Guaranty Claims and (b) the product of (y) the Value of ENE's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of ENE's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ENE's Convenience Claim Distribution Percentage times ENE's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ENE's Enron Guaranty Claims and the denominator of which is equal to the sum of ENE's (1) General Unsecured Claims, (2) Enron Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of Enron Guaranty Claims and (2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that, for purposes of calculating "Enron Guaranty Distributive Assets", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

         1.114 ENRON GUARANTY DISTRIBUTIVE INTERESTS: The Litigation Trust Interests or the Special Litigation Trust Interests, as the case may be, to be made available to holders of Allowed Enron Guaranty Claims in an amount derived from the Distribution Model equal to the quotient of (I) the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of ENE's Enron Guaranty Claims and (b) the product of (y) the sum of the Value of ENE's Assets and the Fair Market Value of ENE's Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, minus an amount equal to the sum of (1) one hundred percent (100%) of ENE's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of ENE's Convenience Claim Distribution Percentage times ENE's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of ENE's Enron Guaranty Claims and the denominator of which is equal to the sum of ENE's (1) General Unsecured Claims, (2) Enron Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the sum of the Value of all of the Debtors' Assets and the Fair Market Value of all of the Debtors' Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of Enron Guaranty Claims and (2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims, minus (C) Enron Guaranty Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be; provided, however, that, for purposes of calculating "Enron Guaranty Distributive Interests", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

         1.115 ENRON MIPS AGREEMENTS: That certain (a) Loan Agreement, dated as of November 15, 1993, between ENE and Enron Capital LLC, executed and delivered in connection with the issuance of 8% Cumulative Guaranteed Monthly Income Preferred Shares, and relating to a loan in the original principal amount of Two Hundred Seventy Million Five Hundred Sixty-Nine Thousand Six Hundred Twenty-One Dollars ($270,569,621.00), and (b) Loan Agreement, dated as of August 3, 1994, between ENE and Enron Capital Resources, L.P., executed and delivered in connection with the issuance of 9% Cumulative Preferred Securities, Series A, and relating to a loan in the original principal amount of Ninety-Four Million Nine Hundred Thirty-Six Thousand Seven Hundred Nine Dollars ($94,936,709.00).

         1.116 ENRON PREFERRED EQUITY INTEREST: An Equity Interest represented by an issued and outstanding share of preferred stock of ENE as of the Petition Date, including, without limitation, that certain (a) Cumulative Second Preferred Convertible Stock, (b) 9.142% Perpetual Second Preferred Stock, (c) Mandatorily Convertible Junior Preferred Stock, Series B, and (d) Mandatorily Convertible Single Reset Preferred Stock, Series C, or any other interest or right to convert into such a preferred equity interest or acquire any preferred equity interest of the Debtors which was in existence immediately prior to the Petition Date.

         1.117 ENRON SENIOR NOTES: The promissory notes and debentures issued and delivered by ENE in accordance with the terms and conditions of the Enron Senior Notes Indentures and set forth on Exhibit "B" hereto.

         1.118 ENRON SENIOR NOTES CLAIM: Any General Unsecured Claim arising from or relating to the Enron Senior Notes Indentures.

         1.119 ENRON SENIOR NOTES INDENTURES: That certain (a) Indenture, dated as of November 1, 1985, as supplemented on December 1, 1995, May 8, 1997, September 1, 1997 and August 17, 1999, between ENE, as Issuer, and The Bank of New York, as Indenture Trustee, (b) Indenture, dated as of October 15, 1985, as supplemented, between ENE, as Issuer, and Wells Fargo Bank Minnesota, as Indenture Trustee, (c) Indenture, dated as of April 8, 1999, as supplemented, between ENE, as Issuer, and Wells Fargo Bank Minnesota, as Indenture Trustee, and (d) Indenture, dated as of February 7, 2001, as supplemented, between ENE, as Issuer, and Wells Fargo Bank Minnesota, as Indenture Trustee.

         1.120 ENRON SENIOR NOTES INDENTURE TRUSTEES: The Bank of New York, solely in its capacity as successor in interest to Harris Trust and Savings Bank, as Indenture Trustee, or its duly appointed successor, and Wells Fargo Bank Minnesota, solely in its capacity as successor in interest to JPMorgan Chase Bank, as Indenture Trustee, or its duly appointed successor, solely in their capacities as indenture trustees with regard to the respective Enron Senior Notes Indentures.

         1.121 ENRON SUBORDINATED DEBENTURES: The 8.25% Subordinated Debentures and the 6.75% Subordinated Debentures.

         1.122 ENRON SUBORDINATED DEBENTURE CLAIM: Any General Unsecured Claim arising from or relating to the Enron Subordinated Indenture.

         1.123 ENRON SUBORDINATED INDENTURE: That certain Indenture, dated February 1, 1987, between ENE, as Issuer, and the Enron Subordinated Indenture Trustee, as Indenture Trustee.

         1.124 ENRON SUBORDINATED INDENTURE TRUSTEE: The Bank of New York, solely in its capacity as successor in interest to InterFirst Bank Houston, N.A., as indenture trustee under the Enron Subordinated Indenture, or its duly appointed successor.

         1.125 ENRON TOPRS DEBENTURE CLAIM: Any General Unsecured Claim arising from or relating to the Enron TOPRS Indentures.

         1.126 ENRON TOPRS DEBENTURES: The 7.75% Subordinated Debentures Due 2016, issued in the original aggregate principal amount of $181,926,000.00 and the 7.75% Subordinated Debentures Due 2016, Series II, issued in the original aggregate principal amount of $136,450,000.00, pursuant to the Enron TOPRS Indentures.

         1.127 ENRON TOPRS INDENTURE TRUSTEE: National City Bank, solely in its capacity as successor in interest to The Chase Manhattan Bank, as Indenture Trustee under the Enron TOPRS Indentures, or its duly appointed successor.

         1.128 ENRON TOPRS INDENTURES: That certain (1) Indenture, dated as of November 21, 1996, between ENE, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee, and (2) Indenture, dated as of January 16, 1997, between ENE, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

         1.129 ENRON TOPRS SUBORDINATED GUARANTY CLAIM: Any Unsecured Claim, other than an Intercompany Claim, against ENE arising from or relating to an agreement by ENE to guarantee or otherwise satisfy the obligations of another Debtor or affiliate thereof with respect to, arising from or in connection with the issuance of the TOPRS or the structure created as a result thereof, the performance of which is subordinated to the payment and performance of ENE with respect to all other Claims.

         1.130 ENTITY: A Person, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, an association, a joint stock company, a joint venture, an estate, a trust, an unincorporated organization, a governmental unit or any subdivision thereof, including, without limitation, the Office of the United States Trustee, or any other entity.

         1.131 EPC: Enron Power Corp., a Delaware corporation.

         1.132 EPC GUARANTY CLAIM: Any Unsecured Claim, other than an Intercompany Claim, against EPC arising from or relating to an agreement by EPC to guarantee or otherwise satisfy the obligations of another Debtor, including, without limitation, any Claim arising from or relating to rights of contribution or reimbursement.

         1.133 EPC GUARANTY DISTRIBUTIVE ASSETS: The Plan Currency to be made available to holders of Allowed EPC Guaranty Claims in an amount derived from the Distribution Model equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of EPC Guaranty Claims and (b) the product of (y) the Value of EPC's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of EPC's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of EPC's Convenience Claim Distribution Percentage times EPC's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of EPC Guaranty Claims and the denominator of which is equal to the sum of EPC's (1) General Unsecured Claims, (2) EPC Guaranty Claims and
(3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times
(ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of EPC Guaranty Claims and (2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that, for purposes of calculating "EPC Guaranty Distributive Assets", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

         1.134 EPC GUARANTY DISTRIBUTIVE INTERESTS: The Litigation Trust Interests or the Special Litigation Trust Interests, as the case may be, to be made available to holders of Allowed EPC Guaranty Claims in an amount derived from the Distribution Model equal to the quotient of (I) the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of EPC Guaranty Claims and (b) the product of (y) the sum of the Value of EPC's Assets and the Fair Market Value of EPC's Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, minus an amount equal to the sum of (1) one hundred percent (100%) of EPC's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to the product of EPC's Convenience Claim Distribution Percentage times EPC's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of EPC Guaranty Claims and the denominator of which is equal to the sum of EPC's (1) General Unsecured Claims, (2) EPC Guaranty Claims and (3) Intercompany Claims plus (B) the product of (i) thirty percent (30%) times (ii) the sum of the Value of all of the Debtors' Assets and the Fair Market Value of all of the Debtors' Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of EPC Guaranty Claims and
(2) the corresponding primary General Unsecured Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis and (z) fifty percent (50%) of all Guaranty Claims, minus (C) EPC Guaranty Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be; provided, however, that, for purposes of calculating "EPC Guaranty Distributive Interests", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

         1.135 EPF I: Enron Preferred Funding, L.P., a Delaware limited partnership formed pursuant to the EPF I Partnership Agreement.

         1.136 EPF I PARTNERSHIP AGREEMENT: That certain Agreement of Limited Partnership, dated as of October 25, 1996, as amended by that certain Amended and Restated Agreement of Limited Partnership of Enron Preferred Funding, L.P., dated as of November 21, 1996.

         1.137 EPF II: Enron Preferred Funding II, a Delaware limited partnership formed pursuant to the EPF II Partnership Agreement.

         1.138 EPF II PARTNERSHIP AGREEMENT: That certain Agreement of Limited Partnership, dated as of December 23, 1996, as amended by that certain Amended and Restated Agreement of Limited Partnership of Enron Preferred Funding II, dated as of January 16, 1997.

         1.139 EQUITY INTEREST: Any equity interest in any of the Debtors represented by duly authorized, validly issued and outstanding shares of preferred stock or common stock or any interest or right to convert into such an equity interest or acquire any equity interest of the Debtors which was in existence immediately prior to or on the Petition Date.

         1.140 ETS: Enron Transportation Services, LLC, a Delaware limited liability company and successor-in-interest to Enron Transportation Services Company, one of the Debtors.

         1.141 ETS DEBENTURE CLAIM: Any General Unsecured Claim arising from or relating to the ETS Indentures.

         1.142 ETS INDENTURES: That certain (1) Indenture, dated as of November 21, 1996, by and among Enron Pipeline Company, now known as ETS, as Issuer, ENE, as Guarantor, and The Chase Manhattan Bank, as Indenture Trustee, and (2) Indenture, dated as of January 16, 1997, by and among Enron Pipeline Company, now known as ETS, as Issuer, ENE, as Guarantor, and The Chase Manhattan Bank, as Indenture Trustee.

         1.143 ETS INDENTURE TRUSTEE: National City Bank, solely in its capacity as successor in interest to The Chase Manhattan Bank, as indenture trustee under the ETS Indentures, or its duly appointed successor.

         1.144 EXCHANGED ENRON COMMON STOCK: The common stock of Reorganized ENE authorized and to be issued pursuant to the Plan, having a par value of $0.01 per share, of which the same number of shares as the number of shares of outstanding Enron Common Equity Interests shall be authorized and issued pursuant to the Plan with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, each Enron Common Equity Interest and transferred to the Common Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Common Equity Interest.

         1.145 EXCHANGED ENRON PREFERRED STOCK: The Series 1 Exchanged Preferred Stock, the Series 2 Exchanged Preferred Stock, the Series 3 Exchanged Preferred Stock and the Series 4 Exchanged Preferred Stock, and such other issues of preferred stock which may be issued on account of preferred stock in existence as of the Confirmation Date.

         1.146 EXISTING PGE COMMON STOCK: The issued and outstanding shares of PGE common stock, having a par value of $3.75 per share, held by ENE as of the date hereof.

         1.147 FAIR MARKET VALUE: The value of the Litigation Trust Claims and the Special Litigation Trust Claims determined in accordance with the provisions of Sections 22.5 and 23.5 of the Plan, respectively.

         1.148 FEE COMMITTEE: The committee appointed by the Bankruptcy Court pursuant to an order, dated April 26, 2002, to, among other things, review the amounts and propriety of the fees and expenses incurred by professionals retained in the Chapter 11 Cases pursuant to an order of the Bankruptcy Court.

         1.149 FINAL ORDER: An order or judgment of the Bankruptcy Court as to which the time to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending; and if an appeal, writ of certiorari, reargument or rehearing thereof has been sought, such order shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under section 502(j) of the Bankruptcy Code, Rule 59 or Rule 60 of the Federal Rules of Civil Procedure or any analogous rule under the Bankruptcy Rules, may be but has not then been filed with respect to such order, shall not cause such order not to be a Final Order.

         1.150 GENERAL UNSECURED CLAIM: An Unsecured Claim, other than a Guaranty Claim or an Intercompany Claim.

         1.151 GUARANTY CLAIMS: ACFI Guaranty Claims, ENA Guaranty Claims, Enron Guaranty Claims, EPC Guaranty Claims and Wind Guaranty Claims.

         1.152 INDENTURES: The Enron Senior Notes Indenture, the Enron Subordinated Indenture, the ETS Indentures, the ENA Indentures and the Enron TOPRS Indentures.

         1.153 INDENTURE TRUSTEES: The Enron Senior Notes Indenture Trustees, the Enron Subordinated Indenture Trustee, the ETS Indenture Trustee, the ENA Indenture Trustee and the Enron TOPRS Indenture Trustee.

         1.154 INDENTURE TRUSTEE CLAIMS: The Claims of the Enron Senior Notes Indenture Trustees, the Enron Subordinated Indenture Trustee, the ETS Indenture Trustee, the ENA Indenture Trustee and the Enron TOPRS Indenture Trustee pursuant to the Enron Senior Notes

Indenture, the Enron Subordinated Indenture, the ETS Indentures, the ENA Indentures and the Enron TOPRS Indentures, respectively, for reasonable fees and expenses, including, without limitation, reasonable attorney's fees and expenses.

         1.155 INITIAL PETITION DATE: December 2, 2001, the date on which ENE and thirteen of its direct and indirect subsidiaries filed their voluntary petitions for relief commencing the Chapter 11 Cases.

         1.156 INTERCOMPANY CLAIMS: Any Unsecured Claim held by any Debtor, other than the Portland Debtors, against any other Debtor, other than the Portland Debtors.

         1.157 INTERCOMPANY DISTRIBUTIVE ASSETS: The Plan Currency to be made available to holders of Allowed Intercompany Claims of an individual Debtor in an amount derived from the Distribution Model equal to the product of (i) seventy percent (70%) times (ii) the lesser of (a) such Debtor's Intercompany Claims and (b) the product of (y) the Value of such Debtor's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of such Debtor's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to such Debtor's Convenience Claim Distribution Percentage times such Debtor's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of such Debtor's Intercompany Claims and the denominator of which is equal to the sum of such Debtor's (1) General Unsecured Claims, (2) Guaranty Claims and (3) Intercompany Claims.

         1.158 INTERCOMPANY DISTRIBUTIVE INTERESTS: The Trust Interests to be made available to holders of Allowed Intercompany Claims of an individual Debtor in an amount derived from the Distribution Model equal to the quotient of (I) the difference of (A) to the product of (i) seventy percent (70%) times (ii) the lesser of (a) such Debtor's Intercompany Claims and (b) the product of (y) the sum of the Value of such Debtor's Assets and the Fair Market Value of such Debtor's Trust Interests minus an amount equal to the sum of (1) one hundred percent (100%) of such Debtor's Administrative Expense Claims, Secured Claims and Priority Claims plus (2) an amount equal to such Debtor's Convenience Claim Distribution Percentage times such Debtor's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of such Debtor's Intercompany Claims and the denominator of which is equal to the sum of such Debtor's (1) General Unsecured Claims, (2) Guaranty Claims and (3) Intercompany Claims, minus (B) Intercompany Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be.

         1.159 INVESTIGATIVE ORDERS: The Bankruptcy Court orders, dated April 8, 2002, February 4, 2003, June 2, 2003, and June 11, 2003, authorizing and directing the ENE Examiner and the ENA Examiner to conduct certain investigations of the Debtors' pre-Petition Date transactions.

         1.160 IRC: The Internal Revenue Code of 1986, as amended from time to time.

         1.161 IRS: The Internal Revenue Service, an agency of the United States Department of Treasury.

         1.162 JOINT LIABILITY CLAIM: Any General Unsecured Claim against more than one Debtor arising from or relating to the same liability, or on the basis of secondary liability, co-liability or joint liability.

         1.163 LIEN: Any charge against or interest in property to secure payment of a debt or performance of an obligation.

         1.164 LITIGATION TRUST: The Entity, if jointly determined by the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, to be created on or prior to December 31st of the calendar year in which the Effective Date occurs, unless such date is otherwise extended by the Debtors and the Creditors' Committee, in their joint and absolute discretion and by notice filed with the Bankruptcy Court, in accordance with the provisions of
Article XXII hereof and the Litigation Trust Agreement for the benefit of holders of Allowed Claims, as if Litigation Trust Claims were owned by ENE, in accordance with the terms and provisions of the Distribution Model and Article XXII of the Plan.

         1.165 LITIGATION TRUSTEE: In the event the Litigation Trust is created, Stephen Forbes Cooper, LLC, the Entity approved by the Bankruptcy Court to administer the Litigation Trust in accordance with the terms and provisions of
Article XXII hereof and the Litigation Trust Agreement.

         1.166 LITIGATION TRUST AGREEMENT: In the event the Litigation Trust is created, the trust agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the Litigation Trust shall pursue the Litigation Trust Claims, if applicable, and distribute the proceeds thereof, if any.

         1.167 LITIGATION TRUST BOARD: In the event the Litigation Trust is created, the group of five (5) Persons selected by the Debtors, after consultation with (a) the Creditors' Committee with respect to four (4) of the Debtors' selections and (b) the ENA Examiner with respect to one (1) of the Debtors' selections, and appointed prior to the Effective Date by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the Litigation Trust Agreement, who shall determine in accordance with the Litigation Trust Agreement whether to prosecute, compromise or discontinue any Litigation Trust Claims.

         1.168 LITIGATION TRUST CLAIMS: All claims and causes of action asserted, or which may be asserted, by or on behalf of the Debtors or the Debtors' estates (i) in the MegaClaim Litigation, (ii) in the Montgomery County Litigation (other than claims and causes of action against insiders or former insiders of the Debtors), (iii) of the same nature against other financial institutions, law firms, accountants and accounting firms, certain of the Debtors' other professionals and such other Entities as may be described in the Plan Supplement and (iv) arising under or pursuant to sections 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code against the Entities referenced in subsections (i), (ii) and (iii) above; provided, however, that, under no circumstances, shall such claims and causes of action include (a) Special Litigation Trust Claims to be prosecuted by the Special Litigation Trust and the Special Litigation Trustee pursuant to Article XXIII hereof or (b) any claims and causes of action of the estates of the

Debtors waived and released in accordance with the provisions of Sections 28.3 and 42.6 of the Plan; and, provided, further, that, in the event that the Debtors and the Creditors' Committee jointly determine not to form the Litigation Trust, the claims and causes of action referred to in clauses (i),
(ii), (iii) and (iv) above shall be deemed to be Assets of ENE, notwithstanding the inclusion of ENE and other Debtors or their estates as a plaintiff in such litigation and without the execution and delivery of any additional documents or the entry of any order of the Bankruptcy Court or such other court of competent jurisdiction.

         1.169 LITIGATION TRUST INTERESTS: In the event the Litigation Trust is created, the twelve million (12,000,000) beneficial interests in the Litigation Trust to be deemed distributed ratably to holders of Allowed Claims pursuant to the terms and conditions of Article XXII of the Plan.

         1.170 MEDIATION ORDERS: The orders, dated May 28, 2003, June 4, 2003, June 16, 2003, and November 1, 2003, of the District Court and the Bankruptcy Court referring certain parties to mediation to facilitate the resolution of the Class Actions, the MegaClaim Litigation, certain additional litigation and other claims arising from or related to the Chapter 11 Cases.

         1.171 MEDIATOR: The Honorable William C. Conner, Senior United States District Judge, as mediator in accordance with the Mediation Orders.

         1.172 MEGACLAIM LITIGATION: The litigation styled Enron Corp. and Enron North America Corp. v. Citigroup Inc., et al., Adversary Proceeding No. 03-9266
(AJG), pending in the Bankruptcy Court.

         1.173 MONTGOMERY COUNTY LITIGATION: The litigation styled Official Committee of Unsecured Creditors of Enron Corp. v. Fastow, et al., Case No. 02-10-06531, pending in the District Court for the 9th Judicial District, Montgomery County, Texas.

         1.174 OPERATING TRUSTEE: In the event the Operating Trusts are created, Stephen Forbes Cooper, LLC, or such other Entity appointed by the Bankruptcy Court to administer the respective Operating Trusts in accordance with the terms and provisions of Article XXIV hereof and the respective Operating Trust Agreements.

         1.175 OPERATING TRUST AGREEMENTS: The Prisma Trust Agreement, the CrossCountry Trust Agreement and the PGE Trust Agreement.

         1.176 OPERATING TRUSTS: The Prisma Trust, the CrossCountry Trust and the PGE Trust.

         1.177 OPERATING TRUST INTERESTS: The CrossCountry Trust Interests, the PGE Trust Interests and the Prisma Trust Interests.

         1.178 OTHER EQUITY INTEREST: Any Common Equity Interests in any of the Debtors, other than an Enron Common Equity Interest.

         1.179 OTHER SUBORDINATED CLAIM: Any Claim determined pursuant to a Final Order to be subordinated in accordance with section 510(c) of the Bankruptcy Code under the principles of equitable subordination or otherwise.

1.180 PENALTY CLAIM: Any Claim for a fine, penalty, forfeiture, multiple, exemplary or punitive damages or otherwise not predicated upon compensatory damages and that is subject to subordination in accordance with section 726(a)(4) of the Bankruptcy Code.

         1.181 PERSON: A "person" as defined in section 101(41) of the Bankruptcy Code.

         1.182 PETITION DATE: The Initial Petition Date; provided, however, that, with respect to those Debtors which commenced their Chapter 11 Cases subsequent to December 2, 2001, "Petition Date" shall refer to the respective dates on which such Chapter 11 Cases were commenced.

         1.183 PGE: Portland General Electric Company, an Oregon corporation.

         1.184 PGE BY-LAWS: The by-laws of PGE, which by-laws shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

         1.185 PGE CERTIFICATE OF INCORPORATION: The Certificate of Incorporation of PGE, which certificate of incorporation shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

         1.186 PGE COMMON STOCK: The shares of PGE Common Stock authorized and to be issued pursuant to the Plan, which shares shall have no par value per share, of which eighty million (80,000,000) shares shall be authorized and of which sixty-two million five hundred thousand (62,500,000) shares shall be issued pursuant to the Plan, and such other rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the PGE Certificate of Incorporation or the PGE By-laws.

         1.187 PGE TRUST: The Entity, if jointly determined by the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, to be created on or subsequent to the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, to hold as its sole assets the Existing PGE Common Stock or the PGE Common Stock in lieu thereof, but in no event the assets of PGE.

         1.188 PGE TRUST AGREEMENT: In the event the PGE Trust is created, the PGE Trust Agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the PGE Trustee shall manage, administer, operate and liquidate the assets contained in the PGE Trust, either the Existing PGE Common Stock or the PGE Common Stock, as the case may be, and distribute the proceeds thereof or the Existing PGE Common Stock or the PGE Common Stock, as the case may be.

         1.189 PGE TRUST BOARD: In the event the PGE Trust is created, the Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the PGE Trust Agreement.

         1.190 PGE TRUSTEE: In the event the PGE Trust is created, Stephen Forbes Cooper, LLC, or such other Entity appointed by the PGE Trust Board and approved by the Bankruptcy Court to administer the PGE Trust in accordance with the provisions of Article XXIV hereof and the PGE Trust Agreement.

         1.191 PGE TRUST INTERESTS: The sixty-two million five hundred thousand (62,500,000) beneficial interests in the PGE Trust to be allocated to holders of Allowed Claims in the event that Enron transfers the Existing PGE Common Stock, or issues the PGE Common Stock, as the case may be, to the PGE Trust.

         1.192 PLAN: This Fifth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, including, without limitation, the Plan Supplement and the exhibits and schedules hereto or thereto, as the same is amended, modified or supplemented from time to time in accordance with the terms and provisions hereof.

         1.193 PLAN CURRENCY: The mixture of Creditor Cash, Prisma Common Stock, CrossCountry Common Equity and PGE Common Stock to be distributed to holders of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims pursuant to the Plan; provided, however, that, if jointly determined by the Debtors and the Creditors' Committee, "Plan Currency" may include Prisma Trust Interests, CrossCountry Trust Interests, PGE Trust Interests and the Remaining Asset Trust Interests.

         1.194 PLAN SECURITIES: Prisma Common Stock, CrossCountry Common Equity and PGE Common Stock.

         1.195 PLAN SUPPLEMENT: A separate volume, to be filed with the Clerk of the Bankruptcy Court including, among other documents, forms of (a) the Litigation Trust Agreement, (b) the Special Litigation Trust Agreement, (c) the Prisma Trust Agreement, (d) the CrossCountry Trust Agreement, (e) the PGE Trust Agreement, (f) the Remaining Asset Trust Agreement(s), (g) the Common Equity Trust Agreement, (h) the Preferred Equity Trust Agreement, (i) the Prisma Articles of Association, (j) the Prisma Memorandum of Association, (k) the CrossCountry By-laws/Organizational Agreement, (l) the CrossCountry Charter, (m) the PGE By-Laws, (n) the PGE Certificate of Incorporation, (o) the Reorganized Debtor Plan Administration Agreement, (p) the Reorganized Debtors By-laws, (q) the Reorganized Debtors Certificate of Incorporation, (r) the Severance Settlement Fund Trust Agreement, (s) a schedule of the types of Claims entitled to the benefits of subordination afforded by the documents referred to and the definitions set forth on Exhibit "L" to the Plan, (t) a schedule of Allowed General Unsecured Claims held by affiliated non-Debtor Entities and structures created by the Debtors and which are controlled or managed by the Debtors or their Affiliates, (u) a schedule setting forth the identity of the proposed senior officers and directors of Reorganized ENE, (v) a schedule setting forth the identity and compensation of any insiders to be retained or employed by Reorganized ENE, (w) a schedule setting forth the litigation commenced by the Debtors on or after December 15, 2003 to the extent that such litigation is not set forth in the Disclosure Statement, (x) the methodology or procedure agreed upon by the Debtors, the Creditors' Committee and the ENA Examiner with respect to the adjustment of Allowed Intercompany Claims, as referenced in Section 1.21 of the Plan, and to the extent adjusted or to be adjusted pursuant to such methodology or procedure, an updated Exhibit "F" to the Plan and a range of adjustment which may be made in accordance with Section 1.21(c) of the Plan, (y) the guidelines of the Disputed Claims reserve to be created in accordance with
Section 21.3 of the Plan, (z) the guidelines for the DCR Overseers in connection with the Disputed Claims reserve and (aa) a schedule or description of Litigation Trust Claims and Special Litigation Trust Claims, in each case, consistent with the substance of the economic and governance provisions contained in the Plan, (1) in form and substance satisfactory to the Creditors' Committee and (2) in substance satisfactory to the ENA Examiner. The Plan Supplement shall also set forth the amount of Creditor Cash to be available as of the Effective Date as jointly determined by the Debtors and the Creditors' Committee, which amount may be subsequently adjusted with the consent of the Creditors' Committee. The Plan Supplement (containing drafts or final versions of the foregoing documents) shall be (i) filed with the Clerk of the Bankruptcy Court as early as practicable (but in no event later than fifteen (15) days) prior to the Ballot Date, or on such other date as the Bankruptcy Court establishes and (ii) provided to the ENA Examiner as early as practicable (but in no event later than thirty (30) days) prior to the Ballot Date.

         1.196 PORTLAND CREDITOR CASH: At any time, the excess, if any, of (a) all Cash and Cash Equivalents in the Disbursement Account(s) relating to each of the Portland Debtors over (b) such amounts of Cash (i) reasonably determined by the Disbursing Agent as necessary to satisfy, in accordance with the terms and conditions of the Plan, Administrative Expense Claims, Priority Non-Tax Claims, Priority Tax Claims, Convenience Claims and Secured Claims relating to each of the Portland Debtors, (ii) necessary to make pro rata distributions to holders of Disputed Claims as if such Disputed Claims relating to each of the Portland Debtors were, at such time, Allowed Claims and (iii) such other amounts reasonably determined by each of the Reorganized Portland Debtors as necessary to fund the ongoing operations of each of the Reorganized Portland Debtors during the period from the Effective Date up to and including the date such Debtors' Chapter 11 Cases are closed.

         1.197 PORTLAND DEBTORS: Portland General Holdings, Inc. and Portland Transition Company, Inc.

         1.198 PREFERRED EQUITY TRUST: The Entity to be created on the Effective Date to hold the Exchanged Enron Preferred Stock for the benefit of holders of Preferred Equity Trust Interests.

         1.199 PREFERRED EQUITY TRUSTEE: Stephen Forbes Cooper, LLC, or such other Entity appointed by the Bankruptcy Court to administer the Preferred Equity Trust in accordance with the terms and provisions of Article XXVI of the Plan and the Preferred Equity Trust Agreement.

         1.200 PREFERRED EQUITY TRUST AGREEMENT: The trust agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the Preferred Equity Trustee shall manage, administer, operate and liquidate the assets contained in the Preferred Equity Trust and distribute the proceeds thereof.

         1.201 PREFERRED EQUITY TRUST BOARD: The Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the Preferred Equity Trust Agreement.

         1.202 PREFERRED EQUITY TRUST INTERESTS: The beneficial interests in the Preferred Equity Trust, in the classes and in a number equal to the outstanding shares of Exchanged Enron Preferred Stock, to be allocated to holders of Allowed Enron Preferred Equity Interests.

         1.203 PRIORITY CLAIM: A Priority Non-Tax Claim or a Priority Tax Claim, as the case may be.

         1.204 PRIORITY NON-TAX CLAIM: Any Claim against the Debtors, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in payment in accordance with sections 507(a)(3), (4), (5), (6), (7) or (9) of the Bankruptcy Code, but only to the extent entitled to such priority.

         1.205 PRIORITY TAX CLAIM: Any Claim of a governmental unit against the Debtors entitled to priority in payment under sections 502(i) and 507(a)(8) of the Bankruptcy Code.

         1.206 PRISMA: Prisma Energy International Inc., a Cayman Islands company, the assets of which shall consist of the Prisma Assets.

         1.207 PRISMA ARTICLES OF ASSOCIATION: The articles of association of Prisma, which articles of association shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

         1.208 PRISMA ASSETS: The assets to be contributed into or transferred to Prisma, including, without limitation (a) those assets set forth on Exhibit "H" hereto; provided, however, that, in the event that, during the period from the date of the Disclosure Statement Order up to and including the date of the initial distribution of Plan Securities pursuant to the terms and provisions of
Section 32.1(c) hereof, the Debtors, with the consent of the Creditors' Committee, determine not to include in Prisma a particular asset set forth on Exhibit "H" hereto, the Debtors shall file a notice thereof with the Bankruptcy Court and the Value of the Prisma Common Stock shall be reduced by the Value attributable to such asset, as set forth in the Disclosure Statement or determined by the Bankruptcy Court at the Confirmation Hearing, and (b) such other assets as the Debtors, with the consent of the Creditors' Committee, determine on or prior to the date of the initial distribution of Plan Securities pursuant to the terms and provisions of Section 32.1(c) hereof to include in Prisma and the Value of the Prisma Common Stock shall be increased by the Value attributable to any such assets.

         1.209 PRISMA COMMON STOCK: The ordinary shares of Prisma authorized and to be issued pursuant to the Plan, which shares shall have a par value of $0.01 per share, of which fifty million (50,000,000) shares shall be authorized and of which forty million (40,000,000) shares shall be issued pursuant to the Plan, and such other rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Prisma Memorandum of Association or the Prisma Articles of Association.

         1.210 PRISMA MEMORANDUM OF ASSOCIATION: The memorandum of association of Prisma, which memorandum of association shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

         1.211 PRISMA TRUST: The Entity, if jointly determined by the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, to be created on or subsequent to the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, in addition to the creation of Prisma, and to which Entity shall be conveyed one hundred percent (100%) of the Prisma Common Stock.

         1.212 PRISMA TRUST AGREEMENT: In the event that the Prisma Trust is created, the Prisma Trust Agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the Prisma Trust Board and the Prisma Trustee shall manage, administer, operate and liquidate the assets contained in the Prisma Trust and distribute the proceeds thereof or the Prisma Common Stock.

         1.213 PRISMA TRUST BOARD: In the event that the Prisma Trust is created, the Persons selected by the Debtors, after consultation with the Creditors' Committee, and appointed by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the Prisma Trust Agreement.

         1.214 PRISMA TRUSTEE: In the event that the Prisma Trust is created, Stephen Forbes Cooper, LLC, or such other Entity appointed by the Prisma Trust Board and approved by the Bankruptcy Court to administer the Prisma Trust in accordance with the provisions of Article XXIV hereof and the Prisma Trust Agreement.

         1.215 PRISMA TRUST INTERESTS: In the event that the Prisma Trust is created, the forty million (40,000,000) beneficial interests in the Prisma Trust to be allocated to holders of Allowed Claims in accordance with the provisions of Article XXXII of the Plan.

         1.216 PROPONENTS: The Debtors and Debtors in Possession.

         1.217 PRO RATA SHARE: With respect to Claims or Equity Interests (a) within the same Class or sub-Class, the proportion that a Claim or Equity Interest bears to the sum of all Claims and/or Equity Interests, as the case may be, within such Class or sub-Class, and (b) among all Classes, the proportion that a Class of Claims or Equity Interests bears to the sum of all Claims and/or Equity Interests, as the case may be; provided, however, that, notwithstanding the foregoing, for purposes of distributing Litigation Trust Interests and Special Litigation Trust Interests, "Pro Rata Share" shall not include Convenience Claims.

         1.218 RECORD DATE: The date or dates established by the Bankruptcy Court in the Confirmation Order for the purpose of determining the holders of Allowed Claims and Allowed Equity Interests entitled to receive distributions pursuant to the Plan.

         1.219 REMAINING ASSETS: From and after the Effective Date, all Assets of the Reorganized Debtors; provided, however, that, under no circumstances, shall "Remaining

Assets" include (a) Creditor Cash on the Effective Date, (b) the Litigation Trust Claims, (c) the Special Litigation Trust Claims, (d) the Plan Securities and (e) claims and causes of action subject to the Severance Settlement Fund Litigation.

         1.220 REMAINING ASSET TRUST(S): One or more Entities, if jointly determined by the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, to be created on or after the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, in accordance with the provisions of Article XXV hereof and the Remaining Asset Trust Agreement(s) for the benefit of holders of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims and such other Allowed Claims and Allowed Equity Interests in accordance with the terms and provisions of the Plan.

         1.221 REMAINING ASSET TRUSTEE: In the event the Remaining Asset Trusts are created, Stephen Forbes Cooper, LLC, or such other Entity appointed by the Remaining Asset Trust Board to administer the Remaining Asset Trust(s) in accordance with the terms and provisions of Article XXV hereof and the respective Remaining Asset Trust Agreement.

         1.222 REMAINING ASSET TRUST AGREEMENT(S): In the event the Remaining Asset Trusts are created, the Remaining Asset Trust Agreement(s), in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the Remaining Asset Trustee shall manage, administer and operate the Remaining Assets and distribute the proceeds thereof, if any.

         1.223 REMAINING ASSET TRUST BOARD(S): In the event the Remaining Asset Trusts are created, the group(s) of five (5) Persons selected by the Debtors, after consultation with (a) the Creditors' Committee with respect to four (4) of the Debtors' selections and (b) the ENA Examiner with respect to one (1) of the Debtors' selections, and appointed prior to the Effective Date by the Bankruptcy Court, or any replacements thereafter selected in accordance with the provisions of the respective Remaining Asset Trust Agreement(s).

         1.224 REMAINING ASSET TRUST INTERESTS: In the event the Remaining Asset Trusts are created, the twelve million (12,000,000) beneficial interests in the Remaining Asset Trust(s) to be deemed to be allocated to holders of Allowed Claims pursuant to the terms and conditions of Article XXV of the Plan.

         1.225 REORGANIZED DEBTOR PLAN ADMINISTRATION AGREEMENT: The agreement prescribing the powers, duties and rights of the Reorganized Debtor Plan Administrator in administering the Plan, which agreement shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

         1.226 REORGANIZED DEBTOR PLAN ADMINISTRATOR: Stephen Forbes Cooper, LLC, retained, as of the Effective Date, by the Reorganized Debtors as the employee responsible for, among other things, the matters described in Section
36.2 hereof.

         1.227 REORGANIZED DEBTORS: The Debtors, other than the Portland Debtors, from and after the Effective Date.

         1.228 REORGANIZED DEBTORS BY-LAWS: The respective by-laws of the Reorganized Debtors, including Reorganized ENE, which by-laws shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

         1.229 REORGANIZED DEBTORS CERTIFICATE OF INCORPORATION: The respective Certificates of Incorporation of the Reorganized Debtors, which certificates of incorporation shall be in form and substance satisfactory to the Creditors' Committee and in substantially the form included in the Plan Supplement.

         1.230 REORGANIZED ENE: ENE, from and after the Effective Date.

         1.231 REORGANIZED PORTLAND DEBTORS: The Portland Debtors, from and after the Effective Date.

         1.232 SALE/SETTLEMENT ORDERS: Those orders entered by the Bankruptcy Court in connection with the sale or other disposition of the assets of the Debtors or their affiliates or the compromise and settlement of claims and causes of action with regard to, among other things, wholesale and retail trading agreements, special purpose entities and structured finance transactions, wherein the proceeds thereof have been reserved, escrowed or otherwise segregated pending either a further order of the Bankruptcy Court or the agreement of the Debtors and the Creditors' Committee.

         1.233 SALE TRANSACTION: One or more transactions jointly determined by the Debtors and the Creditors' Committee, in their sole and absolute discretion, to sell all or a portion of the issued and outstanding Prisma Common Stock, CrossCountry Common Equity, Existing PGE Common Stock or PGE Common Stock or substantially all of the Prisma Assets, CrossCountry Assets or the assets of PGE; provided, however, that, notwithstanding the foregoing, in the event of a transaction involving PGE, PGE shall be sold only as a going-concern and a vertically integrated electric utility, and not on a piecemeal basis.

         1.234 SCHEDULES: The respective schedules of assets and liabilities, the list of Equity Interests, and the statements of financial affairs filed by the Debtors in accordance with section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules as such schedules and statements have been or may be supplemented or amended on or prior to the Effective Date.

         1.235 SEC: The United States Securities and Exchange Commission.

         1.236 SECTION 510 ENRON COMMON EQUITY INTEREST CLAIM: Any Claim of a holder or former holder of an Enron Common Equity Interest for rescission of or damages arising from or relating to the purchase or sale of an Enron Common Equity Interest, including, without limitation, any Claims arising from or relating to equity forward agreements and other understandings to purchase Enron Common Equity Interests, subject to subordination in accordance with section 510(b) of the Bankruptcy Code.

         1.237 SECTION 510 ENRON PREFERRED EQUITY INTEREST CLAIM: Any Claim of a holder or former holder of an Enron Preferred Equity Interest for rescission of or damages arising from or relating to the purchase or sale of an Enron Preferred Equity Interest, including, without limitation, any Claims arising from or relating to an obligation of ENE guaranteeing the payment and performance with respect to an Enron Preferred Equity Interest, subject to subordination in accordance with section 510(b) of the Bankruptcy Code.

         1.238 SECTION 510 ENRON SENIOR NOTES CLAIM: Any Claim of a holder or former holder of an Enron Senior Note for rescission of or damages arising from or relating to the purchase or sale of an Enron Senior Note subject to subordination in accordance with section 510(b) of the Bankruptcy Code.

         1.239 SECTION 510 ENRON SUBORDINATED DEBENTURE CLAIM: Any Claim of a holder or former holder of an Enron Subordinated Debenture for rescission of or damages arising from or relating to the purchase or sale of an Enron Subordinated Debenture, subject to subordination in accordance with section 510(b) of the Bankruptcy Code.

         1.240 SECURED CLAIM: A Claim against the estates of the Debtors (a) secured by a Lien on Collateral or (b) subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Collateral or to the extent of the amount subject to setoff, as applicable, as determined in accordance with section 506(a) of the Bankruptcy Code or as otherwise agreed to, in writing, by the (1) Debtors and the holder of such Claim, subject to the consent of the Creditors' Committee, or (2) the Reorganized Debtors and the holder of such Claim, as the case may be; provided, however, that, to the extent that the value of such interest is less than the amount of the Claim which has the benefit of such security, the unsecured portion of such Claim shall be treated as a General Unsecured Claim unless, in any such case, the Class of which such Claim is a part makes a valid and timely election in accordance with section 1111(b) of the Bankruptcy Code to have such Claim treated as a Secured Claim to the extent allowed.

         1.241 SERIES 1 EXCHANGED PREFERRED STOCK: The one million one hundred thirty-seven thousand nine hundred ninety-one (1,137,991) shares of preferred stock of Reorganized ENE to be distributed to holders of Allowed Enron Preferred Equity Interests on account of their shares of Cumulative Second Preferred Convertible Stock, with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, such Enron Preferred Equity Interests and transferred to the Preferred Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Preferred Equity Interest.

         1.242 SERIES 2 EXCHANGED PREFERRED STOCK: The 35.568509 shares of preferred stock of Reorganized ENE to be distributed to holders of Allowed Enron Preferred Equity Interests on account of their shares of 9.142% Perpetual Second Preferred Stock, with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, such Enron Preferred Equity Interests and transferred to the Preferred Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Preferred Equity Interest.

         1.243 SERIES 3 EXCHANGED PREFERRED STOCK: The two hundred fifty thousand (250,000) shares of preferred stock of Reorganized ENE to be distributed to holders of Allowed Enron Preferred Equity Interests on account of their shares of Mandatorily Convertible Junior Preferred Stock Series B, with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, such Enron Preferred Equity Interests and transferred to the Preferred Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Preferred Equity Interest.

         1.244 SERIES 4 EXCHANGED PREFERRED STOCK: The one hundred eighty-two thousand nine hundred eight (182,908) shares of preferred stock of Reorganized ENE to be distributed to holders of Allowed Enron Preferred Equity Interests on account of their shares of Mandatorily Convertible Single Reset Preferred Stock, Series C, with such rights with respect to dividends, liquidation, voting and other matters as are provided for by applicable nonbankruptcy law or the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, and which are being issued in exchange for, and on account of, such Enron Preferred Equity Interests and transferred to the Preferred Equity Trust with the same economic interests and rights to receive distributions from ENE or Reorganized ENE, after all Claims have been satisfied, in full, as such Enron Preferred Equity Interest.

         1.245 SETTLING FORMER EMPLOYEES: The Debtors' former employees entitled to receive distributions of Severance Settlement Fund Proceeds in accordance with the terms and conditions of the Severance Settlement Order and the Severance Settlement Fund Trust Agreement.

         1.246 SEVERANCE SETTLEMENT FUND LITIGATION: Those claims and causes of action arising from and relating to the payment of the Employee Prepetition Stay Bonus Payments to certain of the Debtors' employees, which claims and causes of action were assigned to the Employee Committee pursuant to the Severance Settlement Order, including, without limitation, the claims and causes of action which are the subject of litigation styled (a) Thresa A. Allen et al. v. Official Employment-Related Issues Committee; Enron Corp.; Enron North America Corp.; Enron Net Works, L.L.C., Adversary Proceeding No. 03-02084-AJG, currently pending in the Bankruptcy Court, (b) Official Employment-Related Issues Committee of Enron Corp., et al. v. John D. Arnold, et al., Adversary Proceeding No. 03-3522, currently pending in the United States Bankruptcy Court for the Southern District of Texas, (c) Official Employment-Related Issues Committee of Enron Corp., et al. v. James B. Fallon, et al., Adversary Proceeding No. 03-3496, currently pending in the United States Bankruptcy Court for the Southern District of Texas, (d) Official Employment-Related Issues Committee of Enron Corp., et al. v. Jeffrey McMahon, Adversary Proceeding No. 03-3598, currently pending in the United States Bankruptcy Court for the Southern District of Texas, and (e) Official Employment-Related Issues Committee of Enron Corp., et al. v. John J. Lavorato, et al., Adversary Proceeding No. 03-3721, currently pending in the United States Bankruptcy Court for the Southern District of Texas.

         1.247 SEVERANCE SETTLEMENT FUND PROCEEDS: The net proceeds, if any, to be realized from the Severance Settlement Fund Litigation, which proceeds shall be distributed to Settling

Former Employees in accordance with the terms and conditions of the Severance Settlement Fund Trust Agreement.

         1.248 SEVERANCE SETTLEMENT FUND TRUST: The trust to be created on or prior to the Effective Date, to be funded from the proceeds, if any, realized from the Severance Settlement Fund Litigation, in accordance with the Severance Settlement Fund Trust Agreement for the benefit of Settling Former Employees.

         1.249 SEVERANCE SETTLEMENT FUND TRUST AGREEMENT: The trust agreement, substantially in the form contained in the Plan Supplement, pursuant to which the Severance Settlement Fund Trustee shall pursue the Severance Settlement Fund Litigation and distribute the Severance Settlement Fund Proceeds.

         1.250 SEVERANCE SETTLEMENT FUND TRUSTEE: The Entity appointed by the Employee Committee to administer the Severance Settlement Fund Trust, and to be compensated from the proceeds, if any, realized from the Severance Settlement Fund Litigation, in accordance with the terms and provisions of the Severance Settlement Fund Trust Agreement.

         1.251 SEVERANCE SETTLEMENT ORDER: The order, dated August 28, 2002, of the Bankruptcy Court approving, among other things, a compromise and settlement of severance claims of similarly-situated claimants and authorizing the Employee Committee to commence certain avoidance actions on behalf of the Debtors and their chapter 11 estates.

         1.252 6.75% SUBORDINATED DEBENTURES: Those certain debentures issued in the original aggregate principal amount of Two Hundred Fifty Million Dollars ($250,000,000.00) in accordance with the terms and conditions of the Enron Subordinated Indenture.

         1.253 SPECIAL LITIGATION TRUST: The Entity, if jointly determined by the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, Creditors' Committee, to be created on or prior to December 31st of the calendar year in which the Effective Date occurs, unless such date is otherwise extended by the Debtors and the Creditors' Committee, in their joint and absolute discretion and by notice filed with the Bankruptcy Court, in accordance with the provisions of
Article XXIII hereof and the Special Litigation Trust Agreement for the benefit of holders of Allowed Claims against ENE in accordance with the terms and provisions of Article XXIII of the Plan.

         1.254 SPECIAL LITIGATION TRUSTEE: In the event the Special Litigation Trust is created, the Entity appointed by the Special Litigation Trust Board and approved by the Bankruptcy Court to administer the Special Litigation Trust in accordance with the terms and provisions of Article XXIII hereof and the Special Litigation Trust Agreement.

         1.255 SPECIAL LITIGATION TRUST AGREEMENT: In the event the Special Litigation Trust is created, the Special Litigation Trust Agreement, which agreement shall be in form and substance satisfactory to the Creditors' Committee and substantially in the form contained in the Plan Supplement, pursuant to which the Special Litigation Trust shall pursue the Special Litigation Trust Claims, if applicable, and distribute the proceeds thereof, if any.

         1.256 SPECIAL LITIGATION TRUST BOARD: In the event the Special Litigation Trust is created, the group of up to five (5) Persons appointed prior to the Effective Date by the Bankruptcy Court, all of whom shall be nominated by the Creditors' Committee or any replacements thereafter selected in accordance with the provisions of the Special Litigation Trust Agreement, who shall determine in accordance with the Special Litigation Trust Agreement whether to prosecute, compromise or discontinue any Special Litigation Trust Claims.

         1.257 SPECIAL LITIGATION TRUST CLAIMS: All claims and causes of action of the Debtors or Debtors in Possession, if any, that asserted, or which may be asserted, by or on behalf of the Debtors or the Debtors' estates (i) in the Montgomery County Litigation (solely with respect to claims and causes of action against insiders or former insiders of the Debtors), (ii) of the same nature against other of the Debtors' current or former insiders and such other Entities as may be described in the Plan Supplement and (iii) arising under or pursuant to sections 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code against the Entities referenced in subsections (i) and (ii) above; provided, however, that, under no circumstances, shall such claims and causes of action include (a) Litigation Trust Claims to be prosecuted by the Litigation Trust, the Debtors or Reorganized Debtors, as the case may be, and (b) any claims and causes of action waived and released in accordance with the provisions of Sections 28.3 and 42.6 of the Plan; and, provided, further, that, in the event that the Debtors and the Creditors' Committee jointly determine not to form the Special Litigation Trust, the claims and causes of action referred to in clauses
(i), (ii) and (iii) above shall be deemed to be Assets of ENE, notwithstanding the inclusion of ENE and other Debtors or their estates as a plaintiff in such litigation and with the execution and delivery of any additional documents or the entry of any order of the Bankruptcy Court or such other court of competent jurisdiction.

         1.258 SPECIAL LITIGATION TRUST INTERESTS: In the event the Special Litigation Trust is created, the twelve million (12,000,000) beneficial interests in the Special Litigation Trust deemed distributed ratably to holders of Allowed Claims pursuant to the terms and conditions of Article XXIII of the Plan.

         1.259 SUBORDINATED CLAIM: A Section 510 Enron Senior Notes Claim, a
Section 510 Enron Subordinated Debenture Claim, a Section 510 Enron Preferred Equity Interest Claim, a Section 510 Enron Common Equity Interest Claim, a Penalty Claim, an Enron TOPRS Subordinated Guaranty Claim or an Other Subordinated Claim.

         1.260 TOPRS: The Trust Originated Preferred Securities issued by each of ECT I and ECT II in connection with (a) the formation of EPF I and EPF II, respectively, and (b) the Enron TOPRS Debentures, the ENA Debentures and the ETS Debentures, among other securities.

         1.261 TOPRS STIPULATION: That certain Stipulation and Order Regarding Issues By and Among Enron Corp., Enron Transportation Services Company, Enron Preferred Funding L.P., Enron Preferred Funding II, L.P., Enron Capital Trust I, Enron Capital Trust II and National City Bank, as Indenture Trustee and Property Trustee, dated September 18, 2003, and as so ordered by the Bankruptcy Court on October 2, 2003.

         1.262 TRUST INTERESTS: In the event the Litigation Trust is created, Litigation Trust Interests and, in the event the Special Litigation Trust is created, Special Litigation Trust Interests.

         1.263 UNSECURED CLAIM: Any Claim against the Debtors, other than an Administrative Expense Claim, a Secured Claim, a Priority Non-Tax Claim, a Priority Tax Claim, a Subordinated Claim or a Convenience Claim.

         1.264 VALUE: The Cash realized, at any time, from the disposition of or recovery with respect to all or any portion of the Assets; provided, however, that, with respect to Prisma Common Stock, CrossCountry Common Equity, Existing PGE Common Stock and PGE Common Stock, as the case may be, the "Value" thereof as determined by the Bankruptcy Court as of the Confirmation Date, as the same may be increased or reduced in accordance with the provisions hereof; and, provided, further, that, to the extent that all of the Prisma Common Stock, CrossCountry Common Equity, Existing PGE Common Stock or PGE Common Stock, as the case may be, is converted into Cash, one or more promissory notes, equity interests of the purchaser thereof or such other form of consideration prior to the later to occur of (1) the commencement of distributions with respect thereto and (2) the Effective Date, the "Value" of such amount realized in Cash or the then-fair market value of the consideration received as determined by the Bankruptcy Court; and, provided, further, that, to the extent that a portion, but not all, of the Prisma Common Stock, CrossCountry Common Equity, Existing PGE Common Stock or PGE Common Stock, as the case may be, is converted into Cash, one or more promissory notes, equity interests of the purchaser thereof or such other form of consideration prior to the later to occur of (1) the commencement of distributions with respect thereto and (2) the Effective Date, the "Value" of such Prisma Common Stock, CrossCountry Common Equity, Existing PGE Common Stock or PGE Common Stock, as the case may be, shall be equal to the sum of (i) the Cash or then-fair market value of such consideration as determined by the Bankruptcy Court realized from such disposition plus (ii) the product of (y) such consideration realized per share upon such disposition of Prisma Common Stock, CrossCountry Common Equity, Existing PGE Common Stock or PGE Common Stock, as the case may be, times (z) the number of shares of Prisma Common Stock, CrossCountry Common Equity, Existing PGE Common Stock or PGE Common Stock, respectively, remaining with the Debtors immediately following such disposition; and, provided, further, that, in the event that one or more Remaining Asset Trusts are created, "Value" of the Remaining Assets contributed thereto shall be the value determined as of the date of such contribution in accordance with the provisions of Section 25.5 of the Plan.

         1.265 WD MANAGEMENT AGREEMENT: That certain Management Agreement, dated as of February 27, 2003, between Enron Wind LLC and Wind Development Trust.

         1.266 WD TRUST: The grantor trust created pursuant to the WD Trust Agreement.

         1.267 WD TRUST AGREEMENT: That certain Wind Development Trust Agreement, dated as of February 27, 2003, by and among Enron Wind Development LLC, Enron Wind Domestic Holding LLC, Enron Wind LLC, Enron Renewable Energy Corp. and Cloyses Partners LLC, as Managing Trustee.

         1.268 WS MANAGEMENT AGREEMENT: That certain Management Agreement, dated as of February 27, 2003, between Enron Wind LLC and Wind Systems Trust.

         1.269 WS TRUST: The grantor trust created pursuant to the WS Trust Agreement.

         1.270 WS TRUST AGREEMENT: That certain Wind Systems Trust Agreement, dated as of February 27, 2003, by and among Enron Wind Systems, LLC, Enron Wind Domestic Holding LLC, Enron Wind LLC, Enron Renewable Energy Corp. and Cloyses Partners LLC, as Managing Trustee.

         1.271 WIND: Enron Wind Corp., a California corporation.

         1.272 WIND DEBTORS: Wind, Enron Wind Systems, LLC, Enron Wind Constructors LLC, Enron Wind Energy Systems LLC, Enron Wind Maintenance LLC, Enron Wind LLC, Enron Wind Development LLC, ZWHC LLC, Zond Pacific, LLC, Zond Minnesota Construction Company LLC, Enron Wind Storm Lake I LLC, Green Power Partners I LLC, Enron Wind Storm Lake II LLC, Enron Wind Lake Benton, LLC, Cabazon Power Partners LLC, Cabazon Holdings LLC and Victory Garden Power Partners I LLC.

         1.273 WIND GUARANTY CLAIM: Any Unsecured Claim, other than an Intercompany Claim, against Wind arising from or relating to an agreement by Wind to guarantee or otherwise satisfy the obligations of another Debtor, including, without limitation, any Claim arising from or relating to rights of contribution or reimbursement.

         1.274 WIND GUARANTY DISTRIBUTIVE ASSETS: The Plan Currency to be made available to holders of Allowed Wind Guaranty Claims in an amount derived from the Distribution Model equal to the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of the Wind Guaranty Claims and (b) the product of (y) the Value of Wind's Assets minus an amount equal to the sum of (1) one hundred percent (100%) of Wind's Administrative Expense Claims, Secured Claims, and Priority Claims plus (2) an amount equal to the product of Wind's Convenience Claim Distribution Percentage times Wind's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of the Wind Guaranty Claims and the denominator of which is equal to the sum of Wind's (1) General Unsecured Claims, (2) Wind Guaranty Claims and (3) Intercompany Claims plus, (B) the product of (i) thirty percent (30%) times (ii) the Value of all of the Debtors' Assets, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of
(1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of Wind Guaranty Claims and (2) the corresponding primary Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis, and (z) fifty percent (50%) of all Guaranty Claims; provided, however, that, for purposes of calculating "Wind Guaranty Distributive Assets", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

         1.275 WIND GUARANTY DISTRIBUTIVE INTERESTS: The Litigation Trust Interests or the Special Litigation Trust Interests, as the case may be, to be made available to holders of Allowed Wind Guaranty Claims in an amount derived from the Distribution Model equal to the quotient of (I) the sum of (A) the product of (i) seventy percent (70%) times (ii) the lesser of (a) the sum of the Wind Guaranty Claims and (b) the product of (y) the sum of the Value of Wind's Assets and the Fair Market Value of Wind's Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, minus an amount equal to the sum of (1) one hundred percent (100%) of Wind's Administrative Expense Claims, Secured Claims, and Priority Claims plus (2) an amount equal to the product of Wind's Convenience Claim Distribution Percentage times Wind's Convenience Claims times (z) a fraction, the numerator of which is equal to the amount of the Wind Guaranty Claims and the denominator of which is equal to the sum of Wind's (1) General Unsecured Claims, (2) Wind Guaranty Claims and (3) Intercompany Claims plus, (B) the product of (i) thirty percent (30%) times (ii) the sum of the Value of all of the Debtors' Assets and the Fair Market Value of all of the Debtors' Litigation Trust Interests or Special Litigation Trust Interests, as the case may be, calculated as if the Debtors' chapter 11 estates were substantively consolidated, minus an amount equal to the sum of (1) one hundred percent (100%) of all Debtors' Administrative Expense Claims, Secured Claims and Priority Claims, calculated on a Consolidated Basis, plus (2) the sum of the products of each Debtor's Convenience Claims times its respective Convenience Claim Distribution Percentage times (iii) a fraction, the numerator of which is equal to fifty percent (50%) times an amount equal to the sum of the lesser of, calculated on a Claim-by-Claim basis, (1) the amount of Wind Guaranty Claims and
(2) the corresponding primary Claim, calculated on a Consolidated Basis, and the denominator of which is equal to the sum of the amount of (y) all Debtors' General Unsecured Claims, calculated on a Consolidated Basis, and (z) fifty percent (50%) of all Guaranty Claims, minus (C) Wind Guaranty Distributive Assets, divided by (II) the Fair Market Value of a Litigation Trust Interest or a Special Litigation Trust Interest, as the case may be; provided, however, that, for purposes of calculating "Wind Guaranty Distributive Interests", such calculation shall not include the Assets of or the General Unsecured Claims against either of the Portland Debtors.

         1.276 WIND MANAGEMENT AGREEMENTS: The WD Management Agreement and the WS Management Agreement.

         1.277 WIND RESERVE FUND: The fund in the amount of Twenty-Five Million Dollars ($25,000,000.00) created pursuant to the Wind Reserve Fund Order.

         1.278 WIND RESERVE FUND ORDER: The order, dated June 23, 2003, of the Bankruptcy Court approving the terms and conditions of a compromise and settlement with respect to issues arising from or related to the sale of certain assets of Wind and its affiliates to General Electric Company and its designee.

         1.279 WIND TRUSTS: The WD Trust and the WS Trust.

         1.280 WIND TRUSTS ASSETS: The assets subject to the respective Wind Trusts.

         1.281 OTHER DEFINITIONS: Unless the context otherwise requires, any capitalized term used and not defined herein or elsewhere in the Plan that is defined in the Bankruptcy Code shall have the meaning assigned to that term in the Bankruptcy Code. Unless otherwise specified, (a) all section, schedule or exhibit references in the Plan are to the respective section in, article of, or schedule or exhibit to, the Plan, as the same may be amended, waived, or modified from time to time and (b) all references to dollars are to the lawful currency of the United States of America. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained in the Plan. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of the Plan. In computing any period of time prescribed or allowed by the Plan, unless otherwise expressly provided, the provisions of Bankruptcy Rule 9006(a) shall apply.

                                   ARTICLE II

               COMPROMISE AND SETTLEMENT OF DISPUTES; SUBSTANTIVE
            CONSOLIDATION; ASSUMPTION OF OBLIGATIONS UNDER THE PLAN

         2.1 COMPROMISE AND SETTLEMENT: The Plan incorporates a proposed compromise and settlement of certain issues disputed by the Proponents, the Creditors' Committee, the ENA Examiner and other parties in interest. These issues include whether the estates of each of the Debtors should be treated separately for purposes of making payments to Creditors, whether and to what extent proceeds from the liquidation of assets, including claims and causes of action, or from the Sale Transactions should be allocated among the Debtors based upon their respective claims of ownership to such assets, and the amount, allowance and priority of certain Intercompany Claims. The provisions of the Plan relating to substantive consolidation of the Debtors, the treatment of Intercompany Claims, and the treatment of each Class of Claims under the Plan reflect this compromise and settlement, which, upon the Effective Date, shall be binding upon the Debtors, all Creditors, and all Entities receiving any payments or other distributions under the Plan. Without limiting the foregoing, the Plan and the definitions of "Distributive Assets", "Enron Guaranty Distributive Assets", "Wind Guaranty Distributive Assets", "ACFI Guaranty Distributive Assets", "ENA Guaranty Distributive Assets", "EPC Guaranty Distributive Assets", "Intercompany Distributive Assets" and corresponding provisions with respect to the calculation and distribution of "Trust Interests" set forth in Article I hereof incorporate the following salient provisions of such compromise and settlement:

                  (a) Substantive Consolidation: The Plan Currency and, if applicable, the Trust Interests to be distributed to each holder of an Allowed General Unsecured Claim against each Debtor, other than the Portland Debtors, shall equal the sum of (i) seventy percent (70%) of the distribution such holder would receive if the Debtors, other than the Portland Debtors, were not substantively consolidated and (ii) thirty percent (30%) of the distribution such holder would receive if all of the Debtors' estates, other than the estates of the Portland Debtors, were substantively consolidated, but, notwithstanding such substantive consolidation, one-half of Allowed Guaranty Claims were included in such calculation.

                  (b) Related Issues: The compromise and settlement of the substantive consolidation issue set forth in the Plan encompasses a global settlement of numerous issues related to or impacted by substantive consolidation, including, without limitation, characterization of Intercompany Claims, treatment of Guaranty Claims, transactions involving certain of the Debtors' structured-finance transactions and ownership of certain claims and causes of action.

                           (i) Intercompany Claims: The Plan Currency and, if applicable, Trust Interests to be allocated to each holder of an Intercompany Claim against another Debtor shall equal seventy percent (70%) of the distribution such holder would receive if the Debtors were not substantively consolidated.

                           (ii) Guaranty Claims: The Plan Currency and, if applicable, Trust Interests to be distributed to each holder of an Allowed Guaranty Claim shall equal the sum of (i) seventy percent (70%) of the distribution such holder would receive if the Debtors, other than the Portland Debtors, were not substantively consolidated and (ii) thirty percent (30%) of the distribution such holder would receive if all of the Debtors' estates, other than the estates of the Portland Debtors, were substantively consolidated, but, notwithstanding such substantive consolidation, one-half of Allowed Guaranty Claims were included in such calculation.

                           (iii) Ownership of Certain Assets: For purposes of calculating the Distributive Assets of ENE and ENA, the Debtors shall take, or cause to be taken, such action as is appropriate to reflect that: (a) ENA's Assets shall include ENE's preferred stock interests in Enron Canada Corp., either through a capital contribution or otherwise; (b) the preferred stock interests in Enron Canada Corp. held by Enron Canada Power Corp. and the preferred stock interests in Enron Canada Power Corp. held by Enron Canada Corp. shall be deemed cancelled or otherwise returned to their respective issuers; provided, however, that, if such cancellation or return leaves Enron Canada Power Corp. with insufficient funds to satisfy third-party obligations, Enron Canada Corp. shall contribute such monies to Enron Canada Power Corp. as are necessary as to satisfy such third-party obligations; (c) to the extent that proceeds are received in connection with the sale or contribution of Papiers Stadacona Ltee., ENE and ENA Assets shall each include fifty percent (50%) of the proceeds thereof, net of the payment of third-party obligations; and (d) to the extent that proceeds are received in connection with the sale or contribution of Bridgeline Holdings, L.P., ENA's Assets shall include all the proceeds thereof, net of the payment of third-party obligations.

                           (iv) Ownership of Certain Litigation Claims: The Litigation Trust Claims and the Special Litigation Trust Claims, whether or not the Litigation Trust or the Special Litigation Trust, as the case may be, is created, shall be deemed to be owned by ENE and its Creditors. In the event the Litigation Trust or the Special Litigation Trust, as the case may be, is created, Litigation Trust Interests and Special Litigation Trust Interests shall be distributed to holders of Allowed Claims, as if such Litigation Trust Claims and Special Litigation Trust Claims were owned by ENE, in accordance with the Distribution Model and Articles XXII and XXIII of the Plan.

                  (c) Plan Currency: By virtue of and integral to the compromise and settlement of the issues set forth in the Plan, except as provided in Sections 7.3 and 7.8 hereof with respect to ENA and certain of its subsidiaries and the holders of TOPRS, respectively, each holder of an Allowed Unsecured Claim against each Debtor, other than the Portland Debtors, shall receive the same Plan Currency regardless of the asset composition of such Debtor's estate on or subsequent to the Effective Date. Such mixture of Plan Currency shall bear direct relationship to the amount of Creditor Cash available for distribution and the value of the respective Plan Securities, as recalculated in accordance with the provisions of Section 32.1(d) of the Plan.

                  (d) Inter-Debtor Waivers: By virtue of and integral to the compromise and settlement of the issues set forth in the Plan, on the Effective Date, (i) each Debtor, other than the Portland Debtors, shall waive any defense, including, without limitation, defenses arising under sections 502(d) and 553(a) of the Bankruptcy Code, to Intercompany Claims asserted by another Debtor and such Claims shall be deemed to be Allowed Claims; provided, however, that such waiver and allowance shall not inhibit the assertion of any defense in the MegaClaim Litigation, the Montgomery County Litigation and any other litigation commenced by the Debtors, the Debtors in Possession, the Reorganized Debtors, or on their behalf in accordance with sections 509, 544, 547, 548, 550, 551 and 553(b) of the Bankruptcy Code or Article XXVIII of the Plan, (ii) Intercompany Claims between Debtors shall be deemed to be mutual claims arising prior to the Initial Petition Date for purposes of setoff, (iii) each of the Debtors and Debtors in Possession, other than the Portland Debtors, shall waive its right to receive distributions on any claims and causes of action such Debtor and Debtor in Possession may have against another Debtor and Debtor in Possession, other than the Portland Debtors, arising in accordance with sections 509, 544, 547, 548 and 553(b) of the Bankruptcy Code, without waiving or releasing any claims and causes of action against non-Debtor parties and (iv) except as provided in subsection (i) hereof, each Debtor and Debtor in Possession, other than the Portland Debtors, shall waive and forever release any right, claim or cause of action which has been or could have been asserted by such Debtor or Debtor in Possession against any other Debtor and Debtor in Possession, other than the Portland Debtors, including pursuant to principles of substantive consolidation, piercing the corporate veil, alter ego, domination, constructive trust and similar principles of state or federal creditors' rights laws.

                  (e) Governance: By virtue of and integral to the compromise and settlement of the issues set forth in the Plan, the post-Effective Date role for the ENA Examiner, the Creditors' Committee and the boards of the respective Entities contemplated pursuant to the Plan represent the interests of Creditor constituencies and provide protections to safeguard the interests of such constituencies.

         2.2 NON-SUBSTANTIVE CONSOLIDATION: On the Effective Date, the Debtors' estates shall not be deemed to be substantively consolidated for purposes of the Plan; provided, however, that, as part of the compromise and settlement embodied in the Plan, holders of Allowed Claims and Allowed Equity Interests shall receive a portion of their distributions based upon the hypothetical pooling of the assets and liabilities of the Debtors, other than the Portland

Debtors. Any Claims against one or more of the Debtors based upon a guaranty, indemnity, co-signature, surety or otherwise, of Claims against another Debtor shall be treated as separate and distinct Claims against the estate of the respective Debtors and shall be entitled to distributions under the Plan in accordance with the provisions hereof.

         2.3 ALLOCATION OF EXPENSES: On or prior to the Ballot Date, the Debtors shall file, after consultation with the Creditors' Committee and the ENA Examiner, a motion with the Bankruptcy Court and, in connection with the entry of the Confirmation Order, the Bankruptcy Court shall enter an order with respect to the allocation of overhead and expenses among the Debtors and the Reorganized Debtors, as the case may be. Without limiting the foregoing, such allocation shall (i) reallocate overhead and expenses to the extent that the Assets of a Debtor are insufficient to satisfy the administrative professional fees and the allocable overhead of such Debtor and (ii) be predicated upon the tasks to be performed by the Debtors and the Reorganized Debtors, as the case may be, from and after the Confirmation Date, including, without limitation, the number of employees required to discharge such duties and obligations. Except as provided therein, all other provisions of the Bankruptcy Court's orders, dated February 25, 2002, November 21, 2002 and November 25, 2002, with respect to the allocation of overhead and expenses shall remain in full force and effect.

         2.4 WIND RESERVE FUND: Pursuant to the Wind Reserve Fund Order and for purposes of calculating distributions pursuant to the Plan, including, without limitation, the amount and value of Distributive Assets, Enron Guaranty Distributive Assets, Intercompany Distributive Assets and Wind Guaranty Distributive Assets, the Wind Reserve Fund shall not be included in the Assets of any of the Debtors, including Wind.

                                  ARTICLE III

                            PROVISIONS FOR PAYMENT OF
                     ADMINISTRATIVE EXPENSE CLAIMS, PRIORITY
                  TAX CLAIMS AND DEBTOR IN POSSESSION FINANCING

         3.1 ADMINISTRATIVE EXPENSE CLAIMS: On the later to occur of (a) the Effective Date and (b) the date on which an Administrative Expense Claim shall become an Allowed Claim, the Reorganized Debtors shall (i) pay to each holder of an Allowed Administrative Expense Claim, in Cash, the full amount of such Allowed Administrative Expense Claim, or (ii) satisfy and discharge such Allowed Administrative Expense Claim in accordance with such other terms no more favorable to the claimant than as may be agreed upon by and between the holder thereof and the Debtors or the Reorganized Debtors, as the case may be; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred by the Debtors in Possession during the Chapter 11 Cases shall be paid by the Reorganized Debtor Plan Administrator in accordance with the terms and conditions of the particular transaction and any agreements relating thereto.

         3.2 PROFESSIONAL COMPENSATION AND REIMBURSEMENT CLAIMS: All Entities awarded compensation or reimbursement of expenses by the Bankruptcy Court in accordance with sections 328, 330 or 331 of the Bankruptcy Code or entitled to the priorities established pursuant to section 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code, shall be paid in full, in Cash, the amounts allowed by the Bankruptcy Court (a) on or as soon as reasonably practicable following the later to occur of (i) the Effective Date and (ii) the date upon which the Bankruptcy Court order allowing such Claim becomes a Final Order or (b) upon such other terms no more favorable to the Claimant than as may be mutually agreed upon between such holder of an Allowed Administrative Expense Claim and the Debtors or the Reorganized Debtors, as the case may be.

         3.3 PAYMENT OF PRIORITY TAX CLAIMS: Each holder of an Allowed Priority Tax Claim shall be entitled to receive distributions in an amount equal to the full amount of such Allowed Priority Tax Claim. At the option and discretion of the Debtors, with the consent of the Creditors' Committee, which option shall be exercised, in writing, on or prior to the commencement of the Confirmation Hearing, such payment shall be made (a) in full, in Cash, on the Effective Date,
(b) in accordance with section 1129(a)(9)(C) of the Bankruptcy Code, in full, in Cash, in equal quarterly installments, commencing on the first (1st) Business Day following the Effective Date and ending on the sixth (6th) anniversary of assessment of such Allowed Priority Tax Claim, together with interest accrued thereon at a rate to be determined by the Bankruptcy Court and set forth in the Confirmation Order, or (c) by mutual agreement of the holder of such Allowed Priority Tax Claim and the Debtors, subject to the consent of the Creditors' Committee.

         3.4 DEBTOR IN POSSESSION FINANCING: On the Effective Date, (a) all outstanding DIP Obligations, as defined in the DIP Orders, shall be paid and satisfied, in full, by the Debtors, (b) all letters of credit outstanding and all commitments under the DIP Credit Agreement, as defined in the DIP Orders, will terminate, (c) the Debtors will provide the beneficiaries of such letters of credit with the consent of the Creditors' Committee and, unless approved by a Final Order, on terms and conditions no less favorable to any of the Debtors or Reorganized Debtors than as provided in the DIP Orders (1) replacement letters of credit, (2) cash collateral or (3) such other terms as may be mutually agreed upon between the holder of any letter of credit issued and then outstanding in accordance with the DIP Orders and the Debtors and (d) all monies posted by the Debtors to the lenders in accordance with the DIP Orders and the agreements and instruments executed in connection therewith shall be released to the applicable Reorganized Debtors for distribution in accordance with the terms and provisions of the Plan. Nothing in this Plan or in the Confirmation Order, whether under section 1141 of the Bankruptcy Code or otherwise, shall discharge any remaining DIP Obligations.

                                   ARTICLE IV

                  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

                  Claims and Equity Interests are classified as follows:

         4.1      Class 1                  -   Priority Non-Tax Claims

         4.2      Class 2                  -   Secured Claims

         4.3      Classes 3 through 182    -   General Unsecured Claims (Other
                                               than Enron Subordinated Debenture
                                               Claims and Enron TOPRS Debenture
                                               Claims)

         4.4      Class 183                -   Enron Subordinated Debenture
                                               Claims

         4.5      Class 184                -   Enron TOPRS Debenture Claims

         4.6      Class 185                -   Enron Guaranty Claims

         4.7      Class 186                -   Wind Guaranty Claims

         4.8      Class 187                -   ENA Guaranty Claims

         4.9      Class 188                -   ACFI Guaranty Claims

         4.10     Class 189                -   EPC Guaranty Claims

         4.11     Class 190                -   Intercompany Claims

         4.12     Classes 191 through 375  -   Convenience Claims

         4.13     Classes 376 through 382  -   Subordinated Claims

         4.14     Class 383                -   Enron Preferred Equity Interests

         4.15     Class 384                -   Enron Common Equity Interests

         4.16     Class 385                -   Other Equity Interests

Annexed as Exhibits "I", "J" and "K" are schedules setting forth the classes of General Unsecured Claims, Convenience Claims and Subordinated Claims, respectively, for each of the individual Debtors.

                                   ARTICLE V

                           PROVISION FOR TREATMENT OF
                        PRIORITY NON-TAX CLAIMS (CLASS 1)

         5.1 PAYMENT OF ALLOWED PRIORITY NON-TAX CLAIMS: Unless otherwise mutually agreed upon by the holder of an Allowed Priority Non-Tax Claim and the Reorganized Debtors, each holder of an Allowed Priority Non-Tax Claim shall receive in full satisfaction, settlement, release, and discharge of, and in exchange for such Allowed Priority Non-Tax Claim, Cash in an amount equal to such Allowed Priority Non-Tax Claim on the later of the Effective Date and the date such Allowed Priority Non-Tax Claim becomes an Allowed Priority Non-Tax Claim, or as soon thereafter as is practicable.

                                   ARTICLE VI

                           PROVISION FOR TREATMENT OF
                            SECURED CLAIMS (CLASS 2)

         6.1 TREATMENT OF SECURED CLAIMS: On the Effective Date, each holder of an Allowed Secured Claim shall receive in full satisfaction, settlement, release, and discharge of, and in exchange for such Allowed Secured Claim one of the following distributions: (a) the payment of such holder's Allowed Secured Claim in full, in Cash; (b) the sale or disposition proceeds of the property securing any Allowed Secured Claim to the extent of the value of their respective interests in such property; (c) the surrender to the holder or holders of any Allowed Secured Claim of the property securing such Claim; or (d) such other distributions as shall be necessary to satisfy the requirements of chapter 11 of the Bankruptcy Code. The manner and treatment of each Secured Claim shall be determined by the Debtors, subject to the consent of the Creditors' Committee and transmitted, in writing, to holder of a Secured Claim on or prior to the commencement of the Confirmation Hearing.

                                  ARTICLE VII

                           PROVISION FOR TREATMENT OF
                    GENERAL UNSECURED CLAIMS (CLASSES 3-182)

         7.1 TREATMENT OF GENERAL UNSECURED CLAIMS OTHER THAN THOSE AGAINST THE PORTLAND DEBTORS (CLASSES 3 THROUGH 180): Commencing on the Effective Date and subject to the provisions of Sections 7.3, 7.4, 7.5 and 7.8 hereof, each holder of an Allowed General Unsecured Claim against a Debtor, other than a Portland Debtor, shall be entitled to receive on account of such Allowed General Unsecured Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of (i) the Distributive Assets and Distributive Interests attributable to such Debtor and (ii) such amounts of Cash or Distributive Interests as may be allocated to a holder of an Allowed General Unsecured Claim against such Debtor in accordance with the provisions of Section 10.1 of the Plan; provided, however, that, notwithstanding the foregoing, for purposes of making distributions to a holder of an Allowed Joint Liability Claim against more than one Debtor, such holder's Pro Rata Share of Distributive Assets and Distributive Interests shall include the amounts calculated pursuant to sub-clause (B) of Sections 1.86 and 1.87 of the Plan, respectively, with respect to only one Debtor; and, provided, further, that, notwithstanding the foregoing, the contractual subordination rights, if any, of holders of "Senior Indebtedness" or any similar term under the Enron MIPS Agreements shall be preserved and enforced hereunder pursuant to section 510(a) of the Bankruptcy Code and, in the event such rights are determined to be enforceable, any such distributions shall be distributed to holders of Allowed Claims that constitute "Senior Indebtedness", as identified on Exhibit "L" hereto, until such time as such holder's Claims have been satisfied in accordance with the terms and provisions of the Enron MIPS Agreements.

         7.2 TREATMENT OF GENERAL UNSECURED CLAIMS AGAINST THE PORTLAND DEBTORS (CLASSES 181 AND 182): Commencing on the Effective Date and subject to the provisions of Section 7.4 hereof, each holder of an Allowed General Unsecured Claim against either of the Portland Debtors shall be entitled to receive on account of such Allowed General Unsecured

Claim distributions in an aggregate amount equal to such holders' Pro Rata Share of the Portland Creditor Cash.

         7.3 ELECTION TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU OF PARTIAL PLAN SECURITIES: Notwithstanding the provisions of Section 7.1 of the Plan, any holder of an Allowed General Unsecured Claim against Enron North America Corp., Enron Power Marketing, Inc., Enron Gas Liquids, Inc., Enron Global Markets LLC, Enron Industrial Markets LLC, Enron Natural Gas Marketing Corp., ENA Upstream Company LLC, Enron Capital & Trade Resources International Corp. and Enron Reserve Acquisition Corp. may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities to which such holder is otherwise entitled to receive pursuant to the Plan. In the event that any such holder elects to receive such additional Cash distribution, (a) such holder's distribution of Plan Securities shall be reduced on a dollar-for-dollar basis and (b) distributions of Plan Securities to be made to holders of Allowed General Unsecured Claims against ENE shall be increased on a dollar-for-dollar basis. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

         7.4 ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM: Notwithstanding the provisions of Sections 7.1 and 7.3 of the Plan, any holder of an Allowed General Unsecured Claim, other than (i) an Enron Senior Notes Claim, (ii) an Enron Subordinated Debenture Claim, (iii) an ETS Debenture Claim, (iv) an ENA Debenture Claim and (v) any other General Unsecured Claim that is a component of a larger General Unsecured Claim, portions of which may be held by such or any other holder whose Allowed General Unsecured Claim, is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI hereof. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

         7.5 LIMITATION ON RECOVERY: Notwithstanding anything contained herein to the contrary, including, without limitation, the distributions to be made to a holder of an Allowed General Unsecured Claim in accordance with this Article VII, in the event that the sum of the distributions of Plan Currency and Trust Interests in accordance with this Article VII are equal to or in excess of one hundred percent (100%) of such holder's Allowed General Unsecured Claim, then, the Plan Currency and Trust Interests remaining to be distributed to such holder in excess of such one hundred percent (100%) shall be deemed redistributed to holders of Allowed Claims and Allowed Equity Interests or the Disbursing Agent for and on behalf of holders of Disputed Claims and Disputed Equity Interests and accordingly shall be distributed in accordance with the provisions of the documents, instruments and agreements governing such Claims and Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

         7.6 SEVERANCE SETTLEMENT FUND LITIGATION PAYMENTS: In accordance with Severance Settlement Order and the Severance Settlement Fund Trust Agreement, Severance Settlement Fund Proceeds shall be paid to the Settling Former Employees in full and final satisfaction of all Claims deemed released in accordance with the Severance Settlement Order.

         7.7 TERMINATION OF WIND TRUSTS/ELECTION OF WIND CREDITORS TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN PARTIAL PLAN SECURITIES:

                  (a) Termination: From and after the Confirmation Date, the Managing Trustee, as defined in the WD Trust Agreement and the WS Trust Agreement, and the Manager, as defined in the WD Management Agreement and the WS Management Agreement, shall continue to operate the Wind Trusts and liquidate the Wind Trusts Assets in accordance with the terms and provisions set forth therein and all documents related thereto. Upon liquidation of the Wind Trusts Assets, (a) the net proceeds thereof shall be delivered to the Debtors or the Reorganized Debtors, as the case may be, for distribution to holders of Allowed General Unsecured Claims in accordance with the provisions of this Article VII; provided, however, that, under no circumstances, shall an Electric Utility, as defined in the WD Trust Agreement and the WS Trust Agreement, receive Cash proceeds from any of the Wind Trusts Assets and, in lieu thereof, the Disbursing Agent shall include in the distributions to be made to a holder of an Allowed General Unsecured Claim that is an Electric Utility Cash from other sources of Creditor Cash, on a dollar-for-dollar basis, and (b) upon delivery of all such proceeds to the Debtors or the Reorganized Debtors, as the case may be, and compliance with all requirements, including, without limitation, the filing of appropriate tax returns, (i) the Wind Trusts shall be terminated and (ii) all parties to the Wind Trusts, the Wind Trust Agreements and the Wind Management Agreements shall be relieved of any and all obligations hereunder and thereunder.

                  (b) Election: Notwithstanding the provisions of Section 7.1 of the Plan, each holder of (i) an Allowed General Unsecured Claim against a Wind Debtor or (ii) an Allowed Wind Guaranty Claim that accepts the Plan may elect to receive additional distributions of Cash in lieu of distributions of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock to which such holder is entitled to receive. To the extent elected, ENE shall be deemed to have purchased the shares of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock otherwise distributed at a price equal to the per share value determined by the Bankruptcy Court at the Confirmation Hearing. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtor occur on or after the Effective Date.

         7.8 ELECTION OF TOPRS HOLDERS TO RECEIVE ADDITIONAL CASH DISTRIBUTIONS IN LIEU OF PARTIAL PLAN SECURITIES: Notwithstanding the provisions of Section
7.1 of the Plan, pursuant to the compromise and settlement set forth herein and in the TOPRS Stipulation, each holder of TOPRS may elect to receive additional distributions of Cash in lieu of distributions of CrossCountry Common Equity, PGE Common Stock and Prisma Common Stock to which such holder is entitled to receive derivatively on account of the Allowed ETS Debenture Claims held by EPF I and EPF II. To the extent elected, ENE shall be deemed to have purchased from EPF I and EPF II the shares of CrossCountry Common Equity, PGE Common Stock and Prisma

Common Stock otherwise distributed at a price equal to the per share value determined by the Bankruptcy Court at the Confirmation Hearing. Such election must be made on the Ballot tendered by the ETS Indenture Trustee with respect to the ETS Debenture Claims and be received by the Debtors on or prior to the Ballot Date; provided, however, that, in the event that the holders of Allowed ETS Debenture Claims do not vote to accept the Plan such that, if the ETS Debenture Claims were deemed to be a separate Class of Claims, such Class would be deemed to have rejected the Plan in accordance with the provisions of section 1126 of the Bankruptcy Code, any such election shall be deemed null and void and the provisions of this Section 7.8 shall have no force or effect. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

                                  ARTICLE VIII

                           PROVISION FOR TREATMENT OF
                 ENRON SUBORDINATED DEBENTURE CLAIMS (CLASS 183)

         8.1 TREATMENT OF ALLOWED ENRON SUBORDINATED DEBENTURE CLAIMS (CLASS
183): Commencing on the Effective Date, each holder of an Allowed Enron Subordinated Debenture Claim shall be entitled to receive on account of such Allowed Enron Subordinated Debenture Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the Distributive Assets and Distributive Interests attributable to ENE; provided, however, that, notwithstanding the foregoing, the contractual subordination rights, if any, of holders of "Senior Indebtedness" or any similar term under the Enron Subordinated Indentures shall be preserved and enforced hereunder pursuant to section 510(a) of the Bankruptcy Code and, in the event such rights are determined to be enforceable, any such distributions shall be distributed to holders of Allowed Claims that constitute "Senior Indebtedness", as identified on Exhibit "L" hereto, until such time as such holder's Claims have been satisfied in accordance with the terms and provisions of the Enron Subordinated Indentures.

         8.2 CONTINGENT DISTRIBUTION/LIMITATION ON RECOVERY: Notwithstanding anything contained herein to the contrary, in the event that (a) distributions of Plan Currency and Trust Interests are deemed redistributed to a holder of an Allowed Enron Subordinated Debenture Claim in accordance with the provisions of
Section 7.5 hereof and (b) the sum of the distributions of Plan Currency and Trust Interests to be distributed to a holder of an Allowed Enron Subordinated Debenture Claim are equal to or in excess of one hundred percent (100%) of such holder's Allowed Enron Subordinated Debenture Claim, then, the Plan Currency and Trust Interests remaining to be distributed to such holder in excess of such one hundred percent (100%) shall be deemed redistributed to holders of Allowed Claims and Equity Interests or the Disbursing Agent for and on behalf of holders of Disputed Claims and Disputed Equity Interest and accordingly shall be distributed in accordance with the provisions of the documents, instruments and agreements governing such Claims and Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

                                   ARTICLE IX

                           PROVISION FOR TREATMENT OF
                    ENRON TOPRS DEBENTURE CLAIMS (CLASS 184)

         9.1 TREATMENT OF ALLOWED ENRON TOPRS DEBENTURE CLAIMS (CLASS 184):
Commencing on the Effective Date, each holder of an Allowed Enron TOPRS Debenture Claim shall be entitled to receive on account of such Allowed Enron TOPRS Debenture Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the Distributive Assets and Distributive Interests attributable to ENE; provided, however, that, notwithstanding the foregoing, the contractual subordination rights, if any, of holders of "Senior Indebtedness" or any similar term under the Enron TOPRS Indentures shall be preserved and enforced hereunder pursuant to section 510(a) of the Bankruptcy Code and, in the event such rights are determined to be enforceable, any such distributions shall be distributed, subject to Bankruptcy Rule 3021 and subject to the lien or priority rights of the Enron TOPRS Indenture Trustee, to holders of Allowed Claims that constitute "Senior Indebtedness", as identified on Exhibit "L" hereto, in the manner and to the extent set forth in the Enron TOPRS Indentures until such time as such holder's Claims have been satisfied in accordance with the terms and provisions of the Enron TOPRS Indentures.

         9.2 CONTINGENT DISTRIBUTION/LIMITATION ON RECOVERY: Notwithstanding anything contained herein to the contrary, in the event that (a) distributions of Plan Currency and Trust Interests are deemed redistributed to a holder of an Allowed Enron TOPRS Debenture Claim in accordance with the provisions of Section
7.5 hereof and (b) the sum of the distributions of Plan Currency and Trust Interests are equal to or in excess of one hundred percent (100%) of such holder's Allowed Enron TOPRS Debenture Claim, then, the Plan Currency and Trust Interests remaining to be distributed to such holder in excess of such one hundred percent (100%) shall be deemed redistributed to holders of Allowed Claims and Equity Interests or the Disbursing Agent for and on behalf of holders of Disputed Claims and Disputed Equity Interest and accordingly shall be distributed in accordance with the provisions of the documents, instruments and agreements governing such Claims and Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

                                   ARTICLE X

                           PROVISIONS FOR TREATMENT OF
                        ENRON GUARANTY CLAIMS (CLASS 185)

         10.1 TREATMENT OF ENRON GUARANTY CLAIMS (CLASS 185): Commencing on the Effective Date and subject to the provisions of Section 10.2 hereof, each holder of an Allowed Enron Guaranty Claim shall be entitled to receive on account of such Allowed Enron Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the Enron Guaranty Distributive Assets and the Enron Guaranty Distributive Interests; provided, however, that, to the extent that a holder of an Allowed Enron Guaranty Claim shall be entitled to receive a distribution on account of a recovery with respect to a Litigation Trust Claim or a Special Litigation Claim, as the case may be, such distribution shall be allocated (i) eighty percent (80%) to the holder of such Allowed Enron Guaranty Claim and (ii) twenty percent (20%) to the holders of Allowed General Unsecured Claims against the primary obligor relating to such Allowed Enron Guaranty Claims; and, provided, further, that, for purposes of calculation and distribution of such twenty percent (20%) allocation, any holder of an Allowed General Unsecured Claim against such primary obligor to the extent such holder holds an Allowed Enron Guaranty Claim corresponding to such Allowed General Unsecured Claim shall be excluded; and, provided, further, that, under no circumstances, shall a holder of an Allowed Enron Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and X of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim; and, provided, further, that, notwithstanding the foregoing, the contractual subordination rights, if any, of holders of "Senior Indebtedness" or any similar term under the Enron MIPS Agreements and the guarantee agreements executed in connection therewith shall be preserved and enforced hereunder pursuant to section 510(a) of the Bankruptcy Code and, in the event such rights are determined to be enforceable, any such distributions shall be distributed to holders of Allowed Claims that constitute "Senior Indebtedness", as identified on Exhibit "L" hereto, until such time as such holder's Claims have been satisfied in accordance with the terms and provisions of the Enron MIPS Agreements and such related agreements.

         10.2 ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM: Notwithstanding the provisions of Section 10.1 of the Plan, any holder of an Allowed Enron Guaranty Claim whose Allowed Enron Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI hereof; provided, however, that, under no circumstances, shall a holder of an Allowed Enron Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and X of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

                                   ARTICLE XI

                           PROVISIONS FOR TREATMENT OF
                        WIND GUARANTY CLAIMS (CLASS 186)

         11.1 TREATMENT OF WIND GUARANTY CLAIMS (CLASS 186): Commencing on the Effective Date and subject to the provisions of Section 11.2 hereof, each holder of an Allowed Wind Guaranty Claim shall be entitled to receive on account of such Allowed Wind Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the Wind Guaranty Distributive Assets and the Wind Guaranty Distributive Interests; provided, however, that, under no circumstances, shall a holder of an Allowed Wind Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XI of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim.

         11.2 ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM: Notwithstanding the provisions of Section 11.1 of the Plan, any holder of an Allowed Wind Guaranty Claim whose Allowed Wind Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI hereof; provided, however, that, under no circumstances, shall a holder of an Allowed Wind Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XI of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

                                  ARTICLE XII

                           PROVISIONS FOR TREATMENT OF
                         ENA GUARANTY CLAIMS (CLASS 187)

         12.1 TREATMENT OF ENA GUARANTY CLAIMS (CLASS 187): Commencing on the Effective Date and subject to the provisions of Section 12.2 hereof, each holder of an Allowed ENA Guaranty Claim shall be entitled to receive on account of such Allowed ENA Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the ENA Guaranty Distributive Assets and the ENA Guaranty Distributive Interests; provided, however, that, under no circumstances, shall a holder of an Allowed ENA Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XII of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim.

         12.2 ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM: Notwithstanding the provisions of Section 12.1 of the Plan, any holder of an Allowed ENA Guaranty Claim whose Allowed ENA Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI hereof; provided, however, that, under no circumstances, shall a holder of an Allowed ENA Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XII of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

                                  ARTICLE XIII

                           PROVISIONS FOR TREATMENT OF
                        ACFI GUARANTY CLAIMS (CLASS 188)

         13.1 TREATMENT OF ACFI GUARANTY CLAIMS (CLASS 188): Commencing on the Effective Date and subject to the provisions of Section 13.2 hereof, each holder of an Allowed ACFI Guaranty Claim shall be entitled to receive on account of such Allowed ACFI Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the ACFI Guaranty Distributive Assets and the ACFI Guaranty Distributive Interests; provided, however, that, under no circumstances, shall a holder of an Allowed ACFI Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XIII of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim.

         13.2 ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM: Notwithstanding the provisions of Section 13.1 of the Plan, any holder of an Allowed ACFI Guaranty Claim whose Allowed ACFI Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI hereof; provided, however, that, under no circumstances, shall a holder of an Allowed ACFI Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XIII of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

                                  ARTICLE XIV

                           PROVISIONS FOR TREATMENT OF
                         EPC GUARANTY CLAIMS (CLASS 189)

         14.1 TREATMENT OF EPC GUARANTY CLAIMS (CLASS 189): Commencing on the Effective Date and subject to the provisions of Section 14.2 hereof, each holder of an Allowed EPC Guaranty Claim shall be entitled to receive on account of such Allowed EPC Guaranty Claim distributions in an aggregate amount equal to such holder's Pro Rata Share of the EPC Guaranty Distributive Assets and the EPC Guaranty Distributive Interests; provided, however, that, under no circumstances, shall a holder of an Allowed EPC Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XIV of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim.

         14.2 ALLOWED CLAIMS OF FIFTY THOUSAND DOLLARS OR MORE/ELECTION TO BE TREATED AS A CONVENIENCE CLAIM: Notwithstanding the provisions of Section 14.1 of the Plan, any holder of an Allowed EPC Guaranty Claim whose Allowed EPC Guaranty Claim is more than Fifty Thousand Dollars ($50,000.00), and who elects to reduce the amount of such Allowed Claim to Fifty Thousand Dollars ($50,000.00), shall, at such holder's option, be entitled to receive, based on such Allowed Claim as so reduced, distributions pursuant to Article XVI hereof; provided, however, that, under no circumstances, shall a holder of an Allowed ACFI Guaranty Claim receive aggregate distributions in accordance with the provisions of Articles VII and XIV of the Plan in excess of one hundred percent (100%) of such holder's corresponding Allowed General Unsecured Claim. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

                                   ARTICLE XV

                           PROVISIONS FOR TREATMENT OF
                         INTERCOMPANY CLAIMS (CLASS 190)

         15.1 TREATMENT OF INTERCOMPANY CLAIMS (CLASS 190): Commencing on the Effective Date, each Debtor which is a holder of an Allowed Intercompany Claim shall be deemed to be entitled to receive on account of such Allowed Intercompany Claim allocations in an aggregate amount equal to such holder's Pro Rata Share of the Intercompany Distributive Assets and Intercompany Distributive Interests and such allocations shall be redistributed to holders of Allowed Claims in accordance with the provisions of Articles VII through IX and XVII through XX hereof.

                                  ARTICLE XVI

                           PROVISIONS FOR TREATMENT OF
                      CONVENIENCE CLAIMS (CLASSES 191-375)

         16.1 TREATMENT OF CONVENIENCE CLAIMS (CLASSES 191 THROUGH 375): On the Effective Date or as soon as practicable thereafter, and except as provided in
Section 16.2 hereof, each holder of an Allowed Convenience Claim against a Debtor shall receive Cash in an amount equal to the applicable Convenience Claim Distribution Percentage of such Allowed Convenience Claim.

         16.2 PLAN CURRENCY OPPORTUNITY: Notwithstanding the provisions of this
Article XVI, any holder of an Allowed Convenience Claim against a Debtor may elect to have such holder's Claim treated as a General Unsecured Claim or a Guaranty Claim against such Debtor in accordance with the respective provisions of Articles VII, X, XI, XII, XIII and XIV hereof. Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

                                  ARTICLE XVII

                           PROVISION FOR TREATMENT OF
                     SUBORDINATED CLAIMS (CLASSES 376 - 382)

         17.1 TREATMENT OF ALLOWED SUBORDINATED CLAIMS (CLASSES 376 THROUGH
382): Except as otherwise provided in Section 17.2 of the Plan, each holder of an Allowed Subordinated Claim shall receive no distribution for and on account of such Claim.

         17.2 CONTINGENT DISTRIBUTION/LIMITATION ON RECOVERY: Notwithstanding anything contained herein to the contrary, in the event that Plan Currency and Trust Interests are deemed redistributed to a holder of an Allowed Subordinated Claim in accordance with the provisions of Sections 7.5, 8.2 and 9.2 of the Plan, such redistribution shall be made to holders of Allowed Subordinated Claims and Allowed Equity Interests in the following order of priority, until such Claims are paid, or deemed paid in full, in Cash, or through the value of the balance of the Plan Currency and Trust Interests so distributed: (a) holders of Allowed Section 510 Enron Senior Notes Claims and Allowed Section 510 Enron Subordinated Debenture Claims; (b) holders of Allowed Penalty Claims and Allowed Other Subordinated Claims; (c) holders of Allowed Section 510 Enron Preferred Equity Interest Claims; (d) holders of Allowed Enron Preferred Equity Interests and Allowed Enron TOPRS Subordinated Guaranty Claims; and (e) holders of Allowed
Section 510 Enron Common Equity Interest Claims and Allowed Enron Common Equity Interests in accordance with the provisions of the documents, instruments and agreements governing such Equity Interests, including, without limitation, the contractual subordination provisions set forth therein and the Bankruptcy Code.

                                 ARTICLE XVIII

                           PROVISIONS FOR TREATMENT OF
                  ENRON PREFERRED EQUITY INTERESTS (CLASS 383)

         18.1 TREATMENT OF ALLOWED ENRON PREFERRED EQUITY INTERESTS (CLASS 383):
Except as otherwise provided in Section 18.2 of the Plan, on the Effective Date, each holder of an Allowed Enron Preferred Equity Interest shall be entitled to receive such holder's Pro Rata Share of the separate class of Preferred Equity Trust Interests relating to such holder's class of Exchanged Enron Preferred Stock to be allocated pursuant to Article XXVI of the Plan. For purposes of this
Section 18.1, a holder's class of Exchanged Enron Preferred Stock is the class of Exchanged Enron Preferred Stock to be issued in lieu of such holder's class of Enron Preferred Equity Interest.

         18.2 CONTINGENT DISTRIBUTION/LIMITATION ON RECOVERY: Notwithstanding anything contained herein to the contrary, in the event that (a) Plan Currency and Trust Interests are deemed redistributed to a holder of an Allowed Enron Preferred Equity Interest, and, as a result of the issuance and transfer of the Exchanged Enron Preferred Stock, to the Preferred Equity Trustee for and on behalf of the holders of Preferred Equity Trust Interests, in accordance with the provisions of Sections 7.5, 8.2, 9.2 and 17.2 of the Plan, and (b) the sum of such distributions to such holder are equal or in excess of to one hundred percent (100%) of such holder's Allowed Enron Preferred Equity Interests, then, the Plan Currency and Trust Interests remaining to be distributed to such holder in excess of such one hundred percent (100%) shall be deemed redistributed to holders of Allowed Section 510 Enron Common Equity Interest Claims and Allowed Enron Common Equity Interests and accordingly shall be distributed in accordance with the provisions of the documents, instruments and agreements governing such Equity Interests, including, without limitation, the contractual subordination provisions set forth therein, and the Bankruptcy Code.

         18.3 CANCELLATION OF ENRON PREFERRED EQUITY INTERESTS AND EXCHANGED ENRON PREFERRED STOCK: On the Effective Date, the Enron Preferred Equity Interests shall be deemed cancelled and of no force and effect and the Exchanged Enron Preferred Stock shall be issued in lieu thereof. On the later to occur of
(a) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and
(b) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, the Exchanged Enron Preferred Stock shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect.

                                  ARTICLE XIX

                           PROVISION FOR TREATMENT OF
                    ENRON COMMON EQUITY INTERESTS (CLASS 384)

         19.1 TREATMENT OF ALLOWED ENRON COMMON EQUITY INTERESTS (CLASS 384):
Except as otherwise provided in Section 19.2 of the Plan, on the Effective Date, each holder of an Allowed Enron Common Equity Interest shall be entitled to receive such holder's Pro Rata Share of Common Equity Trust Interests to be allocated pursuant to Article XXVII of the Plan.

         19.2 CONTINGENT DISTRIBUTION TO COMMON EQUITY TRUST: Notwithstanding anything contained herein to the contrary, in the event that Plan Currency and Trust Interests are deemed redistributed to a holder of an Allowed Enron Common Equity Interest in accordance with the provisions of Sections 7.5, 8.2, 9.2,
17.2 and 18.2 of the Plan, as a result of the issuance and transfer of Exchanged Enron Common Stock, such Plan Currency shall be distributed to the Common Equity Trustee for and on behalf of the holders of Common Equity Trust Interests.

         19.3 CANCELLATION OF ENRON COMMON EQUITY INTERESTS AND EXCHANGED ENRON COMMON STOCK: On the Effective Date, the Enron Common Equity Interests shall be deemed cancelled and of no force and effect and the Exchanged Enron Common Stock shall be issued in lieu thereof. On the later to occur of (a) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (b) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, the Exchanged Enron Common Stock shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect.

                                   ARTICLE XX

                           PROVISIONS FOR TREATMENT OF
                       OTHER EQUITY INTERESTS (CLASS 385)

         20.1 CANCELLATION OF OTHER EQUITY INTERESTS (CLASS 385): On the latest to occur of (1) the Effective Date, (2) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (3) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, unless otherwise determined by the Debtors and the Creditors' Committee, (a) all Other Equity Interests shall be deemed extinguished and the certificates and all other documents representing such Equity Interests shall be deemed cancelled and of no force and effect and (b) the Reorganized Debtor Plan Administrator shall administer the assets of such Entity in accordance with the provisions of Article XXXVI hereof; provided, however, that no Other Equity Interests shall be cancelled if the result of such cancellation shall adversely economically impact the estate of any Debtor.

                                  ARTICLE XXI

                           PROVISIONS FOR TREATMENT OF
                         DISPUTED CLAIMS UNDER THE PLAN

         21.1 OBJECTIONS TO CLAIMS; PROSECUTION OF DISPUTED CLAIMS: The Reorganized Debtors shall object to the allowance of Claims or Equity Interests filed with the Bankruptcy Court with respect to which they dispute liability, priority or amount, including, without limitation, objections to Claims which have been assigned and the assertion of the doctrine of equitable subordination with respect thereto. All objections shall be litigated to Final Order; provided, however, that the Reorganized Debtors (within such parameters as may be established by the Board of Directors of the Reorganized Debtors) shall have the authority to file, settle, compromise or withdraw any objections to Claims or Equity Interests. Unless otherwise ordered by the Bankruptcy Court, the Reorganized Debtors shall file and serve (i) objections to Claims with regard to the Yosemite and Credit Linked Notes financing transaction, the Apache/Choctaw financing transaction and the Zephyrus/Tammy financing transaction, each as described in the Disclosure Statement, no later than twenty (20) days following the Confirmation Date, unless extended for cause upon motion by the Debtors upon notice to the Creditors' Committee and the Creditors affected thereby, (ii) objections to the twenty (20) of the largest proofs of Claim filed against ENA, and identified by the ENA Examiner in a list provided no later than the Confirmation Date, no later than fifty (50) days following the Confirmation Date, unless extended for cause upon motion by the Debtors upon notice to the Creditors' Committee and the Creditors affected thereby, and (iii) all objections to other Claims as soon as practicable, but, in each instance, not later than two hundred forty (240) days following the Confirmation Date or such later date as may be approved by the Bankruptcy Court.

         21.2 ESTIMATION OF CLAIMS: Unless otherwise limited by an order of the Bankruptcy Court, the Reorganized Debtors may at any time request the Bankruptcy Court to estimate for final distribution purposes any contingent, unliquidated or Disputed Claim pursuant to section 502(c) of the Bankruptcy Code regardless of whether the Debtors or the Reorganized Debtors previously objected to such Claim, and the Bankruptcy Court will retain jurisdiction to consider any request to estimate any Claim at any time during litigation concerning any objection to any Claim, including, without limitation, during the pendency of any appeal relating to any such objection. In the event that the Bankruptcy Court estimates any contingent, unliquidated or Disputed Claim, the estimated amount shall constitute either the allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court; provided, however, that, if the estimate constitutes the maximum limitation on such Claim, the Debtors or the Reorganized Debtors, as the case may be, may elect to pursue supplemental proceedings to object to any ultimate allowance of such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and not necessarily exclusive of one another.

         21.3 PAYMENTS AND DISTRIBUTIONS ON DISPUTED CLAIMS:

                  (a) Disputed Claims Reserve: From and after the Effective Date, and until such time as all Disputed Claims have been compromised and settled or determined by Final Order, the Disbursing Agent shall reserve and hold in escrow for the benefit of each holder of a Disputed Claim, Cash, Plan Securities, Operating Trust Interests, Remaining Asset Trust Interests, Litigation Trust Interests and Special Litigation Trust Interests and any dividends, gains or income attributable thereto, in an amount equal to the Pro Rata Share of distributions which would have been made to the holder of such Disputed Claim if it were an Allowed Claim in an amount equal to the lesser of
(i) the Disputed Claim Amount, (ii) the amount in which the Disputed Claim shall be estimated by the Bankruptcy Court pursuant to section 502 of the Bankruptcy Code for purposes of allowance, which amount, unless otherwise ordered by the Bankruptcy Court, shall constitute and represent the maximum amount in which such Claim may ultimately become an Allowed Claim or (iii) such other amount as may be agreed upon by the holder of such Disputed Claim and the Reorganized Debtors; provided, however, that, under no circumstances, shall a holder of an Allowed Convenience Claim be entitled to distributions of Litigation Trust Interests, Special Litigation Trusts Interests or the proceeds thereof. Any Cash, Plan Securities, Operating Trust Interests, Remaining Asset Trust Interests, Litigation Trust Interests and Special Litigation Trust Interests reserved and held for the benefit of a holder of a Disputed Claim shall be treated as a payment and reduction on account of such Disputed Claim for purposes of computing any additional amounts to be paid in Cash or distributed in Plan Securities in the event the Disputed Claim ultimately becomes an Allowed Claim. Such Cash and any dividends, gains or income paid on account of Plan Securities, Operating Trust Interests, Remaining Asset Trust Interests, Litigation Trust Interests and Special Litigation Trust Interests reserved for the benefit of holders of Disputed Claims shall be either (x) held by the Disbursing Agent, in an interest-bearing account or (y) invested in interest-bearing obligations issued by the United States Government, or by an agency of the United States Government and guaranteed by the United States Government, and having (in either case) a maturity of not more than thirty (30) days, for the benefit of such holders pending determination of their entitlement thereto under the terms of the Plan. No payments or distributions shall be made with respect to all or any portion of any Disputed Claim pending the entire resolution thereof by Final Order.

                  (b) Allowance of Disputed Claims: At such time as a Disputed Claim becomes, in whole or in part, an Allowed Claim, the Disbursing Agent shall distribute to the holder thereof the distributions, if any, to which such holder is then entitled under the Plan together with any interest which has accrued on the amount of Cash and any dividends or


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

distributions attributable to the Plan Currency or Trust Interests so reserved (net of any expenses, including any taxes of the escrow, relating thereto), but only to the extent that such interest is attributable to the amount of the Allowed Claim. Such distribution, if any, shall be made as soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing such Disputed Claim becomes a Final Order but in no event more than ninety (90) days thereafter. The balance of any Cash previously reserved shall be included in Creditor Cash and the balance of any Plan Currency and Trust Interests previously reserved shall be included in future calculations of Plan Currency and Trust Interests, respectively, to holders of Allowed Claims and, to the extent determined to be distributable to holders of Allowed Equity Interests in accordance with the terms and provisions of the Plan, holders of Allowed Equity Interests.

                  (c) Tax Treatment of Escrow: Subject to the receipt of contrary guidance from the IRS or a court of competent jurisdiction (including the receipt by the Disbursing Agent of a private letter ruling requested by the Disbursing Agent, or the receipt of an adverse determination by the IRS upon audit if not contested by the Disbursing Agent, or a condition imposed by the IRS in connection with a private letter ruling requested by the Debtors), the Disbursing Agent shall (i) treat the escrow as one or more discrete trusts (which may be composed of separate and independent shares) for federal income tax purposes in accordance with the trust provisions of the IRC (Sections 641 et seq.) and (ii) to the extent permitted by applicable law, report consistent with the foregoing for state and local income tax purposes. All holders of Allowed Claims and Allowed Equity Interests shall report, for tax purposes, consistent with the foregoing.

                  (d) Funding of Escrow's Tax Obligation: If the reserve created in accordance with Section 21.3(a) hereof has insufficient funds to pay any applicable taxes imposed upon it or its assets, subject to the other provisions contained herein, the Reorganized Debtors shall advance to the escrow the funds necessary to pay such taxes (a "Tax Advance"), with such Tax Advances repayable from future amounts otherwise receivable by the escrow pursuant to Section 21.3 or otherwise. If and when a distribution is to be made from the escrow, the distributee will be charged its pro rata portion of any outstanding Tax Advance (including accrued interest). If a cash distribution is to be made to such distributee, the Disbursing Agent shall be entitled to withhold from such distributee's distribution the amount required to pay such portion of the Tax Advance (including accrued interest). If such cash is insufficient to satisfy the respective portion of the Tax Advance and there is also to be made to such distributee a distribution of other Plan Currency or interests in the trusts to be created hereunder, the distributee shall, as a condition to receiving such other assets, pay in cash to the Disbursing Agent an amount equal to the unsatisfied portion of the Tax Advance (including accrued interest). Failure to make such payment shall entitle the Disbursing Agent to reduce and permanently adjust the amounts that would otherwise be distributed to such distributee to fairly compensate the Disputed Claims reserve created in accordance with Section 21.3(a) of the Plan for the unpaid portion of the Tax Advance (including accrued interest).



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

                                  ARTICLE XXII

                              THE LITIGATION TRUST

         22.1 ESTABLISHMENT OF THE TRUST: Upon the joint determination of the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, on or after the Effective Date, but in no event later than December 31st of the calendar year in which the Effective Date occurs, unless such date is otherwise extended by the Debtors and the Creditors' Committee, in their joint and absolute discretion and by notice filed with the Bankruptcy Court, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 3 through 190, shall execute the Litigation Trust Agreement and shall take all other steps necessary to establish the Litigation Trust; provided, however, that, in the event that the board of directors of Reorganized ENE and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee determine that the aggregate distributions of Plan Currency and Trust Interests would permit a distribution to be made pursuant to Section 17.2, 18.2 or 19.2 of the Plan, then, the Debtors or the Reorganized Debtors, as the case may be, shall modify the Plan to provide for such distributions to be made. In the event that the Litigation Trust is created, in accordance with and pursuant to the terms of
Section 22.4 of the Plan, the Debtors shall transfer to the Litigation Trust all of their right, title, and interest in the Litigation Trust Claims. In connection with the above-described rights and causes of action, any attorney-client privilege, work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) shall be transferred to the Litigation Trust and shall vest in the Litigation Trustee and its representatives, and the Debtors, the Debtors in Possession and the Litigation Trustee are authorized to take all necessary actions to effectuate the transfer of such privileges.

         22.2 PURPOSE OF THE LITIGATION TRUST: The Litigation Trust shall be established for the sole purpose of liquidating its assets, in accordance with Treasury Regulation Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business.

         22.3 FUNDING EXPENSES OF THE LITIGATION TRUST: In accordance with the Litigation Trust Agreement and any agreements entered into in connection therewith, upon the creation of the Litigation Trust, the Debtors shall transfer such amounts of Cash as jointly determined by the Debtors and the Creditors' Committee as necessary to fund the operations of the Litigation Trust. The Debtors and the Reorganized Debtors shall have no further obligation to provide any funding with respect to the Litigation Trust.

         22.4 TRANSFER OF ASSETS:

                  (a) The transfer of the Litigation Trust Claims to the Litigation Trust shall be made, as provided herein, for the ratable benefit of the holders of Allowed Claims in Classes 3 through 190, only to the extent such holders in such Classes are entitled to distributions under the Plan. In partial satisfaction of Allowed Claims in Classes 3 through 190, the Litigation Trust Claims shall be transferred to such holders of Allowed Claims, to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the holders of Allowed Claims in Classes 3 through 190, the Debtors shall transfer such Litigation Trust Claims to the Litigation Trust in exchange



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

for Litigation Trust Interests for the ratable benefit of holders of Allowed Claims in Classes 3 through 190, in accordance with the Plan. Upon the transfer of the Litigation Trust Claims, the Debtors shall have no interest in or with respect to the Litigation Trust Claims or the Litigation Trust.

                  (b) For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Litigation Trustee and the beneficiaries of the Litigation Trust) shall treat the transfer of assets to the Litigation Trust in accordance with the terms of the Plan, as a transfer to the holders of Allowed Claims in Classes 3 through 190, followed by a transfer by such holders to the Litigation Trust and the beneficiaries of the Litigation Trust shall be treated as the grantors and owners thereof.

         22.5 VALUATION OF ASSETS: As soon as possible after the creation of the Litigation Trust, but in no event later than thirty (30) days thereafter, the Litigation Trust Board shall inform, in writing, the Litigation Trustee of the value of the assets transferred to the Litigation Trust, based on the good faith determination of the Litigation Trust Board, and the Litigation Trustee shall apprise, in writing, the beneficiaries of the Litigation Trust of such valuation. The valuation shall be used consistently by all parties (including the Debtors, the Reorganized Debtors, the Litigation Trustee and the beneficiaries of the Litigation Trust) for all federal income tax purposes.

         22.6 LITIGATION; RESPONSIBILITIES OF LITIGATION TRUSTEE:

                  (a) The Litigation Trustee, upon direction by the Litigation Trust Board and the exercise of their collective reasonable business judgment, shall, in an expeditious but orderly manner, liquidate and convert to Cash the assets of the Litigation Trust, make timely distributions and not unduly prolong the duration of the Litigation Trust. The liquidation of the Litigation Trust Claims may be accomplished either through the prosecution, compromise and settlement, abandonment or dismissal of any or all claims, rights or causes of action, or otherwise. The Litigation Trustee, upon direction by the Litigation Trust Board, shall have the absolute right to pursue or not to pursue any and all Litigation Trust Claims as it determines is in the best interests of the beneficiaries of the Litigation Trust, and consistent with the purposes of the Litigation Trust, and shall have no liability for the outcome of its decision except for any damages caused by willful misconduct or gross negligence. The Litigation Trustee may incur any reasonable and necessary expenses in liquidating and converting the assets to Cash and shall be reimbursed in accordance with the provisions of the Litigation Trust Agreement.

                  (b) The Litigation Trustee shall be named in the Confirmation Order or in the Litigation Trust Agreement and shall have the power (i) to prosecute for the benefit of the Litigation Trust all claims, rights and causes of action transferred to the Litigation Trust (whether such suits are brought in the name of the Litigation Trust or otherwise), and (ii) to otherwise perform the functions and take the actions provided for or permitted herein or in any other agreement executed by the Litigation Trustee pursuant to the Plan. Any and all proceeds generated from such claims, rights, and causes of action shall be the property of the Litigation Trust.

         22.7 INVESTMENT POWERS: The right and power of the Litigation Trustee to invest assets transferred to the Litigation Trust, the proceeds thereof, or any income earned by the Litigation Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 22.8 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation
Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Litigation Trustee may expend the assets of the Litigation Trust (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Litigation Trust or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Litigation Trust Agreement; and, provided, further, that, under no circumstances, shall the Litigation Trust segregate the assets of the Litigation Trust on the basis of classification of the holders of Litigation Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions hereof.

         22.8 ANNUAL DISTRIBUTION; WITHHOLDING: The Litigation Trustee shall distribute at least annually to the holders of Litigation Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Litigation Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Litigation Trust or in respect of the assets of the Litigation Trust), and (iii) to satisfy other liabilities incurred or assumed by the Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Litigation Trust Agreement. All such distributions shall be pro rata based on the number of Litigation Trust Interests held by a holder compared with the aggregate number of Litigation Trust Interests outstanding, subject to the terms of the Plan and the Litigation Trust Agreement. The Litigation Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Litigation Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

         22.9 REPORTING DUTIES:

                  (a) Federal Income Tax: Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Litigation Trustee of a private letter ruling if the Litigation Trustee (or the Debtors) so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Litigation Trustee), the Litigation Trustee shall file returns for the Litigation Trust as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a). The Litigation Trustee shall also annually send to each holder of a Litigation Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and will instruct all such holders to report such items on their federal income tax returns.

                  (b) Allocations of Litigation Trust Taxable Income:
Allocations of Litigation Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Litigation Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Litigation Trust Interests, taking into account all prior and concurrent distributions from the Litigation Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Litigation Trust will be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Litigation Trust Claims. The tax book value of the Litigation Trust Claims for this purpose shall equal their fair market value on the Effective Date or, if later, the date such assets were acquired by the Litigation Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  (c) Other: The Litigation Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Litigation Trust that are required by any governmental unit.

         22.10 TRUST IMPLEMENTATION: Upon the joint determination of the Debtors and the Creditors' Committee, on or after the Effective Date, but in no event later than December 31st of the calendar year in which the Effective Date occurs, unless such date is otherwise extended by the Debtors and the Creditors' Committee, in their joint and absolute discretion and by notice filed with the Bankruptcy Court, the Litigation Trust shall be established and become effective for the benefit of Allowed Claims in Classes 3 through 190. The Litigation Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Litigation Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Litigation Trustee and holders of Allowed Claims in Classes 3 through 190) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Litigation Trust.

         22.11 REGISTRY OF BENEFICIAL INTERESTS: The Litigation Trustee shall maintain a registry of the holders of Litigation Trust Interests.

         22.12 TERMINATION: The Litigation Trust shall terminate no later than the fifth (5th) anniversary of the Effective Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Litigation Trust if it is necessary to the liquidation of the Litigation Trust Claims. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term.

         22.13 NET LITIGATION TRUST RECOVERY/ASSIGNMENT OF CLAIMS:

                  (a) Net Judgment: Notwithstanding anything contained herein to the contrary, in the event that a defendant in a litigation brought by the Litigation Trustee for and on behalf of the Litigation Trust (i) is required by a Final Order to make payment to the Litigation Trust (the "Judgment Amount"), and (ii) is permitted by a Final Order to assert a right of setoff under section 553 of the Bankruptcy Code or applicable non-bankruptcy law against the Judgment Amount (a "Valid Setoff"),
(y) such defendant shall be obligated to pay only the excess, if any, of the amount of the Judgment Amount over the Valid Setoff and (z) none of the Litigation Trust, the holders or beneficiaries of the Litigation Trust Interests shall be entitled to assert a claim against the Debtors or the Reorganized Debtors with respect to the Valid Setoff.

                  (b) Assignment: Notwithstanding anything contained herein to the contrary, in the event that a compromise and settlement of a Litigation Trust Claim or a Final Order with respect to a Litigation Trust Claim provides for a waiver, subordination or disallowance of a defendant's Claim or Claims against one or more of the Debtors, other than ENE, for purposes of computing amounts of distributions, (i) such Claim shall be deemed allowed at the lesser of (y) the "Estimated Allowed Amount" (which shall exclude duplicative Claims) of such Claim, as reflected on the Debtors' claims management system, and (z) the filed proof of claim with respect thereto; provided, however, that, in the event that such proof of claim was filed in a zero-dollar ($0.00), contingent or unliquidated amount, such Claim shall be deemed allowed at the "Estimated Allowed Amount" of such Claim on the Debtors' claims management system, (ii) such defendant shall be deemed to have assigned such Claim or Claims and right to receive distributions in accordance with the Plan to the Litigation Trust,
(iii) the Disbursing Agent shall make distributions with respect to such Allowed Claims to the Litigation Trust and (iv) such defendant shall not be entitled to receive distributions from the Litigation Trust on account thereof; and, provided, further, that, in the event that any modifications are made to the "Estimated Allowed Amount" of Claims as reflected in the Debtors' claims management system, and provided that the Creditors' Committee and the ENA Examiner have not been dissolved or released in accordance with the provisions of Sections 33.1 and 33.4 of the Plan, respectively, the ENA Examiner and the Creditors' Committee shall have an opportunity to review such modifications.

         22.14 APPLICABILITY TO CERTAIN CLAIMS AND EQUITY INTERESTS: In the event that distributions of Litigation Trust Interests are made to holders of Allowed Claims or Allowed Equity Interests in accordance with the provisions of
Section 17.2, 18.2 or 19.2 of the Plan, all provisions contained in this Article XXII shall be for the benefit of and be applicable to such holders of Allowed Claims or Allowed Equity Interests, as the case may be, as though set forth in this Article XXII in the first instance.

                                 ARTICLE XXIII

                          THE SPECIAL LITIGATION TRUST

         23.1 ESTABLISHMENT OF THE TRUST: Upon the joint determination of the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, on or after the Effective Date, but in no event later than December 31st of the calendar year in which the Effective Date occurs, unless such date is otherwise extended by the Debtors and the Creditors' Committee, in their joint and absolute discretion and by notice filed with the Bankruptcy Court, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 3 through 190, shall execute the



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

Special Litigation Trust Agreement and shall take all other steps necessary to establish the Special Litigation Trust; provided, however, that, in the event that the board of directors of Reorganized ENE and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section
33.1 of the Plan, the Creditors' Committee determine that the aggregate distributions of Plan Currency and Trust Interests would permit a distribution to be made pursuant to Section 17.2, 18.2 or 19.2 of the Plan, then, the Debtors or the Reorganized Debtors, as the case may be, shall modify the Plan to provide for such distributions to be made. On the Effective Date, and in accordance with and pursuant to the terms of Section 23.4 of the Plan, the Debtors shall transfer to the Special Litigation Trust all of their right, title, and interest in the Special Litigation Trust Claims. In connection with the above-described rights and causes of action, any attorney-client privilege, work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) transferred to the Special Litigation Trust shall vest in the Special Litigation Trustee and its representatives, and the Debtors and the Special Litigation Trustee are authorized to take all necessary actions to effectuate the transfer of such privileges.

         23.2 PURPOSE OF THE SPECIAL LITIGATION TRUST: The Special Litigation Trust shall be established for the sole purpose of liquidating its assets, in accordance with Treasury Regulation Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business.

         23.3 FUNDING EXPENSES OF THE SPECIAL LITIGATION TRUST: In accordance with the Special Litigation Trust Agreement and any agreements entered into in connection therewith, upon the creation of the Special Litigation Trust, the Debtors shall transfer such amounts of Cash as jointly determined by the Debtors and the Creditors' Committee as necessary to fund the operations of the Special Litigation Trust. The Debtors and the Reorganized Debtors shall have no further obligation to provide any funding with respect to the Special Litigation Trust.

         23.4 TRANSFER OF ASSETS:

                  (a) The transfer of the Special Litigation Trust Claims to the Special Litigation Trust shall be made, as provided herein, for the ratable benefit of the holders of Allowed Claims in Classes 3 through 190, only to the extent such holders in such Classes are entitled to distributions under the Plan. In partial satisfaction of Allowed Claims in Classes 3 through 190, the Special Litigation Trust Claims shall be transferred to such holders of Allowed Claims, to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the holders of Allowed Claims in Classes 3 through 190, the Debtors shall transfer such Special Litigation Trust Claims to the Special Litigation Trust in exchange for Special Litigation Trust Interests for the ratable benefit of holders of Allowed Claims in Classes 3 through 190, in accordance with the Plan. Upon the transfer of the Special Litigation Trust Claims, the Debtors shall have no interest in or with respect to the Special Litigation Trust Claims or the Special Litigation Trust.

                  (b) For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Special Litigation Trustee and the beneficiaries of the Special Litigation Trust) shall treat the transfer of assets to the Special Litigation Trust in accordance with the terms of the Plan, as a transfer to the holders of Allowed Claims in Classes 3 through



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

190, followed by a transfer by such holders to the Special Litigation Trust and the beneficiaries of the Special Litigation Trust shall be treated as the grantors and owners thereof.

         23.5 VALUATION OF ASSETS: As soon as possible after the creation of the Special Litigation Trust, but in no event later than thirty (30) days thereafter, the Special Litigation Trust Board shall inform, in writing, the Special Litigation Trustee of the value of the assets transferred to the Special Litigation Trust, based on the good faith determination of the Special Litigation Trust Board, and the Special Litigation Trustee shall apprise, in writing, the beneficiaries of the Special Litigation Trust of such valuation. The valuation shall be used consistently by all parties (including the Debtors, the Reorganized Debtors, the Special Litigation Trustee and the beneficiaries of the Special Litigation Trust) for all federal income tax purposes.

         23.6 LITIGATION OF ASSETS; RESPONSIBILITIES OF SPECIAL LITIGATION
TRUSTEE:

                  (a) The Special Litigation Trustee, upon direction by the Special Litigation Trust Board and the exercise of their collective reasonable business judgment, shall, in an expeditious but orderly manner, liquidate and convert to Cash the assets of the Special Litigation Trust, make timely distributions and not unduly prolong the duration of the Special Litigation Trust. The liquidation of the Special Litigation Trust Claims may be accomplished either through the prosecution, compromise and settlement, abandonment or dismissal of any or all claims, rights or causes of action, or otherwise. The Special Litigation Trustee, upon direction by the Special Litigation Trust Board, shall have the absolute right to pursue or not to pursue any and all claims, rights, or causes of action, as it determines is in the best interests of the beneficiaries of the Special Litigation Trust, and consistent with the purposes of the Special Litigation Trust, and shall have no liability for the outcome of its decision except for any damages caused by willful misconduct or gross negligence. The Special Litigation Trustee may incur any reasonable and necessary expenses in liquidating and converting the assets to Cash.

                  (b) The Special Litigation Trustee shall be named in the Confirmation Order or in the Special Litigation Trust Agreement and shall have the power (i) to prosecute for the benefit of the Special Litigation Trust all claims, rights and causes of action transferred to the Special Litigation Trust (whether such suits are brought in the name of the Special Litigation Trust or otherwise), and (ii) to otherwise perform the functions and take the actions provided for or permitted herein or in any other agreement executed by the Special Litigation Trustee pursuant to the Plan. Any and all proceeds generated from such claims, rights, and causes of action shall be the property of the Special Litigation Trust.

         23.7 INVESTMENT POWERS: The right and power of the Special Litigation Trustee to invest assets transferred to the Special Litigation Trust, the proceeds thereof, or any income earned by the Special Litigation Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 23.8 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Special Litigation Trustee may expend the assets of the Special Litigation Trust (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Special Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Special Litigation Trust or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Special Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Special Litigation Trust Agreement; and, provided, further, that, under no circumstances, shall the Special Litigation Trust segregate the assets of the Special Litigation Trust on the basis of classification of the holders of Special Litigation Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions hereof.

         23.8 ANNUAL DISTRIBUTION; WITHHOLDING: The Special Litigation Trustee shall distribute at least annually to the holders of Special Litigation Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Special Litigation Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Special Litigation Trust during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Special Litigation Trust or in respect of the assets of the Special Litigation Trust), and (iii) to satisfy other liabilities incurred or assumed by the Special Litigation Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Special Litigation Trust Agreement. All such distributions shall be pro rata based on the number of Special Litigation Trust Interests held by a holder compared with the aggregate number of Special Litigation Trust Interests outstanding, subject to the terms of the Plan and the Special Litigation Trust Agreement. The Special Litigation Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Special Litigation Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

         23.9 REPORTING DUTIES:

                  (a) Federal Income Tax: Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Special Litigation Trustee of a private letter ruling if the Special Litigation Trustee (or the Debtors) so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Special Litigation Trustee), the Special Litigation Trustee shall file returns for the Special Litigation Trust as a grantor trust pursuant to Treasury Regulation
Section 1.671-4(a). The Special Litigation Trustee shall also annually send to each holder of a Special Litigation Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and shall instruct all such holders to report such items on their federal income tax returns.

                  (b) Allocations of Special Litigation Trust Taxable Income:
Allocations of Special Litigation Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Special Litigation Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Special Litigation Trust Interests, taking into account all prior and concurrent distributions from the Special Litigation Trust (including all distributions



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

held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Special Litigation Trust shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Special Litigation Trust Claims. The tax book value of the Special Litigation Trust Claims for this purpose shall equal their fair market value on the Effective Date or, if later, the date such assets were acquired by the Special Litigation Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  (c) Other: The Special Litigation Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Special Litigation Trust that are required by any governmental unit.

         23.10 TRUST IMPLEMENTATION: Upon the joint determination of the Debtors and the Creditors' Committee, on or after the Effective Date, but in no event later than December 31st of the calendar year in which the Effective Date occurs, unless such date is otherwise extended by the Debtors and the Creditors' Committee, in their joint and absolute discretion and by notice filed with the Bankruptcy Court, the Special Litigation Trust shall be established and become effective for the benefit of Allowed Claims in Classes 3 through 190. The Special Litigation Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Special Litigation Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Special Litigation Trustee and holders of Allowed Claims in Classes 3 through
190) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Special Litigation Trust.

         23.11 REGISTRY OF BENEFICIAL INTERESTS: The Special Litigation Trustee shall maintain a registry of the holders of Special Litigation Trust Interests.

         23.12 TERMINATION: The Special Litigation Trust shall terminate no later than the fifth (5th) anniversary of the Effective Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Special Litigation Trust if it is necessary to the liquidation of the Special Litigation Trust Claims. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term.

         23.13 NET SPECIAL LITIGATION TRUST RECOVERY/ASSIGNMENT OF CLAIMS:

                  (a) Net Judgment: Notwithstanding anything contained herein to the contrary, in the event that a defendant in a litigation brought by the Special Litigation Trustee for and on behalf of the Special Litigation Trust (i) is required by a Final Order to pay a Judgment Amount to the Special Litigation Trust and (ii) is permitted by a Final Order to assert a Valid Setoff, (y) such defendant shall be obligated to pay only the excess, if any, of the amount of the Judgment Amount over the Valid Setoff and (z) none of the Special Litigation Trust, the holders



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

or beneficiaries of the Special Litigation Trust Interests shall be entitled to assert a claim against the Debtors or the Reorganized Debtors with respect to the Valid Setoff.

                  (b) Assignment: Notwithstanding anything contained herein to the contrary, in the event that a compromise and settlement of a Special Litigation Trust Claim or a Final Order with respect to a Special Litigation Trust Claim provides for a waiver, subordination or disallowance of a defendant's Claim or Claims against one or more of the Debtors, other than ENE, for purposes of computing amounts of distributions, (i) such Claim shall be deemed allowed at the lesser of (y) the "Estimated Allowed Amount" (which shall exclude duplicative Claims) of such Claim as reflected on the Debtors' claims management system) and (z) the filed proof of claim with respect thereto; provided, however, that, in the event that such proof of claim was filed in a zero-dollar ($0.00), contingent or unliquidated amount, such Claim shall be deemed allowed at the "Estimated Allowed Amount" of such Claim on the Debtors' claims management system, (ii) such defendant shall be deemed to have assigned such Claim or Claims and right to receive distributions in accordance with the Plan to the Special Litigation Trust, and (iv) such defendant shall not be entitled to receive distributions from the Special Litigation Trust on account thereof; and, provided, further, that, in the event that any modifications are made to the "Estimated Allowed Amount" of Claims as reflected in the Debtors' claims management system, and provided that the Creditors' Committee and the ENA Examiner have not been dissolved or released in accordance with the provisions of Sections 33.1 and 33.4 of the Plan, respectively, the ENA Examiner and the Creditors' Committee shall have an opportunity to review such modifications.

         23.14 APPLICABILITY TO CERTAIN CLAIMS AND EQUITY INTERESTS: In the event that distributions of Special Litigation Trust Interests are made to holders of Allowed Claims or Allowed Equity Interests in accordance with the provisions of Section 17.2, 18.2 or 19.2 of the Plan, all provisions contained in this Article XXIII shall be for the benefit of and be applicable to such holders of Allowed Claims or Allowed Equity Interests, as the case may be, as though set forth in this Article XXIII in the first instance.

                                  ARTICLE XXIV

                              THE OPERATING TRUSTS

         24.1 ESTABLISHMENT OF THE TRUSTS: Upon the joint determination of the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, on or after the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, and upon the joint determination of the Debtors and the Creditors' Committee, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382 shall execute the respective Operating Trust Agreements and shall take all other steps necessary to establish the respective Operating Trusts. On such date, or as soon as practicable thereafter, including, without limitation, subject to appropriate or required governmental, agency or other consents, and in accordance with and pursuant to the terms of Section 24.4 of the Plan, the Debtors shall transfer to the respective Operating Trusts all of their right, title, and interest in the assets subject to the Operating Trust Agreements.



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

         24.2 PURPOSE OF THE OPERATING TRUSTS: The Operating Trusts shall be established for the sole purpose of holding and liquidating the respective assets in the Prisma Trust, the CrossCountry Trust and the PGE Trust in accordance with Treasury Regulation Section 301.7701-4(d) and the terms and provisions of the Operating Trust Agreements. Without limiting the foregoing, the Operating Trust Agreements shall each provide that the applicable Operating Trust shall not distribute any of the Prisma Common Stock, CrossCountry Common Equity or PGE Common Stock, as the case may be, prior to the date referred to in Sections 29.1(c)(i), (ii) and (iii), respectively.

         24.3 FUNDING EXPENSES OF THE OPERATING TRUSTS: In accordance with the respective Operating Trust Agreements and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall have no obligation to provide any funding with respect to any of the Operating Trusts.

         24.4 TRANSFER OF ASSETS:

                  (a) The transfer of assets to the Operating Trusts shall be made, as provided herein, for the benefit of the holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, only to the extent such holders in such Classes are entitled to distributions under the Plan. In partial satisfaction of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, the assets subject to the respective Operating Trusts shall be transferred to such holders of Allowed Claims, to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, the Debtors shall transfer such assets to the Operating Trusts for the benefit of holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, in accordance with the Plan.

                  (b) For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Operating Trustee and the beneficiaries of the Operating Trusts) shall treat the transfer of assets to the respective Operating Trusts in accordance with the terms of the Plan, as a transfer to the holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, followed by a transfer by such holders to the respective Operating Trusts and the beneficiaries of the Operating Trusts shall be treated as the grantors and owners thereof.

         24.5 VALUATION OF ASSETS: As soon as possible after the creation of the Operating Trusts, but in no event later than thirty (30) days thereafter, the respective Operating Trust Boards shall inform, in writing, the Operating Trustee of the value of the assets transferred to the respective Operating Trusts, based on the good faith determination of the respective Operating Trust Boards, and the Operating Trustee shall apprise, in writing, the beneficiaries of the respective Operating Trusts of such valuation. The valuation shall be used consistently by all parties (including the Debtors, the Reorganized Debtors, the Operating Trustee and the beneficiaries of the Operating Trusts) for all federal income tax purposes.

         24.6 INVESTMENT POWERS: The right and power of the Operating Trustee to invest assets transferred to the Operating Trust, the proceeds thereof, or any income earned by the respective Operating Trusts, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 24.7 of the Plan) in Cash Equivalents;

provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Operating Trustee may expend the assets of the Operating Trusts (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Operating Trusts during liquidation,
(ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Operating Trusts or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Operating Trusts (or to which the assets are otherwise subject) in accordance with the Plan or the Operating Trust Agreements; and, provided, further, that, under no circumstances, shall the Operating Trusts segregate the assets of the Operating Trusts on the basis of classification of the holders of respective Operating Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions hereof.

         24.7 ANNUAL DISTRIBUTION; WITHHOLDING: The Operating Trustee shall distribute at least annually to the holders of respective Operating Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Operating Trusts may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Operating Trusts during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Operating Trusts or in respect of the assets of the Operating Trust), and (iii) to satisfy other liabilities incurred or assumed by the Operating Trusts (or to which the assets are otherwise subject) in accordance with the Plan or the Operating Trust Agreements. All such distributions shall be pro rata based on the number of Operating Trust Interests held by a holder compared with the aggregate number of Operating Trust Interests outstanding, subject to the terms of the Plan and the respective Operating Trust Agreements. The Operating Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Operating Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

         24.8 REPORTING DUTIES:

                  (a) Federal Income Tax: Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Operating Trustee of a private letter ruling if the Operating Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Operating Trustee), the Operating Trustee shall file returns for the Operating Trusts as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a). The Operating Trustee shall also annually send to each holder of a Operating Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and shall instruct all such holders to report such items on their federal income tax returns.

                  (b) Allocations of Operating Trusts Taxable Income:
Allocations of Operating Trusts taxable income shall be determined by reference to the manner in which an



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

amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Operating Trusts had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Operating Trust Interests (treating any holder of a Disputed Claim, for this purpose, as a current holder of a Operating Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Operating Trusts (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Operating Trusts shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining assets of an Operating Trust. The tax book value of the assets of an Operating Trust for this purpose shall equal their fair market value on the date such Operating Trusts were created or, if later, the date such assets were acquired by the Operating Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  (c) Other: The Operating Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Operating Trust that are required by any governmental unit.

         24.9 TRUST IMPLEMENTATION: On or after the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, the Operating Trusts shall be established and become effective for the benefit of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382. The Operating Trust Agreements shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Operating Trusts as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Operating Trustee and holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Operating Trusts.

         24.10 REGISTRY OF BENEFICIAL INTERESTS: The Operating Trustee shall maintain a registry of the holders of Operating Trust Interests.

         24.11 TERMINATION: The Operating Trusts shall terminate no later than the third (3rd) anniversary of the Confirmation Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Operating Trusts if it is necessary to the liquidation of the assets of Operating Trusts. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years from and after the third (3rd) anniversary of the Confirmation Date.

         24.12 NON-TRANSFERABILITY OR CERTIFICATION: Upon the creation of each Operating Trust, the beneficial interests in such Operating Trust shall be allocated on the books and records of such Operating Trust to the appropriate holders thereof, but such interests shall not be


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

certificated and shall not be transferable by the holder thereof except through the laws of descent or distribution.

         24.13 APPLICABILITY TO CERTAIN CLAIMS AND EQUITY INTERESTS: In the event that allocations of Operating Trust Interests are made to holders of Allowed Claims or Allowed Equity Interests in accordance with the provisions of
Section 17.2, 18.2 or 19.2 of the Plan, all provisions contained in this Article XXIV shall be for the benefit of and be applicable to such holders of Allowed Claims or Allowed Equity Interests, as the case may be, as though set forth in this Article XXIV in the first instance.

                                  ARTICLE XXV

                           THE REMAINING ASSET TRUSTS

         25.1 ESTABLISHMENT OF THE TRUSTS: Upon the joint determination of the Debtors and, provided that the Creditors' Committee has not been dissolved in accordance with the provisions of Section 33.1 of the Plan, the Creditors' Committee, on or after the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, and upon the joint determination of the Debtors and the Creditors' Committee, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382 shall execute the respective Remaining Asset Trust Agreements and shall take all other steps necessary to establish the respective Remaining Asset Trusts. On such date, or as soon as practicable thereafter, including, without limitation, subject to appropriate or required governmental agency or other consents, and in accordance with and pursuant to the terms of
Section 25.4 of the Plan, the Debtors shall transfer to the respective Remaining Asset Trusts all of their right, title, and interest in the Remaining Assets.

         25.2 PURPOSE OF THE REMAINING ASSET TRUSTS: The Remaining Asset Trusts shall be established for the sole purpose of holding and liquidating the respective assets in the Remaining Asset Trusts in accordance with Treasury Regulation Section 301.7701-4(d) and the terms and provisions of the Remaining Asset Trust Agreements.

         25.3 FUNDING EXPENSES OF THE REMAINING ASSET TRUSTS: In accordance with the respective Remaining Asset Trust Agreements and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall have no obligation to provide any funding with respect to any of the Remaining Asset Trusts.

         25.4 TRANSFER OF ASSETS:

                  (a) The transfer of assets to the Remaining Asset Trusts shall be made, as provided herein, for the benefit of the holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, only to the extent such holders in such Classes are entitled to distributions under the Plan. In partial satisfaction of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, the Remaining Assets shall be transferred to such holders of Allowed Claims, to be held by the Debtors on their behalf. Immediately thereafter, on behalf of the holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, the Debtors shall transfer such assets to the Remaining Asset Trusts for the benefit of holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, in accordance with the Plan. Upon the transfer of the Remaining Assets, the Debtors shall have no interest in or with respect to the Remaining Assets or the Remaining Asset Trusts.

                  (b) For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Remaining Asset Trustee and the beneficiaries of the Remaining Asset Trusts) shall treat the transfer of assets to the respective Remaining Asset Trusts in accordance with the terms of the Plan, as a transfer to the holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382, followed by a transfer by such holders to the Remaining Asset Trust and the beneficiaries of the respective Remaining Asset Trusts shall be treated as the grantors and owners thereof.

         25.5 VALUATION OF ASSETS: As soon as possible after the creation of the Remaining Asset Trusts, but in no event later than thirty (30) days thereafter, the respective Remaining Asset Trust Boards shall inform, in writing, the Remaining Asset Trustees of the value of the assets transferred to the respective Remaining Asset Trusts, based on the good faith determination of the respective Remaining Asset Trust Boards, and the Remaining Asset Trustees shall apprise, in writing, the beneficiaries of the respective Remaining Asset Trusts of such valuation. The valuation shall be used consistently by all parties (including the Debtors, the Reorganized Debtors, the Remaining Asset Trustees and the beneficiaries of the Remaining Asset Trusts) for all federal income tax purposes.

         25.6 INVESTMENT POWERS: The right and power of the Remaining Asset Trustee to invest assets transferred to the Remaining Asset Trusts, the proceeds thereof, or any income earned by the respective Remaining Asset Trusts, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 25.7 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Remaining Asset Trustee may expend the assets of the Remaining Asset Trusts (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Remaining Asset Trusts during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Remaining Asset Trusts or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Remaining Asset Trusts (or to which the assets are otherwise subject) in accordance with the Plan or the Remaining Asset Trust Agreements; and, provided, further, that, under no circumstances, shall the Remaining Asset Trustee segregate the assets of the Remaining Asset Trust on the basis of classification of the holders of Remaining Asset Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions hereof.

         25.7 ANNUAL DISTRIBUTION; WITHHOLDING: The Remaining Asset Trustee shall distribute at least annually to the holders of Remaining Asset Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Remaining Asset Trusts may retain such amounts



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

(i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Remaining Asset Trusts during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Remaining Asset Trust or in respect of the assets of the Remaining Asset Trusts), and (iii) to satisfy other liabilities incurred or assumed by the Remaining Asset Trusts (or to which the assets are otherwise subject) in accordance with the Plan or the Remaining Asset Trust Agreements. All such distributions shall be pro rata based on the number of Remaining Asset Trust Interests held by a holder compared with the aggregate number of Remaining Asset Trust Interests outstanding, subject to the terms of the Plan and the Remaining Asset Trust Agreements. The Remaining Asset Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Remaining Asset Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

         25.8 REPORTING DUTIES:

                  (a) Federal Income Tax: Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Remaining Asset Trustee of a private letter ruling if the Remaining Asset Trustee (or the Debtors) so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Remaining Asset Trustee), the Remaining Asset Trustee shall file returns for the Remaining Asset Trust as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a). The Remaining Asset Trustee shall also annually send to each holder of a Remaining Asset Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and shall instruct all such holders to report such items on their federal income tax returns.

                  (b) Allocations of Remaining Asset Trust Taxable Income:
Allocations of Remaining Asset Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Remaining Asset Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Remaining Asset Trust Interests (treating any holder of a Disputed Claim, for this purpose, as a current holder of a Remaining Asset Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Remaining Asset Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Remaining Asset Trusts shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining Remaining Asset Trust Assets. The tax book value of the Remaining Asset Trust Assets for this purpose shall equal their fair market value on the date such Remaining Assets Trusts were created or, if later, the date such assets were acquired by the Remaining Asset Trusts, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  (c) Other: The Remaining Asset Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Remaining Asset Trust that are required by any governmental unit.

         25.9 TRUST IMPLEMENTATION: On or after the Confirmation Date, but in no event later than the date on which the Litigation Trust is created, the Remaining Asset Trust will be established and become effective for the benefit of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382. The Remaining Asset Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Remaining Asset Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Remaining Asset Trustee and holders of Allowed Claims in Classes 3 through 180, 183 through 189 and 376 through 382) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Remaining Asset Trust.

         25.10 REGISTRY OF BENEFICIAL INTERESTS: The Remaining Asset Trustee shall maintain a registry of the holders of Remaining Asset Trust Interests.

         25.11 TERMINATION: The Remaining Asset Trusts shall terminate no later than the third (3rd) anniversary of the Confirmation Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Remaining Asset Trusts if it is necessary to the liquidation of the Remaining Asset Trust Assets. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years from and after the third (3rd) anniversary of the Confirmation Date.

         25.12 NON-TRANSFERABILITY OR CERTIFICATION: Upon the creation of the Remaining Asset Trust, the Remaining Asset Trust Interests shall be allocated on the books and records of the Remaining Asset Trust to the appropriate holders thereof, but the Remaining Asset Trust Interests shall not be certificated and shall not be transferable by the holder thereof except through the laws of descent or distribution; provided, however, that the deemed recipient thereof may hold such Remaining Asset Trust Interests through a single wholly owned Entity.

         25.13 APPLICABILITY TO CERTAIN CLAIMS AND EQUITY INTERESTS: In the event that allocations of Remaining Asset Trust Interests are made to holders of Allowed Claims or Allowed Equity Interests in accordance with the provisions of
Section 17.2, 18.2 or 19.2 of the Plan, all provisions contained in this Article XXV shall be for the benefit of and be applicable to such holders of Allowed Equity Interests, as the case may be, as though set forth in this Article XXV in the first instance.

                                  ARTICLE XXVI

                           THE PREFERRED EQUITY TRUST

         26.1 ESTABLISHMENT OF THE TRUST: On or after the Confirmation Date, but prior to the Effective Date, the Debtors, on their own behalf and on behalf of holders of Allowed Equity Interests in Class 383 shall execute the Preferred Equity Trust Agreement and shall take all other steps necessary to establish the Preferred Equity Trust. On such date of execution, or as soon as



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

practicable thereafter, including, without limitation, subject to appropriate or required governmental, agency or other consents, and in accordance with and pursuant to the terms of Section 26.4 of the Plan, the Debtors shall issue to the Preferred Equity Trust the Exchanged Enron Preferred Stock subject to the Preferred Equity Trust Agreement. Notwithstanding anything contained herein to the contrary, there shall be separate classes of Preferred Equity Trust Interests that (a) separately reflect the distributions and other economic entitlements and (b) maintain the following order of priority with respect to the separate classes of Exchanged Preferred Equity Interests contributed: (1) Series 1 Exchanged Preferred Stock and Series 2 Exchanged Preferred Stock on a pari passu basis; (2) Series 3 Exchanged Preferred Stock; and (3) Series 4 Exchanged Preferred Stock.

         26.2 PURPOSE OF THE PREFERRED EQUITY TRUST: The Preferred Equity Trust shall be established for the sole purpose of holding the Exchanged Enron Preferred Stock in accordance with Treasury Regulation Section 301.7701-4(d) and the terms and provisions of the Preferred Equity Trust Agreement. Without limiting the foregoing, the Preferred Equity Trust Agreement shall provide that, to the extent that the Preferred Equity Trust receives distributions of Plan Currency and Trust Interests under this Plan in respect of a particular class of Exchanged Preferred Equity Interests, it will redistribute such Plan Currency and Trust Interests to the holders of the separate class of Preferred Equity Trust Interests that corresponds to such class of Exchanged Preferred Equity Interests, but in no event will any holder of Preferred Equity Trust Interests receive a distribution of Exchanged Enron Preferred Stock.

         26.3 FUNDING EXPENSES OF THE PREFERRED EQUITY TRUST: In accordance with the Preferred Equity Trust Agreement and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall have no obligation to provide any funding with respect to any expenses of the Preferred Equity Trust.

         26.4 TRANSFER OF PREFERRED STOCK:

                  (a) The issuance of the Exchanged Enron Preferred Stock to the Preferred Equity Trust shall be made, as provided herein, for the benefit of the holders of Allowed Enron Preferred Equity Interests in Class 383.

                  (b) For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Preferred Equity Trustee and the beneficiaries of the Preferred Equity Trust) shall treat the issuance of the Exchanged Enron Preferred Stock to the Preferred Equity Trust in accordance with the terms of the Plan, as an issuance to the holders of Allowed Enron Preferred Equity Interests in Class 383, followed by a transfer by such holders to the Preferred Equity Trust and the beneficiaries of the Preferred Equity Trust shall be treated as the grantors and owners thereof.

         26.5 INVESTMENT POWERS: The right and power of the Preferred Equity Trustee to invest assets transferred to the Preferred Equity Trust, the proceeds thereof, or any income earned by the Preferred Equity Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 26.6 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as



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

the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Preferred Equity Trustee may expend the assets of the Preferred Equity Trust (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Preferred Equity Trust during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Preferred Equity Trust or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Preferred Equity Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Preferred Equity Trust Agreement; and, provided, further, that, under no circumstances, shall the Preferred Equity Trust segregate the assets of the Preferred Equity Trust on the basis of classification of the holders of Preferred Equity Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions hereof or with respect to the separate classes of interests in the Preferred Equity Trust referred to in Sections 26.1 and 26.2 of the Plan.

         26.6 ANNUAL DISTRIBUTION; WITHHOLDING: The Preferred Equity Trustee shall distribute at least annually to the holders of each class of Preferred Equity Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents) attributable to such class; provided, however, that the Preferred Equity Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Preferred Equity Trust during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Preferred Equity Trust or in respect of the assets of the Preferred Equity Trust), and (iii) to satisfy other liabilities incurred or assumed by the Preferred Equity Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Preferred Equity Trust Agreement. All such distributions with respect to a given class of Preferred Equity Trust Interests shall be pro rata based on the number of Preferred Equity Trust Interests of such class held by a holder compared with the aggregate number of Preferred Equity Trust Interests of such class outstanding, subject to the terms of the Plan and the respective Preferred Equity Trust Agreement. The Preferred Equity Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Preferred Equity Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement. Notwithstanding the foregoing, any distributions to be made on account of the separate classes of Preferred Equity Trust Interests shall be made in the following order of priority with respect to the separate classes of Exchanged Preferred Equity Interests: (1) Series 1 Exchanged Preferred Stock and Series 2 Exchanged Preferred Stock on a pari passu basis; (2) Series 3 Exchanged Preferred Stock and (3) Series 4 Exchanged Preferred Stock.

         26.7 REPORTING DUTIES:

                  (a) Federal Income Tax: Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Preferred Equity Trustee of a private letter ruling if the Preferred Equity Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Preferred Equity Trustee), the Preferred Equity Trustee shall file returns for the Preferred Equity Trust as a grantor trust (consisting of separate shares for each class of Exchanged Enron Preferred Stock owned by the

Preferred Equity Trust) pursuant to Treasury Regulation Section 1.671-4(a). The Preferred Equity Trustee shall also annually send to each holder of a Preferred Equity Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and shall instruct all such holders to report such items on their federal income tax returns.

                  (b) Allocations of Preferred Equity Trust Taxable Income:
Allocations of Preferred Equity Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Preferred Equity Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Preferred Equity Trust Interests (treating any holder of a Disputed Claim, for this purpose, as a current holder of a Preferred Equity Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Preferred Equity Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Preferred Equity Trust shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining assets of the Preferred Equity Trust. The tax book value of the assets of the Preferred Equity Trust for this purpose shall equal their fair market value on the date the Preferred Equity Trust was created or, if later, the date such assets were acquired by the Preferred Equity Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  (c) Other: The Preferred Equity Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Preferred Equity Trust that are required by any governmental unit.

         26.8 TRUST IMPLEMENTATION: On the Effective Date, the Preferred Equity Trust shall be established and become effective for the benefit of Allowed Enron Preferred Equity Interests in Class 383. The Preferred Equity Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Preferred Equity Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Preferred Equity Trustee and holders of Allowed Enron Preferred Equity Interests in Class 383) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Preferred Equity Trust.

         26.9 REGISTRY OF BENEFICIAL INTERESTS: The Preferred Equity Trustee shall maintain a registry of the holders of Preferred Equity Trust Interests.

         26.10 TERMINATION: The Preferred Equity Trust shall terminate no later than the third (3rd) anniversary of the Confirmation Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Preferred Equity Trust if it is necessary to the liquidation of the assets of Preferred Equity Trust. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration



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

of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years from and after the third (3rd) anniversary of the Confirmation Date.

         26.11 NON-TRANSFERABILITY OR CERTIFICATION: Upon the creation of the Preferred Equity Trust, the Preferred Equity Trust Interests shall be allocated on the books and records of the Preferred Equity Trust to the appropriate holders thereof, but the Preferred Equity Trust Interests shall not be certificated and shall not be transferable by the holder thereof except through the laws of descent or distribution.

                                 ARTICLE XXVII

                             THE COMMON EQUITY TRUST

         27.1 ESTABLISHMENT OF THE TRUSTS: On or after the Confirmation Date, but prior to the Effective Date, the Debtors, on their own behalf and on behalf of holders of Allowed Enron Common Equity Interests in Class 384, shall execute the Common Equity Trust Agreement and shall take all other steps necessary to establish the respective Common Equity Trust. On such date of execution, or as soon as practicable thereafter, including, without limitation, subject to appropriate or required governmental, agency or other consents, and in accordance with and pursuant to the terms of Section 27.4 of the Plan, the Debtors shall issue to the Common Equity Trust the Exchanged Enron Common Stock subject to the Common Equity Trust Agreement.

         27.2 PURPOSE OF THE COMMON EQUITY TRUST: The Common Equity Trust shall be established for the sole purpose of holding the Exchanged Enron Common Stock in accordance with Treasury Regulation Section 301.7701-4(d) and the terms and provisions of the Common Equity Trust Agreement. Without limiting the foregoing, the Common Equity Trust Agreement shall provide that, to the extent that the Common Equity Trust receives distributions of Plan Currency and Trust Interests under this Plan, it will redistribute such Plan Currency and Trust Interests to the holders to the Common Equity Trust Interests, but in no event will any holder of Common Equity Trust Interests receive a distribution of Exchanged Enron Common Stock.

         27.3 FUNDING EXPENSES OF THE COMMON EQUITY TRUST: In accordance with the Common Equity Trust Agreement and any agreements entered into in connection therewith, on the Effective Date, the Debtors shall have no obligation to provide any funding with respect to any expenses of the Common Equity Trust.

         27.4 TRANSFER OF COMMON STOCK:

                  (a) The issuance of the Exchanged Enron Common Stock to the Common Equity Trust shall be made, as provided herein, for the benefit of the holders of Allowed Enron Common Equity Interests in Class 384.

                  (b) For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Common Equity Trustee and the beneficiaries of the Common Equity Trust) shall treat the issuance of the Exchanged Enron Common Stock to the Common Equity Trust in accordance with the terms of the Plan, as an issuance to the holders of Allowed Enron Common Equity Interests in Class 384, followed by a transfer by such holders to the Common


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

Equity Trust and the beneficiaries of the Common Equity Trust shall be treated as the grantors and owners thereof.

         27.5 INVESTMENT POWERS: The right and power of the Common Equity Trustee to invest assets transferred to the Common Equity Trust, the proceeds thereof, or any income earned by the Common Equity Trust, shall be limited to the right and power to invest such assets (pending periodic distributions in accordance with Section 27.6 of the Plan) in Cash Equivalents; provided, however, that (a) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation Section 301.7701-4(d) may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (b) the Common Equity Trustee may expend the assets of the Common Equity Trust (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Common Equity Trust during liquidation, (ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Common Equity Trust or fees and expenses in connection with litigation), and (iii) to satisfy other liabilities incurred or assumed by the Common Equity Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Common Equity Trust Agreement; and, provided, further, that, under no circumstances, shall the Common Equity Trust segregate the assets of the Common Equity Trust on the basis of classification of the holders of Common Equity Trust Interests, other than with respect to distributions to be made on account of Disputed Claims and Disputed Equity Interests in accordance with the provisions hereof.

         27.6 ANNUAL DISTRIBUTION; WITHHOLDING: The Common Equity Trustee shall distribute at least annually to the holders of Common Equity Trust Interests all net cash income plus all net cash proceeds from the liquidation of assets (including as Cash for this purpose, all Cash Equivalents); provided, however, that the Common Equity Trust may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Common Equity Trust during liquidation, (ii) to pay reasonable administrative expenses (including any taxes imposed on the Common Equity Trust or in respect of the assets of the Common Equity Trust), and (iii) to satisfy other liabilities incurred or assumed by the Common Equity Trust (or to which the assets are otherwise subject) in accordance with the Plan or the Common Equity Trust Agreement. All such distributions shall be pro rata based on the number of Common Equity Trust Interests held by a holder compared with the aggregate number of Common Equity Trust Interests outstanding, subject to the terms of the Plan and the respective Common Equity Trust Agreement. The Common Equity Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Common Equity Trustee's reasonable sole discretion, to be required by any law, regulation, rule, ruling, directive or other governmental requirement.

         27.7 REPORTING DUTIES:

                  (a) Federal Income Tax: Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Common Equity Trustee of a private letter ruling if the Common Equity Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Common Equity Trustee),



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

the Common Equity Trustee shall file returns for the Common Equity Trust as a grantor trust pursuant to Treasury Regulation Section 1.671-4(a). The Common Equity Trustee shall also annually send to each holder of a Common Equity Trust Interest a separate statement setting forth the holder's share of items of income, gain, loss, deduction or credit and shall instruct all such holders to report such items on their federal income tax returns.

                  (b) Allocations of Common Equity Trust Taxable Income:
Allocations of Common Equity Trust taxable income shall be determined by reference to the manner in which an amount of cash equal to such taxable income would be distributed (without regard to any restrictions on distributions described herein) if, immediately prior to such deemed distribution, the Common Equity Trust had distributed all of its other assets (valued for this purpose at their tax book value) to the holders of the Common Equity Trust Interests (treating any holder of a Disputed Claim, for this purpose, as a current holder of a Common Equity Trust Interest entitled to distributions), taking into account all prior and concurrent distributions from the Common Equity Trust (including all distributions held in escrow pending the resolution of Disputed Claims). Similarly, taxable loss of the Common Equity Trust shall be allocated by reference to the manner in which an economic loss would be borne immediately after a liquidating distribution of the remaining assets of the Common Equity Trust. The tax book value of the assets of the Common Equity Trust for this purpose shall equal their fair market value on the date the Common Equity Trust was created or, if later, the date such assets were acquired by the Common Equity Trust, adjusted in either case in accordance with tax accounting principles prescribed by the IRC, the regulations and other applicable administrative and judicial authorities and pronouncements.

                  (c) Other: The Common Equity Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Common Equity Trust that are required by any governmental unit.

         27.8 TRUST IMPLEMENTATION: On the Effective Date, the Common Equity Trust shall be established and become effective for the benefit of Allowed Enron Common Equity Interests in Class 384. The Common Equity Trust Agreement shall be filed in the Plan Supplement and shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to ensure the continued treatment of the Common Equity Trust as a grantor trust for federal income tax purposes. All parties (including the Debtors, the Common Equity Trustee and holders of Allowed Enron Common Equity Interests in Class 384) shall execute any documents or other instruments as necessary to cause title to the applicable assets to be transferred to the Common Equity Trust.

         27.9 REGISTRY OF BENEFICIAL INTERESTS: The Common Equity Trustee shall maintain a registry of the holders of Common Equity Trust Interests.

         27.10 TERMINATION: The Common Equity Trust shall terminate no later than the third (3rd) anniversary of the Confirmation Date; provided, however, that, on or prior to the date three (3) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Common Equity Trust if it is necessary to the liquidation of the assets of Common Equity Trust. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained at least three (3) months prior to the expiration



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

of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years from and after the third (3rd) anniversary of the Confirmation Date.

         27.11 NON-TRANSFERABILITY OR CERTIFICATION: Upon the creation of the Common Equity Trust, the Common Equity Trust Interests shall be allocated on the books and records of the Common Equity Trust to the appropriate holders thereof, but the Common Equity Trust Interests shall not be certificated and shall not be transferable by the holder thereof except through the laws of descent or distribution.

                                 ARTICLE XXVIII

                   PROSECUTION, COMPROMISE AND EXTINGUISHMENT
                          OF CLAIMS HELD BY THE DEBTORS

         28.1 PROSECUTION OF CLAIMS: Except with respect to the Litigation Trust Claims, the Special Litigation Trust Claims and the Severance Settlement Fund Litigation, from and after the Effective Date, the Reorganized Debtors, the Creditors' Committee or the Employee Committee, as a representative of the estates of the Debtors, shall litigate any claims or causes of action that constituted Assets of the Debtors or Debtors in Possession, including, without limitation, any avoidance or recovery actions under sections 541, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code and any other causes of action, rights to payments of claims that may be pending on the Effective Date or instituted by the Debtors or Debtors in Possession thereafter, to a Final Order, and the Reorganized Debtors, the Creditors' Committee or the Employee Committee may compromise and settle such claims, upon approval of the Bankruptcy Court. The net proceeds of any such litigation or settlement (after satisfaction of all costs and expenses incurred in connection therewith) shall be remitted to the Disbursing Agent for (i) allocation to the Debtor which owned such Asset and
(ii) distribution in accordance with the Distributive Assets, ACFI Guaranty Distributive Assets, ENA Guaranty Distributive Assets, EPC Guaranty Distributive Assets, Enron Guaranty Distributive Assets, or Wind Distributive Assets, as the case may be, attributable to such Debtor; provided, however, that, to the extent that any avoidance or recovery action under section 544, 547, 548, 550, 551 and 553 is asserted, the net proceeds of any such litigation or settlement (after satisfaction of all costs and expenses incurred in connection therewith) shall be allocated in equal amount among the transferor Debtor and, if applicable, the Debtor on whose behalf an obligation was satisfied.

         28.2 COMPROMISE OF CERTAIN GUARANTY CLAIM LITIGATION: Notwithstanding the provisions of Section 28.1 of the Plan, in the event that (a) a holder of a Claim arising from or relating to a guaranty executed during the period from December 2, 2000 up to and including December 2, 2001 and (b) the Debtors have commenced litigation to avoid the incurrence of such guaranty obligation and disallow such Claim as a constructive fraudulent conveyance or transfer or executed a tolling agreement with respect thereto, the holder of such Claim may elect to compromise and settle such litigation in accordance with the following schedule, subject to allowance of such Claim:

         Percentage Discount to
         Allowed Guaranty Claim                                        Date of Execution
         ----------------------                                        -----------------
                  50.0%                                                12/02/00 - 01/31/01
                  52.5%                                                02/01/01 - 02/28/01
                  55.0%                                                03/01/01 - 03/31/01
                  57.5%                                                04/01/01 - 04/30/01
                  60.0%                                                05/01/01 - 05/31/01
                  62.5%                                                06/01/01 - 06/30/01
                  65.0%                                                07/01/01 - 07/31/01
                  67.5%                                                08/01/01 - 08/31/01
                  70.0%                                                09/01/01 - 09/30/01
                  72.5%                                                10/01/01 - 10/31/01
                  75.0%                                                11/01/01 - 12/01/01

Such election must be made on the Ballot and be received by the Debtors on or prior to the Ballot Date. Any election made after the Ballot Date shall not be binding upon the Debtors unless the Ballot Date is expressly waived, in writing, by the Debtors; provided, however, that, under no circumstances, may such waiver by the Debtors occur on or after the Effective Date.

         28.3 EXTINGUISHMENT OF CERTAIN CLAIMS: (a) Intercompany Claims: Except with regard to the allowance of Intercompany Claims in accordance with Sections
2.1 and 15.1 of the Plan, on the Effective Date, each Debtor and Debtor in Possession, other than the Portland Debtors, shall waive and forever release any right, claim or cause of action which could have been asserted by such Debtor or Debtor in Possession against any other Debtor or Debtor in Possession, other than the Portland Debtors, including pursuant to principles of substantive consolidation, piercing the corporate veil, alter ego, domination, constructive trust and similar principles of state or federal creditors' rights laws, and such rights, claims and causes of action shall be extinguished even if otherwise assertable by parties other than the Debtor or Debtor in Possession had the Chapter 11 Cases not been commenced.

                  (b) Guaranty Claims: Except to the extent otherwise tolled, each Debtor and Debtor in Possession, other than the Portland Debtors, shall (i) waive and release any right, claim or cause of action on the basis of a constructive fraudulent transfer relating to the Guaranty Claims with respect to the Citibank/Delta Prepays, the Mahonia Prepaid Forward Contracts, the London Prepay and the Yosemite and Credit Linked Notes financing transactions, each as described in the Disclosure Statement, and (ii) not commence any action against any Enron Guaranty Claim on the basis of a constructive fraudulent transfer to the extent not commenced as of December 2, 2003.

                                  ARTICLE XXIX

              ACCEPTANCE OR REJECTION OF PLAN; EFFECT OF REJECTION
               BY ONE OR MORE CLASSES OF CLAIMS OR EQUITY INTEREST

         29.1 IMPAIRED CLASSES TO VOTE: Each holder of a Claim or Equity Interest in an impaired Class, not otherwise deemed to have rejected the Plan in accordance with Section 29.2 of the Plan, shall be entitled to vote separately to accept or reject the Plan.

         29.2 ACCEPTANCE BY CLASS OF CREDITORS AND HOLDERS OF EQUITY INTERESTS:
An impaired Class of holders of Claims shall have accepted the Plan if the Plan is accepted by at least two-thirds (2/3) in dollar amount and more than one-half (1/2) in number of the Allowed Claims of such Class that have voted to accept or reject the Plan. An impaired Class of holders of Equity Interests shall have accepted the Plan if the Plan is accepted by at least two-thirds (2/3) in amount of the Allowed Equity Interests of such Class that have voted to accept or reject the Plan.

         29.3 CRAMDOWN: In the event that any impaired Class of Claims or Equity Interests shall fail to accept the Plan in accordance with section 1129(a) of the Bankruptcy Code, the Debtors reserve the right to request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code or amend the Plan.

                                  ARTICLE XXX

                  IDENTIFICATION OF CLAIMS AND EQUITY INTERESTS
                      IMPAIRED AND NOT IMPAIRED BY THE PLAN

         30.1 IMPAIRED AND UNIMPAIRED CLASSES: Claims in Classes 1 and 2 of the Plan are not impaired under the Plan. Claims and Equity Interests in Classes 3 through 385 are impaired under the Plan.

         30.2 IMPAIRED CLASSES TO VOTE ON PLAN: The Claims included in Classes 3 through 385 of the Plan are impaired and are therefore entitled to vote to accept or reject the Plan. Notwithstanding the foregoing, (a) the Claims included in Class 190 are deemed to have accepted the Plan and (b) the Claims and Equity Interests included in Classes 183 and 376 through 385 of the Plan are deemed to have rejected the Plan in accordance with the provisions of section 1126 (g) of the Bankruptcy Code.

         30.3 CONTROVERSY CONCERNING IMPAIRMENT: In the event of a controversy as to whether any Class of Claims or Equity Interests is impaired under the Plan, the Bankruptcy Court shall, after notice and a hearing, determine such controversy.

                                  ARTICLE XXXI

                        PROVISIONS FOR THE ESTABLISHMENT
                    AND MAINTENANCE OF DISBURSEMENT ACCOUNTS

         31.1 ESTABLISHMENT OF DISBURSEMENT ACCOUNT: On or prior to the Effective Date, the Debtors shall establish one or more segregated bank accounts in the name of the Reorganized Debtors as Disbursing Agent under the Plan, which accounts shall be trust accounts for the benefit of Creditors and holders of Administrative Expense Claims pursuant to the Plan and utilized solely for the investment and distribution of Cash consistent with the terms and conditions of the Plan. On or prior to the Effective Date, and periodically thereafter, the Debtors shall deposit into such Disbursement Account(s) all Cash and Cash Equivalents of the Debtors, less amounts reasonably determined by the Debtors or the Reorganized Debtors, as the case may be, as necessary to fund the ongoing implementation of the Plan and operations of the Reorganized Debtors.

         31.2 MAINTENANCE OF DISBURSEMENT ACCOUNT(S): Disbursement Account(s) shall be maintained at one or more domestic banks or financial institutions of the Reorganized Debtors' choice having a shareholder's equity or equivalent capital of not less than One Hundred Million ($100,000,000.00). The Reorganized Debtors shall invest Cash in Disbursement Account(s) in Cash Equivalents; provided, however, that sufficient liquidity shall be maintained in such account or accounts to (a) make promptly when due all payments upon Disputed Claims if, as and when they become Allowed Claims and (b) make promptly when due the other payments provided for in the Plan.

                                 ARTICLE XXXII

                       PROVISIONS REGARDING DISTRIBUTIONS

         32.1 TIME AND MANNER OF DISTRIBUTIONS: Distributions under the Plan shall be made to each holder of an Allowed Unsecured Claim as follows:

                  (a) Initial Distributions of Cash: On or as soon as practicable after the Effective Date, the Disbursing Agent shall distribute, or cause to be distributed, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim, an Allowed Intercompany Claim and an Allowed Convenience Claim, such Creditor's share, if any, of Creditor Cash as determined pursuant to Articles VII, X, XI, XII, XIII, XIV, XV and XVI hereof.

                  (b) Subsequent Distributions of Cash: On the first (1st) Business Day that is after the close of one (1) full calendar quarter following the date of the initial Effective Date distributions, and, thereafter, on each first (1st) Business Day following the close of two (2) full calendar quarters, the Disbursing Agent shall distribute, or cause to be distributed, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim, an Allowed Intercompany Claim, and an Allowed Convenience Claim, an amount equal to such Creditor's share, if any, of Creditor Cash as determined pursuant to Articles VII, X, XI, XII, XIII, XIV, XV and XVI hereof, until such time as there are no longer any potential Creditor Cash.

                  (c) Distributions of Plan Securities: Notwithstanding anything contained herein to the contrary, commencing on or as soon as practicable after the Effective Date, subject to the availability of any historical financial information required to comply with applicable securities laws, the Disbursing Agent shall commence distributions, or cause to be distributed, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim and an Allowed Intercompany Claim, an amount equal to such Creditor's share, if any, of Plan Securities, as determined pursuant to Articles VII, X, XI, XII, XIII, XIV, XV and XVI hereof, and semi-annually thereafter until such time as there is no longer any potential Plan Securities to distribute, as follows:

                           (i) Prisma: Distribution of Prisma Common Stock to holders of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims shall commence upon (a) allowance of General Unsecured Claims in an amount which would result in the distribution of thirty percent (30%) of the issued and outstanding shares of Prisma Common Stock and (b) obtaining the requisite consents for the transfer of the Prisma Assets to Prisma and the issuance of the Prisma Common Stock;

                           (ii) CrossCountry: Distributions of CrossCountry Common Equity to holders of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims shall commence upon (a) allowance of General Unsecured Claims in an amount which would result in the distribution of thirty percent (30%) of the issued and outstanding shares of CrossCountry Common Equity and (b) obtaining the requisite consents for the issuance of the CrossCountry Common Equity; and

                           (iii) PGE: Distributions of PGE Common Stock to holders of Allowed General Unsecured Claims, Allowed Guaranty Claims and Allowed Intercompany Claims shall commence upon (a) allowance of General Unsecured Claims in an amount which would result in the distribution of thirty percent (30%) of the issued and outstanding shares of PGE Common Stock and (b) obtaining the requisite consents for the issuance of the PGE Common Stock;

provided, however, that, in the event that a Sale Transaction has occurred, or an agreement for a Sale Transaction has been entered into and has not been terminated, prior to the satisfaction of the conditions for the distribution of such Plan Securities pursuant to this Section 32.1(c), the proceeds thereof shall be distributed in accordance with the provisions of Section 32.1(a) of the Plan in lieu of the Plan Securities that are the subject of such Sale Transaction or agreement, or in the case of a Sale Transaction involving a sale of all or substantially all of the assets of an issuer of Plan Securities, the Plan Securities of such issuer (unless the agreement for such Sale Transaction terminates subsequent to the satisfaction of such applicable conditions in this




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Section 32.1(c), in which case, such Plan Securities shall be distributed pursuant to this Section 32.1(c)), with the balance of such Plan Securities distributed in accordance with the provisions of this Section 32.1(c); and, provided, further, that, if in the joint determination of the Debtors and the Creditors' Committee, the Prisma Trust Interests, CrossCountry Trust Interests and/or PGE Trust Interests are created, on the Effective Date, such interests shall be allocated to the appropriate holders thereof in accordance with Article XXIV of the Plan in lieu of the distributions of Prisma Common Stock, CrossCountry Common Equity and/or PGE Common Stock, respectively; and, provided, further, that during the period of retention of any such Plan Securities, the Disbursing Agent shall distribute, or cause to be distributed, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim and an Allowed Intercompany Claim, an amount equal to such Creditor's share, if any, of dividends declared and distributed with respect to any of the Plan Securities; and, provided, further, until such time as all Disputed Claims have been allowed by Final Order, in whole or in part, the Disbursing Agent shall hold in reserve at least one percent (1%) of the Plan Securities to be distributed in accordance with Section 21.3 of the Plan and this Section 32.1.

                  (d) Distribution of Trust Interests: In the event that the Litigation Trust or the Special Litigation Trust is created, on or as soon as practicable thereafter, the Disbursing Agent shall commence distributions, or cause to be distributed, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim, and an Allowed Intercompany Claim, such Creditor's share, if any, of Trust Interests as determined pursuant to Articles VII, X, XI, XII, XIII, XIV, XV and XVI hereof, and semi-annually thereafter until such time as there is no longer any Trust Interests to distribute.

                  (e) Allocation of Remaining Asset Trust Interests: In the event the Remaining Asset Trusts are created, on or as soon as practicable thereafter, the Disbursing Agent shall allocate, or cause to be allocated, to the Reorganized Debtor Plan Administrator on behalf of holders of Disputed Claims, and to each holder of an Allowed General Unsecured Claim, an Allowed Guaranty Claim, and an Allowed Intercompany Claim, such Creditor's share, if any, of Remaining Asset Trust Interests as determined pursuant to Articles VII, X, XI, XII, XIII, XIV, XV and XVI hereof.

                  (f) Recalculation of Distributive Assets, Guaranty Distributive Assets and Intercompany Distributive Assets: Notwithstanding anything contained herein to the contrary, in connection with each of the distributions of Plan Currency to be made in accordance with this Section 32.1, the Disbursing Agent shall calculate, or cause to be calculated, Distributive Assets, Enron Guaranty Distributive Assets, Wind Guaranty Distributive Assets, ACFI Guaranty Distributive Assets, ENA Guaranty Distributive Assets, EPC Guaranty Distributive Assets and Intercompany Distributive Assets as of the date thereof, taking into account, among other things, (i) sales of Remaining Assets, prior to the creation of the Remaining Asset Trust(s), (ii) proceeds, if any, of Sale Transactions and (iii) the allowance or disallowance of Disputed Claims, as the case may be.

                  (g) Prior and Subsequent Bankruptcy Court Orders Regarding Non-Conforming Distributions: For purposes of calculating distributions to be made in accordance



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with Section 32.1 of the Plan, including, without limitation, the payment of
Allowed Claims in full, the Debtors, the Reorganized Debtors, the Disbursing Agent and the Reorganized Debtor Plan Administrator shall take into account those payments made or to be made to holders of Allowed Enron Senior Note Claims and Allowed Enron Subordinated Debenture Claims pursuant to the provisions of prior or subsequent orders of the Bankruptcy Court.

         32.2 TIMELINESS OF PAYMENTS: Any payments or distributions to be made pursuant to the Plan shall be deemed to be timely made if made within twenty
(20) days after the dates specified in the Plan. Whenever any distribution to be made under this Plan shall be due on a day other than a Business Day, such distribution shall instead be made, without interest, on the immediately succeeding Business Day, but shall be deemed to have been made on the date due.

         32.3 DISTRIBUTIONS BY THE DISBURSING AGENT: All distributions under the Plan shall be made by the Disbursing Agent at the direction of the Reorganized Debtor Plan Administrator. The Disbursing Agent shall be deemed to hold all property to be distributed hereunder in trust for the Persons entitled to receive the same. The Disbursing Agent shall not hold an economic or beneficial interest in such property.

         32.4 MANNER OF PAYMENT UNDER THE PLAN: Unless the Entity receiving a payment agrees otherwise, any payment in Cash to be made by the Reorganized Debtors shall be made, at the election of the Reorganized Debtors, by check drawn on a domestic bank or by wire transfer from a domestic bank; provided, however, that no Cash payments shall be made to a holder of an Allowed Claim or an Allowed Equity Interest until such time as the amount payable thereto is equal to or greater than Ten Dollars ($10.00).

         32.5 DELIVERY OF DISTRIBUTIONS: Subject to the provisions of Rule 9010 of the Bankruptcy Rules and the TOPRS Stipulation, and except as provided in
Section 32.4 of the Plan, distributions and deliveries to holders of Allowed Claims shall be made at the address of each such holder as set forth on the Schedules filed with the Bankruptcy Court unless superseded by the address set forth on proofs of claim filed by such holders, or at the last known address of such a holder if no proof of claim is filed or if the Debtors has been notified in writing of a change of address. Subject to the provisions of Section 9.1 of the Plan and the TOPRS Stipulation, distributions for the benefit of holders of Enron Senior Notes shall be made to the appropriate Enron Senior Notes Indenture Trustee. Each such Enron Senior Note Indenture Trustee shall in turn administer the distribution to the holders of Allowed Enron Senior Note Claims in accordance with the Plan and the applicable Enron Senior Notes Indenture. The Enron Senior Notes Indenture Trustee shall not be required to give any bond or surety or other security for the performance of their duties unless otherwise ordered by the Bankruptcy Court.

         32.6 FRACTIONAL SECURITIES: No fractional shares of Plan Securities shall be issued. Fractional shares of Plan Securities shall be rounded to the next greater or next lower number of shares in accordance with the following method: (a) fractions of one-half (1/2) or greater shall be rounded to the next higher whole number, and (b) fractions of less than one-half (1/2) shall be rounded to the next lower whole number. The total number of shares or interests of Plan Securities to be distributed to a Class hereunder shall be adjusted as necessary to account for the rounding provided for in this Section 32.6. In the event that, as a result of such rounding, a holder of a Claim would receive no distribution pursuant to this Plan, such holder shall receive




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Cash in lieu of the fractional shares of Plan Securities to purchase fractional shares such holder was entitled to receive.

         32.7 UNDELIVERABLE DISTRIBUTIONS:

                  (a) Holding of Undeliverable Distributions: If any distribution to any holder is returned to the Reorganized Debtors as undeliverable, no further distributions shall be made to such holder unless and until the Reorganized Debtors is notified, in writing, of such holder's then-current address. Undeliverable distributions shall remain in the possession of the Reorganized Debtors until such time as a distribution becomes deliverable. All Entities ultimately receiving undeliverable Cash shall not be entitled to any interest or other accruals of any kind. Nothing contained in the Plan shall require the Reorganized Debtors to attempt to locate any holder of an Allowed Claim or an Allowed Equity Interest.

                  (b) Failure to Claim Undeliverable Distributions: On or about the second (2nd) anniversary of the Effective Date, the Reorganized Debtors shall file a list with the Bankruptcy Court setting forth the names of those Entities for which distributions have been made hereunder and have been returned as undeliverable as of the date thereof. Any holder of an Allowed Claim or an Allowed Equity Interest that does not assert its rights pursuant to the Plan to receive a distribution within three (3) years from and after the Effective Date shall have its entitlement to such undeliverable distribution discharged and shall be forever barred from asserting any entitlement pursuant to the Plan against the Reorganized Debtors or its property. In such case, any consideration held for distribution on account of such Claim or Equity Interest shall revert to the Reorganized Debtors for redistribution to holders of Allowed Claims and Allowed Equity Interests in accordance with the provisions of Section 32.1 hereof.

         32.8 COMPLIANCE WITH TAX REQUIREMENTS: The Reorganized Debtors shall comply with all applicable tax withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the Plan shall be subject to such withholding and reporting requirements.

         32.9 TIME BAR TO CASH PAYMENTS: Checks issued by the Reorganized Debtors on account of Allowed Claims shall be null and void if not negotiated within ninety (90) days from and after the date of issuance thereof. Requests for reissuance of any check shall be made directly to the Reorganized Debtors by the holder of the Allowed Claim with respect to which such check originally was issued. Any claim in respect of such a voided check shall be made on or before the later of (a) the second (2nd) anniversary of the Effective Date or (b) ninety (90) days after the date of issuance of such check, if such check represents a final distribution hereunder on account of such Claim. After such date, all Claims in respect of voided checks shall be discharged and forever barred and the Reorganized Debtors shall retain all monies related thereto for the sole purpose of adding such monies to Creditor Cash for purposes of redistribution to Creditors in accordance with the terms and provisions hereof.

         32.10 DISTRIBUTIONS AFTER EFFECTIVE DATE: Distributions made after the Effective Date to holders of Claims that are not Allowed Claims as of the Effective Date, but which later become Allowed Claims, shall be deemed to have been made on the Effective Date.



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         32.11 SETOFFS: The Reorganized Debtors may, pursuant to applicable non-bankruptcy law, set off against any Allowed Claim and the distributions to be made pursuant to the Plan on account thereof (before any distribution is made on account of such Claim), the claims, rights and causes of action of any nature the Debtors or the Reorganized Debtors may hold against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors, Debtors in Possession or the Reorganized Debtors of any such claims, rights and causes of action that the Debtors, Debtors in Possession or the Reorganized Debtors may possess against such holder; and, provided, further, that nothing contained herein is intended to limit the ability of any Creditor to effectuate rights of setoff subject to the provisions of section 553 of the Bankruptcy Code.

         32.12 ALLOCATION OF PLAN DISTRIBUTIONS BETWEEN PRINCIPAL AND INTEREST:
To the extent that any Allowed Claim entitled to a distribution under the Plan is comprised of indebtedness and accrued but unpaid interest thereon, such distribution shall be allocated first to the principal amount of the Claim (as determined for federal income tax purposes) and then, to the extent the consideration exceeds the principal amount of the Claim, to accrued but unpaid interest.

         32.13 SURRENDER OF INSTRUMENTS: Except to the extent evidenced by electronic entry, as a condition of receiving any distribution under the Plan, each holder of a certificated instrument or note must surrender such instrument or note to the appropriate Indenture Trustee or Disbursing Agent or its designee, unless such certificated instrument or note is being reinstated or left unimpaired under the Plan. Any holder of such instrument or note that fails to (i) surrender such instrument or note, or (ii) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the appropriate Indenture Trustee or Disbursing Agent before the first (1st) anniversary of the Effective Date shall be deemed to have forfeited all rights and claims and may not participate in any distribution under the Plan. Any distribution so forfeited shall become the property of the Reorganized Debtors.

         32.14 CANCELLATION OF EXISTING SECURITIES AND AGREEMENTS: On the latest to occur of (a) the Effective Date, (b) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (c) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with Article XXXII of the Plan, any document, agreement, or instrument evidencing any Claim shall be deemed cancelled without further act or action under any applicable agreement, law, regulation, order or rule and the obligations of the Debtors under such documents, agreements or instruments evidencing such Claims shall be discharged; provided, however, that the Enron Subordinated Indenture, the Enron Senior Notes Indentures, the Enron TOPRS Indentures, the ETS Indentures and the ENA Indentures shall continue in effect for the purposes of (i) allowing the Enron Subordinated Indenture Trustee, the Enron Senior Notes Indenture Trustees, the Enron TOPRS Indenture Trustee, the ETS Indenture Trustee and the ENA Indenture Trustee to make any distributions pursuant to the Plan and the TOPRS Stipulation, as the case may be, and to perform such other necessary functions with respect thereto, and (ii) permitting the Enron Senior Notes Indenture Trustees, the Enron Subordinated Indenture Trustee, the Enron TOPRS Indenture Trustee, the ETS Indenture Trustee and the ENA Indenture Trustee to maintain and assert any rights or liens for reasonable fees, costs, and expenses under the Indentures; and, provided, further, that, except as otherwise provided herein,


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nothing in this Plan shall impair, affect or adversely affect the related transactions and the rights of the parties thereto; and, provided, further, that distributions to holders of the TOPRS shall be made by National City Bank as distribution agent pursuant to a distribution agency agreement to be entered into between the Debtors and National City Bank.

         32.15 CERTAIN INDENTURE TRUSTEE FEES AND EXPENSES: Except as otherwise provided in decretal paragraph 12 of the TOPRS Stipulation, in the event that the Debtors and the Creditors' Committee agree, in their joint and absolute discretion, as to the Indenture Trustee Claims incurred during the period up to and including the Effective Date, such Indenture Trustee Claims shall be paid in Cash by the Reorganized Debtors on the Effective Date, or as soon as practicable thereafter, without the need for the Indenture Trustees to file an application for allowance thereof with the Bankruptcy Court. In the event that either the Debtors or the Creditors' Committee disagree with an Indenture Trustee as to the reasonableness of all or a portion of the fees and expenses requested in an Indenture Trustee Claim, such Indenture Trustee may, at its sole discretion, request that the Bankruptcy Court (i) determine the reasonableness and allowance of such contested amounts and (ii) direct the Reorganized Debtors to pay such additional amounts determined to be reasonable, if any, and the Debtors, Creditors' Committee and any other creditor or party in interest may object thereto. To the extent that the Reorganized Debtors fail to pay any Indenture Trustee Claim in full, whether as a result of the Creditors' Committee's or the Debtors' objection as to reasonableness, Bankruptcy Court's determination as to reasonableness or an Indenture Trustee's determination not to request payment therefor, such Indenture Trustee shall have the right to assert its lien and priority rights pursuant to the applicable Indenture for payment of any unpaid amount upon any payment or other distribution to be made in accordance with the provisions contained herein. Notwithstanding the foregoing, the Reorganized Debtors shall be responsible and, upon presentation of supporting documentation in form and substance satisfactory to the Reorganized Debtors, satisfy the reasonable direct out-of-pocket costs and expenses incurred by the Indenture Trustees in connection with making distributions pursuant to the Plan; provided, however, that, under no circumstances, shall the Reorganized Debtors be responsible for any indemnification obligations, costs and expenses of any of the Indenture Trustees associated with the negligence or willful misconduct of an Indenture Trustee in making any such distributions.

         32.16 CANCELLATION OF PGE, CROSSCOUNTRY DISTRIBUTING COMPANY AND PRISMA
SECURITIES: Upon the issuance of each of the PGE Common Stock, CrossCountry Common Equity and Prisma Common Stock to holders of Allowed Claims or the Operating Trusts, the Existing PGE Common Stock, stock or other equity interests of CrossCountry Distributing Company held by ENE and/or any of its subsidiaries, and stock of Prisma held by ENE and/or any of its subsidiaries, respectively, shall be cancelled; provided, however, that, notwithstanding the foregoing, in the event that (a) the Debtors and the Creditors' Committee, in their joint and absolute discretion, determine to have issued preferred stock of PGE, CrossCountry Distributing Company or one of the alternative structures contemplated pursuant to Section 37.3 of the Plan, and (b) such preferred stock is issued subsequent to the Confirmation Date and prior to the issuance of the PGE Common Stock, or the CrossCountry Common Equity, as the case may be, to holders of Allowed Claims or the Operating Trusts, such preferred stock shall not be cancelled.

         32.17 RECORD DATE: On the Record Date, registers of the respective Indenture Trustees shall be closed and the Indenture Trustees shall have no obligation to recognize any transfers of Claims arising under or related to the Enron Subordinated Indenture, the Enron Senior Notes Indentures, the ETS Indentures, the Enron TOPRS Indentures or the ENA Indentures occurring from and after the Record Date.

         32.18 APPLICABILITY TO CERTAIN CLAIMS AND EQUITY INTERESTS:
Notwithstanding anything contained in this Article XXXII to the contrary, in the event that (a) distributions of Cash, Plan Securities or Trust Interests or (b) allocations of Remaining Asset Trust Interests are made to holders of Allowed Claims or Allowed Equity Interests in accordance with the provisions of Section 17.2, 18.2 or 19.2 of the Plan, all provisions contained in this Article XXXII shall be for the benefit of and be applicable to such holders of Allowed Claims or Allowed Equity Interests, as the case may be, as though set forth in this
Article XXXII in the first instance.

                                 ARTICLE XXXIII

              COMMITTEES, EXAMINERS, MEDIATOR AND EMPLOYEE COUNSEL

         33.1 CREDITORS' COMMITTEE - TERM AND FEES: Except as provided below, from and after the Effective Date, the Creditors' Committee shall be authorized only to perform the following functions:

                  (a) to prosecute, or to continue to prosecute, as the case may be, claims on behalf of the Debtors' estates against individual insiders of the Debtors; provided, however, that, if any such claims constitute Special Litigation Trust Claims, such claims and causes of action shall be assigned to the Special Litigation Trust and prosecuted by the Special Litigation Trustee for and on behalf of the Special Litigation Trust and the beneficiaries thereof;

                  (b) to complete litigation, other than such litigation referenced in Section 33.1(a) hereof, if any, to which the Creditors' Committee is a party as of the Effective Date; provided, however, that, if the claims and causes of action underlying such litigation are assigned to another representative of the Debtors' estates, such assignee shall continue such prosecution; and

                  (c) to participate, with the Creditors' Committee's professionals and the Reorganized Debtors and their professionals, on the joint task force created with respect to the prosecution of the Litigation Trust Claims pursuant to the terms and conditions and to the extent agreed upon between the Creditors' Committee and the Debtors as of the date of the Disclosure Statement Order.

The Creditors' Committee shall be dissolved and the members thereof and the professionals retained by the Creditors' Committee in accordance with section 1103 of the Bankruptcy Code shall be released and discharged from their respective fiduciary obligations upon (1) the later to occur of (y) resolution of all litigation to which the Creditors' Committee is a party and (z) resolution or determination by Final Order of the Litigation Trust Claims or (2) the entry of a Final Order dissolving the Creditors' Committee; provided, however, that, in the event the

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Bankruptcy Court continues the duties of the ENA Examiner beyond the Effective
Date in accordance with provisions of Section 33.4 hereof, the Creditors' Committee shall continue to exist to exercise all of its statutory rights, powers and authority until the date the ENA Examiner's duties are fully terminated pursuant to a Final Order; and, provided, further, that, in no event shall any position taken by the Debtors or the Creditors' Committee (or any other party in interest) in opposition to any such pleading relating to the ENA Examiner's post-Effective Date duties result in a limitation of scope for the Creditors' Committee as provided in section 1103 of the Bankruptcy Code.

From and after the Effective Date, the Reorganized Debtors shall pay the reasonable fees and expenses of professionals the Creditors' Committee retains or continues the retention of to satisfy the obligations and duties set forth in this Section 33.1 and shall reimburse the members of the Creditors' Committee for reasonable disbursements incurred.

         33.2 EMPLOYEE COMMITTEE - TERM AND FEES: From and after the Confirmation Date, the Employee Committee shall be authorized only to perform the following functions:

                  (a) to prosecute, or continue to prosecute, as the case may be, Deferred Compensation Litigation and Severance Settlement Fund Litigation; and

                  (b) to complete litigation, other than such litigation referenced in Section 33.2(a) hereof, if any, to which the Employee Committee is a party as of the Confirmation Date.

From and after the Confirmation Date, the Debtors or the Reorganized Debtors, as the case may be, shall pay the reasonable fees and expenses of professionals the Employee Committee retains or continues the retention of to satisfy the obligations and duties associated with the Deferred Compensation Litigation; provided, however, that, in connection with the Severance Settlement Fund Litigation, counsel to the Employee Committee shall continue to serve as counsel to the Severance Settlement Fund Trustee and be compensated and reimbursed solely in accordance with the provisions of the Severance Settlement Fund Trust Agreement and the Severance Settlement Fund Order. The Employee Committee shall be dissolved and the members thereof and the professionals retained by the Employee Committee in accordance with section 327, 328 or 1102 of the Bankruptcy Code shall be released and discharged from their respective fiduciary obligations upon the earlier to occur of (y) resolution of all litigation to which the Employee Committee is a party and (z) the entry of a Final Order dissolving the Employee Committee.

         33.3 ENE EXAMINER - TERM AND FEES: To the extent not discharged and released on or prior to the Confirmation Date, on the tenth (10th) day following the Confirmation Date, the ENE Examiner and the professionals retained by the ENE Examiner shall be released and discharged from their respective obligations outstanding pursuant to the Investigative Orders of the Bankruptcy Court. On or prior to the thirtieth (30th) day following the Confirmation Date, and except as
(y) otherwise available on a centralized, coded filing system available to the Debtors and the Creditors' Committee or (z) as prohibited by any existing confidentiality order entered by the Bankruptcy Court or other confidentiality agreement executed by the ENE Examiner, the ENE Examiner shall deliver to the Reorganized Debtors and the Creditors' Committee (i) one copy of each report filed by such Person in the Chapter 11 Cases, (ii) all material cited in the footnotes of any such report, (iii) any other materials, including, without limitation, transcripts, interview memoranda, witness folders and transactional documents and summaries thereof, produced, developed or compiled by the ENE Examiner in connection with the Investigative Orders and (iv) a schedule of all materials which such Entity is, or claims to be, precluded from delivering to the Debtors or the Creditors' Committee, in each case in connection with the Investigative Orders.

         33.4 ENA EXAMINER - TERM AND FEES: (a) Pre-Effective Date Role: Except as provided below, (a) on the tenth (10th) day following the Confirmation Date, the ENA Examiner and the professionals retained by the ENA Examiner shall be released and discharged from their respective obligations outstanding pursuant to the Investigative Orders of the Bankruptcy Court and (b) on or prior to the thirtieth (30th) day following the Confirmation Date, and except as (1) otherwise available on a centralized, coded filing system available to the Debtors and the Creditors' Committee or (2) as prohibited by any existing confidentiality order entered by the Bankruptcy Court or other confidentiality agreement executed by the ENA Examiner, the ENA Examiner shall deliver to the Reorganized Debtors and the Creditors' Committee (i) one copy of each report filed by such Person in the Chapter 11 Cases, (ii) all material cited in the footnotes of any such report, (iii) any other materials, including, without limitation, transcripts, interview memoranda, witness folders and transactional documents and summaries thereof, produced, developed or compiled by the ENA Examiner in connection with the Investigative Orders and (iv) a schedule of all materials which such Entity is, or claims to be, precluded from delivering to the Debtors or the Creditors' Committee, in each case in connection with the Investigative Orders. Notwithstanding the foregoing, during the period from the Confirmation Date up to and including the Effective Date, the ENA Examiner shall continue all of its other duties and obligations, other than those defined by the Investigative Orders, (1) pursuant to orders of the Bankruptcy Court entered as of the date of the Disclosure Statement Order and (2) in connection with the allocation of expenses in accordance with Section 2.3 of the Plan, and such functions shall be subject to the Debtors' right, in their sole and absolute discretion, to streamline existing internal processes, including cash management and the Debtors' Bankruptcy Transaction Review Committee processes; provided, however, that the information typically given to the ENA Examiner by the Debtors will continue to be given to him, notwithstanding any streamlined procedures implemented; and, provided, further, that, unless otherwise directed by the Bankruptcy Court, the ENA Examiner shall be relieved of all routine reporting duties, including, without limitation, the submission of weekly and monthly reports to the Bankruptcy Court.

                  (b) Post-Effective Date Role: On or before the twentieth
(20th) day following the Confirmation Date, the ENA Examiner or any Creditor of ENA or its direct or indirect Debtor subsidiaries may file a motion requesting that the Bankruptcy Court define the role and duties of the ENA Examiner, if any, for the period from and after the Effective Date and any party in interest, including, without limitation, the Debtors or the Creditors' Committee may interpose an objection or a response with respect thereto; provided, however, that, if no such motion is filed by the ENA Examiner or any Creditor of ENA or its direct or indirect Debtor subsidiaries on or prior to such deadline, the ENA Examiner's role shall conclude on the Effective Date and the ENA Examiner and the professionals retained by the ENA Examiner shall be released and discharged from any remaining obligations outstanding pursuant to orders of the Bankruptcy Court; and, provided, further, that, in no event shall the ENA Examiner's scope be expanded beyond the scope approved by orders entered by the Court as of the date of the Disclosure Statement Order or in connection with the allocation of expenses in accordance with

Section 2.3 of the Plan; and, provided, further, that, in all circumstances whether or not a motion is filed requesting the continuation of the ENA Examiner, the ENA Examiner shall consult with the Debtors with respect to or, in the case of the DCR Overseers, consent to one (1) out of five (5) members of the DCR Overseers and the boards of Reorganized ENE, the Litigation Trust Board and the Remaining Asset Trust Board(s), if any, to be appointed.

From and after the Effective Date, and subject to the provisions of Section 33.4(b) hereof, the Reorganized Debtors shall pay the reasonable fees and expenses of the ENA Examiner and the professionals the ENA Examiner retains or continues the retention of to satisfy the obligations and duties set forth in this Section 33.4.

         33.5 FEE COMMITTEE - TERM AND FEES: From and after the Confirmation Date, the members of the Fee Committee and the Fee Committee's employees and representatives shall continue to serve and be authorized to perform the following functions:

                  (a) to review, analyze and prepare advisory reports with respect to applications for the payment of fees and the reimbursement of expenses of professionals retained in the Chapter 11 Cases pursuant to an order of the Bankruptcy Court during the period up to and including the Confirmation Date, including, without limitation, final fee applications in accordance with sections 328, 330, 331 and 503 of the Bankruptcy Code; and

                  (b) if necessary, appear before the Bankruptcy Court with respect to any such application.

From and after the Confirmation Date, the Reorganized Debtors shall pay the reasonable fees and expenses of the members of the Fee Committee and the Fee Committee's employees and representatives to satisfy the obligations and duties set forth in this Section 33.5. Notwithstanding the foregoing, the Fee Committee shall be dissolved and the members thereof and the employees and professionals retained by the Fee Committee shall be released and discharged from their respective obligations upon the earlier to occur of (i) the one (1) year anniversary of the Confirmation Date and (ii) satisfaction of the obligations and duties set forth in this Section 33.5.

         33.6 MEDIATOR - TERM AND FEES: From and after the Confirmation Date and until such time as the Mediator terminates all efforts with respect thereto, the Reorganized Debtors shall continue to participate in the mediation required by the Mediation Orders. In accordance with the Mediation Orders, the Reorganized Debtors shall be responsible for their one-third (1/3) share of the Mediator's expenses and such expenses shall be treated as Administrative Expense Claims in accordance with the provisions of the Plan and the Confirmation Order.

         33.7 EMPLOYEE COUNSEL: From and after the Confirmation Date and until such time as the board of directors of ENE or Reorganized ENE, as the case may be, determines otherwise, all counsel retained and authorized to provide services to then-current employees of the Debtors pursuant to the Employee Counsel Orders shall continue to provide services to such employees in accordance with the provisions contained therein; provided, however, that, nothing contained in this Section 33.7 shall inhibit, prejudice or otherwise affect the rights of the Creditors'



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Committee with respect to its appeals of the Employee Counsel Orders in connection with fees and expenses incurred prior to the Confirmation Date.

                                 ARTICLE XXXIV

                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES

         34.1 REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES: Any executory contracts or unexpired leases not set forth on the Assumption Schedule that have not expired by their own terms on or prior to the Confirmation Date, which have not been assumed and assigned or rejected with the approval of the Bankruptcy Court, or which are not the subject of a motion to assume the same pending as of the Confirmation Date shall be deemed rejected by the Debtors in Possession on the Confirmation Date and the entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of such rejections pursuant to sections 365(a) and 1123 of the Bankruptcy Code.

         34.2 CURE OF DEFAULTS FOR ASSUMED EXECUTORY CONTRACTS AND UNEXPIRED
LEASES: Not later than five (5) days prior to the Ballot Date, as the same may be extended, the Debtors in Possession shall file the Assumption Schedule with the Bankruptcy Court setting forth the list of executory contracts and unexpired leases to be assumed by the Debtors pursuant to the Plan as of the Effective Date, and such executory contracts and unexpired leases shall be deemed assumed as of the Effective Date. The listing of a document on the Assumption Schedule shall not constitute an admission by the Debtors that such document is an executory contract or an unexpired lease or that the Debtors have any liability thereunder, with the exception of the amount of any proposed cure amount listed thereon. Unless otherwise specified on the Assumption Schedule, each executory contract or unexpired lease listed on the Assumption Schedule shall include all exhibits, schedules, riders, modifications, amendments, supplements, attachments, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, without regard to whether such agreement, instrument or other document is listed on the Assumption Schedule. The Debtors in Possession may at any time during the period from the Confirmation Date up to and including the Effective Date amend the Assumption Schedule to delete any executory contracts or unexpired leases therefrom. In the event that the Debtors in Possession determine to amend the Assumption Schedule, (1) the Debtors in Possession shall file a notice (a "Rejection Notice") of any such amendment with the Bankruptcy Court and serve such Rejection Notice on any affected party and
(2) any executory contract or unexpired lease deleted from the Assumption Schedule shall be deemed rejected as of the date of such Rejection Notice. Any monetary amounts required as cure payments on each executory contract and unexpired lease to be assumed pursuant to the Plan shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the cure amount in Cash on the Effective Date or upon such other terms and dates as the parties to such executory contracts or unexpired leases otherwise may agree. In the event of a dispute regarding (a) the amount of any cure payment, (b) the ability of the Debtors or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed or (c) any other matter pertaining to assumption arises, the cure payments required by section 365(b)(1) of the Bankruptcy Code shall be subject to the jurisdiction of the Bankruptcy Court and made following the existence of a Final Order resolving such dispute.



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         34.3 REJECTION OF INTERCOMPANY TRADING CONTRACTS: Notwithstanding
anything contained herein to the contrary, all trading contracts between or among (a) two or more Debtors or (b) a Debtor and any wholly-owned Affiliate shall be deemed for all purposes to have been rejected and otherwise terminated as of the Initial Petition Date and the values and damages attributable thereto shall be calculated as of the Initial Petition Date.

         34.4 REJECTION DAMAGE CLAIMS: Except with regard to executory contracts governed in accordance with the provisions of Section 34.3 hereof, if the rejection of an executory contract or unexpired lease by the Debtors in Possession hereunder results in damages to the other party or parties to such contract or lease, any claim for such damages, if not heretofore evidenced by a filed proof of claim, shall be forever barred and shall not be enforceable against the Debtors, or its properties or agents, successors, or assigns, unless a proof of claim is filed with the Bankruptcy Court and served upon attorneys for the Debtors on or before thirty (30) days after the latest to occur of (a) the Confirmation Date, (b) the date of entry of an order by the Bankruptcy Court authorizing rejection of a particular executory contract or unexpired lease and
(c) the date of the Rejection Notice with respect to a particular executory contract or unexpired lease.

         34.5 INDEMNIFICATION AND REIMBURSEMENT OBLIGATIONS: For purposes of the Plan, the obligations of the Debtors to indemnify and reimburse its directors or officers that were directors or officers, respectively, on or prior to the Petition Date shall be treated as Section 510 Subordinated Claims. Indemnification obligations of the Debtors arising from services as officers and directors during the period from and after the Initial Petition Date shall be Administrative Expense Claims to the extent previously authorized by a Final Order.

         34.6 REJECTION OF TOPRS-RELATED AGREEMENTS: On the Effective Date, (a) each of the (i) ECT I Trust Declarations, (ii) ECT II Trust Declarations, (iii) EPF I Partnership Agreement and (iv) EPF II Partnership Agreement shall be deemed to be rejected, and (b) subject to the Debtors' obligations set forth in decretal paragraph 16 of the TOPRS Stipulation and herein, in full and final satisfaction of any rights, interests or Claims of ECT I, ECT II, EPF I, EPF II and holders of the TOPRS against any of the Debtors and their affiliates, ENE, as general partner of EPF I and EPF II, shall (1) waive any right of EPF I and EPF II to reinvest distributions made pursuant to the Plan, (2) liquidate the Eligible Debt Securities, as defined in the EPF I Partnership Agreement and the EPF II Partnership Agreement, owned by EPF I and EPF II to Cash as soon as practicable following the Effective Date and (3) declare a distribution of all assets of EPF I and EPF II, including, without limitation, Cash, Plan Securities and Eligible Debt Securities, as defined in the EPF I Partnership Agreement and the EPF II Partnership Agreement, to ECT I and ECT II, respectively, which distribution shall be made to National City Bank, in its capacity as ECT I Property Trustee and ECT II Property Trustee. Upon the earlier to occur of (i) the Confirmation Order becoming a Final Order and (ii) the Effective Date, (a) all claims, causes of action or other challenges of any kind or nature which could be asserted by the Debtors, the Creditors' Committee, any trustee appointed in the Debtors' bankruptcy cases, or any creditor or party in interest in the Debtors' bankruptcy cases, or any of them, against or with respect to National City Bank, as Indenture Trustee, ECT I Property Trustee and ECT II Property Trustee, ECT I, ECT II, the TOPRS issued by either of them, EPF I, EPF II, the limited partnership interests issued by either of them, the ETS Debentures, the ENA Debentures or the Enron TOPRS Debentures, including, without limitation, substantive consolidation, piercing of



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the corporate veil, recharacterization of the TOPRS or the limited partnership interests in EPF I or EPF II as preferred stock or any other equity interest of ENE or any of its affiliates, preferences, fraudulent conveyance and other avoidance actions shall be deemed forever waived and released and (b) none of the Debtors, the Creditors' Committee, any trustee or any creditor or party in interest in the Debtors' bankruptcy cases, or any of them, shall without National City Bank's prior written consent, which consent shall not be unreasonably withheld, (i) seek to change, remove or substitute any of the Enron TOPRS Debentures, the ETS Debentures, the ENA Debentures, the Eligible Securities or any other interest of any of ECT I, ECT II, EPF I or EPF II in any property or (ii) otherwise seek to merge or consolidate any or all of ECT I, ECT II, EPF I, EPF II, ENE, ENA or ETS or in any manner change or otherwise affect the economic or other interests of National City Bank, as Indenture Trustee and Property Trustee, the holders of TOPRS, ECT I, ECT II, EPF I or EPF II, or any of them.

                                  ARTICLE XXXV

                      RIGHTS AND POWERS OF DISBURSING AGENT

         35.1 EXCULPATION: From and after the Effective Date, the Disbursing Agent shall be exculpated by all Persons and Entities, including, without limitation, holders of Claims and Equity Interests and other parties in interest, from any and all claims, causes of action and other assertions of liability arising out of the discharge of the powers and duties conferred upon such Disbursing Agent by the Plan or any order of the Bankruptcy Court entered pursuant to or in furtherance of the Plan, or applicable law, except for actions or omissions to act arising out of the gross negligence or willful misconduct of such Disbursing Agent. No holder of a Claim or an Equity Interest or other party in interest shall have or pursue any claim or cause of action against the Disbursing Agent for making payments in accordance with the Plan or for implementing the provisions of the Plan.

         35.2 POWERS OF THE DISBURSING AGENT: Except to the extent that the responsibility for the same is vested in the Reorganized Debtor Plan Administrator pursuant to the Reorganized Debtor Plan Administration Agreement, the Disbursing Agent shall be empowered to (a) take all steps and execute all instruments and documents necessary to effectuate the Plan, (b) make distributions contemplated by the Plan, (c) comply with the Plan and the obligations thereunder, (d) file all tax returns and pay taxes in connection with the reserves created pursuant to Article XVIII of the Plan, and (e) exercise such other powers as may be vested in the Disbursing Agent pursuant to order of the Bankruptcy Court, pursuant to the Plan, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions of the Plan.

         35.3 FEES AND EXPENSES INCURRED FROM AND AFTER THE EFFECTIVE DATE:
Except as otherwise ordered by the Bankruptcy Court, the amount of any reasonable fees and expenses incurred by the Disbursing Agent from and after the Effective Date and any reasonable compensation and expense reimbursement claims, including, without limitation, reasonable fees and expenses of counsel, made by the Disbursing Agent, shall be paid in Cash by the Reorganized Debtors without further order of the Bankruptcy Court within fifteen (15) days of submission of an invoice by the Disbursing Agent. In the event that the Reorganized Debtors object to the payment of such invoice for post-Effective Date fees and expenses, in whole or in part, and the parties cannot resolve such objection after good faith negotiation, the Bankruptcy




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Court shall retain jurisdiction to make a determination as to the extent to which the invoice shall be paid by the Reorganized Debtors.

                                 ARTICLE XXXVI

                    THE REORGANIZED DEBTOR PLAN ADMINISTRATOR

         36.1 APPOINTMENT OF REORGANIZED DEBTOR PLAN ADMINISTRATOR: On the Effective Date, compliance with the provisions of the Plan shall become the general responsibility of the Reorganized Debtor Plan Administrator, an employee of the Reorganized Debtors, (subject to the supervision of the Board of Directors of the Reorganized Debtors) pursuant to and in accordance with the provisions of the Plan and the Reorganized Debtor Plan Administration Agreement.

         36.2 RESPONSIBILITIES OF THE REORGANIZED DEBTOR PLAN ADMINISTRATOR: In accordance with the Reorganized Debtor Plan Administration Agreement, the responsibilities of the Reorganized Debtor Plan Administrator shall include (a) facilitating the Reorganized Debtors' prosecution or settlement of objections to and estimations of Claims, (b) prosecution or settlement of claims and causes of action held by the Debtors and Debtors in Possession, (c) assisting the Litigation Trustee and the Special Litigation Trustee in performing their respective duties, (d) calculating and assisting the Disbursing Agent in implementing all distributions in accordance with the Plan, (e) filing all required tax returns and paying taxes and all other obligations on behalf of the Reorganized Debtors from funds held by the Reorganized Debtors, (f) periodic reporting to the Bankruptcy Court, of the status of the Claims resolution process, distributions on Allowed Claims and prosecution of causes of action,
(g) liquidating the Remaining Assets and providing for the distribution of the net proceeds thereof in accordance with the provisions of the Plan, (h) consulting with, and providing information to, the DCR Overseers in connection with the voting or sale of the Plan Securities to be deposited into the Disputed Claims reserve to be created in accordance with Section 21.3 of the Plan, and
(i) such other responsibilities as may be vested in the Reorganized Debtor Plan Administrator pursuant to the Plan, the Reorganized Debtor Plan Administration Agreement or Bankruptcy Court order or as may be necessary and proper to carry out the provisions of the Plan.

         36.3 POWERS OF THE REORGANIZED DEBTOR PLAN ADMINISTRATOR: The powers of the Reorganized Debtor Plan Administrator shall, without any further Bankruptcy Court approval in each of the following cases, include (a) the power to invest funds in, and withdraw, make distributions and pay taxes and other obligations owed by the Reorganized Debtors from funds held by the Reorganized Debtor Plan Administrator and/or the Reorganized Debtors in accordance with the Plan, (b) the power to compromise and settle claims and causes of action on behalf of or against the Reorganized Debtors, other than Litigation Trust Claims, Special Litigation Trust Claims and claims and causes of action which are the subject of the Severance Settlement Fund Litigation, and (c) such other powers as may be vested in or assumed by the Reorganized Debtor Plan Administrator pursuant to the Plan, the Reorganized Debtor Plan Administration Agreement or as may be deemed necessary and proper to carry out the provisions of the Plan.

         36.4 COMPENSATION OF THE REORGANIZED DEBTOR PLAN ADMINISTRATOR: In addition to reimbursement for actual out-of-pocket expenses incurred by the Reorganized Debtor Plan


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Administrator, the Reorganized Debtor Plan Administrator
shall be entitled to receive reasonable compensation for services rendered on behalf of the Reorganized Debtors in an amount and on such terms as may be reflected in the Reorganized Debtor Plan Administration Agreement.

         36.5 TERMINATION OF REORGANIZED DEBTOR PLAN ADMINISTRATOR: The duties, responsibilities and powers of the Reorganized Debtor Plan Administrator shall terminate pursuant to the terms of the Reorganized Debtor Plan Administration Agreement.

                                 ARTICLE XXXVII

                    CONDITIONS PRECEDENT TO EFFECTIVE DATE OF
                       THE PLAN; IMPLEMENTATION PROVISIONS

         37.1 CONDITIONS PRECEDENT TO EFFECTIVE DATE OF THE PLAN: The occurrence of the Effective Date and the substantial consummation of the Plan are subject to satisfaction of the following conditions precedent:

                  (a) Entry of the Confirmation Order: The Clerk of the Bankruptcy Court shall have entered the Confirmation Order, in form and substance reasonably satisfactory to the Debtors and the Creditors' Committee and the effectiveness of which shall not have been stayed ten (10) days following the entry thereof.

                  (b) Execution of Documents; Other Actions: All other actions and documents necessary to implement the Plan shall have been effected or executed.

                  (c) Prisma Consents Obtained: The requisite consents to the transfer of the Prisma Assets to Prisma and the issuance of the Prisma Common Stock have been obtained.

                  (d) CrossCountry Consents Obtained: The requisite consents to the issuance of the CrossCountry Common Equity have been obtained.

                  (e) PGE Approval: The requisite consents for the issuance of the PGE Common Stock have been obtained.

         37.2 WAIVER OF CONDITIONS PRECEDENT: To the extent practicable and legally permissible, each of the conditions precedent in Section 37.1 hereof, may be waived, in whole or in part, by the Debtors with the consent of the Creditors' Committee. Any such waiver of a condition precedent may be effected at any time by filing a notice thereof with the Bankruptcy Court.

         37.3 ALTERNATIVE STRUCTURES: Notwithstanding anything contained in the Plan to the contrary, the Debtors, if jointly determined after consultation with the Creditors' Committee, may, after obtaining the requisite approvals, (a) form one (1) or more holding companies to hold the common stock of the Entities to be issued hereunder and issue the common equity interest therein in lieu of the common stock to be issued hereunder and (b) form one (1) or more limited liability companies or corporations in lieu of the Entities to be created hereunder and issue the membership interests or capital stock therein in lieu of the common stock to be issued hereunder;



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provided, however, that no such structures shall materially adversely affect the substance of the economic and governance provisions contained herein.

                                ARTICLE XXXVIII

                            RETENTION OF JURISDICTION

         38.1 RETENTION OF JURISDICTION: The Bankruptcy Court shall retain and have exclusive jurisdiction over any matter arising under the Bankruptcy Code, arising in or related to the Chapter 11 Cases or the Plan, or that relates to the following:

                  (a) to resolve any matters related to the assumption, assumption and assignment or rejection of any executory contract or unexpired lease to which a Debtor is a party or with respect to which a Debtor may be liable and to hear, determine and, if necessary, liquidate, any Claims arising therefrom, including those matters related to the amendment after the Effective Date of the Plan, to add any executory contracts or unexpired leases to the list of executory contracts and unexpired leases to be rejected;

                  (b) to enter such orders as may be necessary or appropriate to implement or consummate the provisions of the Plan and all contracts, instruments, releases, and other agreements or documents created in connection with the Plan;

                  (c) to determine any and all motions, adversary proceedings, applications and contested or litigated matters that may be pending on the Effective Date or that, pursuant to the Plan, may be instituted by the Reorganized Debtors, the Litigation Trust or the Special Litigation Trust prior to or after the Effective Date;

                  (d) to ensure that distributions to holders of Allowed Claims and Allowed Equity Interests are accomplished as provided herein;

                  (e) to hear and determine any timely objections to Administrative Expense Claims or to proofs of Claim and Equity Interests filed, both before and after the Confirmation Date, including any objections to the classification of any Claim or Equity Interest, and to allow, disallow, determine, liquidate, classify, estimate or establish the priority of or secured or unsecured status of any Claim, in whole or in part;

                  (f) to enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, reversed or vacated;

                  (g) to issue such orders in aide of execution of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code;

                  (h) to consider any modifications of the Plan, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order;

                  (i) to hear and determine all applications for awards of compensation for services rendered and reimbursement of expenses incurred prior to the Effective Date;



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                  (j) to hear and determine disputes arising in connection with or relating to the Plan or the interpretation, implementation, or enforcement of the Plan or the extent of any Entity's obligations incurred in connection with or released under the Plan;

                  (k) to issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any Entity with consummation or enforcement of the Plan;

                  (l) to determine any other matters that may arise in connection with or are related to the Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document created in connection with the Plan or the Disclosure Statement;

                  (m) to hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;

                  (n) to hear any other matter or for any purpose specified in the Confirmation Order that is not inconsistent with the Bankruptcy Code; and

                  (o) to enter a final decree closing the Chapter 11 Cases.

                                 ARTICLE XXXIX

               MODIFICATION, REVOCATION, OR WITHDRAWAL OF THE PLAN

         39.1 MODIFICATION OF PLAN: The Debtors reserve the right, in accordance with the Bankruptcy Code and the Bankruptcy Rules, subject to the consent of the Creditors' Committee and, in the event any amendment or modification would materially adversely affect the substance of the economic and governance provisions set forth in the Plan, including, without limitation, Article II of the Plan, the ENA Examiner as Plan facilitator, to amend or modify the Plan, the Plan Supplement or any exhibits to the Plan at any time prior to the entry of the Confirmation Order. Upon entry of the Confirmation Order, the Debtors may, and provided that the Creditors' Committee and the ENA Examiner have not been dissolved and released in accordance with the provisions of Section 33.1 and
33.4 of the Plan, respectively, subject to the consent of the Creditors' Committee and, in the event any amendment or modification would materially adversely affect the substance of the economic and governance provisions set forth in the Plan, including, without limitation, Article II of the Plan, the ENA Examiner as Plan facilitator, upon order of the Bankruptcy Court, amend or modify the Plan, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose and intent of the Plan. A holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan as modified if the proposed modification does not materially and adversely change the treatment of the Claim of such holder.



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         39.2 REVOCATION OR WITHDRAWAL:

                  (a) The Plan may be revoked or withdrawn prior to the Confirmation Date by the Debtors.

                  (b) If the Plan is revoked or withdrawn prior to the Confirmation Date, or if the Plan does not become effective for any reason whatsoever, then the Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any claims by the Debtors or any other Entity or to prejudice in any manner the rights of the Debtors or any other Entity in any further proceedings involving the Debtors.

                                   ARTICLE XL

                            PROVISION FOR MANAGEMENT

         40.1 REORGANIZED DEBTORS DIRECTORS: On the Effective Date, the board of directors of Reorganized ENE shall consist of five (5) persons selected by the Debtors, after consultation with (a) the Creditors' Committee with respect to four (4) of the Debtors' selections and (b) the ENA Examiner with respect to one
(1) of the Debtors' selections, all of which shall be disclosed prior to the Confirmation Hearing. In the event that, during the period from the Confirmation Hearing up to and including the Effective Date, circumstances require the substitution of one (1) or more persons selected to serve on the board of directors of Reorganized ENE, the Debtors shall file a notice thereof with the Bankruptcy Court and, for purposes of section 1129 of the Bankruptcy Code, any such replacement person, designated in accordance with the requirements of the immediately preceding sentence, shall be deemed to have been selected and disclosed prior to the Confirmation Hearing. The terms and manner of selection of the directors of each of the other Reorganized Debtors shall be as provided in the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws, as the same may be amended, and shall be disclosed prior to the Confirmation Hearing.

         40.2 OPERATING ENTITIES DIRECTORS: On the Effective Date, the respective boards of directors or boards of managers of Prisma, CrossCountry Distributing Company (and, if applicable, any predecessor Entity formed to hold the CrossCountry Assets prior to CrossCountry Distributing Company) and PGE shall consist of individuals designated by the Debtors, after consultation with the Creditors' Committee, all of which shall be disclosed prior to the Confirmation Hearing. In the event that, during the period from the Confirmation Date up to and including the Effective Date, circumstances require the substitution of one (1) or more persons selected to serve, the Debtors shall file a notice thereof with the Bankruptcy Court and, for purposes of section 1129 of the Bankruptcy Code, any such replacement person, designated after consultation with the Creditors' Committee, shall be deemed to have been selected and disclosed prior to the Confirmation Hearing. Thereafter, the terms and manner of selection of the directors of Prisma, CrossCountry Distributing Company (or, if applicable, such predecessor Entity) and PGE shall be as provided in (a) the Prisma Memorandum of Association and Prisma Articles of Association, (b) the CrossCountry Charter and CrossCountry By-laws/Organizational Agreement (or, if applicable, such charter documents of such predecessor Entity), and (c) the PGE Certificate of Incorporation and PGE By-laws, respectively, as the same may be amended.



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                                  ARTICLE XLI

                      ARTICLES OF INCORPORATION AND BY-LAWS
                        OF THE DEBTORS; CORPORATE ACTION

         41.1 AMENDMENT OF ARTICLES OF INCORPORATION AND BY-LAWS: The articles of incorporation and by-laws of the Debtors shall be amended as of the Effective Date to provide substantially as set forth in the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws.

         41.2 CORPORATE ACTION: On the Effective Date, the adoption of the Reorganized Debtors Certificate of Incorporation and the Reorganized Debtors By-laws shall be authorized and approved in all respects, in each case without further action under applicable law, regulation, order, or rule, including, without limitation, any action by the stockholders of the Debtors or the Reorganized Debtors. The cancellation of all Equity Interests and other matters provided under the Plan involving the corporate structure of the Reorganized Debtors or corporate action by the Reorganized Debtors shall be deemed to have occurred, be authorized, and shall be in effect without requiring further action under applicable law, regulation, order, or rule, including, without limitation, any action by the stockholders of the Debtors or the Reorganized Debtors. Without limiting the foregoing, from and after the Confirmation Date, the Debtors, the Reorganized Debtors and the Reorganized Debtor Plan Administrator may take any and all actions deemed appropriate in order to consummate the transactions contemplated herein and, notwithstanding any provision contained in the Debtors' articles of incorporation and by-laws to the contrary, such Entities shall not require the affirmative vote of holders of Equity Interests in order to take any corporate action including to (i) consummate a Sale Transaction, (ii) compromise and settle claims and causes of action of or against the Debtors and their chapter 11 estates, and (iii) dissolve, merge or consolidate with any other Entity.

                                  ARTICLE XLII

                            MISCELLANEOUS PROVISIONS

         42.1 TITLE TO ASSETS: Except as otherwise provided by the Plan, including, without limitation, Section 42.2 of the Plan, on the Effective Date, title to all assets and properties encompassed by the Plan shall vest in the Reorganized Debtors and, to the extent created, the Remaining Asset Trust(s), the Litigation Trust and the Special Litigation Trust, as the case may be, free and clear of all Liens and in accordance with section 1141 of the Bankruptcy Code, and the Confirmation Order shall be a judicial determination of discharge of the liabilities of the Debtors and the Debtors in Possession except as provided in the Plan. Notwithstanding the foregoing, the Debtors and the Reorganized Debtors, in their sole and absolute discretion, may (a) encumber all of the Debtors' assets for the benefit of Creditors or (b) transfer such assets to another Entity to secure the payment and performance of all obligations provided for herein.

         42.2 DISTRIBUTION OF RESERVED FUNDS: Except to the extent subject to a valid and enforceable Lien, upon the Effective Date, all proceeds reserved pursuant to a Sale/Settlement Order and not subject to a dispute concerning the allocation thereof shall vest in the Reorganized Debtors, the Litigation Trust or the Special Litigation Trust, as the case may be, free and clear of




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all Liens and in accordance with section 1141 of the Bankruptcy Code and be subject to distribution in accordance with the provisions hereof. Notwithstanding the terms and conditions of any of the Sale/Settlement Orders, to the extent necessary to allocate the proceeds reserved pursuant to a Sale/Settlement Order, on or prior to the three (3) month anniversary of the Confirmation Date, the Debtors shall file one or more motions with the Bankruptcy Court to determine the allocation of proceeds reserved pursuant to a Sale/Settlement Order. Any such motion shall be deemed served upon the necessary parties if served in accordance with the Case Management Order. Upon entry of a Final Order of the Bankruptcy Court with respect to the allocation of such proceeds, and to the extent allocated to the Debtors, the Litigation Trust, the Special Litigation Trust, or any Enron Affiliate, as the case may be, all such proceeds shall vest in the Reorganized Debtors or such Enron Affiliate free and clear of all Liens and in accordance with section 1141 of the Bankruptcy Code and be subject to distribution in accordance with the provisions hereof.

         42.3 DISCHARGE OF DEBTORS: Except as otherwise provided herein, on the latest to occur of (a) the Effective Date, (b) the entry of a Final Order resolving all Claims in the Chapter 11 Cases and (c) the final distribution made to holders of Allowed Claims and Allowed Equity Interests in accordance with
Article XXXII of the Plan, all Claims against and Equity Interests in the Debtors and Debtors in Possession, shall be discharged and released in full; provided, however, that, the Bankruptcy Court may, upon request by the Reorganized Debtors, and notice and a hearing, enter an order setting forth that such Claims and Equity Interests shall be deemed discharged and released on such earlier date as determined by the Bankruptcy Court; and, provided, further, that, upon all distributions being made pursuant to the Plan, the Debtors and the Reorganized Debtors, as the case may be, shall be deemed dissolved for all purposes and the Reorganized Debtor Plan Administrator shall cause the Debtors and the Reorganized Debtors, as the case may be, to take such action to effect such dissolution in accordance with applicable state law. All Persons and Entities shall be precluded from asserting against the Debtors, the Debtors in Possession, their successors or assigns, including, without limitation, the Reorganized Debtors, the Reorganized Debtors' subsidiaries, the Reorganized Debtor Plan Administrator, their agents and employees, or their respective assets properties or interests in property, any other or further Claims based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date, whether or not the facts or legal bases therefor were known or existed prior to the Confirmation Date regardless of whether a proof of Claim or Equity Interest was filed, whether the holder thereof voted to accept or reject the Plan or whether the Claim or Equity Interest is an Allowed Claim or an Allowed Equity Interest.

         42.4 INJUNCTION ON CLAIMS: Except as otherwise expressly provided in the Plan, the Confirmation Order or such other order of the Bankruptcy Court that may be applicable, all Persons or Entities who have held, hold or may hold Claims or other debt or liability that is discharged or Equity Interests or other right of equity interest that is terminated or cancelled pursuant to the Plan are permanently enjoined, from and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind on any such Claim or other debt or liability or Equity Interest or other right of equity interest that is terminated or cancelled pursuant to the Plan against the Debtors, the Debtors in Possession or the Reorganized Debtors, the Debtors' estates or properties or interests in properties of the Debtors or the Reorganized Debtors, (b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtors, the Debtors in

Possession or the Reorganized Debtors, the Debtors' estates or properties or interests in properties of the Debtors, the Debtors in Possession or the Reorganized Debtors, (c) creating, perfecting, or enforcing any encumbrance of any kind against the Debtors, the Debtors in Possession or the Reorganized Debtors or against the property or interests in property of the Debtors, the Debtors in Possession or the Reorganized Debtors, and (d) subject to the rights of section 553 of the Bankruptcy Code, asserting any right of setoff, subrogation or recoupment of any kind against any obligation due from the Debtors, the Debtors in Possession or the Reorganized Debtors or against the property or interests in property of the Debtors, the Debtors in Possession or the Reorganized Debtors, with respect to any such Claim or other debt or liability that is discharged or Equity Interest or other right of equity interest that is terminated or cancelled pursuant to the Plan; provided, however, that such injunction shall not preclude the United States of America of any of its police or regulatory agencies from enforcing their police or regulatory powers; and, provided, further, that, except in connection with a properly filed proof of claim, the foregoing proviso does not permit the United States of America or any of its police or regulatory agencies from obtaining any monetary recovery from the Debtors, the Debtors in Possession or the Reorganized Debtors or their respective property or interests in property with respect to any such Claim or other debt or liability that is discharged or Equity Interest or other right of equity interest that is terminated or cancelled pursuant to the Plan, including, without limitation, any monetary claim or penalty in furtherance of a police or regulatory power. Such injunction (y) shall extend to all successors of the Debtors and Debtors in Possession and the Creditors' Committee and its members, and their respective properties and interests in property; provided, however, that such injunction shall not extend to or protect members of the Creditors' Committee and their respective properties and interests in property for actions based upon acts outside the scope of service on the Creditors' Committee, and (z) is not intended, nor shall it be construed, to extend to the assertion, the commencement or the prosecution of any claim or cause of action against any present or former member of the Creditors' Committee and their respective properties and interests in property arising from or relating to such member's pre-Petition Date acts or omissions, including, without limitation, the Class Actions.

     42.5 TERM OF EXISTING INJUNCTIONS OR STAYS: Unless otherwise provided, all injunctions or stays provided for in the Chapter 11 Cases pursuant to sections 105, 362 or 525 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until entry of an order in accordance with Section 42.17 of the Plan or such other Final Order of the Bankruptcy Court.

     42.6 LIMITED RELEASE OF DIRECTORS, OFFICERS AND EMPLOYEES: No claims of the Debtors' estates against their present and former officers, directors, employees, consultants and agents and arising from or relating to the period prior to the Initial Petition Date are released by this Plan. As of the Effective Date, the Debtors and the Debtors in Possession shall be deemed to have waived and released its present and former directors, officers, employees, consultants and agents who were directors, officers, employees, consultants or agents, respectively, at any time during the Chapter 11 Cases, from any and all claims of the Debtors' estates arising from or relating to the period from and after the Initial Petition Date; provided, however, that, except as otherwise provided by prior or subsequent Final Order of the Bankruptcy Court, this provision shall not operate as a waiver or release of (a) any Person (i) named or subsequently named as a defendant in any of the Class Actions, (ii) named or subsequently named as a defendant in any action commenced by or on behalf of the Debtors in Possession, including any actions prosecuted by the Creditors' Committee and the Employee Committee, (iii) identified or subsequently identified as a wrongful actor in the "Report of Investigation by the Special Investigative Committee of the Board of Directors of Enron Corp.", dated February 1, 2002, (iv) identified or subsequently identified in a report by the Enron Examiner or the ENA Examiner as having engaged in acts of dishonesty or willful misconduct detrimental to the interests of the Debtors, or (v) adjudicated or subsequently adjudicated by a court of competent jurisdiction to have engaged in acts of dishonesty or willful misconduct detrimental to the interests of the Debtors or (b) any claim (i) with respect to any loan, advance or similar payment by the Debtors to any such person, (ii) with respect to any contractual obligation owed by such person to the Debtors, (iii) relating to such person's knowing fraud, or (iv) to the extent based upon or attributable to such person gaining in fact a personal profit to which such person was not legally entitled, including, without limitation, profits made from the purchase or sale of equity securities of the Debtors which are recoverable by the Debtors pursuant to section 16(b) of the Securities Exchange Act of 1934, as amended; and, provided, further, that the foregoing is not intended, nor shall it be construed, to release any of the Debtors' claims that may exist against the Debtors' directors and officers liability insurance.

     42.7 EXCULPATION: None of the Debtors, the Reorganized Debtors, the Creditors' Committee, the Employee Committee, the ENA Examiner (other than those functions defined by the Investigative Orders), the Indenture Trustees, and any of their respective directors, officers, employees, members, attorneys, consultants, advisors and agents (acting in such capacity), shall have or incur any liability to any Entity for any act taken or omitted to be taken in connection with and subsequent to the commencement of the Chapter 11 Cases, the formulation, preparation, dissemination, implementation, confirmation or approval of the Plan or any compromises or settlements contained therein, the Disclosure Statement related thereto or any contract, instrument, release or other agreement or document provided for or contemplated in connection with the consummation of the transactions set forth in the Plan; provided, however, that the foregoing provisions of this Section 42.7 shall not affect the liability of
(a) any Entity that otherwise would result from any such act or omission to the extent that such act or omission is determined in a Final Order to have constituted gross negligence or willful misconduct or (b) the professionals of the Debtors, the Reorganized Debtors, the Creditors' Committee, the Employee Committee, the ENA Examiner or the Indenture Trustees to their respective clients pursuant to DR 6-102 of the New York Code of Professional Responsibility. Any of the foregoing parties in all respects shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

     42.8 PRESERVATION OF RIGHTS OF ACTION: Except as otherwise provided in the Plan, including, without limitation, Articles XXII and XXIII of the Plan, or in any contract, instrument, release of other agreement entered into in connection with the Plan, in accordance with section 1123(b) of the Bankruptcy Code, the Reorganized Debtors shall retain sole and exclusive authority to enforce any claims, rights or causes of action that the Debtors, the Debtors in Possession or their chapter 11 estates may hold against any Entity, including any claims, rights or causes of action arising under sections 541, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code.

     42.9 INJUNCTION ON ACTIONS: Except as provided in the Plan, as of the Effective Date, all non-Debtor entities are permanently enjoined from commencing or continuing in any manner, any action or proceeding, whether directly, derivatively, on account of or respecting any claim, debt, right or cause of action of the Debtors, the Debtors in Possession or the Reorganized Debtors which the Debtors, the Debtors in Possession or the Reorganized Debtors, as the case may be, retain sole and exclusive authority to pursue in accordance with
Section 28.1 of the Plan or which has been released pursuant to the Plan, including, without limitation, pursuant to Sections 2.1, 28.3 and 42.6 of the Plan; provided, however, that, except with regard to the Debtors, the Debtors in Possession and the Reorganized Debtors, such injunction is not intended, nor shall it be construed to, extend to the ongoing prosecution of the Class Actions.

     42.10 PAYMENT OF STATUTORY FEES: All fees payable pursuant to section 1930 of title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on the Effective Date.

     42.11 RETIREE BENEFITS: From and after the Effective Date, pursuant to section 1129(a)(13) of the Bankruptcy Code, the Reorganized Debtors shall continue to pay all retiree benefits (within the meaning of section 1114 of the Bankruptcy Code), if any, at the level established in accordance with subsection
(e)(1)(B) or (g) of section 1114 of the Bankruptcy Code, at any time prior to the Confirmation Date, and for the duration of the period during which the Debtors have obligated themselves to provide such benefits; provided, however, that the Debtors or the Reorganized Debtors may modify such benefits to the extent permitted by applicable law.

     42.12 RETENTION OF DOCUMENTS: Notwithstanding the terms and provisions of that certain Stipulation and Consent Order Pursuant to 11 U.S.C. ss. 105 and 541 By and Between Enron Corp. and Its Affiliated Debtors-in-Possession and the Official Committee of Unsecured Creditors Regarding Document Preservation and Retention, dated February 15, 2002, unless otherwise ordered by the Bankruptcy Court, from and after the first (1st) anniversary of the Confirmation Date, the Debtors and each Enron Affiliate shall have the right and authorization to destroy or otherwise dispose of the Documents, as defined therein.

     42.13 POST-CONFIRMATION DATE FEES AND EXPENSES: From and after the Confirmation Date, the Reorganized Debtors shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, (a) retain such professionals and (b) pay the reasonable professional fees and expenses incurred by the Reorganized Debtors, the Creditors' Committee and the ENA Examiner related to implementation and consummation of or consistent with the provisions of the Plan, including, without limitation, reasonable fees and expenses of the Indenture Trustees incurred in connection with the distributions to be made pursuant to the Plan.

     42.14 SEVERABILITY: If, prior to the Confirmation Date, any term or provision of the Plan shall be held by the Bankruptcy Court to be invalid, void or unenforceable, including, without limitation, the inclusion of one (1) or more of the Debtors in the Plan, the Bankruptcy Court shall, with the consent of the Debtors and the Creditors' Committee, have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted.

Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

     42.15 GOVERNING LAW: Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent that an exhibit hereto or document contained in the Plan Supplement provides otherwise, the rights, duties and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the Bankruptcy Code and, to the extent not inconsistent therewith, the laws of the State of New York, without giving effect to principles of conflicts of laws.

     42.16 NOTICES: All notices, requests, and demands to or upon the Debtors, the Debtors in Possession or the Reorganized Debtors to be effective shall be in writing, including by facsimile transmission, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

                  Enron Corp.
                  1400 Smith Street
                  Houston, Texas  77002-7361
                  Attention:  Chief Financial Officer
                  Telecopier:  (713) 646-3620
                  Telephonic Confirmation:  (713) 853-7433

                  With a copy to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Attention:   Martin J. Bienenstock, Esq.
                               Brian S. Rosen, Esq.
                  Telecopier:  (212) 310-8007
                  Telephonic Confirmation:  (212) 310-8888

                  -and-

                  Milbank, Tweed, Hadley & McCloy LLP
                  One Chase Manhattan Plaza
                  New York, New York 10005
                  Attention:   Luc A. Despins, Esq.
                               Susheel Kirpalani, Esq.
                  Telecopier:  (212) 530-5219
                  Telephonic Confirmation:  (212) 530-5000

     42.17 CLOSING OF CASES: The Reorganized Debtors shall, promptly upon the full administration of the Chapter 11 Cases, file with the Bankruptcy Court all documents required by Bankruptcy Rule 3022 and any applicable order of the Bankruptcy Court.

     42.18 SECTION HEADINGS: The section headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

     42.19 EXEMPTION FROM REGISTRATION: Pursuant to section 1145 of the Bankruptcy Code, and except as provided in subsection (b) thereof, the issuance of the Plan Securities, the Litigation Trust Interests and the Special Litigation Trust Interests on account of, and in exchange for, the Claims against the Debtors shall be exempt from registration pursuant to section 5 of the Securities Act of 1933 and any other applicable non-bankruptcy law or regulation.

     42.20 EXEMPTION FROM TRANSFER TAXES: Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of notes, Equity Interests or Plan Securities pursuant to the Plan, the creation of any mortgage, deed of trust, or other security interest, the making or assignment of any lease or sublease, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, shall not be subject to any stamp, real estate transfer, mortgage recording or other similar tax.

     42.21 INCONSISTENCIES: To the extent of any inconsistencies between the information contained in the Disclosure Statement, the Distribution Model and the terms and provisions of the Plan, the terms and provisions contained herein shall govern.

Dated:   New York, New York
         January 9, 2004

                     Enron Metals & Commodity Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Corp.


                     By:   /s/ Stephen F. Cooper
                           -----------------------------------------------
                           Name:     Stephen F. Cooper
                           Title:    Acting President,
                                     Acting Chief Executive Officer and
                                     Chief Restructuring Officer

                     Enron North America Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Power Marketing, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     PBOG Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Smith Street Land Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Broadband Services, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Energy Services Operations, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Energy Marketing Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Energy Services, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Energy Services, LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Transportation Services, LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     BAM Lease Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     ENA Asset Holdings L.P.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Gas Liquids, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Global Markets LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Net Works LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Industrial Markets LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Operational Energy Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Engineering & Construction Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Engineering & Operational Services Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Garden State Paper Company, LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Palm Beach Development Company, L.L.C.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Tenant Services, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Energy Information Solutions, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EESO Merchant Investments, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Federal Solutions, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Freight Markets Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Broadband Services, L.P.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Energy Services North America, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron LNG Marketing LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Calypso Pipeline, LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Global LNG LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron International Fuel Management Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Natural Gas Marketing Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     ENA Upstream Company LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Liquid Fuels, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron LNG Shipping Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Property & Services Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Capital & Trade Resources International Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Communications Leasing Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Wind Systems, LLC, f/k/a
                       EREC Subsidiary I, LLC and successor to
                       Enron Wind Systems Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Wind Constructors LLC, f/k/a
                       EREC Subsidiary II, LLC and successor to
                       Enron Wind Constructors Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Wind Energy Systems LLC, f/k/a
                           EREC Subsidiary III, LLC
                           and successor to Enron Wind Energy Systems Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Wind Maintenance LLC, f/k/a
                           EREC Subsidiary IV, LLC and successor to
                           Enron Wind Maintenance Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Wind LLC, f/k/a
                           EREC Subsidiary V, LLC and successor to Enron Wind Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Intratex Gas Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Processing Properties, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Methanol Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Ventures Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Mauritius Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron India Holdings Ltd.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Offshore Power Production C.V.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     The New Energy Trading Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EES Service Holdings, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Wind Development LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     ZWHC LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Zond Pacific, LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Reserve Acquisition Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EPC Estates Services, Inc., f/k/a
                          National Energy Production Corporation


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Power & Industrial Construction Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     NEPCO Power Procurement Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     NEPCO Services International, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     San Juan Gas Company, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                                     EBF LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Zond Minnesota Construction Company LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Fuels International, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     E Power Holdings Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS Construction Management Services, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Management, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Expat Services, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Artemis Associates, LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Clinton Energy Management Services, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     LINGTEC Constructors L.P.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EGS New Ventures Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Louisiana Gas Marketing Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Louisiana Resources Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     LGMI, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     LRCI, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Communications Group, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EnRock Management, LLC.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     ECI-Texas, L.P.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EnRock, L.P.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     ECI-Nevada Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Alligator Alley Pipeline Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Wind Storm Lake I LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     ECT Merchant Investments Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EnronOnLine, LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     St. Charles Development Company, L.L.C.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Calcasieu Development Company, L.L.C.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Calvert City Power I, L.L.C.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron ACS, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     LOA, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron India LLC.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron International Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron International Holdings Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Middle East LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron WarpSpeed Services, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Modulus Technologies, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Telecommunications, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     DataSystems Group, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Risk Management & Trading Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Omicron Enterprises, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS I, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS II, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS III, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS V, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS VI, L.P.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS VII, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS IX, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS X, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS XI, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS XII, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS XV, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS XVII, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Jovinole Associates


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS Holdings, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Operations Services, LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Green Power Partners I LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     TLS Investors, L.L.C.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     ECT Securities Limited Partnership


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     ECT Securities LP Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     ECT Securities GP Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     KUCC Cleburne, LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron International Asset Management Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Brazil Power Holdings XI Ltd.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Holding Company L.L.C.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Development Management Ltd.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron International Korea Holdings Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Caribe VI Holdings Ltd.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron International Asia Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Brazil Power Investments XI Ltd.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Paulista Electrical Distribution, L.L.C.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Pipeline Construction Services Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Pipeline Services Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Trailblazer Pipeline Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Liquid Services Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Machine and Mechanical Services, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Commercial Finance Ltd.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Permian Gathering Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Transwestern Gathering Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Gathering Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EGP Fuels Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Asset Management Resources, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Brazil Power Holdings I Ltd.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron do Brazil Holdings Ltd.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Wind Storm Lake II LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Renewable Energy Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Acquisition III Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Wind Lake Benton LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Superior Construction Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS IV, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS VIII, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     EFS XIII, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Credit Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Power Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Richmond Power Enterprise, L.P.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     ECT Strategic Value Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Development Funding Ltd.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Atlantic Commercial Finance, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     The Protane Corporation


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Asia Pacific/Africa/China LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Development Corp.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     ET Power 3 LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Nowa Sarzyna Holding B.V.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron South America LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Global Power & Pipelines LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Portland General Holdings, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Portland Transition Company, Inc.


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Cabazon Power Partners LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Cabazon Holdings LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Caribbean Basin LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Victory Garden Power Partners I LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Oswego Cogen Company, LLC


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative

                     Enron Equipment & Procurement Company


                     By:   /s/ K. Wade Cline
                           -----------------------------------------------
                           Name:     K. Wade Cline
                           Title:    Authorized Representative



WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
(212) 310-8000

                                     - and -

700 Louisiana
Houston, Texas  77002
(713) 546-5000

By:      /s/ Brian S. Rosen
         -----------------------------------
         Name: Brian S. Rosen

Attorneys for Debtors and
Debtors in Possession

                                   EXHIBIT A

                          ALLOWED ENA DEBENTURE CLAIMS



PRINCIPAL AMOUNT OUTSTANDING                                 $50,944,000.00
INTEREST ACCRUED THROUGH INITIAL PETITION DATE                   668,994.00
                                                             --------------
                                                             $51,612,994.00
                                                             ==============

                                   EXHIBIT B

                        ALLOWED ENRON SENIOR NOTE CLAIMS

----------------------------------------------------------------------------------------------------
                          INSTRUMENT                                AMOUNT OUTSTANDING AS OF
                                                                    THE INITIAL PETITION DATE
                                                                     (UNLESS OTHERWISE NOTED)
----------------------------------------------------------------------------------------------------
7.00% Exchangeable Note Payable due 07/31/02                            $402,650,298.61(1)
----------------------------------------------------------------------------------------------------
9.125% Note Payable due 04/01/03                                          $190,856,046
----------------------------------------------------------------------------------------------------
9.875% Note Payable due 06/15/03                                          $104,580,903
----------------------------------------------------------------------------------------------------
7.875% Note Payable due 06/15/03                                          $336,872,656
----------------------------------------------------------------------------------------------------
Floating Rate Notes due 06/18/03                                          $324,660,097
----------------------------------------------------------------------------------------------------
0.77% Bond due 06/18/03                                                    $81,334,720
----------------------------------------------------------------------------------------------------
6.625% Note Payable due 10/15/03                                           $72,269,723
----------------------------------------------------------------------------------------------------
0.97% Bond due 06/18/04                                                    $81,408,566
----------------------------------------------------------------------------------------------------
7.625% Note Payable due 09/10/04                                          $191,351,671
----------------------------------------------------------------------------------------------------
6.75% Note Payable due 09/01/04                                            $86,323,180
----------------------------------------------------------------------------------------------------
6.75% Senior Notes due 09/15/04                                            $40,577,500
----------------------------------------------------------------------------------------------------
4.375% Bond due 04/08/05                                                  $368,604,875
----------------------------------------------------------------------------------------------------
8.375% Note Payable due 05/23/05                                          $175,366,406
----------------------------------------------------------------------------------------------------
6.625% Note Payable due 11/15/05                                          $250,782,118
----------------------------------------------------------------------------------------------------
9.625% Note Payable due 03/15/06                                          $172,370,780
----------------------------------------------------------------------------------------------------
6.40% Note Payable due 07/15/06                                           $239,729,931
----------------------------------------------------------------------------------------------------
7.125% Senior Notes due 05/15/07                                          $149,501,323
----------------------------------------------------------------------------------------------------
6.875% Note Payable due 10/15/07                                           $89,798,837
----------------------------------------------------------------------------------------------------
6.725% Note Payable due 11/15/08                                          $200,635,139
----------------------------------------------------------------------------------------------------
6.75% Note Payable due 08/01/09                                           $182,549,719
----------------------------------------------------------------------------------------------------
7.375% Note Payable due 05/15/19                                          $385,658,448
----------------------------------------------------------------------------------------------------
Convertible Senior Note due 2021                                         $1,271,856,649
----------------------------------------------------------------------------------------------------
7.00% Senior Debentures due 08/15/23                                       $17,155,658
----------------------------------------------------------------------------------------------------
6.95% Note Payable due 07/15/28                                           $200,456,176
----------------------------------------------------------------------------------------------------
6.95% Note Payable due 07/15/28                                           $184,707,191
----------------------------------------------------------------------------------------------------
0.52% Bond due 05/15/02                                                   $203,196,763
----------------------------------------------------------------------------------------------------
0.493% Bond due 06/13/02                                                  $162,447,128
----------------------------------------------------------------------------------------------------
6.50% Note Payable due 08/01/02                                           $153,277,083
----------------------------------------------------------------------------------------------------

(1) Allowed amount pursuant to an order, dated October 28, 2003.

                                   EXHIBIT C

                   ALLOWED ENRON SUBORDINATED DEBENTURE CLAIMS

-------------------------------------------------------------------------------------------------------------------------
                            INSTRUMENT/CUSIP OR ISIN                                       AMOUNT OUTSTANDING
                                                                                     AS OF THE INITIAL PETITION DATE
                                                                                        (UNLESS OTHERWISE NOTED)
-------------------------------------------------------------------------------------------------------------------------
6.75% Senior Subordinate Debentures due 07/01/05                                              $164,123,200
-------------------------------------------------------------------------------------------------------------------------
8.25% Senior Subordinate Debentures due 09/15/12                                              $104,563,109
-------------------------------------------------------------------------------------------------------------------------
7.75% Subordinated Debentures due 2016                                                        $184,275,878
-------------------------------------------------------------------------------------------------------------------------
7.75% Subordinated Debentures due 2016, Series II                                             $138,218,479
-------------------------------------------------------------------------------------------------------------------------
Subordinated Guaranty of 7.75% Debentures due 2016                                             $29,483,978
-------------------------------------------------------------------------------------------------------------------------
Subordinated Guaranty of 7.75% Debentures due 2016                                             $29,483,978
-------------------------------------------------------------------------------------------------------------------------
Subordinated Guaranty of 7.75% Debentures due 2016 Series II                                   $22,118,048
-------------------------------------------------------------------------------------------------------------------------
Subordinated Guaranty of 7.75% Debentures due 2016 Series II                                   $22,118,048
-------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT D

                       ALLOWED ENRON TOPRS DEBENTURE CLAIM



PRINCIPAL AMOUNT OUTSTANDING                                    $318,376,000.00
INTEREST ACCRUED THROUGH INITIAL PETITION DATE                     4,180,896.00
                                                                ---------------
                                                                $322,556,896.00
                                                                ===============

                                   EXHIBIT E

                           ALLOWED ETS DEBENTURE CLAIM

PRINCIPAL AMOUNT OUTSTANDING                                   $50,944,000.00
INTEREST ACCRUED THROUGH INITIAL PETITION DATE                     668,994.00
                                                               --------------
                                                               $51,612,994.00
                                                               ==============

PURSUANT TO THE TOPRS STIPULATION, ETS DEBENTURE CLAIMS SHALL INCLUDE INTEREST ACCRUED DURING THE PERIOD FROM THE INITIAL PETITION DATE UP TO AND INCLUDING THE EFFECTIVE DATE.

                                   EXHIBIT F

                           ALLOWED INTERCOMPANY CLAIMS

                              SECTION I: PAYABLES


--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                Enron Corp.                                                $998,253,644.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                Enron Energy Services Operations, Inc.                       $9,493,326.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                Enron Net Works LLC                                          $3,063,436.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                Enron Property & Services Corp.                              $2,047,769.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                Enron Energy Services North America, Inc.                      $384,111.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                Enron Transportation Services Company                           $25,238.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                Enron Asset Management Resources, Inc.                          $20,515.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                EFS Construction Management Services, Inc.                       $5,020.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                Enron Broadband Services, Inc.                                   $4,402.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                Enron Engineering & Construction Company                         $3,717.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                Enron Communications Leasing Corp.                               $1,480.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                         Enron Corp.                                              $2,398,415,056.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                         Enron India LLC                                             $23,683,443.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                         The Protane Corporation                                      $1,476,147.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                         Enron Engineering & Construction Company                       $101,108.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                         Enron Development Funding Ltd.                                  $93,846.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                         Enron Commercial Finance Ltd.                                   $65,472.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                         EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                  $6,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                         Enron Brazil Power Holdings XI Ltd.                              $1,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                         Enron Caribe VI Holdings Ltd.                                    $1,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
BAM Lease Company                                         ENA Asset Holdings L.P.                                    $430,000,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
                                                          EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors
Cabazon Power Partners LLC                                Corp.)                                                       $2,200,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Cabazon Power Partners LLC                                Enron Corp.                                                    $200,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Cabazon Power Partners LLC                                Enron Wind Development Corp.                                   $200,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Calvert City Power I, L.L.C.                              Enron Corp.                                                    $650,768.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Calvert City Power I, L.L.C.                              Enron North America Corp.                                      $195,137.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Calypso Pipeline, LLC                                     Enron Global Markets LLC                                     $1,743,201.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Calypso Pipeline, LLC                                     Atlantic Commercial Finance, Inc.                              $792,587.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Calypso Pipeline, LLC                                     Enron Corp.                                                    $289,324.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Calypso Pipeline, LLC                                     Enron Operations Services Corp. (ETS)                          $167,565.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Calypso Pipeline, LLC                                     Enron North America Corp.                                        $1,982.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Calypso Pipeline, LLC                                     Enron Broadband Services, Inc.                                   $1,310.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Clinton Energy Management Services, Inc.                  Enron Energy Services Operations, Inc.                     $190,028,444.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Clinton Energy Management Services, Inc.                  Enron North America Corp.                                   $15,797,457.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Clinton Energy Management Services, Inc.                  Enron Energy Services, Inc.                                  $7,302,801.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Clinton Energy Management Services, Inc.                  Risk Management & Trading Corp.                              $4,703,364.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Clinton Energy Management Services, Inc.                  Enron Net Works LLC                                              $1,894.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Clinton Energy Management Services, Inc.                  Enron Property & Services Corp.                                  $1,379.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Clinton Energy Management Services, Inc.                  Enron Operations Services Corp. (ETS)                               $20.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
DataSystems Group Inc.                                    Enron Broadband Services, Inc.                               $4,803,107.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
DataSystems Group Inc.                                    Enron Corp.                                                  $3,782,065.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
E Power Holdings Corp.                                    Enron North America Corp.                                    $9,599,253.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
E Power Holdings Corp.                                    Enron Asia Pacific/Africa/China LLC                          $3,751,956.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
E Power Holdings Corp.                                    Enron Property & Services Corp.                                 $23,632.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECI-Nevada Corp.                                          Enron Corp.                                                  $5,197,604.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECI-Texas, L.P.                                           EnRock, L.P.                                                 $3,618,525.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Merchant Investments Corp.                            Enron Corp.                                                 $36,347,439.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Merchant Investments Corp.                            Enron Engineering & Construction Company                       $914,107.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Merchant Investments Corp.                            Risk Management & Trading Corp.                                $144,096.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Merchant Investments Corp.                            Enron Net Works LLC                                             $12,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Merchant Investments Corp.                            Enron Energy Services Operations, Inc.                           $1,421.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Merchant Investments Corp.                            Enron Property & Services Corp.                                    $477.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Securities GP Corp.                                   Enron Corp.                                                      $8,972.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Securities GP Corp.                                   Enron North America Corp.                                           $73.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Securities Limited Partnership                        Enron Corp.                                                     $21,109.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Securities Limited Partnership                        Enron Property & Services Corp.                                    $183.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Securities LP Corp.                                   Enron Corp.                                                     $10,292.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Strategic Value Corp.                                 Enron Corp.                                                 $25,571,688.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Strategic Value Corp.                                 Risk Management & Trading Corp.                              $4,595,590.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Strategic Value Corp.                                 Enron North America Corp.                                      $619,026.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Strategic Value Corp.                                 Enron Property & Services Corp.                                  $7,248.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Strategic Value Corp.                                 Enron South America LLC                                          $3,740.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ECT Strategic Value Corp.                                 Enron Net Works LLC                                              $1,522.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EES Service Holdings, Inc.                                Enron Energy Services Operations, Inc.                      $15,387,161.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EESO Merchant Investments, Inc.                           Enron North America Corp.                                   $11,455,402.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EESO Merchant Investments, Inc.                           Enron Corp.                                                  $3,806,245.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS Construction Management Services, Inc.                Enron Corp.                                                  $3,444,149.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS Construction Management Services, Inc.                EFS Holdings, Inc.                                           $1,431,119.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS Construction Management Services, Inc.                Enron Energy Services Operations, Inc.                         $145,163.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS Construction Management Services, Inc.                Enron Energy Services, Inc.                                    $132,905.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS Construction Management Services, Inc.                Enron Property & Services Corp.                                 $20,084.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS Construction Management Services, Inc.                Enron Net Works LLC                                              $9,138.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS Construction Management Services, Inc.                Enron North America Corp.                                          $614.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS Holdings, Inc.                                        Artemis Associates, L.L.C.                                 $892,025,523.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS Holdings, Inc.                                        EFS I, Inc (f/k/a Limbach Facility Services, Inc.)          $21,753,409.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS Holdings, Inc.                                        EFS X, Inc. (f/k/a Marlin Electric, Inc.)                      $153,754.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
                                                          EFS XV, Inc. (f/k/a Mechanical Professional Services,
EFS Holdings, Inc.                                        Inc.)                                                           $12,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS Holdings, Inc.                                        Enron Energy Services Operations, Inc.                           $9,313.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS Holdings, Inc.                                        EFS VII, Inc (f/k/a Limbach Company Holding Company)               $171.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)        EFS IX, Inc. (f/k/a Limbach Company Investment Company)      $5,103,432.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)        Enron Net Works LLC                                            $945,730.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
                                                          EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)        Investment Company)                                            $848,251.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)        Artemis Associates, L.L.C.                                     $607,893.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)        EFS VII, Inc (f/k/a Limbach Company Holding Company)               $443.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS II, Inc. (f/k/a EFS Construction and Services
Company)                                                  EFS IV, Inc. (f/k/a Williard, Inc.)                             $32,108.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS II, Inc. (f/k/a EFS Construction and Services
Company)                                                  Enron Corp.                                                      $2,182.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS III, Inc. (f/k/a EFG Holdings, Inc.)                  EFS V, Inc. (f/k/a Williard Inc. Investment Company)             $3,201.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS IV, Inc. (f/k/a Williard, Inc.)                       EFS V, Inc. (f/k/a Williard Inc. Investment Company)        $15,995,191.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS IV, Inc. (f/k/a Williard, Inc.)                       EFS III, Inc. (f/k/a EFG Holdings, Inc.)                    $15,560,734.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS IV, Inc. (f/k/a Williard, Inc.)                       Enron Corp.                                                  $1,840,929.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS IV, Inc. (f/k/a Williard, Inc.)                       Enron Net Works LLC                                          $1,096,472.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS IV, Inc. (f/k/a Williard, Inc.)                       Artemis Associates, L.L.C.                                     $112,369.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS IV, Inc. (f/k/a Williard, Inc.)                       EFS VI, L.P. (f/k/a Williard Plumbing Company, L.P.)               $900.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS IX, Inc. (f/k/a Limbach Company Investment Company)   EFS Holdings, Inc.                                           $9,496,520.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS VII, Inc (f/k/a Limbach Company Holding Company)      EFS IX, Inc. (f/k/a Limbach Company Investment Company)          $3,398.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS VII, Inc (f/k/a Limbach Company Holding Company)      EFS VIII, Inc. (f/k/a Limbach Company)                             $200.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS VIII, Inc. (f/k/a Limbach Company)                    EFS IX, Inc. (f/k/a Limbach Company Investment Company)     $33,063,053.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS VIII, Inc. (f/k/a Limbach Company)                    EFS Holdings, Inc.                                          $25,857,347.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS VIII, Inc. (f/k/a Limbach Company)                    Enron Corp.                                                  $4,058,232.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS X, Inc. (f/k/a Marlin Electric, Inc.)                 Artemis Associates, L.L.C.                                   $5,482,254.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                 Artemis Associates, L.L.C.                                   $6,506,388.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                 EFS X, Inc. (f/k/a Marlin Electric, Inc.)                    $2,291,575.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                 EFS Holdings, Inc.                                             $430,988.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS XII, Inc. (f/k/a MEP Services, Inc.)                  EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                    $5,496,562.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS XII, Inc. (f/k/a MEP Services, Inc.)                  Artemis Associates, L.L.C.                                   $1,348,906.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS XII, Inc. (f/k/a MEP Services, Inc.)                  EFS Holdings, Inc.                                             $168,227.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
                                                          EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
EFS XIII, Inc. (f/k/a Harper Mechanical Corporation)      Investment Company)                                          $5,903,565.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS XIII, Inc. (f/k/a Harper Mechanical Corporation)      EFS Holdings, Inc.                                             $859,278.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS XIII, Inc. (f/k/a Harper Mechanical Corporation)      Enron Corp.                                                    $271,027.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
Investment Company)                                       EFS Holdings, Inc.                                           $1,581,218.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EGP Fuels Company                                         Enron Corp.                                                $312,043,673.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EGP Fuels Company                                         Enron Management, Inc.                                     $157,769,677.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EGP Fuels Company                                         Enron Methanol Company                                       $6,817,785.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EGP Fuels Company                                         Enron North America Corp.                                       $48,836.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EGP Fuels Company                                         Enron Operations Services Corp. (ETS)                           $35,781.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EGP Fuels Company                                         Enron Net Works LLC                                              $2,054.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EGP Fuels Company                                         Enron Property & Services Corp.                                    $394.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EGP Fuels Company                                         Enron Broadband Services, Inc.                                      $33.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EGS New Ventures Corp.                                    Enron North America Corp.                                   $36,706,029.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EGS New Ventures Corp.                                    LRCI, Inc.                                                   $3,455,777.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ENA Upstream Company, LLC                                 Risk Management & Trading Corp.                                $403,517.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EnRock, L.P.                                              Enron Broadband Services, Inc.                               $3,028,567.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
EnRock, L.P.                                              EnRock Management, LLC                                           $9,532.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Acquisition III Corp.                               Enron Energy Services Operations, Inc.                       $1,334,178.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Acquisition III Corp.                               Enron Corp.                                                    $542,332.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Acquisition III Corp.                               Enron Energy Services North America, Inc.                      $164,520.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron ACS, Inc.                                           Enron Corp.                                                  $2,857,061.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Alligator Alley Pipeline Company                    Enron Operations Services Corp. (ETS)                          $783,476.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                       Enron Corp.                                                $403,058,760.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                       Atlantic Commercial Finance, Inc.                           $11,442,815.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                       Enron Expat Services Inc.                                    $9,005,904.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                       Enron Power Corp.                                            $4,474,012.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                       Enron Caribbean Basin LLC                                    $4,419,698.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                       Enron Property & Services Corp.                              $2,868,256.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                       Enron Net Works LLC                                          $1,989,297.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                       Enron North America Corp.                                      $243,901.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                       Enron Management, Inc.                                         $149,840.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                       Enron Engineering & Construction Company                        $20,672.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                       Enron Middle East LLC                                            $2,804.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                       Enron Industrial Markets LLC                                       $130.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                    Enron Property & Services Corp.                              $2,296,530.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                    Enron Corp.                                                  $1,764,767.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                    Enron Transportation Services Company                          $313,868.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                    Enron Engineering & Construction Company                        $67,985.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                    Enron Broadband Services, Inc.                                  $19,299.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                    Operational Energy Corp.                                         $4,399.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                    Enron Expat Services Inc.                                        $1,642.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                    Enron Caribbean Basin LLC                                        $1,350.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                    Enron Asia Pacific/Africa/China LLC                              $1,053.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Brazil Power Holdings I Ltd.                        Enron Development Funding Ltd.                              $19,003,105.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Brazil Power Holdings I Ltd.                        Enron Corp.                                                  $1,681,565.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Brazil Power Holdings I Ltd.                        Enron do Brazil Holdings Ltd.                                  $456,937.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Brazil Power Holdings XI Ltd.                       Enron Development Funding Ltd.                             $204,963,939.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Brazil Power Holdings XI Ltd.                       Enron Corp.                                                  $5,192,684.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Brazil Power Holdings XI Ltd.                       Enron South America LLC                                         $41,115.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Brazil Power Holdings XI Ltd.                       Enron Brazil Power Investments XI Ltd.                           $2,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Brazil Power Investments XI Ltd.                    Enron Development Funding Ltd.                               $2,075,975.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron Corp.                                              $1,217,202,935.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron North America Corp.                                   $63,404,528.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            ECI-Texas, L.P.                                             $60,225,681.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron Property & Services Corp.                             $51,728,730.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron Communications Leasing Corp.                          $40,905,673.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron Net Works LLC                                          $6,437,139.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron Expat Services Inc.                                    $4,713,030.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron Energy Services North America, Inc.                      $649,268.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            EnronOnline, LLC                                               $501,603.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron Management, Inc.                                         $479,585.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron Asia Pacific/Africa/China LLC                            $366,372.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron India LLC                                                $318,659.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron Caribbean Basin LLC                                      $243,903.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron Industrial Markets LLC                                   $116,436.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron Engineering & Construction Company                        $47,546.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron Middle East LLC                                            $7,867.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            National Energy Production Corporation                           $7,835.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, Inc.                            Enron Telecommunications, Inc.                                     $950.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, L.P.                            Enron Corp.                                                  $8,019,062.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, L.P.                            Enron Broadband Services, Inc.                               $2,032,987.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Broadband Services, L.P.                            Risk Management & Trading Corp.                                $429,205.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Capital & Trade Resources International Corp.       Enron North America Corp.                                  $448,007,106.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Capital & Trade Resources International Corp.       Enron Gas Liquids, Inc.                                     $14,129,582.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Capital & Trade Resources International Corp.       Enron Liquid Fuels, Inc.                                     $1,863,101.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Capital & Trade Resources International Corp.       EnronOnline, LLC                                               $560,492.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Capital & Trade Resources International Corp.       Enron Net Works LLC                                             $50,852.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Capital & Trade Resources International Corp.       Enron Broadband Services, Inc.                                  $18,720.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Capital & Trade Resources International Corp.       Enron Property & Services Corp.                                  $9,727.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Capital & Trade Resources International Corp.       Enron Global Markets LLC                                         $1,503.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                 Enron Corp.                                                $266,231,857.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                 Enron Net Works LLC                                          $8,419,052.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                 Atlantic Commercial Finance, Inc.                            $6,876,976.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                 Enron Property & Services Corp.                              $5,916,053.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                 Enron South America LLC                                      $5,829,504.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                 Enron Expat Services Inc.                                    $1,886,630.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                 Enron North America Corp.                                    $1,021,785.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                 Enron Global Power & Pipelines L.L.C.                          $960,095.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                 Enron Global Markets LLC                                       $411,412.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                 Enron Commercial Finance Ltd.                                  $302,659.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                 Enron Management, Inc.                                         $121,909.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                 Enron Renewable Energy Corp.                                    $67,346.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribe VI Holdings Ltd.                             Enron Development Funding Ltd.                                   $5,083.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Caribe VI Holdings Ltd.                             Enron Caribbean Basin LLC                                        $1,383.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Commercial Finance Ltd.                             Enron South America LLC                                         $41,692.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Commercial Finance Ltd.                             Enron International Holdings Corp.                               $2,102.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Communications Group, Inc.                          Enron Broadband Services, Inc.                              $11,219,634.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Communications Group, Inc.                          Enron Corp.                                                     $48,673.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Communications Leasing Corp.                        Enron Corp.                                                $147,335,984.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Communications Leasing Corp.                        Enron Property & Services Corp.                                 $19,084.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Communications Leasing Corp.                        Enron Engineering & Construction Company                         $2,229.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Communications Leasing Corp.                        Enron Net Works LLC                                                $922.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron North America Corp.                               $12,698,613,736.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Risk Management & Trading Corp.                          $5,116,703,129.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Transportation Services Company                    $1,964,832,702.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Energy Services, LLC                                 $656,632,849.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Equipment Procurement Company                        $590,613,645.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               National Energy Production Corporation                     $467,402,871.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Operations Services Corp. (ETS)                      $300,049,411.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Power Corp.                                          $257,878,201.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Global Power & Pipelines L.L.C.                      $239,882,186.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Development Corp.                                    $223,174,753.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Reserve Acquisition Corp.                            $182,355,060.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Holding Company L.L.C.                                $94,118,672.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Metals & Commodity Corp.                              $93,768,993.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               BAM Lease Company                                           $88,959,929.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Clinton Energy Management Services, Inc.                    $84,345,351.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Energy Marketing Corp.                                $81,798,431.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Capital & Trade Resources International Corp.         $75,972,627.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Transwestern Gathering Company                              $63,168,309.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Energy Information Solutions, Inc.                    $48,957,332.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               E Power Holdings Corp.                                      $43,099,577.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Operational Energy Corp.                                    $42,877,566.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               LOA, Inc.                                                   $34,288,719.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               LINGTEC Constructors L.P.                                   $31,652,088.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Liquid Services Corp.                                 $29,470,581.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Trailblazer Pipeline Company                          $26,770,652.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Louisiana Resources Company                                 $26,760,484.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               EES Service Holdings, Inc.                                  $25,322,331.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               ENA Upstream Company, LLC                                   $22,052,348.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               LGMI, Inc.                                                  $18,147,687.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Permian Gathering Inc.                                 $8,950,940.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Modulus Technologies, Inc.                                   $8,216,825.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Gas Liquids, Inc.                                      $4,848,629.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron LNG Marketing LLC                                      $4,819,671.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Credit Inc.                                            $4,517,436.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               EFS Holdings, Inc.                                           $2,629,317.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Pipeline Construction Services Company                 $1,642,030.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron WarpSpeed Services, Inc.                               $1,232,654.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Superior Construction Company                                  $950,111.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron International Asset Management Corp.                     $623,598.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Omicron Enterprises, Inc.                                      $550,386.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron International Korea Holdings Corp.                       $533,359.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               ECI-Texas, L.P.                                                $326,783.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Oswego Cogen Company, LLC                                      $307,331.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Commercial Finance Ltd.                                  $240,848.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Wind Storm Lake I LLC                                     $80,710.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron Development Management Ltd.                                $1,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               EGS New Ventures Corp.                                             $432.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
                                                          EFS XV, Inc. (f/k/a Mechanical Professional Services,
Enron Corp.                                               Inc.)                                                               $40.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Corp.                                               Enron International Fuel Management Company                         $26.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Credit Inc.                                         Enron North America Corp.                                    $5,734,365.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Credit Inc.                                         Enron Net Works LLC                                            $960,382.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Credit Inc.                                         Enron Metals & Commodity Corp.                                     $996.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Development Corp.                                   Enron Transportation Services Company                      $406,088,333.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Development Corp.                                   Enron Power Corp.                                            $5,362,922.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Development Corp.                                   Enron India LLC                                              $4,186,864.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Development Corp.                                   Enron Caribbean Basin LLC                                      $962,651.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Development Corp.                                   Enron Asia Pacific/Africa/China LLC                             $38,214.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Development Funding Ltd.                            Enron Corp.                                                $579,245,395.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Development Funding Ltd.                            Enron Commercial Finance Ltd.                               $11,832,747.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Development Funding Ltd.                            Enron South America LLC                                      $6,051,500.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Development Funding Ltd.                            Nowa Sarzyna Holding B.V.                                    $2,027,867.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Development Funding Ltd.                            Enron Caribbean Basin LLC                                      $537,528.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Development Management Ltd.                         Enron Development Funding Ltd.                                   $8,268.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Development Management Ltd.                         Enron Asia Pacific/Africa/China LLC                                $137.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron do Brazil Holdings Ltd.                             Enron Development Funding Ltd.                              $59,431,846.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron do Brazil Holdings Ltd.                             Enron Corp.                                                 $10,596,256.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron do Brazil Holdings Ltd.                             Enron South America LLC                                      $4,882,330.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Information Solutions, Inc.                  Enron Energy Services Operations, Inc.                      $69,042,141.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Information Solutions, Inc.                  Enron Property & Services Corp.                                $224,593.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Information Solutions, Inc.                  Artemis Associates, L.L.C.                                      $43,340.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Information Solutions, Inc.                  Enron Net Works LLC                                             $18,636.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Marketing Corp.                              Enron Energy Services, Inc.                                $353,854,546.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Marketing Corp.                              Enron Energy Services Operations, Inc.                      $73,720,250.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Marketing Corp.                              Enron Power Marketing, Inc.                                 $36,360,710.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Marketing Corp.                              Enron Energy Services, LLC                                  $18,831,337.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Marketing Corp.                              Enron Property & Services Corp.                                    $739.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Marketing Corp.                              Enron Net Works LLC                                                $667.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                 Enron Corp.                                                $192,912,088.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                 Enron Property & Services Corp.                                $958,799.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                 Enron Energy Services, LLC                                     $848,219.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                 EFS Construction Management Services, Inc.                     $345,923.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                 Enron Net Works LLC                                             $78,267.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                 Enron North America Corp.                                       $24,547.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                 Enron South America LLC                                          $7,031.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                 Enron Energy Information Solutions, Inc.                         $5,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                 EnronOnline, LLC                                                 $2,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Corp.                                              $1,742,009,477.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Energy Services, LLC                                 $691,085,928.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Energy Services North America, Inc.                  $124,341,377.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Tenant Services, Inc.                                       $72,241,317.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Property & Services Corp.                             $31,125,467.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Net Works LLC                                         $21,201,639.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron North America Corp.                                    $7,132,174.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Federal Solutions, Inc.                                $3,294,898.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Caribbean Basin LLC                                    $1,366,424.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Management, Inc.                                       $1,050,540.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Expat Services Inc.                                      $278,834.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Broadband Services, Inc.                                 $156,921.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Asia Pacific/Africa/China LLC                            $124,280.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Global Markets LLC                                        $68,561.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron India LLC                                                 $59,955.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Power Marketing, Inc.                                     $47,976.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Operations Services Corp. (ETS)                           $16,521.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron South America LLC                                         $12,834.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    EnronOnline, LLC                                                 $2,750.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    EESO Merchant Investments, Inc.                                    $611.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Asset Management Resources, Inc.                             $344.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                    Enron Reserve Acquisition Corp.                                     $95.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, Inc.                               Enron Corp.                                              $1,051,320,032.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, Inc.                               Risk Management & Trading Corp.                            $639,518,995.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, Inc.                               Enron Energy Services Operations, Inc.                     $625,823,097.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, Inc.                               Enron North America Corp.                                  $103,606,046.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, Inc.                               Enron Power Marketing, Inc.                                 $93,371,581.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, Inc.                               Enron Energy Services North America, Inc.                    $8,090,940.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, Inc.                               Enron Energy Information Solutions, Inc.                     $3,333,621.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, Inc.                               Enron Acquisition III Corp.                                    $760,619.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, Inc.                               Operational Energy Corp.                                       $729,047.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, Inc.                               Enron Global Markets LLC                                       $416,466.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, Inc.                               ENA Upstream Company, LLC                                      $293,833.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, Inc.                               Green Power Partners I LLC                                      $91,197.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, Inc.                               Artemis Associates, L.L.C.                                       $3,782.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, LLC                                Enron Energy Services, Inc.                                $800,387,526.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, LLC                                Clinton Energy Management Services, Inc.                    $82,621,042.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, LLC                                Enron Energy Information Solutions, Inc.                     $5,498,431.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, LLC                                Tenant Services, Inc.                                        $3,556,341.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, LLC                                Enron Acquisition III Corp.                                  $1,052,232.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, LLC                                Operational Energy Corp.                                         $1,404.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, LLC                                Enron Property & Services Corp.                                    $492.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Energy Services, LLC                                EESO Merchant Investments, Inc.                                    $136.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Engineering & Construction Company                  Enron Corp.                                              $1,241,605,348.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Engineering & Construction Company                  Enron Property & Services Corp.                             $11,796,233.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Engineering & Construction Company                  Enron Expat Services Inc.                                    $5,590,935.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Engineering & Construction Company                  Enron South America LLC                                      $4,985,088.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Engineering & Construction Company                  Enron Net Works LLC                                          $3,476,726.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Engineering & Construction Company                  Enron Energy Services North America, Inc.                      $690,102.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Engineering & Construction Company                  Enron Management, Inc.                                         $381,847.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Engineering & Construction Company                  Risk Management & Trading Corp.                                 $18,323.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Engineering & Construction Company                  EnronOnline, LLC                                                $12,146.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Engineering & Construction Company                  Enron Energy Services Operations, Inc.                          $10,603.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Engineering & Construction Company                  NEPCO Power Procurement Company                                  $1,996.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Engineering & Construction Company                  Enron Caribbean Basin LLC                                        $1,700.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Equipment Procurement Company                       Enron Engineering & Construction Company                   $716,755,536.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Equipment Procurement Company                       Enron Caribbean Basin LLC                                   $50,376,655.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Equipment Procurement Company                       LINGTEC Constructors L.P.                                   $27,135,399.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Equipment Procurement Company                       Enron North America Corp.                                   $18,797,456.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Equipment Procurement Company                       Enron Expat Services Inc.                                      $181,561.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Equipment Procurement Company                       Operational Energy Corp.                                        $21,198.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Equipment Procurement Company                       Enron Asset Management Resources, Inc.                           $2,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Equipment Procurement Company                       Enron Energy Services North America, Inc.                          $880.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Equipment Procurement Company                       Enron Energy Services Operations, Inc.                              $59.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Expat Services Inc.                                 Enron Corp.                                                 $67,828,578.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Expat Services Inc.                                 Enron Property & Services Corp.                              $1,144,594.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Expat Services Inc.                                 Enron Capital & Trade Resources International Corp.            $206,301.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Expat Services Inc.                                 Enron Management, Inc.                                         $110,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Expat Services Inc.                                 Enron Net Works LLC                                             $15,898.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Federal Solutions, Inc.                             Enron Energy Services North America, Inc.                   $12,986,064.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Federal Solutions, Inc.                             Enron Energy Services, Inc.                                  $1,780,961.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Federal Solutions, Inc.                             Enron Energy Services, LLC                                     $277,571.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Federal Solutions, Inc.                             Operational Energy Corp.                                       $213,597.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Federal Solutions, Inc.                             Enron Corp.                                                      $1,176.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Freight Markets Corp.                               Enron Global Markets LLC                                     $1,806,104.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Freight Markets Corp.                               Enron Corp.                                                  $1,030,193.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Freight Markets Corp.                               Risk Management & Trading Corp.                                 $29,539.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Freight Markets Corp.                               Enron Industrial Markets LLC                                     $3,447.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Freight Markets Corp.                               Enron Liquid Fuels, Inc.                                         $3,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Freight Markets Corp.                               Enron North America Corp.                                        $1,074.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Fuels International, Inc.                           Enron Corp.                                                 $31,550,875.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Fuels International, Inc.                           Risk Management & Trading Corp.                              $5,319,031.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Fuels International, Inc.                           Enron Global Markets LLC                                         $5,267.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Fuels International, Inc.                           Enron Energy Services Operations, Inc.                             $244.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Fuels International, Inc.                           Enron North America Corp.                                          $186.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Gas Liquids, Inc.                                   Risk Management & Trading Corp.                            $308,066,391.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Gas Liquids, Inc.                                   Enron North America Corp.                                  $126,603,975.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Gas Liquids, Inc.                                   EGP Fuels Company                                           $12,663,560.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Gas Liquids, Inc.                                   Enron Liquid Fuels, Inc.                                     $3,645,703.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Gas Liquids, Inc.                                   Enron Methanol Company                                       $3,513,291.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Gas Liquids, Inc.                                   Enron Global Markets LLC                                     $3,164,078.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Gas Liquids, Inc.                                   Enron Property & Services Corp.                                $287,559.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Gas Liquids, Inc.                                   Enron Net Works LLC                                             $24,362.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Gas Liquids, Inc.                                   Enron Energy Services Operations, Inc.                             $761.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Gathering Company                                   Enron Corp.                                                     $36,393.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Enron Caribbean Basin LLC                                   $17,946,975.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Enron Corp.                                                  $5,898,622.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Enron Global Markets LLC                                     $1,503,267.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Atlantic Commercial Finance, Inc.                            $1,483,926.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Enron Middle East LLC                                          $647,537.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Enron Property & Services Corp.                                $355,255.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Enron Expat Services Inc.                                      $169,895.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Enron Net Works LLC                                            $108,398.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Enron Asia Pacific/Africa/China LLC                             $45,516.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Calypso Pipeline, LLC                                           $29,652.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Enron Broadband Services, Inc.                                   $5,735.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Enron South America LLC                                          $1,340.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Enron International Fuel Management Company                      $1,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Enron LNG Shipping Company                                       $1,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global LNG LLC                                      Enron Energy Services Operations, Inc.                             $140.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  Enron Corp.                                                 $83,342,587.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  Enron Net Works LLC                                         $36,200,441.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  Enron North America Corp.                                   $12,193,954.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  EnronOnline, LLC                                             $3,776,769.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  ECT Merchant Investments Corp.                               $3,174,365.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  Enron Property & Services Corp.                              $2,648,613.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  Enron Expat Services Inc.                                    $1,896,010.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  The Protane Corporation                                        $142,532.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  Enron Management, Inc.                                         $132,878.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  Enron Asia Pacific/Africa/China LLC                             $88,002.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  Enron South America LLC                                         $79,812.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  Enron Metals & Commodity Corp.                                  $33,129.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  Enron Broadband Services, Inc.                                  $13,664.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Markets LLC                                  Enron Industrial Markets LLC                                     $1,712.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Power & Pipelines L.L.C.                     Enron North America Corp.                                      $359,483.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Power & Pipelines L.L.C.                     Enron Asia Pacific/Africa/China LLC                             $58,581.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Global Power & Pipelines L.L.C.                     Enron Commercial Finance Ltd.                                    $3,765.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Holding Company L.L.C.                              Enron Asia Pacific/Africa/China LLC                          $4,586,965.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron India Holdings Ltd.                                 Enron Development Funding Ltd.                                  $12,144.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron India LLC                                           Enron Corp.                                                $176,694,308.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron India LLC                                           Enron Expat Services Inc.                                    $8,077,475.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron India LLC                                           Enron Asia Pacific/Africa/China LLC                          $1,372,767.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron India LLC                                           Enron Global LNG LLC                                         $1,271,553.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron India LLC                                           Enron Net Works LLC                                          $1,183,153.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron India LLC                                           Enron Property & Services Corp.                              $1,133,233.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron India LLC                                           Enron Caribbean Basin LLC                                      $941,792.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron India LLC                                           Enron Middle East LLC                                          $729,331.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron India LLC                                           Enron North America Corp.                                      $199,336.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron India LLC                                           Enron Engineering & Construction Company                        $56,708.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron India LLC                                           Enron Management, Inc.                                          $48,996.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron India LLC                                           Operational Energy Corp.                                        $11,392.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              Enron Corp.                                                 $27,339,306.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              Enron Net Works LLC                                         $18,601,824.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              Enron North America Corp.                                   $15,652,633.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              Enron Property & Services Corp.                              $1,373,057.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              Risk Management & Trading Corp.                              $1,250,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              EnronOnline, LLC                                               $914,171.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              Enron Capital & Trade Resources International Corp.            $118,389.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              Enron Expat Services Inc.                                      $105,970.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              Enron Energy Services Operations, Inc.                          $46,400.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              Enron Management, Inc.                                          $34,541.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              Enron South America LLC                                         $28,303.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              Enron India LLC                                                 $11,439.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              Enron Caribbean Basin LLC                                          $774.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Industrial Markets LLC                              Enron Energy Services North America, Inc.                          $101.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Asia Corp.                            Enron North America Corp.                                      $624,613.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Asia Corp.                            Enron Corp.                                                    $219,105.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Asia Corp.                            Enron Asia Pacific/Africa/China LLC                                $220.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Asset Management Corp.                Enron Caribbean Basin LLC                                          $110.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Fuel Management Company               Enron Caribbean Basin LLC                                          $100.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Holdings Corp.                        Enron Corp.                                                $108,987,457.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Holdings Corp.                        Enron Development Corp.                                      $9,682,543.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Holdings Corp.                        Enron Expat Services Inc.                                    $1,393,427.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Inc.                                  Enron Corp.                                                $442,695,941.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Inc.                                  Enron Caribbean Basin LLC                                      $172,544.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Inc.                                  Enron South America LLC                                          $5,793.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Inc.                                  Enron Asia Pacific/Africa/China LLC                              $1,448.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Inc.                                  Enron India LLC                                                  $1,254.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Inc.                                  Risk Management & Trading Corp.                                    $820.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Inc.                                  Enron North America Corp.                                          $119.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Korea Holdings Corp.                  Enron Asia Pacific/Africa/China LLC                             $97,743.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron International Korea Holdings Corp.                  Enron Development Funding Ltd.                                   $1,580.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Liquid Fuels, Inc.                                  Enron Corp.                                                 $51,108,472.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Liquid Fuels, Inc.                                  Risk Management & Trading Corp.                             $23,671,113.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Liquid Fuels, Inc.                                  Enron North America Corp.                                    $2,488,408.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Liquid Fuels, Inc.                                  EnronOnline, LLC                                               $140,123.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Liquid Fuels, Inc.                                  Enron Middle East LLC                                           $58,710.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Liquid Fuels, Inc.                                  Enron Property & Services Corp.                                 $45,919.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Liquid Fuels, Inc.                                  Enron Global Markets LLC                                        $33,804.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Liquid Fuels, Inc.                                  Enron Net Works LLC                                              $6,741.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Liquid Fuels, Inc.                                  Enron Operations Services Corp. (ETS)                              $151.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Liquid Services Corp.                               Enron Operations Services Corp. (ETS)                              $390.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron LNG Marketing LLC                                   Enron LNG Shipping Company                                     $935,331.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron LNG Marketing LLC                                   Enron Caribbean Basin LLC                                        $6,191.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Machine and Mechanical Services, Inc.               Enron Corp.                                                  $1,070,599.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Management, Inc.                                    Enron Corp.                                                  $6,104,061.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Management, Inc.                                    Enron Property & Services Corp.                              $1,978,116.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Management, Inc.                                    Enron Global LNG LLC                                            $16,365.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Mauritius Company                                   Enron Corp.                                                 $41,064,225.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Mauritius Company                                   Enron Development Corp.                                     $38,273,421.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Mauritius Company                                   Enron India LLC                                              $1,079,409.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Mauritius Company                                   Atlantic Commercial Finance, Inc.                               $10,890.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Metals & Commodity Corp.                            Enron Net Works LLC                                            $102,018.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Metals & Commodity Corp.                            Enron Freight Markets Corp.                                     $28,900.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Metals & Commodity Corp.                            Enron Property & Services Corp.                                 $25,870.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Methanol Company                                    Enron Corp.                                                 $45,318,711.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Methanol Company                                    Enron Net Works LLC                                             $17,639.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Methanol Company                                    Enron Property & Services Corp.                                 $10,025.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Methanol Company                                    Enron Transportation Services Company                            $6,305.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Methanol Company                                    Enron Asset Management Resources, Inc.                           $5,825.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Middle East LLC                                     Enron Corp.                                                 $23,699,817.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Middle East LLC                                     Enron Caribbean Basin LLC                                    $8,738,331.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Middle East LLC                                     Atlantic Commercial Finance, Inc.                            $5,908,393.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Middle East LLC                                     Enron Expat Services Inc.                                    $1,341,812.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Middle East LLC                                     Enron Global Markets LLC                                       $512,700.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Middle East LLC                                     Enron Property & Services Corp.                                $251,800.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Middle East LLC                                     Enron Net Works LLC                                            $203,406.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Middle East LLC                                     Enron Energy Services Operations, Inc.                          $20,623.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Middle East LLC                                     Operational Energy Corp.                                        $11,392.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Middle East LLC                                     Enron South America LLC                                          $9,499.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Middle East LLC                                     Enron Development Funding Ltd.                                   $5,210.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Natural Gas Marketing Corp.                         Enron Corp.                                              $3,584,017,322.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Net Works LLC                                       Enron Corp.                                                $346,071,624.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Net Works LLC                                       Enron Property & Services Corp.                              $3,030,911.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Net Works LLC                                       Enron Broadband Services, L.P.                                 $286,070.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Net Works LLC                                       Enron Management, Inc.                                         $229,126.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Net Works LLC                                       Enron Asset Management Resources, Inc.                          $57,753.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Power Marketing, Inc.                              $5,161,128,638.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Natural Gas Marketing Corp.                        $4,131,527,273.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Risk Management & Trading Corp.                          $2,785,407,913.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Transportation Services Company                      $440,863,566.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Management, Inc.                                      $89,248,186.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 TLS Investors, L.L.C.                                       $56,558,273.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 ECT Merchant Investments Corp.                              $34,285,008.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Louisiana Gas Marketing Company                             $32,632,154.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Expat Services Inc.                                   $24,634,122.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 ENA Upstream Company, LLC                                   $19,271,939.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron South America LLC                                     $17,163,967.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 BAM Lease Company                                           $12,051,623.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 EnronOnline, LLC                                             $8,497,423.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Louisiana Resources Company                                  $5,934,701.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Property & Services Corp.                              $4,180,099.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Global LNG LLC                                         $3,783,808.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Engineering & Construction Company                     $3,534,412.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Middle East LLC                                        $3,230,788.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Net Works LLC                                          $2,523,403.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron LNG Marketing LLC                                        $569,296.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 EBF LLC                                                        $233,211.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Operational Energy Corp.                                       $188,670.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 LGMI, Inc.                                                      $78,360.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Operations Services Corp. (ETS)                           $76,761.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Ventures Corp.                                            $73,532.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Asset Management Resources, Inc.                          $35,871.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Metals & Commodity Corp.                                  $18,597.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Communications Leasing Corp.                              $10,267.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 ECT Securities Limited Partnership                               $4,380.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 Enron Engineering & Operational Services Company                 $1,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron North America Corp.                                 National Energy Production Corporation                             $276.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Enron Transportation Services Company                      $303,045,719.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Enron Property & Services Corp.                              $8,592,735.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Enron Pipeline Services Company                              $4,252,921.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Enron Pipeline Construction Services Company                 $3,112,658.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Enron Machine and Mechanical Services, Inc.                    $947,663.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Enron Asset Management Resources, Inc.                         $699,525.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Enron Net Works LLC                                            $373,434.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Enron Expat Services Inc.                                      $292,096.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Enron Management, Inc.                                         $265,649.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Enron Broadband Services, Inc.                                 $165,709.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Artemis Associates, L.L.C.                                      $20,515.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Operational Energy Corp.                                         $6,641.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Enron Engineering & Construction Company                         $6,175.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Operations Services Corp. (ETS)                     Enron Asia Pacific/Africa/China LLC                                $852.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Pipeline Construction Services Company              Enron Equipment Procurement Company                          $1,550,078.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Pipeline Services Company                           Enron Corp.                                                  $4,689,959.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Pipeline Services Company                           Enron Net Works LLC                                            $391,088.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Pipeline Services Company                           Enron Transportation Services Company                          $219,901.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Pipeline Services Company                           Enron Property & Services Corp.                                $180,897.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Pipeline Services Company                           Enron Asset Management Resources, Inc.                          $19,379.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Pipeline Services Company                           Enron Management, Inc.                                          $12,047.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Pipeline Services Company                           Enron Engineering & Construction Company                         $9,939.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Pipeline Services Company                           Enron Broadband Services, Inc.                                   $3,944.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Pipeline Services Company                           Enron Energy Services Operations, Inc.                             $124.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Pipeline Services Company                           Enron North America Corp.                                           $62.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power & Industrial Construction Company             Enron Corp.                                                 $15,664,358.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power & Industrial Construction Company             Enron Engineering & Construction Company                     $3,406,230.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power & Industrial Construction Company             Enron Power Corp.                                               $83,872.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power & Industrial Construction Company             Enron Broadband Services, Inc.                                   $4,125.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power & Industrial Construction Company             Enron Net Works LLC                                              $3,261.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power & Industrial Construction Company             Enron Energy Services Operations, Inc.                             $315.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power & Industrial Construction Company             Enron North America Corp.                                          $102.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power & Industrial Construction Company             Enron Operations Services Corp. (ETS)                               $50.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power Corp.                                         Enron North America Corp.                                   $65,261,706.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power Corp.                                         Enron Engineering & Construction Company                    $49,051,501.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power Corp.                                         Superior Construction Company                                  $969,558.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power Corp.                                         Enron Property & Services Corp.                                $203,515.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power Corp.                                         Enron Net Works LLC                                             $53,946.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power Corp.                                         Enron Caribbean Basin LLC                                       $47,405.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power Corp.                                         Enron Equipment Procurement Company                             $45,692.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power Corp.                                         Enron Expat Services Inc.                                       $34,291.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power Corp.                                         Enron Operations Services Corp. (ETS)                           $22,794.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power Marketing, Inc.                               Enron Corp.                                              $4,759,878,078.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power Marketing, Inc.                               Risk Management & Trading Corp.                          $1,883,331,175.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power Marketing, Inc.                               Enron Net Works LLC                                          $1,489,080.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Power Marketing, Inc.                               EnronOnline, LLC                                               $980,861.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Processing Properties, Inc.                         Enron Corp.                                                    $775,252.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Property & Services Corp.                           Enron Corp.                                                $170,457,843.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Enron Corp.                                                $199,375,058.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)             $77,747,035.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)      $4,457,980.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Enron Property & Services Corp.                                $378,703.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Enron Net Works LLC                                            $368,629.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Enron Broadband Services, Inc.                                  $58,728.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Enron Expat Services Inc.                                       $53,303.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Enron North America Corp.                                       $44,517.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Enron Operations Services Corp. (ETS)                           $27,106.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Enron Management, Inc.                                          $10,020.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Enron Asia Pacific/Africa/China LLC                              $5,096.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Enron Power Corp.                                                $4,560.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Enron Energy Services Operations, Inc.                           $4,229.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Operational Energy Corp.                                         $1,991.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Enron South America LLC                                            $311.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Renewable Energy Corp.                              Enron Middle East LLC                                               $49.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Reserve Acquisition Corp.                           Risk Management & Trading Corp.                             $71,927,403.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Reserve Acquisition Corp.                           Enron North America Corp.                                   $56,265,698.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Reserve Acquisition Corp.                           Enron Net Works LLC                                            $348,605.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Reserve Acquisition Corp.                           EnronOnline, LLC                                               $140,123.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Reserve Acquisition Corp.                           LOA, Inc.                                                      $126,466.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Reserve Acquisition Corp.                           Enron Property & Services Corp.                                 $33,396.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   Atlantic Commercial Finance, Inc.                          $144,247,334.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   Enron Corp.                                                $140,896,803.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   Enron Development Corp.                                     $50,763,530.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   Enron Expat Services Inc.                                   $14,265,184.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   Enron Brazil Power Holdings I Ltd.                           $8,649,171.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   Enron Net Works LLC                                          $5,245,866.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   Enron Property & Services Corp.                              $3,037,841.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   Enron Asia Pacific/Africa/China LLC                            $656,411.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   Enron Broadband Services, Inc.                                 $239,867.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   Enron Management, Inc.                                          $99,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   National Energy Production Corporation                          $90,434.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   Enron India LLC                                                 $67,614.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   Operational Energy Corp.                                        $11,392.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron South America LLC                                   Enron Asset Management Resources, Inc.                          $11,147.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Telecommunications, Inc.                            Enron Corp.                                                      $4,893.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Transportation Services Company                     Enron Liquid Services Corp.                                  $5,898,417.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Transportation Services Company                     Enron Permian Gathering Inc.                                    $22,625.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Transportation Services Company                     Operational Energy Corp.                                        $12,965.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Transportation Services Company                     Enron Machine and Mechanical Services, Inc.                      $3,916.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Transportation Services Company                     Enron Net Works LLC                                              $1,159.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Transportation Services Company                     Enron Alligator Alley Pipeline Company                           $1,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Ventures Corp.                                      Enron Corp.                                                 $98,906,211.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron WarpSpeed Services, Inc.                            Enron Broadband Services, Inc.                               $8,145,699.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron WarpSpeed Services, Inc.                            Enron Communications Leasing Corp.                             $523,769.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Wind Development Corp.                              EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)    $110,762,142.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
                                                          EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors
Enron Wind Development Corp.                              Corp.)                                                      $32,408,392.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Wind Development Corp.                              ZWHC LLC                                                       $290,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Wind Development Corp.                              Enron Corp.                                                      $3,206.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
                                                          EREC Subsidiary III, LLC (f/k/a Enron Wind Energy
Enron Wind Lake Benton LLC                                Systems Corp.)                                               $2,371,712.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Wind Lake Benton LLC                                Enron Corp.                                                     $75,450.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Wind Lake Benton LLC                                Enron Wind Development Corp.                                    $28,696.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
                                                          EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors
Enron Wind Storm Lake I LLC                               Corp.)                                                         $934,343.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Wind Storm Lake II LLC                              EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)      $1,727,500.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Wind Storm Lake II LLC                              EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                $158,464.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Wind Storm Lake II LLC                              Enron Corp.                                                     $47,488.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Enron Wind Storm Lake II LLC                              Enron Wind Development Corp.                                     $7,645.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EnronOnline, LLC                                          Enron Net Works LLC                                         $15,486,309.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EnronOnline, LLC                                          Enron Corp.                                                 $10,043,268.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EnronOnline, LLC                                          Enron Property & Services Corp.                                $648,625.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EnronOnline, LLC                                          Enron Caribbean Basin LLC                                          $114.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)   EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)            $215,083,153.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
                                                          EREC Subsidiary III, LLC (f/k/a Enron Wind Energy
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)   Systems Corp.)                                             $208,885,892.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)   Zond Minnesota Construction Company LLC                      $1,703,598.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)   Cabazon Power Partners LLC                                     $400,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
                                                          EREC Subsidiary IV, LLC (f/k/a Enron Wind Maintenance
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)   Corp.)                                                         $252,780.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)   Victory Garden Power Partners I L.L.C.                         $200,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)   Enron Wind Storm Lake I LLC                                    $144,820.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)   ZWHC LLC                                                       $100,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)   Enron Wind Lake Benton LLC                                      $78,116.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)   Enron Corp.                                                      $7,894.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors
Corp.)                                                    EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)    $191,130,164.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors    EREC Subsidiary III, LLC (f/k/a Enron Wind Energy
Corp.)                                                    Systems Corp.)                                              $17,393,022.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors
Corp.)                                                    ZWHC LLC                                                       $430,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors
Corp.)                                                    Enron Corp.                                                      $3,670.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy
Systems Corp.)                                            EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)            $252,803,328.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy
Systems Corp.)                                            Enron Wind Development Corp.                                 $1,798,176.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy
Systems Corp.)                                            ZWHC LLC                                                       $200,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy
Systems Corp.)                                            Enron Corp.                                                      $9,955.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary IV, LLC (f/k/a Enron Wind Maintenance
Corp.)                                                    EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                $396,797.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)           Enron Corp.                                                $244,538,768.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
                                                          EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)           Corp.)                                                     $171,337,448.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)           Enron Wind Development Corp.                                $88,252,068.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)           Enron Wind Lake Benton LLC                                   $1,753,152.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)           Cabazon Power Partners LLC                                   $1,400,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)           Zond Minnesota Construction Company LLC                        $875,726.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)           Enron Wind Storm Lake I LLC                                    $179,877.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)           Enron Power Corp.                                                $2,483.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)           Enron North America Corp.                                          $501.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)           Enron Net Works LLC                                                 $71.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Garden State Paper Company, LLC                           Enron Corp.                                                  $8,922,710.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Garden State Paper Company, LLC                           Risk Management & Trading Corp.                              $8,186,964.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Garden State Paper Company, LLC                           Enron North America Corp.                                    $5,993,968.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Garden State Paper Company, LLC                           Enron Property & Services Corp.                                    $632.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Garden State Paper Company, LLC                           Enron Net Works LLC                                                $483.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
                                                          EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors
Green Power Partners I LLC                                Corp.)                                                      $21,100,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Green Power Partners I LLC                                EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)        $300,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Green Power Partners I LLC                                ZWHC LLC                                                        $90,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Intratex Gas Company                                      Enron Corp.                                                 $35,669,842.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Intratex Gas Company                                      Enron Net Works LLC                                                 $91.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
LGMI, Inc.                                                LRCI, Inc.                                                  $61,211,643.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
LGMI, Inc.                                                Louisiana Resources Company                                    $802,382.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
LINGTEC Constructors L.P.                                 Enron Engineering & Construction Company                    $90,958,007.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
LINGTEC Constructors L.P.                                 Enron Power Corp.                                              $167,693.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
LINGTEC Constructors L.P.                                 National Energy Production Corporation                         $109,823.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
LINGTEC Constructors L.P.                                 Enron Expat Services Inc.                                       $19,382.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
LOA, Inc.                                                 Enron North America Corp.                                   $12,681,153.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
LOA, Inc.                                                 Enron Operations Services Corp. (ETS)                          $194,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
LOA, Inc.                                                 Enron ACS, Inc.                                                 $40,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Louisiana Gas Marketing Company                           Enron Corp.                                                $111,799,520.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Louisiana Gas Marketing Company                           LGMI, Inc.                                                  $28,872,588.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Louisiana Gas Marketing Company                           LRCI, Inc.                                                  $21,174,401.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Louisiana Gas Marketing Company                           EGS New Ventures Corp.                                      $21,000,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Louisiana Gas Marketing Company                           Enron Net Works LLC                                             $34,816.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Louisiana Resources Company                               LRCI, Inc.                                                  $29,840,748.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Louisiana Resources Company                               Louisiana Gas Marketing Company                              $4,352,872.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Louisiana Resources Company                               EGS New Ventures Corp.                                          $28,460.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Louisiana Resources Company                               Enron Property & Services Corp.                                 $25,403.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Louisiana Resources Company                               Enron Net Works LLC                                             $17,756.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
LRCI, Inc.                                                Enron Corp.                                                $284,561,787.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
LRCI, Inc.                                                Enron North America Corp.                                    $3,333,725.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
LRCI, Inc.                                                Risk Management & Trading Corp.                              $1,096,974.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
LRCI, Inc.                                                Enron Net Works LLC                                            $195,064.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
LRCI, Inc.                                                Enron Engineering & Construction Company                       $127,640.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Modulus Technologies, Inc.                                Enron Broadband Services, Inc.                                 $220,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Modulus Technologies, Inc.                                Enron North America Corp.                                          $646.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
National Energy Production Corporation                    Enron Equipment Procurement Company                        $335,388,760.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
National Energy Production Corporation                    NEPCO Power Procurement Company                             $56,409,266.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
National Energy Production Corporation                    Enron Power & Industrial Construction Company               $33,391,511.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
National Energy Production Corporation                    Enron Engineering & Construction Company                     $6,837,074.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
National Energy Production Corporation                    NEPCO Services International, Inc.                           $2,638,706.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
National Energy Production Corporation                    Enron Net Works LLC                                            $283,313.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
National Energy Production Corporation                    Enron Management, Inc.                                          $62,229.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
National Energy Production Corporation                    Enron Power Corp.                                               $46,974.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
National Energy Production Corporation                    Enron Property & Services Corp.                                 $42,004.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
National Energy Production Corporation                    Enron Asia Pacific/Africa/China LLC                             $38,680.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
National Energy Production Corporation                    Enron Expat Services Inc.                                       $36,898.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
National Energy Production Corporation                    Enron Energy Services Operations, Inc.                           $6,395.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
National Energy Production Corporation                    Enron Energy Services North America, Inc.                        $1,364.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
NEPCO Power Procurement Company                           Enron Corp.                                                 $41,164,448.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
NEPCO Services International, Inc.                        Enron Corp.                                                  $2,883,425.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
NEPCO Services International, Inc.                        Enron Engineering & Construction Company                         $3,729.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Nowa Sarzyna Holding B.V.                                 Enron Corp.                                                  $1,150,328.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Nowa Sarzyna Holding B.V.                                 Atlantic Commercial Finance, Inc.                               $34,640.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Offshore Power Production C.V.                            Atlantic Commercial Finance, Inc.                               $14,493.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Offshore Power Production C.V.                            Enron India LLC                                                  $4,729.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Omicron Enterprises, Inc.                                 Enron Energy Services, LLC                                  $67,551,667.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Omicron Enterprises, Inc.                                 Artemis Associates, L.L.C.                                   $2,856,085.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Omicron Enterprises, Inc.                                 Enron Energy Services Operations, Inc.                              $98.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Operational Energy Corp.                                  Enron Property & Services Corp.                                $496,871.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Operational Energy Corp.                                  Enron Caribbean Basin LLC                                      $280,436.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Operational Energy Corp.                                  National Energy Production Corporation                         $224,564.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Operational Energy Corp.                                  Enron Energy Services Operations, Inc.                         $220,310.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Operational Energy Corp.                                  Enron Expat Services Inc.                                      $191,468.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Operational Energy Corp.                                  Enron Engineering & Construction Company                       $125,800.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Operational Energy Corp.                                  NEPCO Services International, Inc.                             $114,332.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Operational Energy Corp.                                  Enron Net Works LLC                                             $55,227.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Operational Energy Corp.                                  Enron Energy Services North America, Inc.                        $2,270.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Operational Energy Corp.                                  Enron Management, Inc.                                           $1,328.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Operational Energy Corp.                                  Artemis Associates, L.L.C.                                         $180.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Operational Energy Corp.                                  Enron Industrial Markets LLC                                       $130.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Oswego Cogen Company, LLC                                 Enron North America Corp.                                  $388,534,411.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Paulista Electrical Distribution, L.L.C.                  Enron North America Corp.                                   $11,505,970.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Paulista Electrical Distribution, L.L.C.                  Enron Corp.                                                  $5,288,084.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
PBOG Corp.                                                Enron Corp.                                                $150,175,377.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Portland General Holdings, Inc.                           Enron Corp.                                                 $37,774,282.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Richmond Power Enterprise, L.P.                           Enron North America Corp.                                    $1,333,982.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Richmond Power Enterprise, L.P.                           Enron Corp.                                                  $1,315,546.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Risk Management & Trading Corp.                           Enron Natural Gas Marketing Corp.                          $320,432,719.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Risk Management & Trading Corp.                           Enron LNG Marketing LLC                                     $11,088,266.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Risk Management & Trading Corp.                           Enron Capital & Trade Resources International Corp.          $7,987,888.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Risk Management & Trading Corp.                           Enron Methanol Company                                       $2,724,521.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Risk Management & Trading Corp.                           Louisiana Gas Marketing Company                              $1,798,473.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Risk Management & Trading Corp.                           Enron Global Markets LLC                                       $511,554.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Risk Management & Trading Corp.                           Enron Development Funding Ltd.                                 $506,532.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Risk Management & Trading Corp.                           EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                 $73,442.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Risk Management & Trading Corp.                           Enron Property & Services Corp.                                    $942.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
San Juan Gas Company, Inc.                                The Protane Corporation                                      $1,901,624.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
San Juan Gas Company, Inc.                                Enron Broadband Services, Inc.                               $1,130,082.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
San Juan Gas Company, Inc.                                Enron Ventures Corp.                                         $1,083,092.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
San Juan Gas Company, Inc.                                Enron Global Markets LLC                                       $693,215.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
San Juan Gas Company, Inc.                                Enron Corp.                                                    $516,767.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
San Juan Gas Company, Inc.                                Enron Caribbean Basin LLC                                       $73,561.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Smith Street Land Company                                 Enron Corp.                                                $247,291,337.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Smith Street Land Company                                 Enron Renewable Energy Corp.                               $147,885,701.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Smith Street Land Company                                 Enron Property & Services Corp.                              $2,361,445.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Smith Street Land Company                                 Enron Net Works LLC                                                $116.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Smith Street Land Company                                 Enron North America Corp.                                           $34.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Superior Construction Company                             Enron Engineering & Construction Company                    $10,705,242.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Superior Construction Company                             Enron Equipment Procurement Company                            $482,874.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Superior Construction Company                             Enron Expat Services Inc.                                      $434,321.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Superior Construction Company                             Enron Asset Management Resources, Inc.                          $49,765.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Superior Construction Company                             Enron Net Works LLC                                             $16,152.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Superior Construction Company                             National Energy Production Corporation                           $6,803.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Superior Construction Company                             Operational Energy Corp.                                         $5,933.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Superior Construction Company                             Enron South America LLC                                            $519.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Tenant Services, Inc.                                     Enron Corp.                                                 $71,969,432.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Tenant Services, Inc.                                     Enron Energy Services, Inc.                                 $10,177,720.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
The New Energy Trading Company                            Enron Corp.                                                    $302,482.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
The New Energy Trading Company                            Enron Net Works LLC                                             $62,877.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
The Protane Corporation                                   Enron Corp.                                                 $26,188,985.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
The Protane Corporation                                   Enron Caribbean Basin LLC                                   $16,182,174.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
The Protane Corporation                                   Enron International Holdings Corp.                           $1,516,305.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
The Protane Corporation                                   Risk Management & Trading Corp.                                $665,514.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
The Protane Corporation                                   Enron North America Corp.                                      $170,152.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
The Protane Corporation                                   Enron Expat Services Inc.                                       $82,352.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
The Protane Corporation                                   Enron Property & Services Corp.                                    $664.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
TLS Investors, L.L.C.                                     Enron Corp.                                                 $23,600,810.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
TLS Investors, L.L.C.                                     ECT Merchant Investments Corp.                              $16,532,054.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Victory Garden Power Partners I L.L.C.                    EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                $200,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
                                                          EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors
Zond Minnesota Construction Company LLC                   Corp.)                                                       $1,510,465.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Zond Minnesota Construction Company LLC                   Enron Wind Lake Benton LLC                                     $517,173.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Zond Minnesota Construction Company LLC                   Enron Corp.                                                      $1,368.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Zond Minnesota Construction Company LLC                   Enron Wind Development Corp.                                       $800.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

--------------------------------------------------------- ------------------------------------------------------- ------------------
                        DUE FROM                                                   DUE TO                               BALANCE
--------------------------------------------------------- ------------------------------------------------------- ------------------
Zond Pacific, Inc.                                        EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)        $406,552.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Zond Pacific, Inc.                                        EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                $116,637.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
Zond Pacific, Inc.                                        Enron Corp.                                                        $288.00
--------------------------------------------------------- ------------------------------------------------------- ------------------
ZWHC LLC                                                  EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)              $1,200,000.00
--------------------------------------------------------- ------------------------------------------------------- ------------------

                            SECTION II: RECEIVABLES


------------------------------------------------------------- --------------------------------------------------- ------------------
                           DUE TO                                                  DUE FROM                            BALANCE
------------------------------------------------------------- --------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                    EFS Holdings, Inc.                                    $892,025,523.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                    EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)               $6,506,388.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                    EFS X, Inc. (f/k/a Marlin Electric, Inc.)               $5,482,254.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                    Omicron Enterprises, Inc.                               $2,856,085.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                    EFS XII, Inc. (f/k/a MEP Services, Inc.)                $1,348,906.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                    EFS I, Inc (f/k/a Limbach Facility Services, Inc.)        $607,893.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                    EFS IV, Inc. (f/k/a Williard, Inc.)                       $112,369.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                    Enron Energy Information Solutions, Inc.                   $43,340.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                    Enron Operations Services Corp. (ETS)                      $20,515.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                    Enron Energy Services, Inc.                                 $3,782.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Artemis Associates, L.L.C.                                    Operational Energy Corp.                                      $180.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                             Enron South America LLC                               $144,247,334.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                             Enron Asia Pacific/Africa/China LLC                    $11,442,815.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                             Enron Caribbean Basin LLC                               $6,876,976.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                             Enron Middle East LLC                                   $5,908,393.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                             Enron Global LNG LLC                                    $1,483,926.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                             Calypso Pipeline, LLC                                     $792,587.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                             Nowa Sarzyna Holding B.V.                                  $34,640.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                             Offshore Power Production C.V.                             $14,493.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Atlantic Commercial Finance, Inc.                             Enron Mauritius Company                                    $10,890.00
------------------------------------------------------------- --------------------------------------------------- ------------------
BAM Lease Company                                             Enron Corp.                                            $88,959,929.00
------------------------------------------------------------- --------------------------------------------------- ------------------
BAM Lease Company                                             Enron North America Corp.                              $12,051,623.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Cabazon Power Partners LLC                                    EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)         $1,400,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
                                                              EREC Subsidiary I, LLC (f/k/a Enron Wind Systems,
Cabazon Power Partners LLC                                    Inc.)                                                     $400,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Calypso Pipeline, LLC                                         Enron Global LNG LLC                                       $29,652.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Clinton Energy Management Services, Inc.                      Enron Corp.                                            $84,345,351.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Clinton Energy Management Services, Inc.                      Enron Energy Services, LLC                             $82,621,042.00
------------------------------------------------------------- --------------------------------------------------- ------------------
E Power Holdings Corp.                                        Enron Corp.                                            $43,099,577.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EBF LLC                                                       Enron North America Corp.                                 $233,211.00
------------------------------------------------------------- --------------------------------------------------- ------------------
ECI-Texas, L.P.                                               Enron Broadband Services, Inc.                         $60,225,681.00
------------------------------------------------------------- --------------------------------------------------- ------------------
ECI-Texas, L.P.                                               Enron Corp.                                               $326,783.00
------------------------------------------------------------- --------------------------------------------------- ------------------
ECT Merchant Investments Corp.                                Enron North America Corp.                              $34,285,008.00
------------------------------------------------------------- --------------------------------------------------- ------------------
ECT Merchant Investments Corp.                                TLS Investors, L.L.C.                                  $16,532,054.00
------------------------------------------------------------- --------------------------------------------------- ------------------
ECT Merchant Investments Corp.                                Enron Global Markets LLC                                $3,174,365.00
------------------------------------------------------------- --------------------------------------------------- ------------------
ECT Securities Limited Partnership                            Enron North America Corp.                                   $4,380.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EES Service Holdings, Inc.                                    Enron Corp.                                            $25,322,331.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EESO Merchant Investments, Inc.                               Enron Energy Services Operations, Inc.                        $611.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EESO Merchant Investments, Inc.                               Enron Energy Services, LLC                                    $136.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS Construction Management Services, Inc.                    Enron Energy Services North America, Inc.                 $345,923.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS Construction Management Services, Inc.                    Artemis Associates, L.L.C.                                  $5,020.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS Holdings, Inc.                                            EFS VIII, Inc. (f/k/a Limbach Company)                 $25,857,347.00
------------------------------------------------------------- --------------------------------------------------- ------------------

------------------------------------------------------------- --------------------------------------------------- ------------------
                           DUE TO                                                  DUE FROM                            BALANCE
------------------------------------------------------------- --------------------------------------------------- ------------------
                                                              EFS IX, Inc. (f/k/a Limbach Company Investment
EFS Holdings, Inc.                                            Company)                                                $9,496,520.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS Holdings, Inc.                                            Enron Corp.                                             $2,629,317.00
------------------------------------------------------------- --------------------------------------------------- ------------------
                                                              EFS XVII, Inc. (f/k/a Harper Mechanical
EFS Holdings, Inc.                                            Corporation Investment Company)                         $1,581,218.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS Holdings, Inc.                                            EFS Construction Management Services, Inc.              $1,431,119.00
------------------------------------------------------------- --------------------------------------------------- ------------------
                                                              EFS XIII, Inc. (f/k/a Harper Mechanical
EFS Holdings, Inc.                                            Corporation)                                              $859,278.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS Holdings, Inc.                                            EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                 $430,988.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS Holdings, Inc.                                            EFS XII, Inc. (f/k/a MEP Services, Inc.)                  $168,227.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)            EFS Holdings, Inc.                                     $21,753,409.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS III, Inc. (f/k/a EFG Holdings, Inc.)                      EFS IV, Inc. (f/k/a Williard, Inc.)                    $15,560,734.00
------------------------------------------------------------- --------------------------------------------------- ------------------
                                                              EFS II, Inc. (f/k/a EFS Construction and Services
EFS IV, Inc. (f/k/a Williard, Inc.)                           Company)                                                   $32,108.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS IX, Inc. (f/k/a Limbach Company Investment Company)       EFS VIII, Inc. (f/k/a Limbach Company)                 $33,063,053.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS IX, Inc. (f/k/a Limbach Company Investment Company)       EFS I, Inc (f/k/a Limbach Facility Services, Inc.)      $5,103,432.00
------------------------------------------------------------- --------------------------------------------------- ------------------
                                                              EFS VII, Inc (f/k/a Limbach Company Holding
EFS IX, Inc. (f/k/a Limbach Company Investment Company)       Company)                                                    $3,398.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS V, Inc. (f/k/a Williard Inc. Investment Company)          EFS IV, Inc. (f/k/a Williard, Inc.)                    $15,995,191.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS V, Inc. (f/k/a Williard Inc. Investment Company)          EFS III, Inc. (f/k/a EFG Holdings, Inc.)                    $3,201.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS VI, L.P. (f/k/a Williard Plumbing Company, L.P.)          EFS IV, Inc. (f/k/a Williard, Inc.)                           $900.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS VII, Inc (f/k/a Limbach Company Holding Company)          EFS I, Inc (f/k/a Limbach Facility Services, Inc.)            $443.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS VII, Inc (f/k/a Limbach Company Holding Company)          EFS Holdings, Inc.                                            $171.00
------------------------------------------------------------- --------------------------------------------------- ------------------
                                                              EFS VII, Inc (f/k/a Limbach Company Holding
EFS VIII, Inc. (f/k/a Limbach Company)                        Company)                                                      $200.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS X, Inc. (f/k/a Marlin Electric, Inc.)                     EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)               $2,291,575.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS X, Inc. (f/k/a Marlin Electric, Inc.)                     EFS Holdings, Inc.                                        $153,754.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                     EFS XII, Inc. (f/k/a MEP Services, Inc.)                $5,496,562.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS XV, Inc. (f/k/a Mechanical Professional Services, Inc.)   EFS Holdings, Inc.                                         $12,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS XV, Inc. (f/k/a Mechanical Professional Services, Inc.)   Enron Corp.                                                    $40.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS XVII, Inc. (f/k/a Harper Mechanical Corporation           EFS XIII, Inc. (f/k/a Harper Mechanical
Investment Company)                                           Corporation)                                            $5,903,565.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
Investment Company)                                           EFS I, Inc (f/k/a Limbach Facility Services, Inc.)        $848,251.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EGP Fuels Company                                             Enron Gas Liquids, Inc.                                $12,663,560.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EGS New Ventures Corp.                                        Louisiana Gas Marketing Company                        $21,000,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EGS New Ventures Corp.                                        Louisiana Resources Company                                $28,460.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EGS New Ventures Corp.                                        Enron Corp.                                                   $432.00
------------------------------------------------------------- --------------------------------------------------- ------------------
ENA Asset Holdings L.P.                                       BAM Lease Company                                     $430,000,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
ENA Upstream Company, LLC                                     Enron Corp.                                            $22,052,348.00
------------------------------------------------------------- --------------------------------------------------- ------------------
ENA Upstream Company, LLC                                     Enron North America Corp.                              $19,271,939.00
------------------------------------------------------------- --------------------------------------------------- ------------------
ENA Upstream Company, LLC                                     Enron Energy Services, Inc.                               $293,833.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EnRock Management, LLC                                        EnRock, L.P.                                                $9,532.00
------------------------------------------------------------- --------------------------------------------------- ------------------
EnRock, L.P.                                                  ECI-Texas, L.P.                                         $3,618,525.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Acquisition III Corp.                                   Enron Energy Services, LLC                              $1,052,232.00
------------------------------------------------------------- --------------------------------------------------- ------------------

------------------------------------------------------------- --------------------------------------------------- ------------------
                           DUE TO                                                  DUE FROM                            BALANCE
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Acquisition III Corp.                                   Enron Energy Services, Inc.                               $760,619.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron ACS, Inc.                                               LOA, Inc.                                                  $40,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Alligator Alley Pipeline Company                        Enron Transportation Services Company                       $1,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron Holding Company L.L.C.                            $4,586,965.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           E Power Holdings Corp.                                  $3,751,956.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron India LLC                                         $1,372,767.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron South America LLC                                   $656,411.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron Broadband Services, Inc.                            $366,372.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron Energy Services Operations, Inc.                    $124,279.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron International Korea Holdings Corp.                   $97,743.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron Global Markets LLC                                   $88,002.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron Global Power & Pipelines L.L.C.                      $58,581.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron Global LNG LLC                                       $45,516.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           National Energy Production Corporation                     $38,680.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron Development Corp.                                    $38,214.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron Renewable Energy Corp.                                $5,096.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron International Inc.                                    $1,448.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron Asset Management Resources, Inc.                      $1,053.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron Operations Services Corp. (ETS)                         $852.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron International Asia Corp.                                $220.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asia Pacific/Africa/China LLC                           Enron Development Management Ltd.                             $137.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                        Enron Operations Services Corp. (ETS)                     $699,525.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                        Enron Net Works LLC                                        $57,753.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                        Superior Construction Company                              $49,765.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                        Enron North America Corp.                                  $35,871.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                        Artemis Associates, L.L.C.                                 $20,515.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                        Enron Pipeline Services Company                            $19,379.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                        Enron South America LLC                                    $11,147.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                        Enron Methanol Company                                      $5,825.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                        Enron Equipment Procurement Company                         $2,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Asset Management Resources, Inc.                        Enron Energy Services Operations, Inc.                        $344.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Brazil Power Holdings I Ltd.                            Enron South America LLC                                 $8,649,171.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Brazil Power Holdings XI Ltd.                           Atlantic Commercial Finance, Inc.                           $1,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Brazil Power Investments XI Ltd.                        Enron Brazil Power Holdings XI Ltd.                         $2,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Enron Communications Group, Inc.                       $11,219,634.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Enron WarpSpeed Services, Inc.                          $8,145,699.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                DataSystems Group Inc.                                  $4,803,107.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                EnRock, L.P.                                            $3,028,567.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Enron Broadband Services, L.P.                          $2,032,987.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                San Juan Gas Company, Inc.                              $1,130,082.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Enron South America LLC                                   $239,867.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Modulus Technologies, Inc.                                $220,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Enron Operations Services Corp. (ETS)                     $165,709.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Enron Energy Services Operations, Inc.                    $156,921.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Enron Renewable Energy Corp.                               $58,728.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Enron Asset Management Resources, Inc.                     $19,299.00
------------------------------------------------------------- --------------------------------------------------- ------------------
                                                              Enron Capital & Trade Resources International
Enron Broadband Services, Inc.                                Corp.                                                      $18,720.00
------------------------------------------------------------- --------------------------------------------------- ------------------

------------------------------------------------------------- --------------------------------------------------- ------------------
                           DUE TO                                                  DUE FROM                            BALANCE
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Enron Global Markets LLC                                   $13,664.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Enron Global LNG LLC                                        $5,735.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Artemis Associates, L.L.C.                                  $4,402.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Enron Power & Industrial Construction Company               $4,125.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Enron Pipeline Services Company                             $3,944.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                Calypso Pipeline, LLC                                       $1,310.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, Inc.                                EGP Fuels Company                                              $33.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Broadband Services, L.P.                                Enron Net Works LLC                                       $286,070.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Capital & Trade Resources International Corp.           Enron Corp.                                            $75,972,627.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Capital & Trade Resources International Corp.           Risk Management & Trading Corp.                         $7,987,888.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Capital & Trade Resources International Corp.           Enron Expat Services Inc.                                 $206,301.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Capital & Trade Resources International Corp.           Enron Industrial Markets LLC                              $118,389.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron Equipment Procurement Company                    $50,376,655.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron Global LNG LLC                                   $17,946,975.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     The Protane Corporation                                $16,182,174.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron Middle East LLC                                   $8,738,331.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron Asia Pacific/Africa/China LLC                     $4,419,698.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron Energy Services Operations, Inc.                  $1,366,424.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron Development Corp.                                   $962,651.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron India LLC                                           $941,792.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron Development Funding Ltd.                            $537,528.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Operational Energy Corp.                                  $280,436.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron Broadband Services, Inc.                            $243,903.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron International Inc.                                  $172,544.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     San Juan Gas Company, Inc.                                 $73,561.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron Power Corp.                                          $47,405.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron LNG Marketing LLC                                     $6,191.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron Engineering & Construction Company                    $1,700.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron Caribe VI Holdings Ltd.                               $1,383.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron Asset Management Resources, Inc.                      $1,350.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron Industrial Markets LLC                                  $774.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     EnronOnline, LLC                                              $114.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron International Asset Management Corp.                    $110.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribbean Basin LLC                                     Enron International Fuel Management Company                   $100.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Caribe VI Holdings Ltd.                                 Atlantic Commercial Finance, Inc.                           $1,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Commercial Finance Ltd.                                 Enron Development Funding Ltd.                         $11,832,747.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Commercial Finance Ltd.                                 Enron Caribbean Basin LLC                                 $302,659.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Commercial Finance Ltd.                                 Enron Corp.                                               $240,848.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Commercial Finance Ltd.                                 Atlantic Commercial Finance, Inc.                          $65,472.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Commercial Finance Ltd.                                 Enron Global Power & Pipelines L.L.C.                       $3,765.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Communications Leasing Corp.                            Enron Broadband Services, Inc.                         $40,905,673.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Communications Leasing Corp.                            Enron WarpSpeed Services, Inc.                            $523,769.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Communications Leasing Corp.                            Enron North America Corp.                                  $10,267.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Communications Leasing Corp.                            Artemis Associates, L.L.C.                                  $1,480.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Power Marketing, Inc.                         $4,759,878,078.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Natural Gas Marketing Corp.                   $3,584,017,322.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Atlantic Commercial Finance, Inc.                   $2,398,415,056.00
------------------------------------------------------------- --------------------------------------------------- ------------------

------------------------------------------------------------- --------------------------------------------------- ------------------
                           DUE TO                                                  DUE FROM                            BALANCE
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Energy Services Operations, Inc.              $1,742,009,477.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Engineering & Construction Company            $1,241,605,348.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Broadband Services, Inc.                      $1,217,202,935.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Energy Services, Inc.                         $1,051,320,032.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Artemis Associates, L.L.C.                            $998,253,644.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Development Funding Ltd.                        $579,245,395.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron International Inc.                              $442,695,941.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Asia Pacific/Africa/China LLC                   $403,058,760.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Net Works LLC                                   $346,071,624.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   EGP Fuels Company                                     $312,043,673.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   LRCI, Inc.                                            $284,561,787.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Caribbean Basin LLC                             $266,231,857.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Smith Street Land Company                             $247,291,337.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)       $244,538,768.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Renewable Energy Corp.                          $199,375,058.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Energy Services North America, Inc.             $192,912,088.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron India LLC                                       $176,694,308.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Property & Services Corp.                       $170,457,843.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   PBOG Corp.                                            $150,175,377.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Communications Leasing Corp.                    $147,335,984.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron South America LLC                               $140,896,803.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Louisiana Gas Marketing Company                       $111,799,520.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron International Holdings Corp.                    $108,987,457.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Ventures Corp.                                   $98,906,211.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Global Markets LLC                               $83,342,587.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Tenant Services, Inc.                                  $71,969,432.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Expat Services Inc.                              $67,828,578.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Liquid Fuels, Inc.                               $51,108,472.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Methanol Company                                 $45,318,711.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   NEPCO Power Procurement Company                        $41,164,448.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Mauritius Company                                $41,064,225.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Portland General Holdings, Inc.                        $37,774,282.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   ECT Merchant Investments Corp.                         $36,347,439.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Intratex Gas Company                                   $35,669,842.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Fuels International, Inc.                        $31,550,875.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Industrial Markets LLC                           $27,339,306.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   The Protane Corporation                                $26,188,985.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   ECT Strategic Value Corp.                              $25,571,688.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Middle East LLC                                  $23,699,817.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   TLS Investors, L.L.C.                                  $23,600,810.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Power & Industrial Construction Company          $15,664,358.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron do Brazil Holdings Ltd.                          $10,596,256.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   EnronOnline, LLC                                       $10,043,268.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Garden State Paper Company, LLC                         $8,922,710.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Broadband Services, L.P.                          $8,019,062.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Management, Inc.                                  $6,104,061.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Global LNG LLC                                    $5,898,622.00
------------------------------------------------------------- --------------------------------------------------- ------------------

------------------------------------------------------------- --------------------------------------------------- ------------------
                           DUE TO                                                  DUE FROM                            BALANCE
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Paulista Electrical Distribution, L.L.C.                $5,288,084.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   ECI-Nevada Corp.                                        $5,197,604.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Brazil Power Holdings XI Ltd.                     $5,192,684.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Pipeline Services Company                         $4,689,959.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   EFS VIII, Inc. (f/k/a Limbach Company)                  $4,058,232.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   EESO Merchant Investments, Inc.                         $3,806,245.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   DataSystems Group Inc.                                  $3,782,065.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   EFS Construction Management Services, Inc.              $3,444,149.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   NEPCO Services International, Inc.                      $2,883,425.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron ACS, Inc.                                         $2,857,061.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   EFS IV, Inc. (f/k/a Williard, Inc.)                     $1,840,929.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Asset Management Resources, Inc.                  $1,764,767.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Brazil Power Holdings I Ltd.                      $1,681,565.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Richmond Power Enterprise, L.P.                         $1,315,546.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Nowa Sarzyna Holding B.V.                               $1,150,328.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Machine and Mechanical Services, Inc.             $1,070,599.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Freight Markets Corp.                             $1,030,193.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Processing Properties, Inc.                         $775,252.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Calvert City Power I, L.L.C.                              $650,768.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Acquisition III Corp.                               $542,332.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   San Juan Gas Company, Inc.                                $516,767.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   The New Energy Trading Company                            $302,482.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Calypso Pipeline, LLC                                     $289,324.00
------------------------------------------------------------- --------------------------------------------------- ------------------
                                                              EFS XIII, Inc. (f/k/a Harper Mechanical
Enron Corp.                                                   Corporation)                                              $271,027.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron International Asia Corp.                            $219,105.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Cabazon Power Partners LLC                                $200,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Wind Lake Benton LLC                                 $75,450.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Communications Group, Inc.                           $48,673.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Wind Storm Lake II LLC                               $47,488.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Gathering Company                                    $36,393.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   ECT Securities Limited Partnership                         $21,109.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   ECT Securities LP Corp.                                    $10,292.00
------------------------------------------------------------- --------------------------------------------------- ------------------
                                                              EREC Subsidiary III, LLC (f/k/a Enron Wind Energy
Enron Corp.                                                   Systems Corp.)                                              $9,955.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   ECT Securities GP Corp.                                     $8,972.00
------------------------------------------------------------- --------------------------------------------------- ------------------
                                                              EREC Subsidiary I, LLC (f/k/a Enron Wind Systems,
Enron Corp.                                                   Inc.)                                                       $7,894.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Telecommunications, Inc.                              $4,893.00
------------------------------------------------------------- --------------------------------------------------- ------------------
                                                              EREC Subsidiary II, LLC (f/k/a Enron Wind
Enron Corp.                                                   Constructors Corp.)                                         $3,670.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Wind Development Corp.                                $3,206.00
------------------------------------------------------------- --------------------------------------------------- ------------------
                                                              EFS II, Inc. (f/k/a EFS Construction and Services
Enron Corp.                                                   Company)                                                    $2,182.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Zond Minnesota Construction Company LLC                     $1,368.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Enron Federal Solutions, Inc.                               $1,176.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Corp.                                                   Zond Pacific, Inc.                                            $288.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Credit Inc.                                             Enron Corp.                                             $4,517,436.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Corp.                                       Enron Corp.                                           $223,174,753.00
------------------------------------------------------------- --------------------------------------------------- ------------------

------------------------------------------------------------- --------------------------------------------------- ------------------
                           DUE TO                                                  DUE FROM                            BALANCE
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Corp.                                       Enron South America LLC                                $50,763,530.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Corp.                                       Enron Mauritius Company                                $38,273,421.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Corp.                                       Enron International Holdings Corp.                      $9,682,543.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Funding Ltd.                                Enron Brazil Power Holdings XI Ltd.                   $204,963,939.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Funding Ltd.                                Enron do Brazil Holdings Ltd.                          $59,431,846.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Funding Ltd.                                Enron Brazil Power Holdings I Ltd.                     $19,003,105.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Funding Ltd.                                Enron Brazil Power Investments XI Ltd.                  $2,075,975.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Funding Ltd.                                Risk Management & Trading Corp.                           $506,532.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Funding Ltd.                                Atlantic Commercial Finance, Inc.                          $93,846.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Funding Ltd.                                Enron India Holdings Ltd.                                  $12,144.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Funding Ltd.                                Enron Development Management Ltd.                           $8,268.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Funding Ltd.                                Enron Middle East LLC                                       $5,210.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Funding Ltd.                                Enron Caribe VI Holdings Ltd.                               $5,083.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Funding Ltd.                                Enron International Korea Holdings Corp.                    $1,580.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Development Management Ltd.                             Enron Corp.                                                 $1,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron do Brazil Holdings Ltd.                                 Enron Brazil Power Holdings I Ltd.                        $456,937.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Information Solutions, Inc.                      Enron Corp.                                            $48,957,332.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Information Solutions, Inc.                      Enron Energy Services, LLC                              $5,498,431.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Information Solutions, Inc.                      Enron Energy Services, Inc.                             $3,333,621.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Information Solutions, Inc.                      Enron Energy Services North America, Inc.                   $5,000.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Marketing Corp.                                  Enron Corp.                                            $81,798,431.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                     Enron Energy Services Operations, Inc.                $124,341,377.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                     Enron Federal Solutions, Inc.                          $12,986,064.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                     Enron Energy Services, Inc.                             $8,090,940.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                     Enron Engineering & Construction Company                  $690,102.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                     Enron Broadband Services, Inc.                            $649,268.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                     Artemis Associates, L.L.C.                                $384,111.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                     Enron Acquisition III Corp.                               $164,520.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                     Operational Energy Corp.                                    $2,270.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                     National Energy Production Corporation                      $1,364.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                     Enron Equipment Procurement Company                           $880.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services North America, Inc.                     Enron Industrial Markets LLC                                  $101.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        Enron Energy Services, Inc.                           $625,823,097.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        Clinton Energy Management Services, Inc.              $190,028,444.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        Enron Energy Marketing Corp.                           $73,720,250.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        Enron Energy Information Solutions, Inc.               $69,042,141.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        EES Service Holdings, Inc.                             $15,387,161.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        Artemis Associates, L.L.C.                              $9,493,326.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        Enron Acquisition III Corp.                             $1,334,178.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        Operational Energy Corp.                                  $220,310.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        EFS Construction Management Services, Inc.                $145,163.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        Enron Industrial Markets LLC                               $46,400.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        Enron Middle East LLC                                      $20,623.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        Enron Engineering & Construction Company                   $10,603.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        EFS Holdings, Inc.                                          $9,313.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        National Energy Production Corporation                      $6,395.00
------------------------------------------------------------- --------------------------------------------------- ------------------
Enron Energy Services Operations, Inc.                        Enron Renewable Energy Corp.                                $4,229.00
------------------------------------------------------------- --------------------------------------------------- ------------------

------------------------------------------------------ --------------------------------------------------- -----------------------
                        DUE TO                                              DUE FROM                                BALANCE
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services Operations, Inc.                 Enron Merchant Investments Corp.                              $1,421.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services Operations, Inc.                 Enron Gas Liquids, Inc.                                         $761.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services Operations, Inc.                 Enron Power & Industrial Construction Company                   $315.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services Operations, Inc.                 Enron Fuels International, Inc.                                 $244.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services Operations, Inc.                 Enron Global LNG LLC                                            $140.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services Operations, Inc.                 Enron Pipeline Services Company                                 $124.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services Operations, Inc.                 Omicron Enterprises, Inc.                                        $98.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services Operations, Inc.                 Enron Equipment Procurement Company                              $59.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services, Inc.                            Enron Energy Services, LLC                              $800,387,526.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services, Inc.                            Enron Energy Marketing Corp.                            $353,854,546.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services, Inc.                            Tenant Services, Inc.                                    $10,177,720.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services, Inc.                            Clinton Energy Management Services, Inc.                  $7,302,801.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services, Inc.                            Enron Federal Solutions, Inc.                             $1,780,961.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services, Inc.                            EFS Construction Management Services, Inc.                  $132,905.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services, LLC                             Enron Energy Services Operations, Inc.                  $691,085,928.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services, LLC                             Enron Corp.                                                $656,632,849
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services, LLC                             Omicron Enterprises, Inc.                                $67,551,667.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services, LLC                             Enron Energy Marketing Corp.                             $18,831,337.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services, LLC                             Enron Energy Services North America, Inc.                   $848,219.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Energy Services, LLC                             Enron Federal Solutions, Inc.                               $277,571.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Enron Equipment Procurement Company                     $716,755,536.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               LINGTEC Constructors L.P.                                $90,958,007.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Enron Power Corp.                                        $49,051,501.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Superior Construction Company                            $10,705,242.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               National Energy Production Corporation                    $6,837,074.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Enron North America Corp.                                 $3,534,412.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Enron Power & Industrial Construction Company             $3,406,230.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               ECT Merchant Investments Corp.                              $914,107.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               LRCI, Inc.                                                  $127,640.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Operational Energy Corp.                                    $125,800.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Atlantic Commercial Finance, Inc.                           $101,108.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Enron Asset Management Resources, Inc.                       $67,985.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Enron India LLC                                              $56,708.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Enron Broadband Services, Inc.                               $47,546.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Enron Asia Pacific/Africa/China LLC                          $20,672.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Enron Pipeline Services Company                               $9,939.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Enron Operations Services Corp. (ETS)                         $6,175.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               NEPCO Services International, Inc.                            $3,729.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Artemis Associates, L.L.C.                                    $3,717.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Construction Company               Enron Communications Leasing Corp.                            $2,229.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Engineering & Operational Services Company       Enron North America Corp.                                     $1,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Equipment Procurement Company                    Enron Corp.                                             $590,613,645.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Equipment Procurement Company                    National Energy Production Corporation                  $335,388,760.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Equipment Procurement Company                    Enron Pipeline Construction Services Company              $1,550,078.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Equipment Procurement Company                    Superior Construction Company                               $482,874.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Equipment Procurement Company                    Enron Power Corp.                                            $45,692.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron North America Corp.                                $24,634,122.00
------------------------------------------------------ --------------------------------------------------- -----------------------

------------------------------------------------------ --------------------------------------------------- -----------------------
                        DUE TO                                              DUE FROM                                BALANCE
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron South America LLC                                  $14,265,184.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Asia Pacific/Africa/China LLC                       $9,005,904.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron India LLC                                           $8,077,475.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Engineering & Construction Company                  $5,590,935.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Broadband Services, Inc.                            $4,713,030.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Global Markets LLC                                  $1,896,010.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Caribbean Basin LLC                                 $1,886,630.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron International Holdings Corp.                        $1,393,427.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Middle East LLC                                     $1,341,812.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Superior Construction Company                               $434,321.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Operations Services Corp. (ETS)                       $292,096.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Energy Services Operations, Inc.                      $278,834.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Operational Energy Corp.                                    $191,468.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Equipment Procurement Company                         $181,561.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Global LNG LLC                                        $169,895.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Industrial Markets LLC                                $105,970.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              The Protane Corporation                                      $82,352.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Renewable Energy Corp.                                 $53,303.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              National Energy Production Corporation                       $36,898.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Power Corp.                                            $34,291.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              LINGTEC Constructors L.P.                                    $19,382.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Expat Services Inc.                              Enron Asset Management Resources, Inc.                        $1,642.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Federal Solutions, Inc.                          Enron Energy Services Operations, Inc.                    $3,294,898.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Freight Markets Corp.                            Enron Metals & Commodity Corp.                               $28,900.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       Enron Capital & Trade Resources International
Enron Gas Liquids, Inc.                                Corp.                                                    $14,129,582.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Gas Liquids, Inc.                                Enron Corp.                                               $4,848,629.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global LNG LLC                                   Enron North America Corp.                                 $3,783,808.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global LNG LLC                                   Enron India LLC                                           $1,271,553.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global LNG LLC                                   Enron Management, Inc.                                       $16,365.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Markets LLC                               Enron Gas Liquids, Inc.                                   $3,164,078.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Markets LLC                               Enron Freight Markets Corp.                               $1,806,104.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Markets LLC                               Calypso Pipeline, LLC                                     $1,743,201.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Markets LLC                               Enron Global LNG LLC                                      $1,503,267.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Markets LLC                               San Juan Gas Company, Inc.                                  $693,215.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Markets LLC                               Enron Middle East LLC                                       $512,700.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Markets LLC                               Risk Management & Trading Corp.                             $511,554.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Markets LLC                               Enron Energy Services, Inc.                                 $416,466.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Markets LLC                               Enron Caribbean Basin LLC                                   $411,412.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Markets LLC                               Enron Energy Services Operations, Inc.                       $68,561.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Markets LLC                               Enron Liquid Fuels, Inc.                                     $33,804.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Markets LLC                               Enron Fuels International, Inc.                               $5,267.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       Enron Capital & Trade Resources International
Enron Global Markets LLC                               Corp.                                                         $1,503.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Power & Pipelines L.L.C.                  Enron Corp.                                             $239,882,186.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Global Power & Pipelines L.L.C.                  Enron Caribbean Basin LLC                                   $960,095.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Holding Company L.L.C.                           Enron Corp.                                              $94,118,672.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron India LLC                                        Atlantic Commercial Finance, Inc.                        $23,683,443.00
------------------------------------------------------ --------------------------------------------------- -----------------------

------------------------------------------------------ --------------------------------------------------- -----------------------
                        DUE TO                                              DUE FROM                                BALANCE
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron India LLC                                        Enron Development Corp.                                   $4,186,864.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron India LLC                                        Enron Mauritius Company                                   $1,079,409.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron India LLC                                        Enron Broadband Services, Inc.                              $318,659.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron India LLC                                        Enron South America LLC                                      $67,614.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron India LLC                                        Enron Energy Services Operations, Inc.                       $59,955.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron India LLC                                        Enron Industrial Markets LLC                                 $11,439.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron India LLC                                        Offshore Power Production C.V.                                $4,729.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron India LLC                                        Enron International Inc.                                      $1,254.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Industrial Markets LLC                           Enron Broadband Services, Inc.                              $116,436.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Industrial Markets LLC                           Enron Freight Markets Corp.                                   $3,447.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Industrial Markets LLC                           Enron Global Markets LLC                                      $1,712.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Industrial Markets LLC                           Enron Asia Pacific/Africa/China LLC                             $130.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Industrial Markets LLC                           Operational Energy Corp.                                        $130.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron International Asset Management Corp.             Enron Corp.                                                 $623,598.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron International Fuel Management Company            Enron Global LNG LLC                                          $1,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron International Fuel Management Company            Enron Corp.                                                      $26.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron International Holdings Corp.                     The Protane Corporation                                   $1,516,305.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron International Holdings Corp.                     Enron Commercial Finance Ltd.                                 $2,102.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron International Korea Holdings Corp.               Enron Corp.                                                 $533,359.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Liquid Fuels, Inc.                               Enron Gas Liquids, Inc.                                   $3,645,703.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       Enron Capital & Trade Resources International
Enron Liquid Fuels, Inc.                               Corp.                                                     $1,863,103.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Liquid Fuels, Inc.                               Enron Freight Markets Corp.                                   $3,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Liquid Services Corp.                            Enron Corp.                                              $29,470,581.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Liquid Services Corp.                            Enron Transportation Services Company                     $5,898,417.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron LNG Marketing LLC                                Risk Management & Trading Corp.                          $11,088,266.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron LNG Marketing LLC                                Enron Corp.                                               $4,819,671.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron LNG Marketing LLC                                Enron North America Corp.                                   $569,296.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron LNG Shipping Company                             Enron LNG Marketing LLC                                     $935,331.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron LNG Shipping Company                             Enron Global LNG LLC                                          $1,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Machine and Mechanical Services, Inc.            Enron Operations Services Corp. (ETS)                       $947,663.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Machine and Mechanical Services, Inc.            Enron Transportation Services Company                         $3,916.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 EGP Fuels Company                                       $157,769,677.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron North America Corp.                                $89,248,186.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron Energy Services Operations, Inc.                    $1,050,540.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron Broadband Services, Inc.                              $479,585.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron Engineering & Construction Company                    $381,847.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron Operations Services Corp. (ETS)                       $265,649.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron Net Works LLC                                         $229,126.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron Asia Pacific/Africa/China LLC                         $149,840.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron Global Markets LLC                                    $132,878.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron Caribbean Basin LLC                                   $121,909.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron Expat Services Inc.                                   $110,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron South America LLC                                      $99,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 National Energy Production Corporation                       $62,229.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron India LLC                                              $48,996.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron Industrial Markets LLC                                 $34,541.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron Pipeline Services Company                              $12,047.00
------------------------------------------------------ --------------------------------------------------- -----------------------

------------------------------------------------------ --------------------------------------------------- -----------------------
                        DUE TO                                              DUE FROM                                BALANCE
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Enron Renewable Energy Corp.                                 $10,020.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Management, Inc.                                 Operational Energy Corp.                                      $1,328.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Metals & Commodity Corp.                         Enron Corp.                                              $93,768,993.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Metals & Commodity Corp.                         Enron Global Markets LLC                                     $33,129.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Metals & Commodity Corp.                         Enron North America Corp.                                    $18,597.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Metals & Commodity Corp.                         Enron Credit Inc.                                               $996.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Methanol Company                                 EGP Fuels Company                                         $6,817,785.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Methanol Company                                 Enron Gas Liquids, Inc.                                   $3,513,291.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Methanol Company                                 Risk Management & Trading Corp.                           $2,724,521.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Middle East LLC                                  Enron North America Corp.                                 $3,230,788.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Middle East LLC                                  Enron India LLC                                             $729,331.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Middle East LLC                                  Enron Global LNG LLC                                        $647,537.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Middle East LLC                                  Enron Liquid Fuels, Inc.                                     $58,710.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Middle East LLC                                  Enron Broadband Services, Inc.                                $7,867.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Middle East LLC                                  Enron Asia Pacific/Africa/China LLC                           $2,804.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Middle East LLC                                  Enron Renewable Energy Corp.                                     $49.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Natural Gas Marketing Corp.                      Enron North America Corp.                             $4,131,527,273.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Natural Gas Marketing Corp.                      Risk Management & Trading Corp.                         $320,432,719.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Global Markets LLC                                 $36,200,441.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Energy Services Operations, Inc.                   $21,201,639.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Industrial Markets LLC                             $18,601,824.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    EnronOnline, LLC                                         $15,486,309.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Caribbean Basin LLC                                 $8,419,052.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Broadband Services, Inc.                            $6,437,139.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron South America LLC                                   $5,245,866.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Engineering & Construction Company                  $3,476,726.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Artemis Associates, L.L.C.                                $3,063,436.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron North America Corp.                                 $2,523,403.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Asia Pacific/Africa/China LLC                       $1,989,297.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Power Marketing, Inc.                               $1,489,080.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron India LLC                                           $1,183,153.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    EFS IV, Inc. (f/k/a Williard, Inc.)                       $1,096,472.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Credit Inc.                                           $960,382.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    EFS I, Inc (f/k/a Limbach Facility Services, Inc.)          $945,730.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Pipeline Services Company                             $391,088.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Operations Services Corp. (ETS)                       $373,434.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Renewable Energy Corp.                                $368,629.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Reserve Acquisition Corp.                             $348,605.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    National Energy Production Corporation                      $283,313.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Middle East LLC                                       $203,406.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    LRCI, Inc.                                                  $195,064.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Global LNG LLC                                        $108,398.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Metals & Commodity Corp.                              $102,018.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Energy Services North America, Inc.                    $78,267.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    The New Energy Trading Company                               $62,877.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Operational Energy Corp.                                     $55,227.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Power Corp.                                            $53,946.00
------------------------------------------------------ --------------------------------------------------- -----------------------

------------------------------------------------------ --------------------------------------------------- -----------------------
                        DUE TO                                              DUE FROM                                BALANCE
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       Enron Capital & Trade Resources International
Enron Net Works LLC                                    Corp.                                                        $50,852.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Louisiana Gas Marketing Company                              $34,816.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Gas Liquids, Inc.                                      $24,362.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Energy Information Solutions, Inc.                     $18,636.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Louisiana Resources Company                                  $17,756.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Methanol Company                                       $17,639.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Superior Construction Company                                $16,152.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Expat Services Inc.                                    $15,898.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    ECT Merchant Investments Corp.                               $12,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    EFS Construction Management Services, Inc.                    $9,138.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Liquid Fuels, Inc.                                      $6,741.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Power & Industrial Construction Company                 $3,261.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    EGP Fuels Company                                             $2,054.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Clinton Energy Management Services, Inc.                      $1,894.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    ECT Strategic Value Corp.                                     $1,522.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Transportation Services Company                         $1,159.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Communications Leasing Corp.                              $922.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Enron Energy Marketing Corp.                                    $667.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Garden State Paper Company, LLC                                 $483.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Smith Street Land Company                                       $116.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    Intratex Gas Company                                             $91.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Net Works LLC                                    EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                  $71.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Corp.                                          $12,698,613,736.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       Enron Capital & Trade Resources International
Enron North America Corp.                              Corp.                                                   $448,007,106.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Oswego Cogen Company, LLC                               $388,534,411.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Gas Liquids, Inc.                                 $126,603,975.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Energy Services, Inc.                             $103,606,046.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Power Corp.                                        $65,261,706.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Broadband Services, Inc.                           $63,404,528.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Reserve Acquisition Corp.                          $56,265,698.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              EGS New Ventures Corp.                                   $36,706,029.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Equipment Procurement Company                      $18,797,456.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Clinton Energy Management Services, Inc.                 $15,797,457.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Industrial Markets LLC                             $15,652,633.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              LOA, Inc.                                                $12,681,153.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Global Markets LLC                                 $12,193,954.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Paulista Electrical Distribution, L.L.C.                 $11,505,970.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              EESO Merchant Investments, Inc.                          $11,455,402.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              E Power Holdings Corp.                                    $9,599,253.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Energy Services Operations, Inc.                    $7,132,174.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Garden State Paper Company, LLC                           $5,993,968.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Credit Inc.                                         $5,734,365.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              LRCI, Inc.                                                $3,333,725.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Liquid Fuels, Inc.                                  $2,488,408.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Richmond Power Enterprise, L.P.                           $1,333,982.00
------------------------------------------------------ --------------------------------------------------- -----------------------

------------------------------------------------------ --------------------------------------------------- -----------------------
                        DUE TO                                              DUE FROM                                BALANCE
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Caribbean Basin LLC                                 $1,021,785.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron International Asia Corp.                              $624,613.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              ECT Strategic Value Corp.                                   $619,026.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Global Power & Pipelines L.L.C.                       $359,483.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Asia Pacific/Africa/China LLC                         $243,901.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron India LLC                                             $199,336.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Calvert City Power I, L.L.C.                                $195,137.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              The Protane Corporation                                     $170,152.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              EGP Fuels Company                                            $48,836.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Renewable Energy Corp.                                 $44,517.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Energy Services North America, Inc.                    $24,547.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Calypso Pipeline, LLC                                         $1,982.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Freight Markets Corp.                                   $1,074.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Modulus Technologies, Inc.                                      $646.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              EFS Construction Management Services, Inc.                      $614.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                 $501.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Fuels International, Inc.                                 $186.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron International Inc.                                        $119.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Power & Industrial Construction Company                   $102.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              ECT Securities GP Corp.                                          $73.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Enron Pipeline Services Company                                  $62.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron North America Corp.                              Smith Street Land Company                                        $34.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Operations Services Corp. (ETS)                  Enron Corp.                                             $300,049,411.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Operations Services Corp. (ETS)                  Enron Alligator Alley Pipeline Company                      $783,476.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Operations Services Corp. (ETS)                  LOA, Inc.                                                   $194,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Operations Services Corp. (ETS)                  Calypso Pipeline, LLC                                       $167,565.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Operations Services Corp. (ETS)                  Enron North America Corp.                                    $76,761.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Operations Services Corp. (ETS)                  EGP Fuels Company                                            $35,781.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Operations Services Corp. (ETS)                  Enron Renewable Energy Corp.                                 $27,106.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Operations Services Corp. (ETS)                  Enron Power Corp.                                            $22,794.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Operations Services Corp. (ETS)                  Enron Energy Services Operations, Inc.                       $16,521.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Operations Services Corp. (ETS)                  Enron Liquid Services Corp.                                     $390.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Operations Services Corp. (ETS)                  Enron Liquid Fuels, Inc.                                        $151.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Operations Services Corp. (ETS)                  Enron Power & Industrial Construction Company                    $50.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Operations Services Corp. (ETS)                  Clinton Energy Management Services, Inc.                         $20.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Permian Gathering Inc.                           Enron Corp.                                               $8,950,940.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Permian Gathering Inc.                           Enron Transportation Services Company                        $22,625.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Pipeline Construction Services Company           Enron Operations Services Corp. (ETS)                     $3,112,658.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Pipeline Construction Services Company           Enron Corp.                                               $1,642,030.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Pipeline Services Company                        Enron Operations Services Corp. (ETS)                     $4,252,921.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Power & Industrial Construction Company          National Energy Production Corporation                   $33,391,511.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Power Corp.                                      Enron Corp.                                             $257,878,201.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Power Corp.                                      Enron Development Corp.                                   $5,362,922.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Power Corp.                                      Enron Asia Pacific/Africa/China LLC                       $4,474,012.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Power Corp.                                      LINGTEC Constructors L.P.                                   $167,693.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Power Corp.                                      Enron Power & Industrial Construction Company                $83,872.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Power Corp.                                      National Energy Production Corporation                       $46,974.00
------------------------------------------------------ --------------------------------------------------- -----------------------

------------------------------------------------------ --------------------------------------------------- -----------------------
                        DUE TO                                              DUE FROM                                BALANCE
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Power Corp.                                      Enron Renewable Energy Corp.                                  $4,560.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Power Corp.                                      EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)               $2,483.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Power Marketing, Inc.                            Enron North America Corp.                             $5,161,128,638.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Power Marketing, Inc.                            Enron Energy Services, Inc.                              $93,371,581.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Power Marketing, Inc.                            Enron Energy Marketing Corp.                             $36,360,710.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Power Marketing, Inc.                            Enron Energy Services Operations, Inc.                       $47,976.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Broadband Services, Inc.                           $51,728,730.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Energy Services Operations, Inc.                   $31,125,467.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Engineering & Construction Company                 $11,796,233.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Operations Services Corp. (ETS)                     $8,592,735.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Caribbean Basin LLC                                 $5,916,053.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron North America Corp.                                 $4,180,099.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron South America LLC                                   $3,037,841.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Net Works LLC                                       $3,030,911.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Asia Pacific/Africa/China LLC                       $2,868,256.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Global Markets LLC                                  $2,648,613.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Smith Street Land Company                                 $2,361,445.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Asset Management Resources, Inc.                    $2,296,530.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Artemis Associates, L.L.C.                                $2,047,768.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Management, Inc.                                    $1,978,116.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Industrial Markets LLC                              $1,373,057.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Expat Services Inc.                                 $1,144,594.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron India LLC                                           $1,133,233.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Energy Services North America, Inc.                   $958,799.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        EnronOnline, LLC                                            $648,625.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Operational Energy Corp.                                    $496,871.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Renewable Energy Corp.                                $378,703.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Global LNG LLC                                        $355,255.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Gas Liquids, Inc.                                     $287,559.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Middle East LLC                                       $251,800.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Energy Information Solutions, Inc.                    $224,593.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Power Corp.                                           $203,515.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Pipeline Services Company                             $180,897.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Liquid Fuels, Inc.                                     $45,919.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        National Energy Production Corporation                       $42,004.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Reserve Acquisition Corp.                              $33,396.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Metals & Commodity Corp.                               $25,870.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Louisiana Resources Company                                  $25,403.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        E Power Holdings Corp.                                       $23,632.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        EFS Construction Management Services, Inc.                   $20,084.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Communications Leasing Corp.                           $19,084.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Methanol Company                                       $10,025.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       Enron Capital & Trade Resources International
Enron Property & Services Corp.                        Corp.                                                         $9,727.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        ECT Strategic Value Corp.                                     $7,248.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Clinton Energy Management Services, Inc.                      $1,379.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Risk Management & Trading Corp.                                 $942.00
------------------------------------------------------ --------------------------------------------------- -----------------------

------------------------------------------------------ --------------------------------------------------- -----------------------
                        DUE TO                                              DUE FROM                                BALANCE
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Energy Marketing Corp.                                    $739.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        The Protane Corporation                                         $664.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Garden State Paper Company, LLC                                 $632.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        Enron Energy Services, LLC                                      $492.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        ECT Merchant Investments Corp.                                  $477.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        EGP Fuels Company                                               $394.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Property & Services Corp.                        ECT Securities Limited Partnership                              $183.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Renewable Energy Corp.                           Smith Street Land Company                               $147,885,701.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Renewable Energy Corp.                           Enron Caribbean Basin LLC                                    $67,346.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Reserve Acquisition Corp.                        Enron Corp.                                             $182,355,060.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Reserve Acquisition Corp.                        Enron Energy Services Operations, Inc.                           $95.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron North America Corp.                                $17,163,967.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron Development Funding Ltd.                            $6,051,500.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron Caribbean Basin LLC                                 $5,829,504.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron Engineering & Construction Company                  $4,985,088.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron do Brazil Holdings Ltd.                             $4,882,330.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron Global Markets LLC                                     $79,812.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron Commercial Finance Ltd.                                $41,692.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron Brazil Power Holdings XI Ltd.                          $41,115.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron Industrial Markets LLC                                 $28,303.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron Energy Services Operations, Inc.                       $12,834.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron Middle East LLC                                         $9,499.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron Energy Services North America, Inc.                     $7,031.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron International Inc.                                      $5,793.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                ECT Strategic Value Corp.                                     $3,740.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron Global LNG LLC                                          $1,340.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Superior Construction Company                                   $519.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron South America LLC                                Enron Renewable Energy Corp.                                    $311.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Telecommunications, Inc.                         Enron Broadband Services, Inc.                                  $950.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Trailblazer Pipeline Company                     Enron Corp.                                              $26,770,652.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Transportation Services Company                  Enron Corp.                                           $1,964,832,702.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Transportation Services Company                  Enron North America Corp.                               $440,863,566.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Transportation Services Company                  Enron Development Corp.                                 $406,088,333.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Transportation Services Company                  Enron Operations Services Corp. (ETS)                   $303,045,719.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Transportation Services Company                  Enron Asset Management Resources, Inc.                      $313,868.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Transportation Services Company                  Enron Pipeline Services Company                             $219,901.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Transportation Services Company                  Artemis Associates, L.L.C.                                   $25,238.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Transportation Services Company                  Enron Methanol Company                                        $6,305.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Ventures Corp.                                   San Juan Gas Company, Inc.                                $1,083,092.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Ventures Corp.                                   Enron North America Corp.                                    $73,532.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron WarpSpeed Services, Inc.                         Enron Corp.                                               $1,232,654.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Wind Development Corp.                           EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)          $88,252,068.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       EREC Subsidiary III, LLC (f/k/a Enron Wind Energy
Enron Wind Development Corp.                           Systems Corp.)                                            $1,798,176.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Wind Development Corp.                           Cabazon Power Partners LLC                                  $200,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Wind Development Corp.                           Enron Wind Lake Benton LLC                                   $28,696.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Wind Development Corp.                           Enron Wind Storm Lake II LLC                                  $7,645.00
------------------------------------------------------ --------------------------------------------------- -----------------------

------------------------------------------------------ --------------------------------------------------- -----------------------
                        DUE TO                                              DUE FROM                                BALANCE
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Wind Development Corp.                           Zond Minnesota Construction Company LLC                         $800.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Wind Lake Benton LLC                             EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)           $1,753,152.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Wind Lake Benton LLC                             Zond Minnesota Construction Company LLC                     $517,173.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       EREC Subsidiary I, LLC (f/k/a Enron Wind Systems,
Enron Wind Lake Benton LLC                             Inc.)                                                        $78,116.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Wind Storm Lake I LLC                            EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)             $179,877.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       EREC Subsidiary I, LLC (f/k/a Enron Wind Systems,
Enron Wind Storm Lake I LLC                            Inc.)                                                       $144,820.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Enron Wind Storm Lake I LLC                            Enron Corp.                                                  $80,710.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EnronOnline, LLC                                       Enron North America Corp.                                 $8,497,423.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EnronOnline, LLC                                       Enron Global Markets LLC                                  $3,776,769.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EnronOnline, LLC                                       Enron Power Marketing, Inc.                                 $980,861.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EnronOnline, LLC                                       Enron Industrial Markets LLC                                $914,171.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       Enron Capital & Trade Resources International
EnronOnline, LLC                                       Corp.                                                       $560,492.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EnronOnline, LLC                                       Enron Broadband Services, Inc.                              $501,603.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EnronOnline, LLC                                       Enron Reserve Acquisition Corp.                             $140,123.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EnronOnline, LLC                                       Enron Liquid Fuels, Inc.                                    $140,123.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EnronOnline, LLC                                       Enron Engineering & Construction Company                     $12,146.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EnronOnline, LLC                                       Enron Energy Services Operations, Inc.                        $2,750.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EnronOnline, LLC                                       Enron Energy Services North America, Inc.                     $2,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary I, LLC (f/k/a Enron                    EREC Subsidiary II, LLC (f/k/a Enron Wind
Wind Systems, Inc.)                                    Constructors Corp.)                                     $191,130,164.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary I, LLC (f/k/a Enron
Wind Systems, Inc.)                                    Enron Wind Development Corp.                            $110,762,142.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary I, LLC (f/k/a Enron
 Wind Systems, Inc.)                                   Enron Renewable Energy Corp.                              $4,457,980.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary I, LLC (f/k/a Enron
Wind Systems, Inc.)                                    Enron Wind Storm Lake II LLC                              $1,727,500.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary I, LLC (f/k/a Enron
Wind Systems, Inc.)                                    Zond Pacific, Inc.                                          $406,552.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary I, LLC (f/k/a Enron
Wind Systems, Inc.)                                    Green Power Partners I LLC                                  $300,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary II, LLC (f/k/a Enron
Wind Constructors Corp.)                               EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)         $171,337,449.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary II, LLC (f/k/a Enron
Wind Constructors Corp.)                               Enron Wind Development Corp.                             $32,408,392.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary II, LLC (f/k/a Enron
Wind Constructors Corp.)                               Green Power Partners I LLC                               $21,100,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary II, LLC (f/k/a Enron
Wind Constructors Corp.)                               Cabazon Power Partners LLC                                $2,200,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary II, LLC (f/k/a Enron
Wind Constructors Corp.)                               Zond Minnesota Construction Company LLC                   $1,510,465.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary II, LLC (f/k/a Enron
Wind Constructors Corp.)                               Enron Wind Storm Lake I LLC                                 $934,343.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary III, LLC (f/k/a Enron                  EREC Subsidiary I, LLC (f/k/a Enron Wind Systems,
Wind Energy Systems Corp.)                             Inc.)                                                   $208,885,892.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary III, LLC (f/k/a Enron                  EREC Subsidiary II, LLC (f/k/a Enron Wind
Wind Energy Systems Corp.)                             Constructors Corp.)                                      $17,393,022.00
------------------------------------------------------ --------------------------------------------------- -----------------------

------------------------------------------------------ --------------------------------------------------- -----------------------
                        DUE TO                                              DUE FROM                                BALANCE
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary III, LLC (f/k/a Enron
Wind Energy Systems Corp.)                             Enron Wind Lake Benton LLC                                $2,371,712.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary IV, LLC (f/k/a Enron                   EREC Subsidiary I, LLC (f/k/a Enron Wind Systems,
Wind Maintenance Corp.)                                Inc.)                                                       $252,780.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary V, LLC (f/k/a Enron                    EREC Subsidiary III, LLC (f/k/a Enron Wind Energy
Wind Corp.)                                            Systems Corp.)                                          $252,803,328.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary V, LLC (f/k/a Enron                    EREC Subsidiary I, LLC (f/k/a Enron Wind Systems,
Wind Corp.)                                            Inc.)                                                   $215,083,153.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary V, LLC (f/k/a Enron
Wind Corp.)                                            Enron Renewable Energy Corp.                             $77,747,035.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary V, LLC (f/k/a Enron
Wind Corp.)                                            ZWHC LLC                                                  $1,200,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary V, LLC (f/k/a Enron                    EREC Subsidiary IV, LLC (f/k/a Enron Wind
Wind Corp.)                                            Maintenance Corp.)                                          $396,797.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary V, LLC (f/k/a Enron
Wind Corp.)                                            Victory Garden Power Partners I L.L.C.                      $200,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary V, LLC (f/k/a Enron
Wind Corp.)                                            Enron Wind Storm Lake II LLC                                $158,464.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary V, LLC (f/k/a Enron
Wind Corp.)                                            Zond Pacific, Inc.                                          $116,637.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary V, LLC (f/k/a Enron
Wind Corp.)                                            Risk Management & Trading Corp.                              $73,442.00
------------------------------------------------------ --------------------------------------------------- -----------------------
EREC Subsidiary V, LLC (f/k/a Enron
Wind Corp.)                                            Atlantic Commercial Finance, Inc.                             $6,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Green Power Partners I LLC                             Enron Energy Services, Inc.                                  $91,197.00
------------------------------------------------------ --------------------------------------------------- -----------------------
LGMI, Inc.                                             Louisiana Gas Marketing Company                          $28,872,588.00
------------------------------------------------------ --------------------------------------------------- -----------------------
LGMI, Inc.                                             Enron Corp.                                              $18,147,687.00
------------------------------------------------------ --------------------------------------------------- -----------------------
LGMI, Inc.                                             Enron North America Corp.                                    $78,360.00
------------------------------------------------------ --------------------------------------------------- -----------------------
LINGTEC Constructors L.P.                              Enron Corp.                                              $31,652,088.00
------------------------------------------------------ --------------------------------------------------- -----------------------
LINGTEC Constructors L.P.                              Enron Equipment Procurement Company                      $27,135,399.00
------------------------------------------------------ --------------------------------------------------- -----------------------
LOA, Inc.                                              Enron Corp.                                              $34,288,719.00
------------------------------------------------------ --------------------------------------------------- -----------------------
LOA, Inc.                                              Enron Reserve Acquisition Corp.                             $126,466.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Louisiana Gas Marketing Company                        Enron North America Corp.                                $32,632,154.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Louisiana Gas Marketing Company                        Louisiana Resources Company                               $4,352,872.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Louisiana Gas Marketing Company                        Risk Management & Trading Corp.                           $1,798,473.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Louisiana Resources Company                            Enron Corp.                                              $26,760,484.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Louisiana Resources Company                            Enron North America Corp.                                 $5,934,701.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Louisiana Resources Company                            LGMI, Inc.                                                  $802,382.00
------------------------------------------------------ --------------------------------------------------- -----------------------
LRCI, Inc.                                             LGMI, Inc.                                               $61,211,643.00
------------------------------------------------------ --------------------------------------------------- -----------------------
LRCI, Inc.                                             Louisiana Resources Company                              $29,840,748.00
------------------------------------------------------ --------------------------------------------------- -----------------------
LRCI, Inc.                                             Louisiana Gas Marketing Company                          $21,174,401.00
------------------------------------------------------ --------------------------------------------------- -----------------------
LRCI, Inc.                                             EGS New Ventures Corp.                                    $3,455,777.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Modulus Technologies, Inc.                             Enron Corp.                                               $8,216,825.00
------------------------------------------------------ --------------------------------------------------- -----------------------
National Energy Production Corporation                 Enron Corp.                                             $467,402,871.00
------------------------------------------------------ --------------------------------------------------- -----------------------
National Energy Production Corporation                 Operational Energy Corp.                                    $224,564.00
------------------------------------------------------ --------------------------------------------------- -----------------------
National Energy Production Corporation                 LINGTEC Constructors L.P.                                   $109,823.00
------------------------------------------------------ --------------------------------------------------- -----------------------
National Energy Production Corporation                 Enron South America LLC                                      $90,434.00
------------------------------------------------------ --------------------------------------------------- -----------------------
National Energy Production Corporation                 Enron Broadband Services, Inc.                                $7,835.00
------------------------------------------------------ --------------------------------------------------- -----------------------
National Energy Production Corporation                 Superior Construction Company                                 $6,803.00
------------------------------------------------------ --------------------------------------------------- -----------------------
National Energy Production Corporation                 Enron North America Corp.                                       $276.00
------------------------------------------------------ --------------------------------------------------- -----------------------
NEPCO Power Procurement Company                        National Energy Production Corporation                   $56,409,266.00
------------------------------------------------------ --------------------------------------------------- -----------------------
NEPCO Power Procurement Company                        Enron Engineering & Construction Company                      $1,996.00
------------------------------------------------------ --------------------------------------------------- -----------------------
NEPCO Services International, Inc.                     National Energy Production Corporation                    $2,638,706.00
------------------------------------------------------ --------------------------------------------------- -----------------------
NEPCO Services International, Inc.                     Operational Energy Corp.                                    $114,332.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Nowa Sarzyna Holding B.V.                              Enron Development Funding Ltd.                            $2,027,867.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Omicron Enterprises, Inc.                              Enron Corp.                                                 $550,386.00
------------------------------------------------------ --------------------------------------------------- -----------------------

------------------------------------------------------ --------------------------------------------------- -----------------------
                        DUE TO                                              DUE FROM                                BALANCE
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Enron Corp.                                              $42,877,566.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Enron Energy Services, Inc.                                 $729,047.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Enron Federal Solutions, Inc.                               $213,597.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Enron North America Corp.                                   $188,670.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Enron Equipment Procurement Company                          $21,198.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Enron Transportation Services Company                        $12,965.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Enron South America LLC                                      $11,392.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Enron India LLC                                              $11,392.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Enron Middle East LLC                                        $11,392.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Enron Operations Services Corp. (ETS)                         $6,641.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Superior Construction Company                                 $5,933.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Enron Asset Management Resources, Inc.                        $4,399.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Enron Renewable Energy Corp.                                  $1,991.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Operational Energy Corp.                               Enron Energy Services, LLC                                    $1,404.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Oswego Cogen Company, LLC                              Enron Corp.                                                 $307,331.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Enron Corp.                                           $5,116,703,129.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Enron North America Corp.                             $2,785,407,913.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Enron Power Marketing, Inc.                           $1,883,331,175.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Enron Energy Services, Inc.                             $639,518,995.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Enron Gas Liquids, Inc.                                 $308,066,391.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Enron Reserve Acquisition Corp.                          $71,927,403.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Enron Liquid Fuels, Inc.                                 $23,671,113.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Garden State Paper Company, LLC                           $8,186,964.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Enron Fuels International, Inc.                           $5,319,031.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Clinton Energy Management Services, Inc.                  $4,703,364.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        ECT Strategic Value Corp.                                 $4,595,590.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Enron Industrial Markets LLC                              $1,250,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        LRCI, Inc.                                                $1,096,974.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        The Protane Corporation                                     $665,514.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Enron Broadband Services, L.P.                              $429,205.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        ENA Upstream Company, LLC                                   $403,517.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        ECT Merchant Investments Corp.                              $144,096.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Enron Freight Markets Corp.                                  $29,539.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Enron Engineering & Construction Company                     $18,323.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Risk Management & Trading Corp.                        Enron International Inc.                                        $820.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Superior Construction Company                          Enron Power Corp.                                           $969,558.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Superior Construction Company                          Enron Corp.                                                 $950,111.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Tenant Services, Inc.                                  Enron Energy Services Operations, Inc.                   $72,241,317.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Tenant Services, Inc.                                  Enron Energy Services, LLC                                $3,556,341.00
------------------------------------------------------ --------------------------------------------------- -----------------------
The Protane Corporation                                San Juan Gas Company, Inc.                                $1,901,624.00
------------------------------------------------------ --------------------------------------------------- -----------------------
The Protane Corporation                                Atlantic Commercial Finance, Inc.                         $1,476,147.00
------------------------------------------------------ --------------------------------------------------- -----------------------
The Protane Corporation                                Enron Global Markets LLC                                    $142,532.00
------------------------------------------------------ --------------------------------------------------- -----------------------
TLS Investors, L.L.C.                                  Enron North America Corp.                                $56,558,273.00
------------------------------------------------------ --------------------------------------------------- -----------------------
Transwestern Gathering Company                         Enron Corp.                                              $63,168,309.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       EREC Subsidiary I, LLC (f/k/a Enron Wind Systems,
Victory Garden Power Partners I L.L.C.                 Inc.)                                                       $200,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       EREC Subsidiary I, LLC (f/k/a Enron Wind Systems,
Zond Minnesota Construction Company LLC                Inc.)                                                     $1,703,598.00
------------------------------------------------------ --------------------------------------------------- -----------------------

------------------------------------------------------ --------------------------------------------------- -----------------------
                        DUE TO                                              DUE FROM                                BALANCE
------------------------------------------------------ --------------------------------------------------- -----------------------
Zond Minnesota Construction Company LLC                EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)             $875,726.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       EREC Subsidiary II, LLC (f/k/a Enron Wind
ZWHC LLC                                               Constructors Corp.)                                         $430,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
ZWHC LLC                                               Enron Wind Development Corp.                                $290,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       EREC Subsidiary III, LLC (f/k/a Enron Wind Energy
ZWHC LLC                                               Systems Corp.)                                              $200,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
                                                       EREC Subsidiary I, LLC (f/k/a Enron Wind Systems,
ZWHC LLC                                               Inc.)                                                       $100,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------
ZWHC LLC                                               Green Power Partners I LLC                                   $90,000.00
------------------------------------------------------ --------------------------------------------------- -----------------------

                                    EXHIBIT G

                    CONVENIENCE CLAIM DISTRIBUTION PERCENTAGE



---------------------------------------------------------------------- ----------------------------------------------------------
                          CONVENIENCE CLASS                                             DISTRIBUTION PERCENTAGE
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Metals & Commodity Corp.                                                                   27.8%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Corp.                                                                                      15.6%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron North America Corp.                                                                        18.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Power Marketing, Inc.                                                                      20.6%
---------------------------------------------------------------------- ----------------------------------------------------------
PBOG Corp.                                                                                       68.0%
---------------------------------------------------------------------- ----------------------------------------------------------
Smith Street Land Company                                                                        12.0%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Broadband Services, Inc.                                                                   11.0%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Energy Services Operations, Inc.                                                           14.5%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Energy Marketing Corp.                                                                     21.7%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Energy Services, Inc.                                                                      17.8%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Energy Services, LLC                                                                       20.5%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Transportation Services, LLC                                                               68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
BAM Leasing Company                                                                              5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
ENA Asset Holdings L.P.                                                                          5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Gas Liquids, Inc.                                                                          10.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Global Markets LLC                                                                         5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Net Works LLC                                                                              13.5%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Industrial Markets LLC                                                                     5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Operational Energy Corp.                                                                         12.9%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Engineering & Construction Company                                                         15.5%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Engineering & Operational Services Company                                                 5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Garden State Paper Company, LLC                                                                  5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Palm Beach Development Company, L.L.C.                                                           5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Tenant Services, Inc.                                                                            14.3%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Energy Information Solutions, Inc.                                                         16.0%
---------------------------------------------------------------------- ----------------------------------------------------------
EESO Merchant Investments, Inc.                                                                  40.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Federal Solutions, Inc.                                                                    10.6%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Freight Markets Corp.                                                                      19.3%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Broadband Services, L.P.                                                                   8.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Energy Services North America, Inc.                                                        11.3%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron LNG Marketing LLC                                                                          68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Calypso Pipeline, LLC                                                                            68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Global LNG LLC                                                                             68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron International Fuel Management Company                                                      5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Natural Gas Marketing Corp.                                                                21.5%
---------------------------------------------------------------------- ----------------------------------------------------------
ENA Upstream Company LLC                                                                         5.3%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Liquid Fuels, Inc.                                                                         9.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron LNG Shipping Company                                                                       68.1%
---------------------------------------------------------------------- ----------------------------------------------------------

---------------------------------------------------------------------- ----------------------------------------------------------
                          CONVENIENCE CLASS                                             DISTRIBUTION PERCENTAGE
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Property & Services Corp.                                                                  8.3%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Capital & Trade Resources International Corp.                                              23.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Communications Leasing Corp.                                                               17.3%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Wind Corp.                                                                                 28.4%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Wind Systems, Inc.                                                                         45.0%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Wind Energy Systems Corp.                                                                  42.0%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Wind Maintenance Corp.                                                                     5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Wind Constructors Corp.                                                                    40.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EREC Subsidiary I, LLC                                                               see Enron Wind Systems, Inc.
---------------------------------------------------------------------- ----------------------------------------------------------
EREC Subsidiary II, LLC                                                            see Enron Wind Constructors Corp.
---------------------------------------------------------------------- ----------------------------------------------------------
EREC Subsidiary III, LLC                                                          see Enron Wind Energy Systems Corp.
---------------------------------------------------------------------- ----------------------------------------------------------
EREC Subsidiary IV, LLC                                                            see Enron Wind Maintenance Corp.
---------------------------------------------------------------------- ----------------------------------------------------------
EREC Subsidiary V, LLC                                                                   see Enron Wind Corp.
---------------------------------------------------------------------- ----------------------------------------------------------
Intratex Gas Company                                                                             5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Processing Properties, Inc.                                                                5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Methanol Company                                                                           5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Ventures Corp.                                                                             13.2%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Mauritius Company                                                                          5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron India Holdings Ltd.                                                                        5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Offshore Power Production C.V.                                                                   68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
The New Energy Trading Company                                                                   68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EES Service Holdings, Inc.                                                                       37.9%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Wind Development LLC                                                                       66.1%
---------------------------------------------------------------------- ----------------------------------------------------------
ZWHC LLC                                                                                         68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Zond Pacific, LLC                                                                                5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Reserve Acquisition Corp.                                                                  20.6%
---------------------------------------------------------------------- ----------------------------------------------------------
National Energy Production Corporation                                                           5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Power & Industrial Construction Company                                                    5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
NEPCO Power Procurement Company                                                                  5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
NEPCO Services International, Inc.                                                               5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
San Juan Gas Company, Inc.                                                                       5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EBF LLC                                                                                          68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Zond Minnesota Construction Company LLC                                                          34.4%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Fuels International, Inc.                                                                  18.5%
---------------------------------------------------------------------- ----------------------------------------------------------
E Power Holdings Corp.                                                                           42.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS Construction Management Services, Inc.                                                       5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Management, Inc.                                                                           10.6%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Expat Services, Inc.                                                                       21.6%
---------------------------------------------------------------------- ----------------------------------------------------------
Artemis Associates, LLC                                                                          16.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Clinton Energy Management Services, Inc.                                                         18.7%
---------------------------------------------------------------------- ----------------------------------------------------------
LINGTEC Constructors L.P.                                                                        9.9%
---------------------------------------------------------------------- ----------------------------------------------------------
EGS New Ventures Corp.                                                                           6.3%
---------------------------------------------------------------------- ----------------------------------------------------------
Louisiana Gas Marketing Company                                                                  7.9%
---------------------------------------------------------------------- ----------------------------------------------------------
Louisiana Resources Company                                                                      14.5%
---------------------------------------------------------------------- ----------------------------------------------------------

---------------------------------------------------------------------- ----------------------------------------------------------
                          CONVENIENCE CLASS                                             DISTRIBUTION PERCENTAGE
---------------------------------------------------------------------- ----------------------------------------------------------
LGMI, Inc.                                                                                       12.2%
---------------------------------------------------------------------- ----------------------------------------------------------
LRCI, Inc.                                                                                       13.7%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Communications Group, Inc.                                                                 5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EnRock Management, LLC                                                                           5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
ECI Texas, L.P.                                                                                  68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EnRock, L.P.                                                                                     68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
ECI-Nevada Corp.                                                                                 22.6%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Alligator Alley Pipeline Company                                                           5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Wind Storm Lake I LLC                                                                      5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
ECT Merchant Investments Corp.                                                                   67.8%
---------------------------------------------------------------------- ----------------------------------------------------------
EnronOnLine, LLC                                                                                 15.0%
---------------------------------------------------------------------- ----------------------------------------------------------
St. Charles Development Company, L.L.C.                                                          5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Calcasieu Development Company, L.L.C.                                                            5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Calvert City Power I, L.L.C.                                                                     5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron ACS, Inc.                                                                                  5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
LOA, Inc.                                                                                        36.2%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron India LLC                                                                                  6.3%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron International Inc.                                                                         5.2%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron International Holdings Corp.                                                               10.7%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Middle East LLC                                                                            6.8%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron WarpSpeed Services, Inc.                                                                   5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Modulus Technologies, Inc.                                                                       68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Telecommunications, Inc.                                                                   5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
DataSystems Group, Inc.                                                                          5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Risk Management & Trading Corp.                                                                  68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Omicron Enterprises, Inc.                                                                        5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS I, Inc.                                                                                      50.8%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS II, Inc.                                                                                     5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS III, Inc.                                                                                    68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS V, Inc.                                                                                      68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS VI, L.P.                                                                                     5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS VII, Inc.                                                                                    5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS IX, Inc.                                                                                     68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS X, Inc.                                                                                      5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS XI, Inc.                                                                                     5.3%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS XII, Inc.                                                                                    8.5%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS XV, Inc.                                                                                     5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS XVII, Inc.                                                                                   68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Jovinole Associates                                                                              5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS Holdings, Inc.                                                                               16.7%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Operations Services, LLC                                                                   19.7%
---------------------------------------------------------------------- ----------------------------------------------------------
Green Power Partners I LLC                                                                       68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
TLS Investors, L.L.C.                                                                            22.2%
---------------------------------------------------------------------- ----------------------------------------------------------
ECT Securities Limited Partnership                                                               8.6%
---------------------------------------------------------------------- ----------------------------------------------------------

---------------------------------------------------------------------- ----------------------------------------------------------
                          CONVENIENCE CLASS                                             DISTRIBUTION PERCENTAGE
---------------------------------------------------------------------- ----------------------------------------------------------
ECT Securities LP Corp.                                                                          5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
ECT Securities GP Corp.                                                                          5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
KUCC Cleburne, LLC                                                                               5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron International Asset Management Corp.                                                       68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Brazil Power Holdings XI Ltd.                                                              5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Holding Company L.L.C.                                                                     68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Development Management Ltd.                                                                68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron International Korea Holdings Corp.                                                         68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Caribe VI Holdings Ltd.                                                                    5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron International Asia Corp.                                                                   68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Brazil Power Investments XI Ltd.                                                           5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Paulista Electrical Distribution, L.L.C.                                                         5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Pipeline Construction Services Company                                                     68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Pipeline Services Company                                                                  5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Trailblazer Pipeline Company                                                               68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Liquid Services Corp.                                                                      68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Machine and Mechanical Services, Inc.                                                      7.4%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Commercial Finance Ltd.                                                                    68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Permian Gathering Inc.                                                                     68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Transwestern Gathering Company                                                                   68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Gathering Company                                                                          5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
EGP Fuels Company                                                                                5.2%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Asset Management Resources, Inc.                                                           5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Brazil Power Holdings I Ltd.                                                               19.8%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron do Brazil Holdings Ltd.                                                                    11.3%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Wind Storm Lake II LLC                                                                     5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Renewable Energy Corp.                                                                     8.5%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Acquisition III Corp.                                                                      19.0%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Wind Lake Benton LLC                                                                       12.3%
---------------------------------------------------------------------- ----------------------------------------------------------
Superior Construction Company                                                                    17.8%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS IV, Inc.                                                                                     24.8%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS VIII, Inc.                                                                                   38.6%
---------------------------------------------------------------------- ----------------------------------------------------------
EFS XIII, Inc.                                                                                   68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Credit Inc.                                                                                8.7%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Power Corp.                                                                                28.3%
---------------------------------------------------------------------- ----------------------------------------------------------
Richmond Power Enterprise, L.P.                                                                  5.1%
---------------------------------------------------------------------- ----------------------------------------------------------
ECT Strategic Value Corp.                                                                        11.8%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Development Funding Ltd.                                                                   18.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Atlantic Commercial Finance, Inc.                                                                12.4%
---------------------------------------------------------------------- ----------------------------------------------------------
The Protane Corporation                                                                          68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Asia Pacific/Africa/ China LLC                                                             29.7%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Development Corp.                                                                          15.9%
---------------------------------------------------------------------- ----------------------------------------------------------
ET Power 3 LLC                                                                                   68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Nowa Sarzyna Holding B.V.                                                                        68.1%
---------------------------------------------------------------------- ----------------------------------------------------------

---------------------------------------------------------------------- ----------------------------------------------------------
                          CONVENIENCE CLASS                                             DISTRIBUTION PERCENTAGE
---------------------------------------------------------------------- ----------------------------------------------------------
Enron South America LLC                                                                          23.6%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Global Power & Pipelines LLC                                                               50.8%
---------------------------------------------------------------------- ----------------------------------------------------------
Portland General Holdings, Inc.                                                                  49.3%
---------------------------------------------------------------------- ----------------------------------------------------------
Portland Transition Company, Inc.                                                                0.0%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Guaranty Claims                                                                            13.0%
---------------------------------------------------------------------- ----------------------------------------------------------
Wind Guaranty Claims                                                                             25.8%
---------------------------------------------------------------------- ----------------------------------------------------------
Cabazon Power Partners LLC                                                                       68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Cabazon Holdings LLC                                                                             68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Caribbean Basin LLC                                                                        14.8%
---------------------------------------------------------------------- ----------------------------------------------------------
Victory Garden Power Partners I LLC                                                              68.1%
---------------------------------------------------------------------- ----------------------------------------------------------
Oswego Cogen Company, LLC                                                                        7.5%
---------------------------------------------------------------------- ----------------------------------------------------------
Enron Equipment & Procurement Company                                                            17.2%
---------------------------------------------------------------------- ----------------------------------------------------------
ENA Guaranty Claims                                                                              15.5%
---------------------------------------------------------------------- ----------------------------------------------------------
ACFI Guaranty Claims                                                                             9.8%
---------------------------------------------------------------------- ----------------------------------------------------------
EPC Guaranty Claims                                                                              25.7%
---------------------------------------------------------------------- ----------------------------------------------------------

                                    EXHIBIT H

                         LIST OF POTENTIAL PRISMA ASSETS


ACCROVEN SRL
ACCROVEN SRL - Venezuelan Branch
Compression Projects Finance Ltd.
Enron Accro B.V.
Enron Industrial de Venezuela Ltd.
Enron Comercializadora de Energia Argentina S.A.
Enron International Argentina Investments Ltd.
Enron International Argentina Holdings Ltd.
Enron Power Philippines Corp.
Batangas Power Corp
Bahia Las Minas Corp.
Enron Caribe III Ltd.
Enron Internacional Panama, S.A.
Enron Panama Management Services L.L.C.
Compania Anonima Luz y Fuerza Electrica de Puerto Cabello
Enron International Development Services, Inc.
Enron Colombia Investments Limited Partnership
Enron Colombia Transportation Ltd.
Enron Pipeline Colombia Limited Partnership
Centragas - Transportadora de Gas de la Region Central de Enron Development & Cia., S.C.A.
Enron Electricidad de Nicaragua, S.A.
Enron Caribe VI Ltd.
Empresa Energetica Corinto Ltd.
Empresa Energetica Corinto Ltd. - Nicaraguan Branch
Enron International Americas Corp.
Enron International Bolivia Holdings Ltd.
EPE - Empresa Produtora de Energia Ltda.
EPE - Empresa Produtora de Energia Ltda. - Cuiaba/Mato Grosso Branch
EPE Generation Holdings Ltd.
EPE Holdings Ltd.
EPE Investments Ltd.
GasMat Holdings Ltd.
GasMat Investments Ltd.
GasOcidente do Mato Grosso Ltda.
GasOcidente do Mato Grosso Ltda. - Cuiaba/Mato Grosso Branch
GasOriente Boliviano Ltda.
Transborder Gas Services Ltd.
EN - Eletricidade do Brasil Ltda.
Enron Brazil Power Holdings X Ltd.
Enron Brazil Power Investments X Ltd.
Enron Electric Brazil Holdings Ltd.

Enron Electric Brazil Ltd.
Geracao Centro Oeste Ltda.
Enron America do Sul Ltda.
Enron Brazil Ltd.
Enron Brazil Power Holdings II Ltd.
Enron Brazil Power Investments II Ltd.
Enron Brazil Services Ltd.
ELEKTRO - Eletricidade e Servicos S.A.
Enron Brazil Power Holdings V Ltd.
Enron Brazil Power Investments V Ltd.
EIE - Enron Investimentos Energeticos Ltda.
EPC - Empresa Paranaense Comercializadora Ltda.
ETB - Energia Total do Brasil Ltda.
Enron Brazil Power Holdings IV Ltd.
Terraco Investments Ltd.
ELEKTRO Comercializadora de Energia Ltda.
Elektrocieplownia Nowa Sarzyna Sp. z o.o.
Enron Poland Investment B.V.
Enron Europe Operations (Advisor) Limited
Enron Europe Operations (Supervisor) Limited
Generacion Mediterranea, S.A. (formerly - Enron America del Sur S.A.) Bolivia Holdings Ltd.
Enron (Bolivia) C.V.
Enron (Bolivia) C.V. - Bolivian Branch
Enron Reserve 7 B.V.
Gas Transboliviano S.A.
TR Holdings Ltda.
Enron Transportadora Holdings Ltd.
Global Expat Services Corp
Enron Guam Piti Corporation
EI Guam Operations, L.L.C.
Enron Development Piti Holdings Corp.
Marianas Energy Company LLC
Enron de Nicaragua Ltd.
Electricidad del Pacifico, S.A.
Enron Guatemala Holdings Ltd.
Enron Servicios Guatemala, Limitada
Pacific Energy Financing Ltd.
Poliwatt, Limitada
PQP Limited
Puerto Quetzal Power Corp.
Puerto Quetzal Power LLC
Puerto Quetzal Power LLC - Guatemala Branch
Enron Servicios Guatemala, Limitada, El Salvador Branch
Poliwatt, Limitada, El Salvador Branch
Enron Dominican Republic Ltd.
Enron Dominican Republic Operations Ltd.

Enron Dominicana Holding Limited
Enron Dominicana Limited Partnership
Smith/Enron Cogeneration Limited Partnership
Smith/Enron O&M Limited Partnership
Finven Financial Institution Limited
Chongju City Gas Co., Ltd.
Chonnam City Gas Co., Ltd.
Choongnam City Gas Co., Ltd.
Daehan City Gas Co., Ltd.
Daehan City Gas Engineering
Enron International Korea Holdings Company Ltd.
Enron International Korea LLC
SK-Enron Co., Ltd.
Iksan City Gas Co., Ltd.
Iksan Energy Co., Ltd.
Kangwon City Gas Co., Ltd.
Kumi City Gas Co., Ltd.
Pohang City Gas Co., Ltd.
Prisma Energy International Services LLC
Pusan City Gas Co., Ltd.
Pusan City Gas Development Co.
SK Gas Co., Ltd.
Enron Power Philippine Operating Corp.
Enron Subic Power Corp.
Subic Power Corp.
Transportadora Brasileira Gasoduto Bolivia - Brasil S.A. - TBG
Transredes do Brasil Ltda.
Enron Dutch Investment No. 2
Enron Reserve 6 B.V.
Trakya Elektrik Uretim ve Ticaret A.S.
Enron Power Holdings (Turkey) B.V.
Enron Power Holdings C.V.
Enron Turkey Energy B.V.
Mesquite Holdings B.V.
SII Enerji ve Uretim Limited Sirketi
SII Holdings 4 B.V.
Enron Transredes Services L.L.C.
Transredes - Transporte de Hidrocarburos S.A.
V. Holdings Industries, S.A.
VENGAS, S.A.
Java Investments Ltd.
Enron America do Sul Ltda. - Salvador Branch
Enron America do Sul Ltda.- Rio Branch
Enron Netherlands Holdings B.V.

                                   EXHIBIT I

                       CLASSES OF GENERAL UNSECURED CLAIMS


Class 3  - Enron Metals & Commodity Corp.
Class 4  - Enron Corp.
Class 5  - Enron North America Corp.
Class 6  - Enron Power Marketing, Inc.
Class 7  - PBOG Corp.
Class 8  - Smith Street Land Company
Class 9  - Enron Broadband Services, Inc.
Class 10 - Enron Energy Services Operations, Inc.
Class 11 - Enron Energy Marketing Corp.
Class 12 - Enron Energy Services, Inc.
Class 13 - Enron Energy Services, LLC
Class 14 - Enron Transportation Services, LLC
Class 15 - BAM Leasing Company
Class 16 - ENA Asset Holdings L.P.
Class 17 - Enron Gas Liquids, Inc.
Class 18 - Enron Global Markets LLC
Class 19 - Enron Net Works LLC
Class 20 - Enron Industrial Markets LLC
Class 21 - Operational Energy Corp.
Class 22 - Enron Engineering & Construction Company
Class 23 - Enron Engineering & Operational Services Company
Class 24 - Garden State Paper Company, LLC
Class 25 - Palm Beach Development Company, L.L.C.
Class 26 - Tenant Services, Inc.
Class 27 - Enron Energy Information Solutions, Inc.
Class 28 - EESO Merchant Investments, Inc.
Class 29 - Enron Federal Solutions, Inc.
Class 30 - Enron Freight Markets Corp.
Class 31 - Enron Broadband Services, L.P.
Class 32 - Enron Energy Services North America, Inc.
Class 33 - Enron LNG Marketing LLC
Class 34 - Calypso Pipeline, LLC
Class 35 - Enron Global LNG LLC
Class 36 - Enron International Fuel Management Company
Class 37 - Enron Natural Gas Marketing Corp.
Class 38 - ENA Upstream Company LLC
Class 39 - Enron Liquid Fuels, Inc.
Class 40 - Enron LNG Shipping Company
Class 41 - Enron Property & Services Corp.
Class 42 - Enron Capital & Trade Resources International Corp.

Class 43 - Enron Communications Leasing Corp.
Class 44 - Enron Wind Corp.
Class 45 - Enron Wind Systems, Inc.
Class 46 - Enron Wind Energy Systems Corp.
Class 47 - Enron Wind Maintenance Corp.
Class 48 - Enron Wind Constructors Corp.
Class 49 - EREC Subsidiary I, LLC
Class 50 - EREC Subsidiary II, LLC
Class 51 - EREC Subsidiary III, LLC
Class 52 - EREC Subsidiary IV, LLC
Class 53 - EREC Subsidiary V, LLC
Class 54 - Intratex Gas Company
Class 55 - Enron Processing Properties, Inc.
Class 56 - Enron Methanol Company
Class 57 - Enron Ventures Corp.
Class 58 - Enron Mauritius Company
Class 59 - Enron India Holdings Ltd.
Class 60 - Offshore Power Production C.V.
Class 61 - The New Energy Trading Company
Class 62 - EES Service Holdings, Inc.
Class 63 - Enron Wind Development LLC
Class 64 - ZWHC LLC
Class 65 - Zond Pacific, LLC
Class 66 - Enron Reserve Acquisition Corp.
Class 67 - National Energy Production Corporation
Class 68 - Enron Power & Industrial Construction Company
Class 69 - NEPCO Power Procurement Company
Class 70 - NEPCO Services International, Inc.
Class 71 - San Juan Gas Company, Inc.
Class 72 - EBF LLC
Class 73 - Zond Minnesota Construction Company LLC
Class 74 - Enron Fuels International, Inc.
Class 75 - E Power Holdings Corp.
Class 76 - EFS Construction Management Services, Inc.
Class 77 - Enron Management, Inc.
Class 78 - Enron Expat Services, Inc.
Class 79 - Artemis Associates, LLC
Class 80 - Clinton Energy Management Services, Inc.
Class 81 - LINGTEC Constructors L.P.
Class 82 - EGS New Ventures Corp.
Class 83 - Louisiana Gas Marketing Company
Class 84 - Louisiana Resources Company
Class 85 - LGMI, Inc.
Class 86 - LRCI, Inc.
Class 87 - Enron Communications Group, Inc.
Class 88 - EnRock Management, LLC

Class 89  - ECI Texas, L.P.
Class 90  - EnRock, L.P.
Class 91  - ECI-Nevada Corp.
Class 92  - Enron Alligator Alley Pipeline Company
Class 93  - Enron Wind Storm Lake I LLC
Class 94  - ECT Merchant Investments Corp.
Class 95  - EnronOnLine, LLC
Class 96  - St. Charles Development Company, L.L.C.
Class 97  - Calcasieu Development Company, L.L.C.
Class 98  - Calvert City Power I, L.L.C.
Class 99  - Enron ACS, Inc.
Class 100 - LOA, Inc.
Class 101 - Enron India LLC
Class 102 - Enron International Inc.
Class 103 - Enron International Holdings Corp.
Class 104 - Enron Middle East LLC
Class 105 - Enron WarpSpeed Services, Inc.
Class 106 - Modulus Technologies, Inc.
Class 107 - Enron Telecommunications, Inc.
Class 108 - DataSystems Group, Inc.
Class 109 - Risk Management & Trading Corp.
Class 110 - Omicron Enterprises, Inc.
Class 111 - EFS I, Inc.
Class 112 - EFS II, Inc.
Class 113 - EFS III, Inc.
Class 114 - EFS V, Inc.
Class 115 - EFS VI, L.P.
Class 116 - EFS VII, Inc.
Class 117 - EFS IX, Inc.
Class 118 - EFS X, Inc.
Class 119 - EFS XI, Inc.
Class 120 - EFS XII, Inc.
Class 121 - EFS XV, Inc.
Class 122 - EFS XVII, Inc.
Class 123 - Jovinole Associates
Class 124 - EFS Holdings, Inc.
Class 125 - Enron Operations Services, LLC
Class 126 - Green Power Partners I LLC
Class 127 - TLS Investors, L.L.C.
Class 128 - ECT Securities Limited Partnership
Class 129 - ECT Securities LP Corp.
Class 130 - ECT Securities GP Corp.
Class 131 - KUCC Cleburne, LLC
Class 132 - Enron International Asset Management Corp.
Class 133 - Enron Brazil Power Holdings XI Ltd.
Class 134 - Enron Holding Company L.L.C.

Class 135 - Enron Development Management Ltd.
Class 136 - Enron International Korea Holdings Corp.
Class 137 - Enron Caribe VI Holdings Ltd.
Class 138 - Enron International Asia Corp.
Class 139 - Enron Brazil Power Investments XI Ltd.
Class 140 - Paulista Electrical Distribution, L.L.C.
Class 141 - Enron Pipeline Construction Services Company
Class 142 - Enron Pipeline Services Company
Class 143 - Enron Trailblazer Pipeline Company
Class 144 - Enron Liquid Services Corp.
Class 145 - Enron Machine and Mechanical Services, Inc.
Class 146 - Enron Commercial Finance Ltd.
Class 147 - Enron Permian Gathering Inc.
Class 148 - Transwestern Gathering Company
Class 149 - Enron Gathering Company
Class 150 - EGP Fuels Company
Class 151 - Enron Asset Management Resources, Inc.
Class 152 - Enron Brazil Power Holdings I Ltd.
Class 153 - Enron do Brazil Holdings Ltd.
Class 154 - Enron Wind Storm Lake II LLC
Class 155 - Enron Renewable Energy Corp.
Class 156 - Enron Acquisition III Corp.
Class 157 - Enron Wind Lake Benton LLC
Class 158 - Superior Construction Company
Class 159 - EFS IV, Inc.
Class 160 - EFS VIII, Inc.
Class 161 - EFS XIII, Inc.
Class 162 - Enron Credit Inc.
Class 163 - Enron Power Corp.
Class 164 - Richmond Power Enterprise, L.P.
Class 165 - ECT Strategic Value Corp.
Class 166 - Enron Development Funding Ltd.
Class 167 - Atlantic Commercial Finance, Inc.
Class 168 - The Protane Corporation
Class 169 - Enron Asia Pacific/Africa/China LLC
Class 170 - Enron Development Corp.
Class 171 - ET Power 3 LLC
Class 172 - Nowa Sarzyna Holding B.V.
Class 173 - Enron South America LLC
Class 174 - Enron Global Power & Pipelines LLC
Class 175 - Cabazon Power Partners LLC
Class 176 - Cabazon Holdings LLC
Class 177 - Enron Caribbean Basin LLC
Class 178 - Victory Garden Power Partners I LLC
Class 179 - Oswego Cogen Company, LLC
Class 180 - Enron Equipment Procurement Company

Class 181 - Portland General Holdings, Inc.
Class 182 - Portland Transition Company, Inc.

                                   EXHIBIT J

                          CLASSES OF CONVENIENCE CLAIMS


Class 191 - Enron Metals & Commodity Corp.
Class 192 - Enron Corp.
Class 193 - Enron North America Corp.
Class 194 - Enron Power Marketing, Inc.
Class 195 - PBOG Corp.
Class 196 - Smith Street Land Company
Class 197 - Enron Broadband Services, Inc.
Class 198 - Enron Energy Services Operations, Inc.
Class 199 - Enron Energy Marketing Corp.
Class 200 - Enron Energy Services, Inc.
Class 201 - Enron Energy Services, LLC
Class 202 - Enron Transportation Services, LLC
Class 203 - BAM Leasing Company
Class 204 - ENA Asset Holdings L.P.
Class 205 - Enron Gas Liquids, Inc.
Class 206 - Enron Global Markets LLC
Class 207 - Enron Net Works LLC
Class 208 - Enron Industrial Markets LLC
Class 209 - Operational Energy Corp.
Class 210 - Enron Engineering & Construction Company
Class 211 - Enron Engineering & Operational Services Company
Class 212 - Garden State Paper Company, LLC
Class 213 - Palm Beach Development Company, L.L.C.
Class 214 - Tenant Services, Inc.
Class 215 - Enron Energy Information Solutions, Inc.
Class 216 - EESO Merchant Investments, Inc.
Class 217 - Enron Federal Solutions, Inc.
Class 218 - Enron Freight Markets Corp.
Class 219 - Enron Broadband Services, L.P.
Class 220 - Enron Energy Services North America, Inc.
Class 221 - Enron LNG Marketing LLC
Class 222 - Calypso Pipeline, LLC
Class 223 - Enron Global LNG LLC
Class 224 - Enron International Fuel Management Company
Class 225 - Enron Natural Gas Marketing Corp.
Class 226 - ENA Upstream Company LLC
Class 227 - Enron Liquid Fuels, Inc.
Class 228 - Enron LNG Shipping Company
Class 229 - Enron Property & Services Corp.
Class 230 - Enron Capital & Trade Resources International Corp.

Class 231 - Enron Communications Leasing Corp.
Class 232 - Enron Wind Corp.
Class 233 - Enron Wind Systems, Inc.
Class 234 - Enron Wind Energy Systems Corp.
Class 235 - Enron Wind Maintenance Corp.
Class 236 - Enron Wind Constructors Corp.
Class 237 - EREC Subsidiary I, LLC
Class 238 - EREC Subsidiary II, LLC
Class 239 - EREC Subsidiary III, LLC
Class 240 - EREC Subsidiary IV, LLC
Class 241 - EREC Subsidiary V, LLC
Class 242 - Intratex Gas Company
Class 243 - Enron Processing Properties, Inc.
Class 244 - Enron Methanol Company
Class 245 - Enron Ventures Corp.
Class 246 - Enron Mauritius Company
Class 247 - Enron India Holdings Ltd.
Class 248 - Offshore Power Production C.V.
Class 249 - The New Energy Trading Company
Class 250 - EES Service Holdings, Inc.
Class 251 - Enron Wind Development LLC
Class 252 - ZWHC LLC
Class 253 - Zond Pacific, LLC
Class 254 - Enron Reserve Acquisition Corp.
Class 255 - National Energy Production Corporation
Class 256 - Enron Power & Industrial Construction Company
Class 257 - NEPCO Power Procurement Company
Class 258 - NEPCO Services International, Inc.
Class 259 - San Juan Gas Company, Inc.
Class 260 - EBF LLC
Class 261 - Zond Minnesota Construction Company LLC
Class 262 - Enron Fuels International, Inc.
Class 263 - E Power Holdings Corp.
Class 264 - EFS Construction Management Services, Inc.
Class 265 - Enron Management, Inc.
Class 266 - Enron Expat Services, Inc.
Class 267 - Artemis Associates, LLC
Class 268 - Clinton Energy Management Services, Inc.
Class 269 - LINGTEC Constructors L.P.
Class 270 - EGS New Ventures Corp.
Class 271 - Louisiana Gas Marketing Company
Class 272 - Louisiana Resources Company
Class 273 - LGMI, Inc.
Class 274 - LRCI, Inc.
Class 275 - Enron Communications Group, Inc.
Class 276 - EnRock Management, LLC

Class 277 - ECI Texas, L.P.
Class 278 - EnRock, L.P.
Class 279 - ECI-Nevada Corp.
Class 280 - Enron Alligator Alley Pipeline Company
Class 281 - Enron Wind Storm Lake I LLC
Class 282 - ECT Merchant Investments Corp.
Class 283 - EnronOnLine, LLC
Class 284 - St. Charles Development Company, L.L.C.
Class 285 - Calcasieu Development Company, L.L.C.
Class 286 - Calvert City Power I, L.L.C.
Class 287 - Enron ACS, Inc.
Class 288 - LOA, Inc.
Class 289 - Enron India LLC
Class 290 - Enron International Inc.
Class 291 - Enron International Holdings Corp.
Class 292 - Enron Middle East LLC
Class 293 - Enron WarpSpeed Services, Inc.
Class 294 - Modulus Technologies, Inc.
Class 295 - Enron Telecommunications, Inc.
Class 296 - DataSystems Group, Inc.
Class 297 - Risk Management & Trading Corp.
Class 298 - Omicron Enterprises, Inc.
Class 299 - EFS I, Inc.
Class 300 - EFS II, Inc.
Class 301 - EFS III, Inc.
Class 302 - EFS V, Inc.
Class 303 - EFS VI, L.P.
Class 304 - EFS VII, Inc.
Class 305 - EFS IX, Inc.
Class 306 - EFS X, Inc.
Class 307 - EFS XI, Inc.
Class 308 - EFS XII, Inc.
Class 309 - EFS XV, Inc.
Class 310 - EFS XVII, Inc.
Class 311 - Jovinole Associates
Class 312 - EFS Holdings, Inc.
Class 313 - Enron Operations Services, LLC
Class 314 - Green Power Partners I LLC
Class 315 - TLS Investors, L.L.C.
Class 316 - ECT Securities Limited Partnership
Class 317 - ECT Securities LP Corp.
Class 318 - ECT Securities GP Corp.
Class 319 - KUCC Cleburne, LLC
Class 320 - Enron International Asset Management Corp.
Class 321 - Enron Brazil Power Holdings XI Ltd.
Class 322 - Enron Holding Company L.L.C.

Class 323 - Enron Development Management Ltd.
Class 324 - Enron International Korea Holdings Corp.
Class 325 - Enron Caribe VI Holdings Ltd.
Class 326 - Enron International Asia Corp.
Class 327 - Enron Brazil Power Investments XI Ltd.
Class 328 - Paulista Electrical Distribution, L.L.C.
Class 329 - Enron Pipeline Construction Services Company
Class 330 - Enron Pipeline Services Company
Class 331 - Enron Trailblazer Pipeline Company
Class 332 - Enron Liquid Services Corp.
Class 333 - Enron Machine and Mechanical Services, Inc.
Class 334 - Enron Commercial Finance Ltd.
Class 335 - Enron Permian Gathering Inc.
Class 336 - Transwestern Gathering Company
Class 337 - Enron Gathering Company
Class 338 - EGP Fuels Company
Class 339 - Enron Asset Management Resources, Inc.
Class 340 - Enron Brazil Power Holdings I Ltd.
Class 341 - Enron do Brazil Holdings Ltd.
Class 342 - Enron Wind Storm Lake II LLC
Class 343 - Enron Renewable Energy Corp.
Class 344 - Enron Acquisition III Corp.
Class 345 - Enron Wind Lake Benton LLC
Class 346 - Superior Construction Company
Class 347 - EFS IV, Inc.
Class 348 - EFS VIII, Inc.
Class 349 - EFS XIII, Inc.
Class 350 - Enron Credit Inc.
Class 351 - Enron Power Corp.
Class 352 - Richmond Power Enterprise, L.P.
Class 353 - ECT Strategic Value Corp.
Class 354 - Enron Development Funding Ltd.
Class 355 - Atlantic Commercial Finance, Inc.
Class 356 - The Protane Corporation
Class 357 - Enron Asia Pacific/Africa/ China LLC
Class 358 - Enron Development Corp.
Class 359 - ET Power 3 LLC
Class 360 - Nowa Sarzyna Holding B.V.
Class 361 - Enron South America LLC
Class 362 - Enron Global Power & Pipelines LLC
Class 363 - Portland General Holdings, Inc.
Class 364 - Portland Transition Company, Inc.
Class 365 - Enron Guaranty Claims
Class 366 - Wind Guaranty Claims
Class 367 - Cabazon Power Partners LLC
Class 368 - Cabazon Holdings LLC

Class 369 - Enron Caribbean Basin LLC
Class 370 - Victory Garden Power Partners I LLC
Class 371 - Oswego Cogen Company, LLC
Class 372 - Enron Equipment & Procurement Company
Class 373 - ENA Guaranty Claims
Class 374 - ACFI Guaranty Claims
Class 375 - EPC Guaranty Claims

                                   EXHIBIT K

                         CLASSES OF SUBORDINATED CLAIMS


Class 376 - Section 510 Enron Senior Notes Claim
Class 377 - Section 510 Enron Subordinated Debenture Claim
Class 378 - Section 510 Enron Preferred Equity Interest Claim
Class 379 - Section 510 Enron Common Equity Interest Claim
Class 380 - Penalty Claim
Class 381 - Enron TOPRS Subordinated Guaranty Claim
Class 382 - Other Subordinated Claim

                                   EXHIBIT L

                              SENIOR INDEBTEDNESS
                      (EXCERPTS OF RELEVANT DOCUMENTATION)


I.       ENRON SUBORDINATED DEBENTURES:

"Senior Indebtedness" shall mean the principal of, and premium, if any, and interest on, any indebtedness of [ENE] (other than the Securities and Exchangeable Subordinated Debentures issued and to be issued pursuant to the indenture, dated as of June 1, 1983, between [ENE] and Morgan Guaranty Trust Company of New York, as Trustee, as the same has been or may be amended from time to time) outstanding at any time, whether unsecured or secured by any mortgage, deed of trust, pledge, security interest or other lien, except indebtedness which by its terms is not superior in right of payment to the Securities. Notwithstanding anything herein to the contrary, "Senior Indebtedness" (x) shall include all Senior Bank Debt (including all Obligations which constitute Senior Bank Debt) and (y) shall not include (a) indebtedness of or monies owed by [ENE] for compensation to employees or for goods or material purchased in the ordinary course of business or for services or (b) indebtedness of [ENE] to a Subsidiary for money borrowed or advanced from such Subsidiary.

"Indebtedness," as applied to [ENE] or any Subsidiary, shall mean bonds, debentures, notes and other instruments representing obligations created or assumed by any such corporation for the repayment of money borrowed (other than unamortized debt discount or premium). All indebtedness secured by a lien upon property owned by [ENE] or any Subsidiary and upon which indebtedness any such corporation customarily pays interest, although any such corporation has not assumed or become liable for the payment of such indebtedness, shall for all purposes hereof be deemed to be indebtedness of any such corporation. All indebtedness for money borrowed incurred by other persons which is directly guaranteed as to payment of principal by [ENE] or any Subsidiary shall for all purposes hereof be deemed to be indebtedness of any such corporation, but no other contingent obligation of any such corporation in respect of indebtedness incurred by other persons shall for any purpose be deemed indebtedness of such corporation. Indebtedness of [ENE] or any Subsidiary shall not include (i) amounts which are payable only out of all or a portion of the oil, gas, natural gas, helium, coal, metals, minerals, steam, timber or other natural resources produced, derived or extracted from properties owned or developed by such corporation; (ii) any amount representing capitalized lease obligations; (iii) any indebtedness incurred to finance oil, gas, natural gas, helium, coal, metal, mineral, steam, timber, hydrocarbons, or geothermal or other natural resource or synthetic fuel exploration or development, payable, with respect to principal and interest, solely out of the proceeds of oil, gas, natural gas, helium, coal, metals, minerals, steam, timber, hydrocarbons, or geothermal or other natural resources or synthetic fuel to be produced, sold, and/or delivered by [ENE] or any Subsidiary; (iv) indirect guarantees or other contingent obligations in connection with the indebtedness of others, including agreements, contingent or otherwise, with such other persons or with third persons with respect to, or to permit or ensure the payment of, obligations of such other persons, including, without limitation, agreements to purchase or repurchase obligations of such other persons, agreements to advance or supply funds to or to invest in such other persons, or agreements to pay for property, products, or services of such other persons (whether or not conferred, delivered or rendered), and any demand charge, throughput, take-or-pay, keep-well, make-whole, cash deficiency, maintenance of working capital or earnings or similar agreements; and (v) any guarantees with respect to lease or other similar periodic payments to be made by other persons.

"Obligations" means any principal, interest, penalties, fees and other liabilities payable under the documentation governing any indebtedness, excluding fees and expenses payable to the Trustee.

"Senior Bank Debt" means any amounts outstanding from time to time under (i) the Loan Agreement dated as of November 19, 1986 among [ENE], the banks named therein, and Bankers Trust Company and Citibank, N.A., as Co-Agents, as the same may be from time to time amended, (ii) the Revolving Credit Agreement dated as of November 19, 1986 among [ENE], the banks named therein and Bankers Trust Company and Citibank, N.A., as Co-Agents, as the same may be from time to time amended, and (iii) the Credit Agreement dated as of November 19, 1986 among [ENE], the banks named therein and Bankers Trust Company and Citibank, N.A., as Co-Agents, as the same may be from time to time amended; provided that after each of the credit facilities listed in clauses (i) through (iii) have terminated and all amounts owing thereunder paid in full, the term "Senior Bank Debt" shall include any indebtedness of [ENE] incurred to refinance (including successive refinancings) such Senior Bank Debt unless under the terms of the agreements providing for any such refinancing it is provided that the indebtedness represented thereby shall not constitute Senior Bank Debt hereunder, and in any event Senior Bank Debt shall include any principal, interest, penalties, fees and other liabilities payable under any agreement described in clauses (i) through (iii) above or constituting Senior Bank Debt by virtue of the proceeding proviso.

"Subsidiary" means a corporation all of the voting shares (that is, shares entitled to vote for the election of directors, but excluding shares entitled so to vote only upon the happening of some contingency unless such contingency shall have occurred) of which shall be owned by [ENE] or by one or more Subsidiaries or by [ENE] and one or more Subsidiaries.


II.      ENRON TOPRS DEBENTURES:

"Senior Indebtedness" means the principal of, premium, if any, interest on and any other payment due pursuant to any of the following, whether outstanding at the date hereof or hereafter incurred, created or assumed: (i) all indebtedness of [ENE] (other than any obligations to trade creditors) evidenced by notes, debentures, bonds or other securities sold by [ENE] for money borrowed and capitalized lease obligations; (ii) all indebtedness of others of the kinds described in the preceding clause (i) assumed or guaranteed in any manner by [ENE] or in effect guaranteed by [ENE]; and (iii) all renewals, extensions or refundings of indebtedness of the kinds described in either of the preceding clauses (i) or (ii), unless, in the case of any particular indebtedness, capitalized lease obligation, guarantee, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same expressly



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

provides that such indebtedness, renewal, extension or refunding is subordinated to or is pari passu with the Securities.

III. ENRON CAPITAL RESOURCES, L.P., 9% CUMULATIVE PREFERRED SECURITIES, SERIES A (MIPS)

Loan Agreement

Section 4.01. Subordination. [ENE] and Resources covenant and agree, and the holders of the Series A Preferred Securities (and any trustee appointed by such holders) by their acceptance of such Series A Preferred Securities likewise agree, that the Loan is subordinate and junior in right of payment to all Senior Indebtedness as provided herein. The term "Senior Indebtedness" shall mean the principal, premium, if any, and interest on (i) all indebtedness of [ENE], whether outstanding on the date hereof or hereafter created, incurred or assumed, which is for money borrowed, or evidenced by a note or similar instrument given in connection with the acquisition of any business, properties or assets, including securities, (ii) any indebtedness of others of the kinds described in the preceding clause (i) for the payment of which [ENE] is responsible or liable (directly or indirectly, contingently or otherwise) as guarantor or otherwise, (iii) any indebtedness secured by a lien upon property owned by [ENE] and upon which indebtedness [ENE] customarily pays interest, even though [ENE] has not assumed or become liable for the payment of such indebtedness and (iv) amendments, renewals, extensions and refundings of any such indebtedness, unless in any instrument or instruments evidencing or securing such indebtedness or pursuant to which the same is outstanding, or in any such amendment, renewal, extension or refunding, it is expressly provided that such indebtedness is not superior in right of payment to the Loan and except that Senior Indebtedness shall not include the indebtedness pursuant to the Loan Agreement dated as of November 15, 1993 between [ENE] and Enron Capital LLC and any extensions or refundings thereof (the "Pari Passu Debt"). Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of (i) any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness, (ii) any exchange or release of, or non-perfection of any lien on or security interest in, any collateral, or any release from, amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Indebtedness, (iii) any other circumstance which might otherwise constitute a defense available to or discharge of Resources to the holders of the Series A Preferred Securities (or any trustee appointed by such holders) in respect of the provisions of this Section 4.01, or (iv) any act or failure to act on the part of Enron or by any act or failure to act, in good faith, by any holder of Senior Indebtedness, or by any noncompliance by [ENE] with the terms of this Agreement, regardless of any knowledge thereof which any person may have or be otherwise charged with. (Remainder of section omitted).

IV.      ENRON CAPITAL LLC, 8% CUMULATIVE PREFERRED SECURITIES (MIPS)

Loan Agreement

Section 4.01. Subordination. [ENE] and Capital covenant and agree, and the holders of the Preferred Shares (and any trustee appointed by such holders) by their acceptance of such

Preferred Shares likewise agree, that the Loans are subordinate and junior in right of payment to all Senior Indebtedness as provided herein. The term "Senior Indebtedness" shall mean the principal, premium, if any, and interest on (i) all indebtedness of [ENE], whether outstanding on the date hereof or hereafter created, incurred or assumed, which is for money borrowed, or evidenced by a note or similar instrument given in connection with the acquisition of any business, properties or assets, including securities, (ii) any indebtedness of others of the kinds described in the preceding clause (i) for the payment of which [ENE] is responsible or liable (directly or indirectly, contingently or non-contingently) as guarantor or otherwise, (iii) any indebtedness secured by a lien upon property owned by [ENE] and upon which indebtedness [ENE] customarily pays interest, even though [ENE] has not assumed or become liable for the payment of such indebtedness and (iv) amendments, renewals, extensions and refundings of any such indebtedness, unless in any instrument or instruments evidencing or securing such indebtedness or pursuant to which the same is outstanding, or in any such amendment, renewal, extension or refunding, it is expressly provided that such indebtedness is not superior in right of payment to the Loans. Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of (i) any amendment, modification or waiver of any term of the Senior Indebtedness or extension or renewal of the Senior Indebtedness, (ii) any exchange or release of, or non-perfection of any lien on or security interest in, any collateral, or any release from, amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Indebtedness, (iii) any other circumstance which might otherwise constitute a defense available to or discharge of Capital to the holders of the Preferred Shares (or any trustee appointed by such holders) in respect of the provisions of this Section 4.01, or
(iv) any act or failure to act, in good faith, by any holder of Senior Indebtedness, or by any noncompliance by [ENE] with the terms of this Agreement, regardless of any knowledge thereof which any person may have or be otherwise charged with. (Remainder of section omitted).


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